                                                  Metropolitan Series Fund, Inc.
                                                     and New England Zenith Fund

                                                                  Annual Reports
                                                                   December 2000

                                    [PHOTO]




                                         For use with MetLife Variable Annuities
                                         and MetLife and Metropolitan Tower Life
                                               Variable Life Insurance Contracts


                                                               [LOGO OF METLIFE]

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DECEMBER 2000

DEAR INVESTOR:

We are pleased to present the December 31, 2000 annual report of the Metropolitan Series Fund, Inc. The report begins with an overview of the U.S. and international economies during the year. Details for each portfolio, including a list of assets, investments and portfolio characteristics, follow.

FINDING THE SILVER LINING

The year 2000 began much the way 1999 ended -- with a strong economy and soaring stock prices. But the stock rally came to a halt in March as the NASDAQ Composite Index -- a common measure of performance for technology-related and other new economy stocks -- began to fall, finishing the year down 39%, the Index's worst one-year performance since it was created in 1971./1/ There was good news, however, as tobacco, energy, healthcare, and pharmaceutical stocks were the top performing industries in 2000./2/ Mid cap stocks, companies whose market value is between $1 billion and $10 billion, also performed well, delivering an average annual return of 17.5% as measured by the Standard & Poor's MidCap 400 Index.

The global stock markets experienced slow economic growth as well. European stock markets mirrored the U.S. in terms of volatility and negative returns for their major indexes, largely due to steep losses in the technology and telecommunications sectors. With a weakened yen, Japan flirted with a recession.

BONDS RALLY LATE IN THE YEAR

The bond market ended the year mixed, withstanding three short-term interest rate increases by the Federal Reserve in early 2000 to post solid gains late in the year. As the economy cooled, U.S. Treasury yields trended lower, sending their prices higher. Generally, bond prices rise as interest rates fall, and vice versa.

LESSONS TO LEARN

If the year 2000 has taught us anything, it's the importance of diversification. A well-rounded portfolio with assets allocated across a variety of markets and investment styles -- stocks and bonds, growth and value stocks, and foreign and U.S. investments -- will experience less volatility, since investment results won't depend on the performance of one stock, fund, or sector.

The variable annuity and variable life products funded by the Metropolitan Series Fund, Inc. offer portfolios in nearly all the major asset classes, as well as an asset allocation program and automated investment strategies that enable you to allocate your assets based on your individual investment goals and risk tolerance.

Most experts predict the economy will be sluggish in the early part of 2001, as the Federal Reserve has identified slower growth, and not inflation, as our economy's biggest threat. As a result, economists anticipate that interest rates will be cut again in 2001 to spur economic growth. The "surprise" interest rate cut made by the Federal Reserve on January 3 has already helped to stabilize the U.S. economy. However, decreased consumer spending and business investment, due to rising interest rates and higher energy costs, still pose a threat to a growing economy, and could result in continued volatility in the stock and bond markets in the near term.

We appreciate the confidence you have placed in us by choosing the Metropolitan Series Fund, Inc.

/s/ Christopher P. Nicholas

Christopher P. Nicholas
President and Chief Operating Officer
Metropolitan Series Fund, Inc.

/1/ "NASDAQ Sinks 3.4% As Market Staggers To Dismal Year End," David Runk,
     WSJ.com, January 1, 2001

/2/ Standard & Poor's U.S. Indices: 2000 Summary and Statistics, January 2001.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

A Shifting Economic Outlook in 2000

HOT U.S. ECONOMY COOLS OFF

America's sizzling economy cooled in the second half of 2000 after three short-term interest rate increases by the Federal Reserve Board early in the year. The pace of economic expansion was cut in half in a matter of months. Higher interest rates contributed to lower corporate profits and slower job creation, and finally put a damper on consumer spending as unemployment claims ticked upward. Dwindling consumer confidence translated into a disappointing holiday season for retailers -- the worst in a decade despite the fact that there were two additional shopping days prior to Christmas.

STOCKS FALL, BUT KEY SECTORS RALLY

After a record year in 1999, technology stocks led the markets downward in 2000. The NASDAQ Composite Index (a commonly accepted measure of technology stocks) returned -39%, its worst year ever. The Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned -9.10%. Yet, some major sectors of the stock market soared. Utilities, healthcare and financial stocks delivered strong, double-digit performance as investors became more defensive. Mid cap stocks also performed well, delivering a 17.5% annual return, significantly better than small and large cap stocks.

Value funds came back into favor, outpacing growth funds for the first time in three years./1/ Value funds are managed in a style that seeks companies that are undervalued relative to their long-term potential, while growth funds are managed in a style that seeks stocks with above-average growth potential. Value funds gained an average of 7.01% in 2000, while growth funds were down an average of 22.42%./2/

--------------------------------------------------------------------------------
                          STOCK AND BOND MARKET RETURNS
         AS MEASURED BY THE FOLLOWING INDEXES* ENDING DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                    [GRAPH]


                                   U.S. STOCKS         U.S. MID CAP STOCKS     U.S. SMALL                         U.S. BONDS
                              Standard & Poor's 500     Standard & Poor's      CAP STOCKS      INTERNATIONAL    Lehman Brothers
                              Composite Stock Price        Mid Cap 400         Russel 2000*       STOCKS           Aggregate
                                 (S&P 500) Index         (S&P 400) Index         Index        MSCI EAFE Index     Bond Index
1 YEAR                               -9.10%                  17.50%             -3.02%            -14.17%          11.63%
Cumulative Total Return

3 YEARS                              12.26%                  17.10%              4.65%              9.35%           6.36%
Annualized Total Return

5 YEARS                              18.33%                  20.41%             10.31%              7.13%           6.46%
Annualized Total Return

10 YEARS                             17.44%                  19.86%             15.33%              8.24%           7.96%
Annualized Total Return


Source: Lipper Analytical Services, Inc. *Direct investment in the Indexes is not possible.

This chart is for illustrative purposes only and is not indicative of past, present, or future performance of any specific investment. It compares the 1 Year, 3 Year, 5 Year and 10 Year returns of various categories of investments -- U.S. Stock Market as measured by Standard & Poor's 500(R) Composite Stock Price Index. U.S. Mid Cap Stocks as measured by Standard and Poor's Mid Cap 400(R) Index, U.S. Small Cap Stocks as measured by the Russell 2000(R) Index, International Stocks as measured by the Morgan Stanley Capital International EAFE(R) (Europe, Australasia and Far East) Index, and U.S. Bonds as measured by Lehman Brothers(R) Aggregate Bond Index.

/1/ "The Year 2000 in Review," Dan Culloton, MORNINGSTAR.com

/2/ Source: Russell 1000(R) Value Index and Russell 1000(R) Growth Index returns as of 12/31/00. (C)Frank Russell Company 1995-2001

   All Rights Reserved

--------------------------------------------------------------------------------
PERFORMANCE REVIEW FOR YEAR ENDED DECEMBER 31, 2000 continued
--------------------------------------------------------------------------------

INTERNATIONAL MARKETS FOLLOW U.S. LOWER

Higher inflation and projected slower economic growth hampered the stock markets in Europe and Asia. Japan failed to make progress toward an economic recovery and its stock market sank further into negative territory. Smaller Asian markets weakened and emerging markets lacked strength. For the year, only a handful of international stock markets generated positive returns, as measured by Morgan Stanley Capital International:

 . Canada, which held on to some early technology gains, . Denmark, Luxembourg and Switzerland among industrialized nations, . Venezuela, the Czech Republic, and Israel, among emerging markets.

If you are saving to meet long-term goals such as retirement, remember that stocks have outpaced bonds and inflation over the past 76 years./1/ If your current asset allocation strategy includes stock portfolios, they may still provide more growth potential than fixed or bond portfolios over time.


Commentary for Performance Review provided by State Street Research & Management Company.


The average diversified U.S. stock mutual fund fared better than almost every major stock index./2/

BONDS DELIVER STRONG RETURNS

Bonds were the bright spot in most portfolios as they outperformed all of the broad stock market indexes for the year. Slower economic growth and steadier short-term interest rates by mid-year were encouraging signs that the Federal Reserve's tighter monetary policy was working. Among different types of bonds, U.S. Treasury bonds were the strongest performers, helped by the federal government's buyback of $30 billion in long-term bonds. The buyback program reduced supply in the marketplace and led to higher prices and lower yields for Treasury bonds. Mortgage and municipal bonds also performed well while corporate bonds lagged. High-yield bonds did not perform as well as other bonds due to investor concerns about credit quality in a slowing economy.

OUTLOOK

Concerns that the economy could slip into recession have replaced fears that a strong economy could ignite inflation. Although most market watchers expect slowing corporate profits and less enthusiastic consumer spending in 2001, many indicators remain positive. And with stock valuations trending downward, investment opportunities may become more abundant as the year wears on. If promises of a tax cut from a new administration spark confidence among business and consumers, it could create a platform of stability under both the economy and the markets.


/1/ Source: Stocks, Bonds, Bills and Inflation(R) 2000 Yearbook, (C)Ibbotson
    Associates, Inc.

/2/ Source: "Benefits of Being Dull: Diversified Funds Offered Shelter as Techs
    Flashed, Burned," Ken Brown, The Wall Street Journal, December 22, 2000.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
 TABLE OF CONTENTS
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS
State Street Research Growth Portfolio .............................   MDA - 1
State Street Research Income Portfolio .............................   MDA - 2
State Street Research Money Market Portfolio .......................   MDA - 3
State Street Research Diversified Portfolio ........................   MDA - 4
State Street Research Aggressive Growth Portfolio ..................   MDA - 5
MetLife Stock Index Portfolio ......................................   MDA - 6
Putnam International Stock Portfolio ...............................   MDA - 7
Loomis Sayles High Yield Bond Portfolio ............................   MDA - 8
Janus Mid Cap Portfolio ............................................   MDA - 9
T. Rowe Price Small Cap Growth Portfolio ...........................   MDA - 10
Scudder Global Equity Portfolio ....................................   MDA - 11
Harris Oakmark Large Cap Value Portfolio ...........................   MDA - 12
Neuberger Berman Partners Mid Cap Value Portfolio ..................   MDA - 13
T. Rowe Price Large Cap Growth Portfolio ...........................   MDA - 14
Lehman Brothers(R) Aggregate Bond Index Portfolio ..................   MDA - 15
Morgan Stanley EAFE(R) Index Portfolio .............................   MDA - 16
Russell 2000(R) Index Portfolio ....................................   MDA - 17
Putnam Large Cap Growth Portfolio ..................................   MDA - 18
State Street Research Aurora Small Cap Value Portfolio .............   MDA - 19
MetLife Mid Cap Stock Index Portfolio ..............................   MDA - 20

ANNUAL REPORT OF THE METROPOLITAN
SERIES FUND AS OF DECEMBER 31, 2000

State Street Research Growth Portfolio
   Schedule of Investments:  .......................................   MSF - 1
   Statement of Assets and Liabilities & Statement of Operations:...   MSF - 3
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 4

State Street Research Income Portfolio
   Schedule of Investments: ........................................   MSF - 5
   Statement of Assets and Liabilities & Statement of Operations:  .   MSF - 10
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 11

State Street Research Money Market Portfolio
   Schedule of Investments: ........................................   MSF - 12
   Statement of Assets and Liabilities & Statement of Operations:  .   MSF - 13
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 14

State Street Research Diversified Portfolio
   Schedule of Investments: ........................................   MSF - 15
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 22
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 23

State Street Research Aggressive Growth Portfolio
   Schedule of Investments: ........................................   MSF - 24
   Statement of Assets and Liabilities & Statement of Highlights: ..   MSF - 26
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 27

MetLife Stock Index Portfolio
   Schedule of Investments: ........................................   MSF - 28
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 35
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 36

Putnam International Stock Portfolio
   Schedule of Investments: ........................................   MSF - 37
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 40
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 41

Loomis Sayles High Yield Bond Portfolio
   Schedule of Investments: ........................................   MSF - 42
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 49
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 50

Janus Mid Cap Portfolio
   Schedule of Investments: ........................................   MSF - 51
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 53
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 54

T. Rowe Price Small Cap Growth Portfolio
   Schedule of Investments: ........................................   MSF - 55
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 61
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 62

Scudder Global Equity Portfolio
   Schedule of Investments: ........................................   MSF - 63
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 66
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 67

Harris Oakmark Large Cap Value Portfolio
   Schedule of Investments: ........................................   MSF - 68
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 70
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 71

Neuberger Berman Partners Mid Cap Value Portfolio
   Schedule of Investments: ........................................   MSF - 72
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 75
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 76

T. Rowe Price Large Cap Growth Portfolio
   Schedule of Investments: ........................................   MSF - 77
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 80
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 81

Lehman Brothers Aggregate Bond Index Portfolio
   Schedule of Investments: ........................................   MSF - 82
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 88
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 89

Morgan Stanley EAFE(R) Index Portfolio
   Schedule of Investments: ........................................   MSF - 90
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 100
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 101

Russell 2000(R) Index Portfolio
   Schedule of Investments: ........................................   MSF - 102
   Statement of Assets and Liabilities & Statement of ..............   MSF - 122
   Statement of Changes in Net Assets & Financial Operations: ......   MSF - 123

Putnam Large Cap Growth Portfolio Highlights:
   Schedule of Investments: ........................................   MSF - 124
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 126
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 127

State Street Research Aurora Small Cap Value
   Schedule of Investments: ........................................   MSF - 128
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 131
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 132

MetLife Mid Cap Stock Index Portfolio
   Schedule of Investments: ........................................   MSF - 133
   Statement of Assets and Liabilities & Statement of Operations: ..   MSF - 139
   Statement of Changes in Net Assets & Financial Highlights: ......   MSF - 140

Notes to Financial Statements December 31, 2000 ....................   MSF - 141

A Portfolio may have a name and/or investment objective that is very similar to that of a publicly available mutual fund that is managed by the same money manager. These Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

Morgan Stanley sponsors the MSCI EAFE(R) Index, Lehman Brothers sponsors the Lehman Brothers(R) Aggregate Bond Index, Standard & Poor's sponsors the S&P 500(R) Index and the S&P 400(R) MidCap Index, and Frank Russell Company sponsors the Russell 2000(R) Index (together referred to as "index sponsors"). Direct investment in the indexes is not possible. The index sponsors do not sponsor, endorse, sell or promote any of the Portfolios or make any representation regarding the advisability of investing in the Portfolios. The index sponsors have no responsibility for and do not participate in the management of the Portfolio assets or sale of the Portfolio shares. Each index and its associated service marks are the exclusive property of the respective index sponsors, and references thereto have been made with permission. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with MetLife and the Fund.

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve long-term growth of capital and income, and moderate current income.


INCEPTION DATE

6/24/83


ASSET CLASS

Large Cap Stocks


UNDERLYING INVESTMENTS

Invests primarily in common stocks of well-established companies.


NET ASSETS

$3.3 billion


PORTFOLIO MANAGER

John T. Wilson, CFA


PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -6.18%, outpacing its benchmark, the Standard & Poor's 500 Composite Stock Price (S&P 500) Index,/1/ which returned -9.10% for the same period. The Portfolio's peer group, the Lipper Growth & Income Underlying Funds Average, returned 1.15% for the year. The Portfolio's performance can be attributed to a shift to defensive stock selection and a cutback in large cap stocks early in the period.

PORTFOLIO ACTIVITY
The positive contributions of pharmaceutical market leaders Pfizer and Pharmacia and consumer staples companies such as Anheuser Busch and PepsiCo were not enough to offset the continued decline in large cap technology and communications stocks. Despite a reduction in technology weighting during the year, the Portfolio was hurt by the decline in technology stock prices that began in the first quarter and continued throughout the year. As the economy began to slow, the Portfolio Manager continued to decrease the Portfolio's exposure to high-valuation technology stocks such as BEA Software and Veritas Software, which had been strong performers until the second half of the year.


--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 2000

                                                                   % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------

Pfizer, Inc. ........................................................   4.2%
General Electric Co. ................................................   3.8%
Citigroup, Inc. .....................................................   3.4%
Tyco International, Ltd. ............................................   3.3%
Ace, Ltd. ...........................................................   3.3%
Pharmacia Corp. .....................................................   3.1%
Federal National Mortgage Assoc .....................................   2.0%
Viacom, Inc. ........................................................   2.0%
American Home Products Corp. ........................................   2.0%
Baxter International, Inc. ..........................................   2.0%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.
--------------------------------------------------------------------------------

PORTFOLIO OUTLOOK
A slowing economy could keep the stock market volatile and could lead to more earnings disappointments and a possible slowdown in capital spending, especially in the first half of 2001. The Portfolio Manager has positioned the Portfolio to anticipate this environment through diversification and an emphasis on stocks with solid earnings growth. Lower interest rates could help the relative performance of early-cycle stocks such as financials, retail and consumer staples because they reduce the cost of doing business and help boost corporate spending. As valuations become more attractive, the Portfolio Manager will monitor technology for future buying opportunities.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.


--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                        THE S&P 500 INDEX SINCE 12/31/90
--------------------------------------------------------------------------------

              State Street Research
                 Growth Portfolio                   S&P 500 Index

 12/90               10,000                            10,000
                     13,047                            13,297
 12/92               14,040                            14,848
                     15,456                            16,986
 12/94               15,660                            16,433
                     21,544                            21,879
 12/96               26,491                            26,731
                     35,329                            34,163
 12/98               45,425                            43,983
                     54,985                            52,105
 12/00               49,978                            48,887

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                         State Street Research              S&P 500
                            Growth Portfolio                 Index

1 Year                           -6.18%                      -9.10%
3 Years                          12.52%                      12.26%
5 Years                          17.45%                      18.33%
10 Years                         17.20%                      17.44%
Since Inception                  14.43%                      15.80%



The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Standard & Poor's 500 Composite Stock Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

                                     MDA-1

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH INCOME PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve the highest possible total return, by combining current income with capital gains, consistent with prudent investment risk and, secondarily, preservation of capital.

INCEPTION DATE

6/24/83

ASSET CLASS

U.S. Bonds

UNDERLYING INVESTMENTS

Invests primarily in highly rated corporate and government bonds.

NET ASSETS

$474.9 million

AVERAGE BOND QUALITY

AA+

PORTFOLIO MANAGER

John H. Kallis


PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned 11.22%. The Portfolio's benchmark, the Lehman Brothers(R) Aggregate Bond Index,/1/ returned 11.63% over the same period. The Portfolio's peer group, the Lipper Corporate Bond A-Rated Underlying Funds Average, returned 10.54% for the same period. The Portfolio's performance can be attributed to a slightly shorter duration and a company-specific disappointment in the first half of the year.

PORTFOLIO ACTIVITY
In 2000, bonds did well as investors sought the income potential and relative stability of higher-quality investments during a volatile year in the stock markets. The Portfolio Manager reduced the Portfolio's exposure to corporate and high-yield bonds, which have been hurt by a slowing economy, and invested in high-quality U.S. Treasuries, U.S. agencies and agency mortgage bonds. Treasuries were the strongest performers during the year. After a year of attractive gains, the Portfolio Manager also reduced the Portfolio's investment in mortgage bonds, as they could lose ground if interest rates decline and homebuyers rush to refinance higher-interest-rate mortgages in 2001. The Portfolio's investment in non-dollar bonds also increased.

--------------------------------------------------------------------------------
                            BOND SECTOR DISTRIBUTION
--------------------------------------------------------------------------------

U.S. Treasury ................................................        20.8%
Industrial ...................................................        11.2%
Finance ......................................................        11.0%
Asset-Backed Securities ......................................         9.2%
Government Agency ............................................         8.1%
Utility ......................................................         7.3%
High Yield ...................................................         6.9%
Corporate Mortgage ...........................................         5.4%
Mortgages (U.S) ..............................................         4.7%
Non-Dollar--Foreign Debt .....................................         3.4%
Non-Corporate ................................................         1.9%
Cash, Short Term and Other
   Assets Less Liabilities ...................................        10.1%
--------------------------------------------------------------------------------

PORTFOLIO OUTLOOK
Lower interest rates could help ease recession concerns and give a boost to corporate bonds as well as to high-yield bonds, which have under-performed other segments of the bond market since 1999. The Portfolio is positioned for a rebound in both sectors.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.


--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                         THE LEHMAN BROTHERS AGGREGATE
                            BOND INDEX SINCE 12/31/90
--------------------------------------------------------------------------------

             State Street Research           Lehman Brothers Aggregate
                Income Portfolio                     Bond Index

 12/90               10,000                            10,000
                     11,600                            11,731
 12/92               12,459                            12,542
                     13,674                            13,967
 12/94               13,275                            13,527
                     15,727                            16,172
 12/96               16,298                            16,754
                     17,872                            18,401
 12/98               19,424                            20,130
                     19,265                            19,670
 12/00               21,504                            21,877


================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                       State Street      Lehman Brothers
                         Research           Aggregate
                     Income Portfolio       Bond Index

1 Year                   11.22%             11.63%
3 Years                   5.94%              6.36%
5 Years                   6.23%              6.46%
10 Years                  8.14%              7.96%
Since Inception           9.67%              8.20%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

                                     MDA-2

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve the highest possible current income consistent with preservation of capital and maintenance of liquidity.


INCEPTION DATE 6/24/83


ASSET CLASS

Cash/Cash Equivalent


UNDERLYING INVESTMENTS

Invests primarily in short-term money market instruments with minimal credit risk. Instruments in this Portfolio are neither insured nor guaranteed by the United States government.


NET ASSETS

$48.3 million


PORTFOLIO MANAGER

Dyann H. Kiessling


PERFORMANCE AT-A-GLANCE
The Portfolio returned 6.22% for the year 2000. The Portfolio's peer group, the Lipper Money Market Instrument Funds Average, returned 5.99% for the same period. Rising interest rates boosted money market yields and helped account for higher returns in 2000 than in 1999.

PORTFOLIO ACTIVITY
The Federal Reserve Board kept short-term interest rates steady during the second half of the year after six consecutive interest rate hikes dating back to June 1999. The official federal funds rate ended the year at 6.5%; however, it was already trending downward at the end of the year in anticipation of lower short-term interest rates in 2001.

The Portfolio Manager continued to invest only in high-quality first-tier money market instruments and to seek the highest possible current income consistent with capital preservation and liquidity.

PORTFOLIO OUTLOOK
Although the risk of inflation has not subsided, the Portfolio Manager believes that there are several factors that are likely to prompt the Federal Reserve to continue to cut short-term interest rates in the period ahead. These factors include a contracting manufacturing sector, softening labor markets, declining consumer confidence, rising energy prices, and a slowdown in household spending. As a result, money market yields could decline from the levels they reached in 2000.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

The Portfolio is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency. While the Portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the Portfolio.


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2000
--------------------------------------------------------------------------------

   1 Year                                                    6.22%
   3 Years                                                   5.44%
   5 Years                                                   5.31%
   10 Years                                                  4.87%
   Since Inception                                           6.28%

The table above does not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

                                     MDA-3

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS


INVESTMENT OBJECTIVE

To achieve a high total return while attempting to limit investment risk and preserve capital.


INCEPTION DATE 7/25/86


ASSET CLASS

U.S. Bonds/Large Cap Stocks


UNDERLYING INVESTMENTS

Invests in equity securities, fixed-income debt securities, or short-term money market instruments, or any combination thereof.


NET ASSETS

$2.8 billion


PORTFOLIO MANAGERS

  John H. Kallis
  (Fixed Income)
John T. Wilson, CFA
     (Equity)


PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned 1.04%. The Standard & Poor's 500 Composite Stock Price (S&P 500) Index/1/ and Lehman Brothers(R) Aggregate Bond Index/2/, returned -9.10% and 11.63% for the year, respectively. The Portfolio's peer group, the Lipper Income Underlying Funds Average, returned 5.28% for the same period. The Portfolio's modest performance can be attributed to a weak U.S. stock market and a positive U.S. bond market.

PORTFOLIO ACTIVITY
The Portfolio's investments in pharmaceutical market leaders such as Pfizer and Pharmacia and in consumer staples companies such as Anheuser Busch and PepsiCo did well. However, this shift to a more defensive stock and sector selection earlier in the year was not enough to offset the impact of declining prices among large cap technology and communications stocks.

On a positive note, the Portfolio's bond positions did help offset losses from the stock holdings. Investments in U.S. Treasury, mortgage and non-dollar bonds performed well. Near the end the year, the Portfolio Manager reduced investments in mortgage bonds. This move was spurred by the prospect of lower interest rates in 2001, which could hurt the sector if mortgage prepayments rise, as expected.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                                Top Ten Holdings
                            as of December 31, 2000

                                                                % of Total
Security                                                         Net Assets
------------------------------------------------------------------------------
U.S. Treasury Bonds ..............................................   6.8%
3.875%-11.250%, with various maturities through 5/15/2030
Federal National Mortgage Assoc. .................................   4.4%
U.S. Treasury Notes ..............................................   4.2%
5.875%-6.750%, with various maturities through 5/15/2005
Citigroup, Inc. ..................................................   2.8%
Pfizer, Inc. .....................................................   2.4%
General Electric Co. .............................................   2.1%
Tyco International, Ltd. .........................................   1.9%
Ace, Ltd. ........................................................   1.8%
Pharmacia Corp. ..................................................   1.8%
American Home Products Corp. .....................................   1.1%


Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.


PORTFOLIO OUTLOOK
The Portfolio Managers continue to focus on high-quality stocks and bonds. The Portfolio's equity investments have been positioned to anticipate a slower economy and more earnings disappointments, especially in the first half of 2001. The bond side of the Portfolio has been positioned to benefit from a rebound in the high yield market, which could be one of the best-performing segments of the market in the year ahead. Lower interest rates could also help performance as the Portfolio has a slightly longer duration than its benchmark.

NOTE: The views expressed are those of the Portfolio Managers as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.


--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                     THE S&P 500 INDEX AND LEHMAN BROTHERS
                       AGGREGATE BOND INDEX SINCE 12/31/90
--------------------------------------------------------------------------------

                State Street                          Lehman Bros
                  Research              S&P 500        Aggregate
            Diversified Portfolio        Index        Bond Index

 12/90            10,000                 10,000          10,000
                  12,484                 13,047          11,600
 12/92            13,668                 14,040          12,459
                  15,411                 15,456          13,674
 12/94            14,939                 15,660          13,275
                  18,977                 21,544          15,727
 12/96            21,731                 26,491          16,298
                  26,204                 35,329          17,872
 12/98            31,351                 45,425          19,424
                  34,083                 54,985          19,265
 12/00            34,437                 49,978          21,504


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                State Street                         Lehman Bros
                  Research              S&P 500       Aggregate
            Diversified Portfolio        Index       Bond Index

1 Year              1.04%                -9.10         11.63%
3 Years             9.53%                12.26%         6.36%
5 Years            12.66%                18.33%         6.46%
10 Years           13.16%                17.44%         7.96%
Since              11.64%                15.66%         8.20%
Inception

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

/2/The Lehman Brothers Aggregate Bond Index is an unmanaged measure of bond market performance. Direct investment in the Index is not possible.

                             MDA-4

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve maximum capital appreciation.

INCEPTION DATE 4/29/88

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS
Invests primarily in stocks of mid capitalization companies that have growth potential.

NET ASSETS
$1.5 billion

PORTFOLIO MANAGER
Catherine Dudley, CFA

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -7.63%. It outpaced its benchmark, the Russell MidCap Growth Index,/1/ which returned -11.75% over the same period of time. The Portfolio's peer group, the Lipper Capital Appreciation Underlying Funds Average, returned -8.17% for the year. The Portfolio's performance can be attributed to astute sector selection, which helped cushion the Portfolio against a continued slide in the price of technology stocks.

PORTFOLIO ACTIVITY
The Portfolio's investments in healthcare, financials, energy, and producer durables helped performance during the year. However, gains from stocks in these sectors of the market were not enough to offset losses in technology stocks. Near the end of the year, the Portfolio Manager sold some of the strongest performing stocks because their positions in the Portfolio had grown considerably. Some of the Portfolio's technology and retail investments were also sold on concerns that a slowing economy would continue to create a harsh backdrop for these sectors.

PORTFOLIO OUTLOOK
The Portfolio Manager expects the economy to slow further in the months ahead, and that could mean continued volatility for the stock market. Higher energy prices, which affect both companies and U.S. consumers, could translate into shrinking short-term profits. As a result, the Portfolio Manager continues to focus on financial, healthcare, energy, and producer stocks -- all industries that could generate reasonable earnings growth despite a generally weakening economy.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Millipore Corp. ......................................................  3.5%
Powerwave Technologies, Inc. .........................................  3.3%
EOG Resources, Inc. ..................................................  3.2%
Noble Drilling Corp. .................................................  2.9%
Express Scripts, Inc. ................................................  2.8%
Andrx Corp. ..........................................................  2.6%
Genzyme Corp. ........................................................  2.5%
Danaher Corp. ........................................................  2.2%
Symbol Technologies, Inc. ............................................  2.1%
Ace, Ltd. ............................................................  2.1%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                     THE S&P 500 INDEX AND RUSSELL MIDCAP
                          GROWTH INDEX SINCE 12/31/90
--------------------------------------------------------------------------------

                                    State Street
                                      Research
                                     Aggressive
                   S&P                 Growth               Russel MidCap
                  Index               Portfolio              Growth Index
Dec-90            10,000               10,000                   10,000
                  13,047               16,641                   14,703
Dec-92            14,040               18,369                   15,984
                  15,456               22,526                   17,773
Dec-94            15,660               22,102                   17,388
                  21,544               28,621                   23,297
Dec-96            26,491               30,832                   27,368
                  35,329               32,887                   33,537
Dec-98            45,425               37,390                   39,528
                  54,985               49,818                   59,803
Dec-00            49,978               46,015                   52,777

================================================================================

                          Average Annual Total Returns
                             As of December 31, 2000

--------------------------------------------------------------------------------

                      State Street          Russell
                   Research Aggressive       MidCap           S&P 500
                     Growth Portfolio      Growth Index        Index
1 Year                    -7.63%            -11.75%            -9.10%
3 Years                   11.85%             16.32%            12.26%
5 Years                    9.96%             17.77%            18.33%
10 Years                  16.49%             18.10%            17.44%
Since Inception           14.68%             16.25%            16.55%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell MidCap Growth Index is an unmanaged measure of the performance of mid cap companies with higher price-to-book ratios and higher forecasted growth values. Direct investment in the Index is not possible.

                                     MDA-5

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To equal the performance of the Standard & Poor's 500 Composite Stock Price ("S&P 500") Index.

INCEPTION DATE 5/1/90

ASSET CLASS
Large Cap Stocks

UNDERLYING INVESTMENTS
Invests in the common stock of companies which are included in the "S&P 500" Index.

NET ASSETS
$4.0 billion

PORTFOLIO MANAGEMENT
MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -9.34%. The Standard & Poor's 500 Composite Stock Price (S&P 500) Index,/1/ which the Portfolio is designed to track, returned -9.10% for the same period. The Portfolio's performance can be attributed to significant volatility in the U.S. stock market in 2000, as the S&P 500 declined sharply between October and December to close down for the year. This was the first year of negative performance for the S&P 500 Index since 1990.

PORTFOLIO ACTIVITY
The technology sector decreased -39.2% and accounted for all of the negative performance in the S&P 500 Index for the year. The technology sector weighting decreased from 28.7% of the total benchmark on December 31, 1999 to 22.0% at the close of December 29, 2000. Excluding the technology sector, the S&P 500 Index would have returned 2.4% for the year. Twelve names in the technology sector accounted for 80% of the year's negative return. The three largest stocks to impact performance were Microsoft (-62.8%), Lucent Technologies (-80.8%), and Cisco Systems (-28.5%).

Some of the stronger performing sectors for the year were healthcare (up 34.6%), financials (up 23.4%), and utilities (up 54.8%). These three sectors make up a relatively small portion of the full S&P 500 Index.

There were 58 companies added to the S&P 500 Index benchmark in 2000 and turnover in the benchmark was approximately 11.0% for the year. This figure is higher than historical averages and has steadily increased over the past few years.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in early 2001 include the Federal Reserve's interest rate policy, the new Presidential administration, oil prices, corporate earnings, and the overall performance of both the technology and financial sectors.

NOTE: The views expressed are those of Portfolio Management as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 2000

                                                                   % of Total
Security                                                           Net Assets
--------------------------------------------------------------------------------
General Electric Co. .................................................  4.0%
Exxon Mobil Corp. ....................................................  2.6%
Pfizer, Inc. .........................................................  2.5%
Cisco Systems, Inc. ..................................................  2.3%
Citigroup, Inc. ......................................................  2.2%
Wal-Mart Stores, Inc. ................................................  2.0%
Microsoft Corp. ......................................................  2.0%
American International Group, Inc. ...................................  1.9%
Merck & Co., Inc. ....................................................  1.8%
Intel Corp. ..........................................................  1.7%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                       THE S&P 500 INDEX SINCE 12/31/90
--------------------------------------------------------------------------------

                  S&P 500 Index            MetLife Stock Index Portfolio
Dec-90               10,000                           10,000
                     13,047                           12,976
Dec-92               14,040                           13,941
                     15,456                           15,271
Dec-94               15,660                           15,452
                     21,544                           21,149
Dec-96               26,491                           25,941
                     35,329                           34,291
Dec-98               45,425                           43,972
                     54,985                           53,113
Dec-00               49,978                           48,153

================================================================================

                         Average Annual Total Returns
                            As of December 31, 2000

--------------------------------------------------------------------------------

                               MetLife Stock                S&P 500
                              Index Portfolio                Index
1 Year                            -9.34%                     -9.10%
3 Years                           11.98%                     12.26%
5 Years                           17.89%                     18.33%
10 Years                          17.02%                     17.44%
Since Inception                   16.08%                     16.55%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

                                     MDA-6

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve long-term growth of capital.

INCEPTION DATE 5/1/91

ASSET CLASS
International Stocks

UNDERLYING INVESTMENTS
Common stocks of companies outside the United States.

NET ASSETS
$428.5 million

PORTFOLIO MANAGER
Putnam Core International Equity Team, with Omid Kamshad as the Lead Manager/2/

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -10.11%, out-pacing its benchmark, the Morgan Stanley Capital International EAFE(R) Index,/1/ which returned -14.17% for the same period. The Portfolio's peer group, the Lipper International Underlying Funds Average, returned -14.54% for the same period.

PORTFOLIO ACTIVITY
The Portfolio moved to underweight positions in technology and telecommunications stocks and increased its energy and pharmaceutical holdings. The Portfolio was also underweighted in the beleaguered Japanese equity market.

On an absolute basis, the Portfolio declined during the period as the global markets experienced a sector rotation out of richly valued, high-growth stocks in the technology and telecommunications sectors into more defensive sectors like pharmaceuticals and financials.

On a relative basis, the Portfolio Manager's adherence to the disciplined core philosophy held up well in the turbulent market environment. Strong stock selection among the technology, telecommunications, and healthcare sectors enhanced relative results. The continued underweighting of Japan also boosted returns.

PORTFOLIO OUTLOOK
Portfolio management believes the moderating economic growth of the fourth quarter will persist through the first half of 2001 before stronger, steadier growth takes hold in the final two quarters of the year. In the near term, the Portfolio is poised for continued high levels of volatility as equity markets recover from the technology-led disequilibrium of the past year.

The Portfolio Manager is cautiously transitioning the Portfolio from its defensive posture amid expectations of lower interest rates, declining oil prices, a weaker U.S. dollar, and lower inflation. In particular, Portfolio management anticipates adding to its holdings among technology, telecommunications, media, and global banking stocks, as undervalued, attractive equities in these downtrodden sectors are identified.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 2000

                                                                  % of Total
Security                                                          Net Assets
--------------------------------------------------------------------------------
Total Fina S.A. ................................................      4.4%
ING Groep NV ...................................................      3.9%
Vodafone AirTouch ..............................................      3.8%
Shell Transport & Trading Co. ..................................      3.2%
Nokia AB Oyj ...................................................      3.2%
Aventis S.A. ...................................................      2.8%
ENI SpA ........................................................      2.3%
Sanofi-Synthelabo S.A. .........................................      2.1%
AstraZeneca Group ..............................................      2.0%
Nestle S.A. ....................................................      2.0%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                       THE MSCI EAFE INDEX SINCE 5/1/91
--------------------------------------------------------------------------------

                      MSCI EAFE Index                Putnam Int'l Stock
May-91                    10,000                           10,000
                          10,335                            9,845
Dec-92                     9,077                            8,840
                          12,033                           13,062
Dec-94                    12,969                           13,725
                          14,422                           13,840
Dec-96                    15,294                           13,594
                          15,566                           13,276
Dec-98                    18,679                           16,270
                          23,715                           18,946
Dec-00                    20,355                           17,031

================================================================================

                         Average Annual Total Returns
                            As of December 31, 2000

--------------------------------------------------------------------------------

                       Putnam Int'l         MSCI EAFE
                     Stock Portfolio          Index
1 Year                  -10.11%              -14.17%
3 Years                   8.66%                9.35%
5 Years                   4.24%                7.13%
10 Years                    N/A                  N/A
Since Inception           5.66%                7.63%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Morgan Stanley Capital International (MSCI) EAFE, Index is an unmanaged, commonly used measure for Europe, Australasia, and the Far East. Direct investment in the Index is not possible.

/2/ Putnam Investment Management assumed portfolio management as of January 24,
    2000.

                                     MDA-7

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE
To achieve high total investment return through a combination of current income and capital appreciation.

INCEPTION DATE 3/3/97

ASSET CLASS
High Yield Bonds

UNDERLYING INVESTMENTS
Normally invests at least 65% of its assets in below investment grade fixed-income securities (commonly referred to as "junk bonds").

NET ASSETS
$68.9 million

AVERAGE BOND QUALITY B1

PORTFOLIO MANAGERS
Daniel J. Fuss, CFA, CIC
Kathleen C. Gaffney, CFA

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -0.95%, out-performing its benchmark, the Merrill Lynch High Yield Bond Index,/1/ which returned -3.84% for the year. The Portfolio's peer group, the Lipper High Yield Underlying Funds Average, returned -7.03% over the same period.

With the Federal Reserve raising short-term interest rates in early 2000 to slow the economy, high yield bond issuers suffered, as their yield advantage over U.S. Treasury bonds widened. The market was hampered by a lack of liquidity as money managers were forced to sell holdings to meet redemptions in their funds, and bond dealers were unwilling to carry significant inventory.

PORTFOLIO ACTIVITY
The Portfolio Managers invested in emerging markets, which proved to be relatively stable in 2000 and offered attractive yields. This sector outperformed the U.S. high yield bond market during 2000, with the J.P. Morgan Emerging Bond Index returning 14.66%. The Portfolio benefited from exposure to energy related bonds, as the prices of both oil and gas increased throughout 2000.

The Portfolio suffered from its exposure to technology bonds with declines in wireless, telecommunications, internet, data transmission companies, and cable companies.

PORTFOLIO OUTLOOK
The Portfolio Managers believe that the next six months will be better for high yield investors than the last year proved to be. With the Federal Reserve lowering short-term rates in early 2001, the high yield market has rallied significantly. Lower interest rates directly benefit fixed income issuers. Liquidity has improved, as dealers are more willing to keep inventory, and money flows into the sector have gone from negative to positive.

The Portfolio will continue to purchase bonds based on fundamental credit research, and the use of sector and yield spread analysis. The Portfolio Managers anticipate maintaining a relatively high exposure to emerging markets through the use of Yankee securities,2 and believe that the U.S. economy is likely to slow, while other countries will continue to expand at a rapid pace.

NOTE: The views expressed are those of the Portfolio Managers as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                           BOND SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
Industrial--Service ...............................................  17.8%
Telephone .........................................................  17.7%
Industrial--Energy ................................................   9.2%
Industrial--Manufacturing .........................................   8.2%
Government ........................................................   8.1%
Industrial--Consumer ..............................................   8.0%
Industrial--Cyclical ..............................................   6.0%
Electric Utilities ................................................   5.9%
Financial--Other ..................................................   5.2%
Financial--Banks ..................................................   3.5%
Other Industries ..................................................   7.2%
Cash ..............................................................   3.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                    THE MERRILL LYNCH HIGH YIELD BOND INDEX
                                 SINCE 3/3/97
--------------------------------------------------------------------------------

                      Merrill Lynch                      Loomis Sayles
                  High Yield Bond Index            High Yield Bond Portfolio
Mar-97                   10,000                             10,000
Dec-97                   11,041                             10,618
Dec-98                   11,446                              9,821
Dec-99                   11,626                             11,571
Dec-00                   11,179                             11,460

================================================================================

                         Average Annual Total Returns
                            As of December 31, 2000

--------------------------------------------------------------------------------

                        Loomis Sayles High          Merrill Lynch High
                       Yield Bond Portfolio        Yield Bond Portfolio

1 Year                       -0.95%                       -3.84%
3 Years                       2.58%                        0.41%
5 Years                         N/A                          N/A
10 Years                        N/A                          N/A
Since Inception               3.62%                        2.95%


The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Merrill Lynch High Yield Bond Index is an unmanaged measure of high-yield bond market performance. Direct investment in the Index is not possible.

/2/ Yankee securities are foreign bonds issued in U.S. currency, which reduces the risk of currency exchange rates creating losses or reducing gains.

                                     MDA-8

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
JANUS MID CAP PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To provide long-term growth of capital.

INCEPTION DATE 3/3/97

ASSET CLASS
Mid Cap Stocks

UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in common stocks of medium capitalization companies selected for their growth potential.

NET ASSETS
$1.8 billion

PORTFOLIO MANAGER

James P. Goff, CFA

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -31.24%. Its benchmark, the Standard & Poor's MidCap 400 Index/1/ (S&P MidCap 400), returned 17.51% and its peer group, the Lipper MidCap Funds Underlying Average, returned 5.21% for the same period.
The Portfolio's performance was negatively affected by worries that the economy was edging toward recession, which prompted investors to sell high-growth stocks. Gains were primarily driven by economically sensitive, slower-growing sectors of the market--areas the Portfolio Manager typically tries to avoid. Meanwhile, the faster growing companies in which the Portfolio invests were hit hard by substantial volatility.

PORTFOLIO ACTIVITY
The Portfolio's limited exposure to utilities, financial services, and energy companies, and its focus on media and telecommunications therefore goes to the heart of its disappointing performance. The Portfolio suffered losses among its internet infrastructure and related stocks. The growth of the internet has failed to live up to some investors' ambitious expectations and even well-positioned, highly profitable firms such as web hosting leader Exodus Communications and web security and domain name registrar VeriSign suffered considerably. Although the Portfolio Manager began trimming exposure to this volatile segment before valuations hit bottom, the speed and severity of these declines was surprising. Bright spots included companies such as payroll processor Paychex and adult education innovator Apollo Group, which operates the University of Phoenix.

PORTFOLIO OUTLOOK
While the Federal Reserve's decision to cut interest rates in early January is encouraging, the economy's outlook remains clouded. However, the Portfolio Manager is optimistic about the companies in the Portfolio, the vast majority of which continued to post strong growth despite declines in their stock prices. Although the result was a disappointing year of returns, the companies in the Portfolio are now trading at extremely attractive valuations. For that reason, the Portfolio will remain steadfast in its approach of leveraging detailed, hands-on research to uncover fastgrowing companies regardless of which direction the economy turns.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                            Top Ten Equity Holdings
                            as of December 31, 2000

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Paychex, Inc. .......................................................  6.0%
EOG Resources, Inc. .................................................  5.9%
American Tower Corp. ................................................  4.4%
Millennium Pharmaceuticals ..........................................  4.3%
Human Genome Sciences, Inc. .........................................  3.8%
Apollo Group, Inc. ..................................................  3.6%
Crown Castle International Corp. ....................................  3.2%
Vitesse Semiconductor Corp. .........................................  3.1%
Integrated Device Technology ........................................  3.0%
Sepracor, Inc. ......................................................  2.9%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       A $10,000 INVESTMENT COMPARED TO
                     THE S&P MIDCAP 400 INDEX SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Janus Mid Cap Portfolio       S&P MidCap 400 Index

Mar-97                             10,000                      10,000
Dec-97                             12,822                      12,853
Dec-98                             17,592                      15,309
Dec-99                             39,216                      17,563
Dec-00                             26,953                      20,637


================================================================================
                         Average Annual Total Returns
                            As of December 31, 2000
--------------------------------------------------------------------------------
                                Janus Mid Cap                 S&P MidCap
                                  Portfolio                   400 Index

1 Year                             -31.24%                     17.51%
3 Years                             28.12%                     17.10%
5 Years                                N/A                        N/A
10 Years                               N/A                        N/A
Since Inception                     29.56%                     20.80%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Standard & Poor's MidCap 400 Index (S&P MidCap 400) is an unmanaged measure of mid cap stock performance. Direct investment in the Index is not possible.

                                     MDA-9

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To achieve long-term capital growth.

INCEPTION DATE 3/3/97

ASSET CLASS
Small Cap Stocks

UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in a diversified group of small capitalization companies.

NET ASSETS

$337.3 million

PORTFOLIO MANAGER

Paul W. Wojcik/2/

PERFORMANCE AT A GLANCE
For 2000, the Portfolio returned -9.09% for the year, outpacing its benchmark, the Russell 2000(R) Growth Index,/1/ which returned -22.43% for the same period. The Portfolio's peer group, the Lipper Small Cap Underlying Funds Average, returned 0.24% for the same period.

The Portfolio's performance was affected by the striking divergence between growth and value stocks. While the Russell 2000 Growth Index fell 22%, the Russell 2000 Value Index rose 23%. Investors grew more risk averse as the year progressed, selling the most speculative, volatile stocks--many of which are growth stocks--and seeking safer havens in the energy, financial and healthcare sectors.

PORTFOLIO ACTIVITY
Although the Portfolio was hurt by plunging technology stock prices (the Portfolio's largest sector weighting), the Portfolio Manager's aversion to owning the riskiest stocks helped the Portfolio beat the Russell 2000 Growth Index by a wide margin for the year. The Portfolio also benefited from its broad diversification--both by sector and number of holdings. Healthcare stocks, the Portfolio's second-largest sector allocation, performed well, led by biotechnology stocks, which had strong results earlier in the year but struggled during the fourth quarter. Financial services stocks, about 9% of the Portfolio's assets, also provided strong returns.

PORTFOLIO OUTLOOK
The Portfolio Manager will continue to diversify holdings across sectors to maintain sector neutrality because, as was evident in 2000, different market segments perform well at different times. Diversification across individual stocks is also key. With about 400 stocks in the Portfolio, no single holding is greater than 1% of the Portfolio's assets. Portfolio management believes that a diversified approach, coupled with an emphasis on companies with strong fundamentals, should provide good investment results over the long term.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 2000

                                                                   % of Total
Security                                                           Net Assets
--------------------------------------------------------------------------------
Barrett Resources Corp. .............................................   0.9%
L-3 Communications Holdings, Inc. ...................................   0.9%
King Pharmaceuticals, Inc. ..........................................   0.9%
UTI Energy Corp. ....................................................   0.8%
Manugistics Group, Inc. .............................................   0.8%
Techne Corp. ........................................................   0.7%
Cabot Oil & Gas Corp. ...............................................   0.7%
C.H. Robinson Worldwide .............................................   0.7%
Anaren Microwave, Inc. ..............................................   0.7%
Insituform Technologies, Inc. .......................................   0.7%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                    RUSSELL 2000 GROWTH INDEX SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [GRAPH]

          T. Rowe Price Small Cap Growth Portfolio     Russell 2000 Growth Index

Mar-97                    10,000                                10,000
Dec-97                    11,881                                11,728
Dec-98                    12,291                                11,872
Dec-99                    15,732                                16,988
Dec-00                    14,302                                13,177


================================================================================
                         Average Annual Total Returns
                            As of December 31, 2000
--------------------------------------------------------------------------------

                             T. Rowe Price Small                Russell 2000
                              Cap Growth Portfolio              Growth Index
1 Year                               -9.09%                       -22.43%
3 Years                               6.38%                         3.96%
5 Years                                N/A                          N/A
10 Years                               N/A                          N/A
Since Inception                       9.79%                         7.46%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 2000 Growth Index is an unmanaged measure of small capitalization companies with higher price-to-look ratios and higher forecasted growth values. Direct investment in the Index is not possible.
/2/ Paul W. Wojcik became chairman of the portfolio management committee on 12/31/00.

                                    MDA-10

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
SCUDDER GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To achieve long-term growth of capital.

INCEPTION DATE

3/3/97

ASSET CLASS

Large Cap Stocks/International Stocks

UNDERLYING INVESTMENTS

Invests, on a worldwide basis, in equity securities of companies that are incorporated in the U.S. or in foreign countries. The Portfolio may also invest in the securities of U.S. and foreign issuers.

NET ASSETS

$211.4 million

PORTFOLIO MANAGERS

William E. Holzer
Nicholas Bratt

PERFORMANCE AT A GLANCE
For 2000, the Portfolio returned -1.61%, outperforming its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index,/1/ which returned -13.92% over the same period. The Portfolio's peer group, the Lipper Global Underlying Funds Average, returned -9.93% for the year.

The Portfolio's performance was affected by inflationary concerns due to higher energy prices, and tight labor markets. Faced with rising interest rates, high priced Technology, Media and Telecom ("TMT") stocks were weak globally in contrast with the previous two years. Investors switched to defensive holdings, but markets everywhere, dominated by the small universe of large cap TMT stocks, declined.

PORTFOLIO ACTIVITY
Since 1998, through the Portfolio's thematic approach, TMT stock risk has been offset with the non-correlated risks of energy, mining, and utility stocks. Concerned by TMT stock valuations a year ago, the Portfolio Managers reduced exposure to these and built up exposure to the more defensive sectors. This has driven performance, which was helped by stocks like Exelon, Lockheed Martin, Enron and Anadarko Petroleum, and hurt by holdings like Sony, Nortel Networks, and NTT Docomo. Although TMT holdings hurt absolute performance relative to the benchmark, the Portfolio's performance was helped by its underweighted exposure to TMT stocks. The Portfolio's overweighted exposure to utilities, materials, and energy also helped, as did its underweighted exposure to the U.S.

PORTFOLIO OUTLOOK
The global economy is undergoing an important transition as the TMT bubble in financial markets deflates, and companies face intensifying competition in the new auction economy. Markets will be volatile, and corporations' returns on capital will decline. The Portfolio will focus on flexible knowledge-based virtual companies, and companies with long lived real assets (mines, utilities) that may be facing shortages due to a lack of investment during the technology boom.

NOTE: The views expressed are those of the Portfolio Managers as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

                            Top Ten Equity Holdings
                            as of December 31, 2000

                                                                   % of Total
Security                                                           Net Assets
--------------------------------------------------------------------------------
Exelon Corp. ........................................................   2.0%
Aventis S.A .........................................................   2.0%
Bayer AG ............................................................   1.7%
Anadarko Petroleum Corp. ............................................   1.7%
Stillwater Mining Co. ...............................................   1.6%
Rio Tinto, Ltd. .....................................................   1.6%
Burlington Resources, Inc. ..........................................   1.5%
Nestle S.A ..........................................................   1.4%
Conoco, Inc. ........................................................   1.4%
American Home Products Corp. ........................................   1.3%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     A $10,000 INVESTMENT COMPARED TO THE
                   MSCI ALL COUNTRY WORLD INDEX SINCE 3/3/97
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Scudder Global        MSCI All Country
                        Equity Portfolio          World Index
            3/97             10,000                  10,000
           12/97             10,962                  11,121
           12/98             12,712                  13,536
           12/99             15,911                  17,233
           12/00             15,655                  14,834

================================================================================
                         Average Annual Total Returns
                            As of December 31, 2000
--------------------------------------------------------------------------------

                               Scudder Global               MSCI All Country
                              Equity Portfolio                 World Index

1 Year                             -1.61%                       -13.92%
3 Years                            12.61%                        10.08%
5 Years                               N/A                           N/A
10 Years                              N/A                           N/A
Since Inception                    12.42%                        10.83%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, commonly used measure of U.S. and foreign stock market performance. Direct investment in the Index is not possible.

                                    MDA-11

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To seek long-term capital appreciation.

INCEPTION DATE

11/9/98

ASSET CLASS

Large Cap Stocks

UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in equities securities of large capitalization U.S. companies.

NET ASSETS

$53.6 million

PORTFOLIO MANAGERS

William C. Nygren, CFA
Kevin G. Grant, CFA

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned 12.43%, which compares favorably to the performance of its benchmark--the Russell 1000 Value Index/1/--which returned 7.01% for the same period. The Portfolio's peer group, the Lipper Growth Underlying Funds Average, returned -9.22% for the same period. The Portfolio's performance can be attributed to investors' rotation away from highly-priced, technology stocks toward more attractively valued areas, including consumer goods and financial stocks.

PORTFOLIO ACTIVITY

Currently, the Portfolio holds 50 stocks across a variety of industries. New stocks added to the Portfolio include: AT&T--Liberty Media, Gannett, Sara Lee, Starwood Hotels, Teradyne, and Textron. A few stocks reached our target sell price and were eliminated from the Portfolio. These include: Fort James Corp., Nike, Sybron Dental, and USA Education, Inc.

Strong performances from Rockwell International, Mattel, First Data, Electronic Data Systems, and Washington Mutual significantly outweighed the weaker performing stocks in the Portfolio.

PORTFOLIO OUTLOOK

As we enter 2001, the Portfolio Managers believe the stock market will continue to struggle with the negative effects that a slowing economy can have on many businesses. The companies in the Portfolio will not be immune to this slowdown, but the Portfolio Managers believe in the long-term strength of these stocks and realize that the ups and downs of economic cycles are inevitable.

The Portfolio Managers' philosophy of buying good businesses at cheap prices remains the cornerstone of the Portfolio's investment process. By purchasing securities at a discount to their underlying values and by partnering with shareholder-focused management teams, the Portfolio Managers believe the Portfolio can achieve positive investment results with below-average risk over the long term.

NOTE: The views expressed are those of the Portfolio Managers as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Mattel, Inc. ........................................................   4.0%
Washington Mutual, Inc. .............................................   3.8%
Fortune Brands, Inc. ................................................   3.2%
Black & Decker Corp. ................................................   3.0%
Cooper Industries, Inc. .............................................   3.0%
AT&T Corp. ..........................................................   2.8%
First Data Corp. ....................................................   2.8%
The Kroger Co. ......................................................   2.7%
H.J. Heinz Co. ......................................................   2.7%
H&R Block, Inc. .....................................................   2.6%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------
                      A $10,000 INVESTMENT COMPARED TO THE
                     RUSSELL 1000 VALUE INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [GRAPH]

                        Russell 1000         Harris Oakmark Large
                        Value Index          Cap Value Portfolio
          11/98            10,000                   10,000
          12/98            10,562                    9,730
          12/99            11,338                    9,059
          12/00            12,134                   10,185

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------
                                      Harris Oakmark Large       Russell 1000
                                      Cap Value Portfolio        Value Index

1 Year                                      12.43%                  7.01%
3 Years                                       N/A                    N/A
5 Years                                       N/A                    N/A
10 Years                                      N/A                    N/A
Since Inception                              0.86%                  9.43%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-earnings rations, higher divided yields and lower forecasted growth values. Direct investment in the Index is not possible.

                                     MDA-12

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To seek capital growth.

INCEPTION DATE

11/9/98

ASSET CLASS

Mid Cap Stocks

UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in common stocks of mid capitalization companies.

NET ASSETS

$131.4 million

PORTFOLIO MANAGERS

Robert Gendelman
S. Basu Mullick/2/

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned 28.25%, outpacing its benchmark, the S&P MidCap 400/ BARRA Value Index/1/, which returned 27.84%. The Portfolio's peer group, the Lipper Mid Cap Underlying Funds Average, returned 5.21% for the same period. The Portfolio's performance can be attributed to its allocation to financials and its diligent selection within the energy and utilities sectors.

PORTFOLIO ACTIVITY
The Portfolio's financial holdings achieved a higher return than those of the S&P MidCap 400/BARRA Value Index and had the most favorable impact on Portfolio return for the year. Property and casualty insurance provider ACE and insurer/reinsurer XL Capital both made solid contributions.

Although the Portfolio was underweighted in both the energy and utilities sectors versus the Index, strong stock selection led to better returns from both sectors. Coastal and Dynegy (which were sold from the Portfolio) were two top performers.

Holdings within basic materials and communication services had the least favorable impact on Portfolio's total return. While the Portfolio was underweighted in both sectors, returns were worse than those of the Index. Because of the market's indiscriminant selling within technology, the Portfolio Manager reduced exposure to the sector during the year. However, the Portfolio was overweighted in this sector compared to the Index, and posted lower returns as a result.

PORTFOLIO OUTLOOK
The U.S. stock market is, and will likely continue to be, a volatile place. Many economic and fundamental factors have changed from 1999 to 2000 and they will probably change again. Taking this into consideration, the Portfolio Manager will continue to seek out financially sound, fundamentally fit companies that will grow and prosper for years to come.

NOTE: The views expressed are those of the Portfolio Managers as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                  % of Total
                                                              Holding Net Assets
--------------------------------------------------------------------------------
Loews Corp. ........................................................  2.1%
Exelon Corp. .......................................................  1.8%
ChoicePoint, Inc. ..................................................  1.7%
FMC Corp. ..........................................................  1.6%
Waste Management, Inc. .............................................  1.6%
Xl Capital, Ltd. ...................................................  1.6%
GATX Corp. .........................................................  1.5%
Countrywide Credit Industries, Inc. ................................  1.5%
Omnicare, Inc. .....................................................  1.4%
Lear Corp. .........................................................  1.4%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    A $10,000 INVESTMENT COMPARED TO THE S&P
                   MIDCAP 400/BARRA VALUE INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [GRAPH]

                      S&P Mid Cap 400/     Neuberger Berman Partners
                     Barra Value Index      Mid Cap Value Portfolio
          11/98            10,000                     10,000
          12/98            10,689                     10,744
          12/99            10,938                     12,639
          12/00            13,983                     16,209

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                                    Neuberger Berman
                                    Partners Mid Cap          S&P MidCap 400/
                                    Value Portfolio          Barra Value Index

1 Year                                   28.25%                    27.84%
3 Years                                     N/A                       N/A
5 Years                                     N/A                       N/A
10 Years                                    N/A                       N/A
Since Inception                          25.29%                    16.74%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The S&P MidCap 400/BARRA Value Index is an unmanaged measure of stocks in the S&P MidCap 400 Index having the lowest price-to-book ratios. Direct investment in the Index is not possible.

/2/ As of 10/16/2000, S. Basu Mullick was no longer a manager of this Portfolio.

                                     MDA-13

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To achieve long-term capital growth, and secondarily, dividend income.

INCEPTION DATE

11/9/98

ASSET CLASS

Large Cap Stocks

UNDERLYING INVESTMENTS

Normally invests at least 65% of its total assets in large cap stocks that demonstrate sustained growth characteristics.

NET ASSETS

$180.4 million

PORTFOLIO MANAGER

Robert W. Smith

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -0.50%, outperforming its composite benchmark, 80% Standard & Poor's 500 Composite Stock Price Index/1/ (S&P 500)/20% Morgan Stanley Capital International (MSCI) EAFE(R) Index,/2/ which returned -10.05%. The Portfolio's peer group, the Lipper Growth & Income Underlying Funds Average, returned 1.15%.

PORTFOLIO ACTIVITY
Strength in the Portfolio came from safer growth companies in various sectors including Federal Home Loan Mortgage, Safeway, Philip Morris, and UnitedHealth Group.

Weakness in the Portfolio came from the technology sector, as investors shunned technology stocks throughout much of 2000. Microsoft, Nextel Communications, and Nortel Networks all declined.

PORTFOLIO OUTLOOK
During the first week of 2001, the Federal Reserve Board ("Fed") surprised the market with a half-percentage-point cut in the key federal funds rate. The move reflected the deteriorating changes in U.S. economic conditions and demonstrated the Fed's willingness to supply liquidity to a stalled economy. If history is any guide, the rate cut should help reinvigorate the stock market, although an easier monetary policy normally takes some time to affect the economy.

The Portfolio Manager expects growth outside the U.S. to be stronger in the first half of the year, with emerging markets showing the greatest growth and Japan the slowest. Overall, the Portfolio Manager expects global Gross
Domestic Product (GDP) growth to be slower this year than last, but believes it will remain positive.

In this changing economic environment, the Portfolio Manager is optimistic about the prospects for reasonable gains in the year ahead, and will continue to look for solid growth companies with strong fundamentals.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                    % of Total
Security                                                            Net Assets
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. ....................................  3.3%
Citigroup, Inc. .....................................................  3.0%
Pfizer, Inc. ........................................................  2.9%
Cisco Systems, Inc. .................................................  2.3%
General Electric Co. ................................................  2.0%
First Data Corp. ....................................................  1.8%
Federal National Mortgage Assoc .....................................  1.7%
Microsoft Corp. .....................................................  1.5%
Philip Morris Companies, Inc. .......................................  1.5%
Baxter International, Inc. ..........................................  1.5%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                         80% S&P 500/20% MSCI EAFE INDEX
                                  SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [GRAPH]

                    S&P 500 20% MSCI            T Rowe Large
                       EAFE Index           Cap Growth Portfolio
            11/98        10,000                    10,000
            12/98        11,159                    11,028
            12/99        13,648                    13,479
            12/00        12,276                    13,412

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                                          T. Rowe Large Cap    S&P 500/20% MSCI
                                           Growth Portfolio       EAFE Index

1 Year                                         -0.50%              -10.05%
3 Years                                           N/A                  N/A
5 Years                                           N/A                  N/A
10 Years                                          N/A                  N/A
Since Inception                                14.68%                9.93%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

/2/ The Morgan Stanley Capital International (MSCI) EAFE(R)Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

                                     MDA-14

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
LEHMAN BROTHERS(R) AGGREGATE BOND INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To equal the performance of the Lehman Brothers Aggregate Bond Index.

INCEPTION DATE

11/9/98

ASSET CLASS

U.S. Bonds

UNDERLYING INVESTMENTS

Normally invests most of its assets in fixed income securities included in the Lehman Brothers Aggregate Bond Index.

NET ASSETS

$145.8 million

AVERAGE BOND QUALITY

AA+

PORTFOLIO MANAGEMENT

MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned 11.41% while its benchmark, the Lehman Brothers Aggregate Bond Index/1/, returned 11.63% over the same period. An Index portfolio cannot exactly duplicate its benchmark Index's return because of differences that result primarily from sampling, pricing, and transaction costs.

PORTFOLIO ACTIVITY
The year 2000 began with an upward sloping yield curve that quickly inverted as a result of the Federal Reserve Board's ("Fed") raising short-term rates and the Treasury buyback program. (When short-term yields are higher than long-term yields, this is known as an "inverted yield curve.") At the peak of the inversion in April, 2-year Treasury yields were 73 basis points higher than 30-year Treasury rates. Interest rates were higher at the short end of the curve as continued strong growth in the U.S. and global economies led to continued tightening of the monetary supply by the Fed. Interest rates at the long end of the yield curve were influenced by the $30 billion U.S. Treasury buyback program, which reduced supply in the marketplace and led to higher prices and lower yields for these securities.

Late in the year, concerns over slowing U.S. economic growth and a flight to quality in the face of volatile equity markets led to lower interest rates, particularly at the short end of the yield curve. By year-end, 30-year Treasury yields were 35 basis points higher than 2-year Treasury yields.

On balance, the yield advantage of corporate bonds and mortgage-backed securities over U.S. Treasury bonds was wider year over year, which accounted for the underperformance of these asset sectors relative to U.S. Treasury bonds.

PORTFOLIO OUTLOOK
Factors that can impact the return of the Portfolio and Index include the Federal Reserve's interest rate policy and global economic growth trends. With recent data showing signs of slower U.S. economic growth, the markets' expectation is for the Fed to lower short-term interest rates early in 2001.
NOTE: The views expressed are those of Portfolio Management as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                           BOND SECTOR DISTRIBUTION
--------------------------------------------------------------------------------

U.S. Agencies .........................................................  28%
U.S. Treasuries .......................................................  26%
Mortgage-Backed Securities ............................................  18%
Corporate Securities ..................................................  24%
Yankee (Non U.S.) .....................................................   4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                         THE LEHMAN BROTHERS AGGREGATE
                            BOND INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [GRAPH]

              Lehman Brothers Aggregate       Lehman Brothers Aggregate
                     Bond Index                  Bond Index Portfolio
     11/98             10,000                            10,000
     12/98             10,087                            10,138
     12/99             10,004                             9,999
     12/00             11,167                            11,140

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                                            Lehman Brothers    Lehman Brothers
                                            Aggregate Bond     Aggregate Bond
                                            Index Portfolio         Index

1 Year                                          11.41%              11.63%
3 Years                                            N/A                 N/A
5 Years                                            N/A                 N/A
10 Years                                           N/A                 N/A
Since Inception                                  5.17%               5.23%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Lehman Brothers Aggregate Bond Index is an unmanaged measure of bond market performance. Direct Investment in the Index is not possible.

                                     MDA-15

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
MORGAN STANLEY EAFE(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To equal the performance of the MSCI EAFE(R) Index.

INCEPTION DATE

11/9/98

ASSET CLASS

International Stocks

UNDERLYING INVESTMENTS

Normally invests most of its assets in securities included in the MSCI EAFE(R) Index, which primarily includes equity securities in countries outside the U.S.

NET ASSETS

$100.9 million

PORTFOLIO MANAGEMENT

MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio returned -14.48%. The Morgan Stanley Capital International (MSCI) EAFE(R) Index,/1/ which the Portfolio is designed to track, returned -14.17% for the same period. The Portfolio cannot exactly duplicate the MSCI EAFE Index's return because of differences that primarily result from sampling, pricing and transaction costs.

The Portfolio is managed on a sampling basis and normally owns most of the companies in the MSCI EAFE Index, which is comprised of approximately 1,000 companies in developed markets outside the U.S.

PORTFOLIO ACTIVITY
The telecommunication services sector was the worst performing sector for the year, returning -42.5%. Information technology and consumer discretionary also performed poorly, returning -36.5% and -22.0% for the year 2000, respectively. Of the ten EAFE Index economic sectors, only healthcare (up 1.10%) and consumer services (up 0.55%) had positive contributions greater than 50 basis points to EAFE's total annual return. Four of the fifteen largest market-cap weighted issues in the Index accounted for over 30.0% of EAFE's negative return for the year. Nippon Tel&Tel (-57.6%), Deutsche Telekom (-56.5%), British Telecom. (-63.8%), and Vodafone (-25.4%) collectively contributed -4.33% to the yearly EAFE Index return.

Of the 20 countries that comprise the EAFE Index, 17 underperformed this year. Japan, which holds the largest EAFE country weighting at 26.3%, returned -28.25% for 2000. Japan's significant underperformance for the year dragged the overall Index return down 7.75%.

PORTFOLIO OUTLOOK
Factors that could impact EAFE stock prices in early 2001 include global interest rates, oil prices, continued market volatility and the value of the Euro dollar.

NOTE: The views expressed are those of Portfolio Management as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Vodafone AirTouch ....................................................  2.5%
Nokia AB Oyj .........................................................  2.4%
BP Amoco .............................................................  2.1%
Glaxo Smithkline .....................................................  2.0%
HSBC Holdings ........................................................  1.5%
Royal Dutch Petroleum NV .............................................  1.5%
Novartis AG ..........................................................  1.4%
Toyota Motor Corp. ...................................................  1.3%
Total Fina S.A .......................................................  1.3%
Nippon Telegraph & Telephone Corp. ...................................  1.1%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A $10,000 INVESTMENT COMPARED TO THE
                          MSCI EAFE INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [GRAPH]

                                             Morgan Stanley EAFE
                         MSCI EAFE Index       Index Portfolio
              11/98          10,000                 10,000
              12/98          10,927                 10,811
              12/99          13,873                 13,504
              12/00          11,908                 11,549

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                                       Morgan Stanley EAFE           MSCI
                                         Index Portfolio          EAFE Index

1 Year                                       -14.48%               -14.17%
3 Years                                          N/A                   N/A
5 Years                                          N/A                   N/A
10 Years                                         N/A                   N/A
Since Inception                                6.95%                 8.39%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Morgan Stanley Capital International (MSCI) EAFE(R) Index is an unmanaged, commonly used measure for Europe, Australasia and the Far East. Direct investment in the Index is not possible.

                                     MDA-16

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To equal the return of the Russell 2000(R) Index.

INCEPTION DATE

11/9/98

ASSET CLASS

Small Cap Stocks

UNDERLYING INVESTMENTS

Normally invests most of its assets in common stocks included in the Russell 2000(R) Index.

NET ASSETS

$125.7 million

PORTFOLIO MANAGEMENT

MetLife Investment Department

PERFORMANCE AT-A-GLANCE
For 2000, the Portfolio closed with a return of -3.80%, below the -3.02% return of the Russell 2000(R) Index,/1/ which the Portfolio is designed to track. The Portfolio cannot exactly duplicate the Russell 2000 Index's return because of differences that primarily result from sampling, pricing, and transaction costs.

The Portfolio is managed on a sampling basis and owns approximately 1,500 of the stocks in the Index.

PORTFOLIO ACTIVITY
Within the small cap stock sector, intra-quarter volatility remained the theme for the year. The Index traded within a very wide 30.0% return band all year, bouncing between a 20.2% high on March 9 and a -11.0% low on December 20. Each of the year's first three quarters ended with the stock market rebounding to its January levels. However, the fourth quarter saw a continued sell-off with no ending rally. The fourth quarter return of the smaller cap market mirrored the large capitalization S&P 500 Index return, which was down -7.8% for the three months.

Technology stocks, which made up 20.9% of the Index on September 29, 2000, continued their underperformance with a -34.8% return in the fourth quarter. This caused their weight in the benchmark to drop to 11.6% of assets at year-end. The technology sector performed poorly throughout the year, returning-44.2% for 2000. Financials, which had a fourth quarter beginning weight of 19.0% in the total Index, continued their strong 2000 performance, returning 8.2% for the fourth quarter. This caused their weight to increase to 22.1% of the total benchmark by year-end. The financial sector returned an impressive 21.1% for 2000.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in early 2001 include the Federal Reserve's interest rate policy, the new Presidential administration, oil prices, corporate earnings, and the overall performance of both the technology and financial sectors.

NOTE: The views expressed are those of Portfolio Management as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Invitrogen Corp. .....................................................  0.4%
Laboratory Corp. America Holdings ....................................  0.4%
Enzon, Inc. ..........................................................  0.3%
Amerisource Health Corp. .............................................  0.3%
Investors Financial Services Corp. ...................................  0.3%
Manugistics Group, Inc. ..............................................  0.3%
Caremark RX, Inc. ....................................................  0.3%
Arthur J. Gallagher & Co. ............................................  0.3%
Astoria Financial Corp. ..............................................  0.3%
Plantronics, Inc. ....................................................  0.3%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                      THE RUSSELL 2000 INDEX SINCE 11/9/98
--------------------------------------------------------------------------------

                                    [GRAPH]

                             Russell 2000      Russell 2000
                           Index Portfolio        Index
               11/98            10,000            10,000
               12/98            10,548            10,610
               12/99            12,946            12,865
               12/00            12,454            12,476

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000

--------------------------------------------------------------------------------

                                               Russell 2000      Russell 2000
                                              Index Portfolio        Index

1 Year                                            -3.80%            -3.02%
3 Years                                              N/A               N/A
5 Years                                              N/A               N/A
10 Years                                             N/A               N/A
Since Inception                                   10.78%            10.87%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 2000(R) Index is an unmanaged, commonly used measure of small stock market performance. Direct investment in the Index is not possible.

                                     MDA-17

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
PUTNAM LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To achieve capital growth.

INCEPTION DATE

5/1/00

ASSET CLASS

Large Cap Stocks

UNDERLYING INVESTMENTS

Invests primarily in common stocks of large capitalization companies believed to offer attractive growth prospects.

NET ASSETS

$36.9 million

PORTFOLIO MANAGER

Putnam Large Cap Growth Team, with Jeffrey Lindsey as the Lead Manager

PERFORMANCE AT-A-GLANCE
Since its inception on May 1, 2000, the Portfolio returned -27.00%, underperforming its benchmark, the Russell 1000(R) Growth Index,/1/ which returned -24.67% for the same period. The Portfolio's performance can be attributed to the impact of the Federal Reserve's tightening of monetary policy, the high level of market volatility, and rising energy prices.

PORTFOLIO ACTIVITY
While the underlying fundamentals for the majority of the companies that we held (and continue to hold) remained intact, all technology stocks suffered. Lagging healthcare and consumer staples sectors, as well as our underweighted exposure to top-performing healthcare and our overweighting of communications services, hindered the Portfolio's performance. The relatively strong performance of conglomerates and financial services stocks in the fourth quarter was not enough to offset the Portfolio's weak stock selection in the consumer staples and consumer cyclicals sectors.

In the fourth quarter, the Portfolio's focus was on high-quality growth companies experiencing strong unit growth that are able to maintain stable or improving pricing power. The Portfolio Manager overweighted financials, consumer staples, transportation, and communication services.

The Portfolio had no holdings in energy, utilities, and basic materials as no stocks in these sectors met the Portfolio's investment criteria.

PORTFOLIO OUTLOOK

The Portfolio Manager anticipates additional earnings disappointments, especially in consumer-oriented stocks and believes that an uncertain economic environment will continue to pressure rapidly expanding, high-quality growth companies. The Portfolio Manager will concentrate on growth companies with a record of expanding profits even in unsettled economic times and intends to overweight healthcare, particularly biotechnology, HMO, and pharmaceutical stocks. In financials, the Portfolio will focus on bank, insurance, and diversified holdings. In underweighted sectors such as technology, the Portfolio Manager will concentrate on communications equipment and software. In consumer cyclicals, the Portfolio Manager will focus on general retail, advertising, and commercial services.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
General Electric Co. .................................................   7.8%
Pfizer, Inc. .........................................................   5.6%
Cisco Systems, Inc. ..................................................   5.6%
Tyco International, Ltd. .............................................   4.7%
EMC Corp. ............................................................   3.5%
Genentech, Inc. ......................................................   2.8%
Veritas Software Corp. ...............................................   2.7%
Viacom, Inc. .........................................................   2.7%
American International Group, Inc. ...................................   2.5%
Qualcomm, Inc. .......................................................   2.4%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A $10,000 INVESTMENT COMPARED TO THE
                     RUSSELL 1000 GROWTH INDEX SINCE 5/1/00
--------------------------------------------------------------------------------

                                    [GRAPH]

                         Putnam Large Cap        Russell 1000
                         Growth Portfolio        Growth Index
          5/00               10,000                 10,000
         12/00                7,300                  7,533

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------
                                          Putnam Large Cap         Russell 1000
                                          Growth Portfolio         Growth Index

1 Year                                          N/A                     N/A
3 Years                                         N/A                     N/A
5 Years                                         N/A                     N/A
10 Years                                        N/A                     N/A
Since Inception                               -27.00%                 -24.67%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 1000 Growth Index is an unmanaged measure of the largest capitalized U.S. companies with higher price-to-book ratios and forecasted growth values. Direct investment in the Index is not possible.

                                     MDA-18

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To achieve the highest possible total return.

INCEPTION DATE

7/5/00

ASSET CLASS

Small Cap Stocks

UNDERLYING INVESTMENTS

Invests primarily in common stocks or their equivalents of small capitalization companies.

NET ASSETS

$54.4 million

PORTFOLIO MANAGER

Rudy Kluiber

PERFORMANCE AT-A-GLANCE
The Portfolio returned 23.22% from its inception on July 5, 2000 through year-end, significantly higher than its benchmark, the Russell 2000(R) Value Index,/1/ which returned 13.90% for the same period. The Portfolio's performance can be attributed to individual stock selection supported by a clear preference among investors for value stocks over growth stocks during the period.

PORTFOLIO ACTIVITY
During the year, the most profitable positions in the Portfolio cut across sector lines and included healthcare, energy service, industrial and entertainment companies. However, the Portfolio experienced disappointing returns in technology, where many stocks declined in step with the sector. More than a half dozen of the stocks the Portfolio owned were acquired during the year and subsequently sold. Near year-end, the Portfolio Manager added several energy stocks. The Portfolio continues to be dominated by "old economy" companies that have growing sales and profits, and generate strong free cash flow.

PORTFOLIO OUTLOOK
Although the Portfolio was underweighted in financial services stocks in 2000, the Portfolio Manager does not anticipate reallocating assets into the sector because industrial America continues to represent a more attractive source of investment opportunities than the regional banking industry. The Portfolio Manager will continue to seek out casino/gaming and property/casualty insurance industries despite their recent gains, and is also optimistic about the potential for auto parts companies. Although business prospects are still weakening, the Portfolio Manager believes stock prices could rally before fundamentals improve. The Portfolio Manager will continue to focus on superior investment returns through bottom-up, fundamental security selection with an emphasis on below-average price in both security valuation and trading.

NOTE: The views expressed are those of the Portfolio Manager as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                               % of Total
Security                                                    Security Net Assets
--------------------------------------------------------------------------------
Mandalay Resort Group ...............................................  4.1%
Borg Warner Automotive, Inc. ........................................  3.3%
Anchor Gaming .......................................................  3.1%
Harrah Entertainment, Inc. ..........................................  2.9%
Ace, Ltd. ...........................................................  2.7%
Lear Corp. ..........................................................  2.5%
Argosy Gaming Corp. .................................................  2.5%
Wabtec ..............................................................  2.4%
Ocean Energy, Inc. ..................................................  2.2%
Cabot Oil & Gas Corp. ...............................................  2.0%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        A $10,000 INVESTMENT COMPARED TO
                   THE RUSSELL 2000 VALUE INDEX SINCE 7/5/00
--------------------------------------------------------------------------------

                                    [GRAPH]

                     State Street Research Aurora    Russell 2000
                      Small Cap Value Portfolio      Value Index
          7/5/00               10,000                   10,000
        12/31/00               12,322                   11,390

================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------
                                            State Street
                                        Research Aurora Small     Russell 2000
                                         Cap Value Portfolio       Value Index

1 Year                                            N/A                  N/A
3 Years                                           N/A                  N/A
5 Years                                           N/A                  N/A
10 Years                                          N/A                  N/A
Since Inception                                 23.22%               13.90%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ The Russell 2000 Value Index is an unmanaged measure of approximately 2,000
    U.S. small capitalization stocks. Direct investment in the Index is not possible.

                                     MDA-19

Metropolitan Series Fund, Inc.
--------------------------------------------------------------------------------
METLIFE MID CAP STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION AND ANALYSIS

INVESTMENT OBJECTIVE

To equal the performance of the Standard & Poor's 400 Composite Stock Price ("S&P 400") Index.

INCEPTION DATE

7/5/00

ASSET CLASS

Mid Cap Stocks

UNDERLYING INVESTMENTS

Invests in the common stock of companies which are included in the S&P Mid Cap 400 Index.

NET ASSETS

$61.9 million

PORTFOLIO MANAGEMENT

MetLife Investment Department

PERFORMANCE AT-A-GLANCE
The Portfolio returned 6.84% from its inception on July 5, 2000, through year-end, below the 7.23% performance of the Standard & Poor's MidCap 400 Composite Stock Price Index/1/ (S&P MidCap 400 Index), which the Portfolio is designed to track, for the same time period. The S&P MidCap 400 Index consists of 400 U.S. mid capitalization stocks. The Portfolio's performance can be attributed to the fact that the S&P MidCap Index outperformed all of the broad-based large-cap domestic stock indices for 2000. This reflects a disparity between mid and large cap stocks that grew significantly during the past year.

PORTFOLIO ACTIVITY
Despite an overall negative fourth quarter, nine out of eleven sectors in the S&P MidCap Index ended the year with positive returns. The healthcare sector, comprising 10.5% of the Index, had the greatest positive contribution for the year by returning 51.7%. Ten names this year in the S&P Midcap Index accounted for approximately 50% of the yearly return. The four largest names to impact performance were Veritas Software (up 37.3%), Altera (up 106.3%), Dynegy (up 166.9%), and Waters Corp (up 215.0%).

For the year 2000, the healthcare (up 51.8%), utilities (up 54.2%) and energy (up 63.3%) sectors accounted for 75% of this year's total annual return of 17.5%.

Portfolio turnover from additions to and deletions from the S&P MidCap Index was an unusually high 35.2% for the year. This figure is almost triple historical averages.

PORTFOLIO OUTLOOK
Factors that could impact stock prices in early 2001 include the Federal Reserve's interest rate policy, the new Presidential administration, oil prices, corporate earnings, and the overall performance of both the technology and financial sectors.

NOTE: The views expressed are those of Portfolio Management as of December 31, 2000, and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation, or country diversification is historical and is no indication of future Portfolio composition, which will vary.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                             Top Ten Equity Holdings
                            as of December 31, 2000

                                                                     % of Total
Security                                                             Net Assets
--------------------------------------------------------------------------------
Millennium Pharmaceuticals ...........................................  1.5%
Waters Corp. .........................................................  1.1%
Concord EFS, Inc. ....................................................  1.1%
IDEC Pharmaceuticals Corp. ...........................................  1.0%
Cintas Corp. .........................................................  1.0%
Genzyme Corp. ........................................................  1.0%
Univision Communications Inc. ........................................  1.0%
DST Systems, Inc. ....................................................  0.9%
Rational Software Corp. ..............................................  0.8%
Cadence Design Systems, Inc. .........................................  0.8%

Due to active management, there is no guarantee that the Portfolio currently invests or will continue to invest in these securities or industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      A $10,000 INVESTMENT COMPARED TO THE
                       S&P MID CAP 400 INDEX SINCE 7/5/00
--------------------------------------------------------------------------------

                                    [GRAPH]

                 S&P Mid Cap 400 Index   MetLife Mid Cap Stock Index Portfolio

  7/5/00                10,000                         10,000
12/31/00                10,723                         10,684


================================================================================
                          Average Annual Total Returns
                             As of December 31, 2000
--------------------------------------------------------------------------------

                                             MetLife Mid Cap        S&P Mid Cap
                                          Stock Index Portfolio      400 Index


1 Year                                             N/A                  N/A
3 Years                                            N/A                  N/A
5 Years                                            N/A                  N/A
10 Years                                           N/A                  N/A
Since Inception                                   6.84%                7.23%

The graph and table above do not include withdrawal or surrender charges or Separate Account expenses (general administrative expenses and mortality and expense risk charges or cost of insurance charges). If performance information included the effect of these additional charges, performance would have been lower. Past performance is no guarantee of future results. Principal value and investment return will vary and you may have a gain or loss when you withdraw your money.

/1/ Standard & Poor's MidCap 400 Composite Stock Price (S&P 400) Index is an unmanaged, commonly used measure of stock market performance. Direct investment in the Index is not possible.

                                     MDA-20

 ----------------------------------------------------------------------------

                                 ANNUAL REPORT

                                     OF THE

                                  METROPOLITAN
                                  SERIES FUND

                               DECEMBER 31, 2000

 ----------------------------------------------------------------------------

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--92.1% OF TOTAL NET ASSETS

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             BANKS--5.4%
     903,800 Bank One Corp. ...................................   $   33,101,675
     719,350 J.P. Morgan Chase & Co.  .........................       32,685,466
   2,205,064 Citigroup, Inc. ..................................      112,596,080
                                                                  --------------
                                                                     178,383,221
                                                                  --------------
             BIOTECHNOLOGY--1.2%
     431,700 Genzyme Corp. (b) (c).............................       38,812,528
                                                                  --------------
             BROADCASTING--0.5%
     890,700 USA Networks, Inc. (b)............................       17,340,816
                                                                  --------------
             BUSINESS SERVICES--1.8%
   1,380,000 Interpublic Group of Companies, Inc. .............       58,736,250
                                                                  --------------
             COMMUNICATION SERVICES--3.5%
     591,300 SBC Communications, Inc. .........................       28,234,575
   1,426,162 Viacom, Inc. (b)..................................       66,673,073
   1,017,800 XO Communications, Inc. (c).......................       18,161,369
                                                                  --------------
                                                                     113,069,017
                                                                  --------------
             COMMUNICATIONS--0.3%
     383,000 R&B Falcon Corp. .................................        8,785,063
                                                                  --------------
             COMPUTERS & BUSINESS EQUIPMENT--10.2%
     839,500 Altera Corp. .....................................       22,115,578
   1,386,400 American Tower Corp. (c)..........................       52,509,900
   1,431,800 Cisco Systems, Inc. (b)...........................       54,766,350
     760,700 EMC Corp. (b).....................................       50,586,550
   1,782,300 General Motors Corp...............................       40,992,900
     353,000 International Business Machines Corp. ............       30,005,000
     735,200 Palm, Inc. (b)....................................       20,792,375
     499,000 Sun Microsystems, Inc.............................       13,894,031
     996,000 Texas Instruments, Inc. ..........................       47,185,500
                                                                  --------------
                                                                     332,848,184
                                                                  --------------
             CONGLOMERATES--7.1%
   2,566,100 General Electric Co. .............................      123,012,419
   1,956,600 Tyco International, Ltd...........................      108,591,300
                                                                  --------------
                                                                     231,603,719
                                                                  --------------
             DOMESTIC OIL--4.6%
     487,500 Anadarko Petroleum Corp. .........................       34,651,500
     569,400 Exxon Mobil Corp. ................................       49,502,212
   1,628,500 Ocean Energy, Inc. (b)............................       28,295,188
     640,000 Royal Dutch Petroleum Co. (ADR)...................       38,760,000
                                                                  --------------
                                                                     151,208,900
                                                                  --------------
             DRUGS & HEALTH CARE--14.6%
   1,043,100 American Home Products Corp. .....................       66,289,005

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             DRUGS & HEALTH CARE--(CONTINUED)
     726,100 Baxter International, Inc. .......................   $   64,123,706
     350,900 Johnson & Johnson.................................       36,866,431
   2,971,925 Pfizer, Inc. .....................................      136,708,550
   1,681,400 Pharmacia Corp. ..................................      102,565,400
     844,000 Schering-Plough Corp. ............................       47,897,000
     315,000 Sepracor, Inc. (b) (c)............................       25,219,688
                                                                  --------------
                                                                     479,669,780
                                                                  --------------
             ELECTRIC UTILITIES--1.4%
     818,600 AES Corp. (b).....................................       45,329,975
      56,300 MIFANT Corp. .....................................        1,593,994
                                                                  --------------
                                                                      46,923,969
                                                                  --------------
             ELECTRONICS--2.9%
     405,300 Agilent Technologies, Inc. (b)....................       22,190,175
   1,378,700 Intel Corp. ......................................       41,447,169
     154,000 JDS Uniphase Corp.................................        6,410,250
     763,700 Solectron Corp....................................       25,889,430
                                                                  --------------
                                                                      95,937,024
                                                                  --------------
             FINANCIAL SERVICES--3.7%
     770,400 Federal National Mortgage Association.............       66,832,200
     696,300 Morgan Stanley Dean Witter & Co. .................       55,181,775
                                                                  --------------
                                                                     122,013,975
                                                                  --------------
             FOOD & BEVERAGES--3.0%
   1,197,200 Anheuser Busch Companies, Inc. ...................       54,472,600
     868,800 PepsiCo, Inc. ....................................       43,059,900
                                                                  --------------
                                                                      97,532,500
                                                                  --------------
             GAS & PIPELINE UTILITIES--1.7%
     770,700 El Paso Energy Corp. .............................       55,201,387
                                                                  --------------
             HOUSEHOLD APPLIANCES & HOME
              FURNISHINGS--0.8%
     581,700 Gemstar-TV Guide International, Inc. .............       26,830,913
                                                                  --------------
             INSURANCE--7.9%
   2,521,515 Ace, Ltd. ........................................      107,006,793
     646,137 American International Group, Inc. ...............       63,684,878
     334,300 Marsh & McLennan Cos., Inc. ......................       39,113,100
     922,200 St. Paul Companies, Inc...........................       50,086,987
                                                                  --------------
                                                                     259,891,758
                                                                  --------------
             INTERNATIONAL OIL--1.1%
     507,740 Total Fina S.A. (ADR) (c).........................       36,906,351
                                                                  --------------
             INTERNET--0.7%
     674,700 America Online, Inc. (b)..........................       23,479,560
                                                                  --------------

                See accompanying notes to financial statements.

                                     MSF-1

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

             LEISURE--1.4%
   1,555,600 The Walt Disney Co. ..............................   $   45,015,175
                                                                  --------------
             PETROLEUM SERVICES--2.6%
     996,000 Noble Drilling Corp. (b)..........................       43,263,750
     924,600 Transocean Sedco Forex, Inc. .....................       42,531,600
                                                                  --------------
                                                                      85,795,350
                                                                  --------------
             RETAIL--5.3%
     948,300 Home Depot, Inc. .................................       43,325,456
     902,500 Safeway, Inc. (b).................................       56,406,250
     532,700 Target Corp. .....................................       17,179,575
   1,053,700 Wal-Mart Stores, Inc. ............................       55,977,813
                                                                  --------------
                                                                     172,889,094
                                                                  --------------
             SOFTWARE--6.6%
     485,700 Amdocs, Ltd. .....................................       32,177,625
     375,500 Comverse Technology, Inc. ........................       40,800,422
     639,500 Intuit, Inc. (b)..................................       25,200,297
     215,300 Mercury Interactive Corp. (b).....................       19,424,097
   1,256,400 Microsoft Corp. (b)...............................       54,535,612
     930,600 Oracle Corp. .....................................       27,045,562
     132,499 Veritas Software Corp. (b)........................       11,597,803
     116,400 i2 Technologies, Inc. (b).........................        6,325,613
                                                                  --------------
                                                                     217,107,031
                                                                  --------------
             TELEPHONE--2.0%
   1,046,900 Qwest Communications International, Inc. (b)......       42,922,900
   1,073,600 Sprint Corp. (PCS Group) (b) (c)..................       21,941,700
                                                                  --------------
                                                                      64,864,600
                                                                  --------------
             TOBACCO--1.8%
   1,355,100 Philip Morris Companies, Inc. ....................       59,624,400
                                                                  --------------
             Total Common Stocks
              (Identified Cost $2,655,944,582).................    3,020,470,565
                                                                  --------------

SHORT TERM INVESTMENTS--8.8%

    FACE
   AMOUNT

             COMMERCIAL PAPER--8.8%
 $18,390,000 American Express Credit Corp. 6.400%, 01/02/01....       18,390,000
   3,066,000 Citicorp 6.540%, 01/02/01.........................        3,066,000
   6,624,000 Citicorp 6.530%, 01/05/01.........................        6,624,000
  36,246,000 Citicorp 6.560%, 01/09/01.........................       36,246,000
  37,000,000 Ford Motor Credit Corp. 6.550%, 01/10/01..........       37,000,000

SHORT TERM INVESTMENTS--(CONTINUED)

    FACE                                                            VALUE
   AMOUNT                                                         (NOTE 1A)

             COMMERCIAL PAPER--CONTINUED
 $33,883,000 General Motors Acceptance Corp. 6.580%,
              01/05/01.......................................   $   33,883,000
  50,000,000 Goldman Sachs Group L.P. 6.580%, 01/10/01.......       49,918,125
  14,155,000 Goldman Sachs Group L.P. 6.570%, 01/11/01.......       14,129,246
   8,979,000 Goldman Sachs Group L.P. 6.620%, 01/11/01.......        8,962,538
  40,910,000 Household Finance Corp. 6.600%, 01/04/01........       40,910,000
  38,385,000 Merrill Lynch & Co., Inc. 6.640%, 01/03/01......       38,370,926
                                                                --------------
                                                                   287,499,835
                                                                --------------
             Total Short Term Investments
              (Identified Cost $287,499,835).................      287,499,835
                                                                --------------
             Total Investments--100.9%
              (Identified Cost $2,943,444,417) (a)...........    3,307,970,400
             Other assets less liabilities...................      (29,007,023)
                                                                --------------
             TOTAL NET ASSETS--100%..........................   $3,278,963,377
                                                                ==============

(a) Federal Tax Information:
At December 31, 2000 the net unrealized appreciation on investments based on cost of $2,957,339,054 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $586,390,646
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (235,759,300)
                                                                   ------------
   Net unrealized appreciation...................................  $350,631,346
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the Security was on loan. As of December 31, 2000, the market value of securities loaned was $53,515,816 with collateral backing valued at $53,599,655.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                     MSF-2

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value...............................              $3,307,970,400
 Cash...............................................                         906
 Receivable for:
 Fund shares sold...................................                   3,598,428
 Dividends and interest.............................                   3,459,661
 Collateral for securities loaned...................                  53,599,655
                                                                  --------------
  Total Assets......................................               3,368,629,050
                                                                  --------------
LIABILITIES
 Payable for:
 Securities purchased...............................  $34,711,539
 Return of collateral for securities loaned.........   53,599,655
 Accrued expenses:
 Management fees....................................    1,311,715
 Other expenses.....................................       42,764
                                                      -----------
  Total Liabilities.................................                  89,665,673
                                                                  --------------
NET ASSETS..........................................              $3,278,963,377
                                                                  ==============
Net assets consist of:
 Capital paid in....................................              $2,543,626,955
 Undistributed net investment income................                  17,389,307
 Accumulated net realized gains (losses)............                 353,421,132
 Unrealized appreciation (depreciation) on
  investments.......................................                 364,525,983
                                                                  --------------
NET ASSETS..........................................              $3,278,963,377
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($3,278,963,377 divided by 90,239,832 shares of
 beneficial interest)...............................              $        36.34
                                                                  ==============
Identified cost of investments......................              $2,943,444,417
                                                                  ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends......................................               $  22,531,100(a)
 Interest.......................................                  12,689,488(b)
                                                               -------------
                                                                  35,220,588
                                                               -------------
EXPENSES
 Management fees................................  $17,076,256
 Directors' fees and expenses...................       11,208
 Custodian......................................      444,974
 Audit and tax services.........................       62,547
 Legal..........................................        5,084
 Printing.......................................      570,823
 Insurance......................................        2,306
 Miscellaneous..................................        1,107
                                                  -----------
 Total expenses before reductions...............   18,174,305
 Expense reductions.............................     (343,024)    17,831,281
                                                  -----------  -------------
NET INVESTMENT INCOME...........................                  17,389,307
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...............................                 356,979,192
Unrealized appreciation (depreciation) on:
 Investments--net...............................                (589,040,799)
                                                               -------------
Net gain (loss).................................                (232,061,607)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................               $(214,672,300)
                                                               =============

(a) Net of foreign taxes of $96,542.
(b) Income on securites loaned $395,866.

                See accompanying notes to financial statements.

                                     MSF-3

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income......................... $   17,389,307  $   19,604,206
 Net realized gain (loss)......................    356,979,192     353,670,179
 Unrealized appreciation (depreciation)........   (589,040,799)    197,137,221
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................   (214,672,300)    570,411,606
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.........................              0     (20,342,834)
 Net realized gain.............................    (39,952,468)   (363,843,241)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................    (39,952,468)   (384,186,075)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................     79,707,644     110,915,954
 Reinvestment of distributions.................     39,952,468     384,186,075
 Cost of shares redeemed.......................   (209,387,613)   (170,093,025)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................    (89,727,501)    325,009,004
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (344,352,269)    511,234,535
NET ASSETS
 Beginning of the year.........................  3,623,315,646   3,112,081,111
                                                --------------  --------------
 End of the year............................... $3,278,963,377  $3,623,315,646
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year............................... $   17,389,307  $     (273,984)
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares................      1,982,540       2,846,203
 Issued in reinvestment of distributions.......        949,892      10,192,040
 Redeemed......................................     (5,267,751)     (4,351,207)
                                                --------------  --------------
 Net Change....................................     (2,335,319)      8,687,036
                                                ==============  ==============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of year......  $    39.14  $    37.10  $    31.92  $    30.51  $    27.56
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations.............
 Net investment income..        0.19        0.23        0.36        0.44        0.36
 Net realized and
  unrealized gain (loss)
  on investments........       (2.55)       6.38        8.52        7.72        5.78
                          ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............       (2.36)       6.61        8.88        8.16        6.14
                          ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        0.00       (0.24)      (0.36)      (0.44)      (0.36)
 Distributions from net
  realized capital
  gains.................       (0.44)      (4.33)      (3.34)      (6.31)      (2.83)
                          ----------  ----------  ----------  ----------  ----------
 Total distributions....       (0.44)      (4.57)      (3.70)      (6.75)      (3.19)
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year...................  $    36.34  $    39.14  $    37.10  $    31.92  $    30.51
                          ==========  ==========  ==========  ==========  ==========
 TOTAL RETURN (%).......        (6.2)       18.5        28.2        28.4        22.2
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........        0.50        0.49        0.53        0.43        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....        0.49          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............        0.48        0.59        1.04        1.37        1.29
Portfolio turnover rate
 (%)....................          86          83          74          83          93
Net assets, end of year
 (000)..................  $3,278,963  $3,623,316  $3,112,081  $2,349,062  $1,597,728

(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-4

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--90.4% OF TOTAL NET ASSETS

                                                                    VALUE
 FACE AMOUNT                                                      (NOTE 1A)

             AEROSPACE & DEFENSE--0.6%
 $ 2,850,000 United Technologies Corp. 6.700%, 08/01/28.......   $  2,725,256
                                                                 ------------

             AUTOMOBILES--0.6%
   1,829,843 Arcadia Automobile Receivables Group 6.700%,
              02/15/05........................................      1,838,077
   1,275,000 Lear Corp. 7.960%, 05/15/05......................      1,195,695
                                                                 ------------
                                                                    3,033,772
                                                                 ------------

             BIOTECHNOLOGY--0.5%
   2,325,000 Beckman Instructions, Inc. 7.100%, 03/04/03......      2,295,287
                                                                 ------------

             BUSINESS SERVICES--0.8%
   2,350,000 Aramark Services, Inc. 6.750%, 08/01/04..........      2,250,618
   1,350,000 Electronic Data Systems Corp. 7.450%, 10/15/29...      1,363,905
                                                                 ------------
                                                                    3,614,523
                                                                 ------------

             CHEMICALS--0.1%
     525,000 CK Witco Corp. 8.500%, 03/15/05..................        502,945
                                                                 ------------

             COLLATERALIZED MORTGAGE OBLIGATIONS--5.0%
     977,081 Chase Commercial Mortgage Securities Corp.
              7.270%, 07/19/04................................        991,122
   3,200,000 DLJ Commercial Mortgage Corp. 6.460%, 01/10/09...      3,206,390
   1,150,000 DLJ Commercial Mortgage Corp. 7.500%, 09/10/10...      1,200,313
   2,750,000 DLJ Commercial Mortgage Corp. 6.240%, 11/12/31...      2,721,540
   2,205,685 GMAC Commercial Mortgage Security, Inc. 5.830%,
              05/15/33........................................      2,180,353
   3,375,000 GMAC Commercial Mortgage Security, Inc. 6.175%,
              05/15/33........................................      3,339,404
   2,300,000 Morgan Project Commercial Mortgage Finance Corp.
              7.238%, 09/15/29................................      2,361,095
     640,172 Morgan Stanley Capital I, Inc 6.190%, 01/15/07...        646,374
   2,099,438 Morgan Stanley Capital I, Inc 6.220%, 06/01/30...      2,158,157
   1,450,000 NationsLink Funding Corp. 7.105%, 11/20/08.......      1,392,000
   3,620,999 Structured Asset Securities Corp.
              6.790%, 06/12/04................................      3,670,787
                                                                 ------------
                                                                   23,867,535
                                                                 ------------
             COMMUNICATION SERVICES--0.4%
   1,825,000 Clear Channel Communications, Inc. 7.130%,
              06/15/02........................................      1,820,711
                                                                 ------------

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             DOMESTIC OIL--0.3%
 $ 1,375,000 Pioneer Natural Resources Co. 9.625%, 04/01/10.....   $  1,457,500
                                                                   ------------

             DRUGS & HEALTH CARE--1.2%
   1,200,000 Columbia/HCA Healthcare Corp. 6.870%, 09/15/03.....      1,153,500
   1,395,000 Columbia/HCA Healthcare Corp. 7.690%, 06/15/25.....      1,232,831
   1,275,000 Healthsouth Corp. 7.000%, 06/15/08.................      1,128,375
   2,300,000 Tenet Healthcare Corp. 8.000%, 01/15/05............      2,328,750
                                                                   ------------
                                                                      5,843,456
                                                                   ------------

             ELECTRIC UTILITIES--6.3%
   1,150,000 Amerenenergy Generating Co. (144A) 7.750%,
              11/01/05..........................................      1,178,957
   1,400,000 Arizona Public Service Co. 7.625%, 08/01/05........      1,448,356
   2,400,000 Calpine Corp. 7.750%, 04/15/09.....................      2,245,008
   2,300,000 Dominion Resources, Inc. 7.625%, 07/15/05..........      2,401,338
   2,250,000 Duke Energy Co. 7.125%, 09/03/02...................      2,287,057
   2,300,000 Duke Energy Co. 7.375%, 03/01/10...................      2,409,204
   2,325,000 Florida Power & Light Co. 6.875%, 12/01/05.........      2,382,637
   4,600,000 General Electric Capital Corp. 6.875%, 11/15/10
              (c)...............................................      4,815,418
   2,325,000 KeySpan Corp. 7.625%, 11/15/10.....................      2,467,522
   2,300,000 NRG Energy, Inc 7.500%, 06/01/09...................      2,289,765
   2,275,000 Peco Energy Transition Trust 7.625%, 03/01/10......      2,448,651
   3,900,000 Southern California Edison Co. 6.500%, 06/01/01....      3,631,875
                                                                   ------------
                                                                     30,005,788
                                                                   ------------

             FEDERAL AGENCIES--12.9%
   6,550,000 Federal Home Loan Mortgage Corp. 6.750%, 09/15/29..      7,010,531
     301,969 Federal Home Loan Mortgage Corp. 9.000%, 12/01/09..        311,457
   1,125,000 Federal National Mortgage Association 7.000%,
              07/15/05 (c)......................................      1,180,721
     159,202 Federal National Mortgage Association 7.750%,
              09/01/06..........................................        161,107
     251,257 Federal National Mortgage Association 7.750%,
              03/01/08..........................................        256,403
      24,171 Federal National Mortgage Association 7.750%,
              04/01/08..........................................         24,666
      55,660 Federal National Mortgage Association 8.000%,
              06/01/08..........................................         56,988

                See accompanying notes to financial statements.

                                     MSF-5

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)

             FEDERAL AGENCIES--(CONTINUED)
 $   424,698 Federal National Mortgage Association 8.250%,
              07/01/08..........................................   $    432,959
     411,041 Federal National Mortgage Association 8.500%,
              02/01/09..........................................        421,033
     126,982 Federal National Mortgage Association 8.500%,
              09/01/09..........................................        129,715
  25,525,000 Federal National Mortgage Association 7.125%,
              06/15/10 (c)......................................     27,590,993
  11,281,487 Federal National Mortgage Association 6.500%,
              12/01/14..........................................     11,277,877
      65,480 Federal National Mortgage Association 9.000%,
              04/01/16..........................................         67,641
     825,000 Federal National Mortgage Association 7.125%,
              01/15/30..........................................        923,480
   2,103,428 Federal National Mortgage Association 7.000%,
              02/01/30..........................................      2,107,362
   1,900,000 Federal National Mortgage Association 7.250%,
              05/15/30..........................................      2,162,428
   7,000,000 Federal National Mortgage Association 7.000%, TBA..      7,074,410
      93,739 Government National Mortgage Association 7.500%,
              05/15/07..........................................         96,098
                                                                   ------------
                                                                     61,285,869
                                                                   ------------

             FINANCE & BANKING--15.0%
   1,800,000 Associates Corp. North America 6.750%, 07/15/01....      1,805,490
   1,150,000 CIT Group. Inc. 7.500%, 11/14/03...................      1,177,002
   3,000,000 Capital One Bank
              7.413%, 06/23/03..................................      2,956,470
   2,300,000 Citibank Credit Card Issuance Trust 7.050%,
              09/15/05..........................................      2,365,251
   5,000,000 Citibank Credit Card Issuance Trust 6.900%,
              10/17/07..........................................      5,165,625
   4,125,000 Citibank Credit Card Master Trust I 5.750%,
              01/15/03..........................................      4,123,680
   1,150,000 Citibank Credit Card Master Trust I 5.300%,
              01/09/06..........................................      1,129,875
   6,745,000 Citibank Credit Card Master Trust I 5.875%,
              03/10/11..........................................      6,584,806
   2,425,000 Citigroup, Inc. 6.750%, 12/01/05...................      2,471,754
   6,000,000 Citigroup, Inc. 7.250%, 10/01/10...................      6,205,740
   1,825,000 Conseco, Inc. 8.750%, 02/09/04 (c).................      1,332,250
   1,925,000 Conseco, Inc. 9.000%, 10/15/06.....................      1,328,250
   3,075,000 Countrywide Funding Corp. 6.580%, 09/21/01.........      3,083,149
   3,800,000 Fleet Mortgage Group, Inc., 7.060%, 07/26/02.......      3,852,288
   2,450,000 Fleetboston Financial Corp. 7.250%, 09/15/05.......      2,519,433
   2,600,000 Florida Windstorm Underwriting (144A) 7.125%,
              02/25/19..........................................      2,500,316

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             FINANCE & BANKING--(CONTINUED)
 $ 3,025,000 GE Global Insurance Holding Corp. 7.000%, 02/15/26.   $  2,916,856
   1,470,000 GE Global Insurance Holding Corp. 7.750%, 06/15/30.      1,547,337
   5,500,000 General Motors Acceptance Corp. 5.950%, 03/14/03...      5,418,435
   2,300,000 Household Finance Corp. 6.125%, 07/15/02...........      2,289,466
   2,150,000 Qwest Capital Funding, Inc. (144A) 7.900%,
              08/15/10..........................................      2,235,720
   2,400,000 United States West Capital Funding, Inc. 6.375%,
              07/15/08..........................................      2,291,352
   3,450,000 Verizon Global Funding Corp. (144A) 7.250%,
              12/01/10..........................................      3,522,795
   2,450,000 Wells Fargo & Co. 7.250%, 08/24/05.................      2,541,091
                                                                   ------------
                                                                     71,364,431
                                                                   ------------

             FINANCIAL SERVICES--5.4%
     316,667 Advanta Credit Card Master Trust II 6.050%,
              08/01/03..........................................        316,565
   1,850,000 Bear Stearns Commercial Mortgage Securities, Inc.
              7.080%, 07/15/31..................................      1,916,471
     975,000 Charter Communication Holding, Llc. 8.625%,
              04/01/09 (c)......................................        877,500
   1,750,000 Edison Mission Energy Funding Corp. (144A) 7.330%,
              09/15/08..........................................      1,745,328
   1,175,000 ERAC USA Finance Co. (144A) 6.625%, 02/15/05.......      1,139,527
   1,825,000 Ford Credit Auto Owner Trust 6.580%, 11/15/04......      1,855,512
   1,950,000 MBNA Master Credit Card Trust II 5.250%, 02/15/06..      1,923,792
   1,155,000 MBNA Master Credit Card Trust II 6.600%, 04/16/07..      1,179,902
   1,400,000 MBNA Master Credit Card Trust II 7.350%, 07/16/07..      1,469,118
   4,675,000 MBNA Master Credit Card Trust II 6.500%, 04/15/10..      4,758,402
   1,000,000 MBNA Master Credit Card Trust II 5.900%, 08/15/11..        981,900
   1,775,000 MBNA Master Credit Card Trust II 7.000%, 02/15/12..      1,847,047
   1,150,000 NiSource Finance Corp. (144A) 7.500%, 11/15/03.....      1,166,813
   1,900,000 Prime Credit Card Master Trust I 6.750%, 11/15/05..      1,923,142
   2,425,000 West Penn Funding, Llc. 6.810%, 09/25/08...........      2,492,439
                                                                   ------------
                                                                     25,593,458
                                                                   ------------

                See accompanying notes to financial statements.

                                     MSF-6

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

     FACE                                                             VALUE
    AMOUNT                                                          (NOTE 1A)

               FOOD & BEVERAGES--1.2%
 $   1,650,000 Coca Cola Enterprises, Inc 6.950%, 11/15/26......   $  1,606,605
     2,200,000 Conagra, Inc. 7.875%, 09/15/10...................      2,375,208
     1,825,000 Pepsi Bottling Holdings, Inc. (144A) 5.625%,
                02/17/09........................................      1,740,393
                                                                   ------------
                                                                      5,722,206
                                                                   ------------
               FOREIGN CORPORATE--0.5%
     2,550,000 Bundesreppublic Deutschland 5.250%, 01/04/11,
                (EUR)...........................................      2,463,170
                                                                   ------------

               FOREIGN GOVERNMENT--1.2%
     4,075,000 New Zealand 8.000%, 11/15/06, (NZD)..............      1,974,490
 1,144,500,000 Republic of Greece 8.800%, 06/19/07, (GRD).......      3,741,473
                                                                   ------------
                                                                      5,715,963
                                                                   ------------

               GAS & PIPELINE UTILITIES--0.9%
     1,525,000 Dynegy Holdings, Inc. 8.125%, 03/15/05...........      1,595,440
     2,550,000 Dynergy, Inc. 6.875%, 07/15/02...................      2,554,437
                                                                   ------------
                                                                      4,149,877
                                                                   ------------

               GAS EXPLORATION--0.5%
     2,300,000 Dominion Resources, Inc. (Series D) 7.400%,
                09/16/02........................................      2,329,785
                                                                   ------------

               HOTELS & RESTAURANTS--0.7%
     1,000,000 Darden Restaurants, Inc. 7.125%, 02/01/16........        853,090
     2,300,000 Park Place Entertainment Corp. 9.375%, 02/15/07..      2,369,000
                                                                   ------------
                                                                      3,222,090
                                                                   ------------

               HOUSEHOLD PRODUCTS--0.5%
     2,375,000 Unilever Capital Corp. 6.875%, 11/01/05 (c)......      2,451,998
                                                                   ------------

               LEISURE--1.0%
     2,300,000 Harrah's Operating, Inc. 7.875%, 12/15/05........      2,277,000
     2,225,000 MGM Grand, Inc.
                9.750%, 06/01/07................................      2,336,250
                                                                   ------------
                                                                      4,613,250
                                                                   ------------
               NEWSPAPERS--0.2%
     1,275,000 News America Holdings, Inc 7.750%, 01/20/24 (c)..      1,130,963
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             PAPER & FOREST--1.0%
 $ 1,000,000 Abitibi Consolidated, Inc. 8.300%, 08/01/05........   $  1,015,530
   4,000,000 International Paper Co. (144A) 7.673%, 07/08/02....      3,929,320
                                                                   ------------
                                                                      4,944,850
                                                                   ------------

             PETROLEUM SERVICES--0.5%
   2,200,000 Woodside Finance, Ltd. (144A) 6.600%, 04/15/08.....      2,158,288
                                                                   ------------

             POLLUTION CONTROL--0.4%
   2,000,000 Allied Waste North America, Inc 7.875%, 01/01/09...      1,880,000
                                                                   ------------

             RETAIL--2.4%
   2,550,000 Albertson's, Inc. 7.450%, 08/01/29.................      2,285,820
   1,800,000 Kroger Co. 7.250%, 06/01/09........................      1,826,712
   2,800,000 Kroger Co. 8.050%, 02/01/10........................      2,973,180
   2,300,000 Safeway, Inc 7.000%, 09/15/02......................      2,322,080
   1,750,000 Staples, Inc 7.600%, 11/26/01 (d)..................      1,746,902
                                                                   ------------
                                                                     11,154,694
                                                                   ------------

             STATE HOUSING AUTHORITIES--1.1%
   5,100,000 New Jersey Economic Development Authority 7.425%,
              02/15/29..........................................      5,410,080
                                                                   ------------

             TELEPHONE--2.4%
   1,250,000 British Telecommunications Plc. 8.625%, 12/15/30...      1,244,938
   1,950,000 EchoStar Communications Corp. 9.375%, 02/01/09.....      1,891,500
   2,325,000 GTE Corp. 6.940%, 04/15/28.........................      2,133,699
   2,325,000 Global Crossing Holdings, Ltd. 9.500%, 11/15/09....      2,197,125
   2,275,000 Sprint Capital Corp. 7.625%, 06/10/02..............      2,281,142
   1,875,000 Williams Communications Corp. 10.700%, 10/01/07....      1,443,750
                                                                   ------------
                                                                     11,192,154
                                                                   ------------

             U.S. TREASURY--20.9%
   2,875,000 United States Treasury Bonds 11.250%, 02/15/15 (c).      4,494,890
  11,800,000 United States Treasury Bonds 10.625%, 08/15/15 (c).     17,847,500
   3,705,000 United States Treasury Bonds 8.875%, 02/15/19 (c)..      5,091,485

                See accompanying notes to financial statements.

                                     MSF-7

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

             U.S. TREASURY--(CONTINUED)
 $17,250,000 United States Treasury Bonds 6.750%, 08/15/26 (c)..   $ 19,961,528
     775,000 United States Treasury Bonds 6.625%, 02/15/27 (c)..        885,197
   4,750,000 United States Treasury Bonds 6.125%, 08/15/29 (c)..      5,166,385
  17,925,000 United States Treasury Bonds 6.250%, 05/15/30 (c)..     19,997,488
   4,864,224 United States Treasury Bonds 3.875%, 04/15/29 (TII)
              (c)...............................................      4,985,830
   5,250,000 United States Treasury Notes 6.125%, 08/31/02 (c)..      5,319,720
  12,350,000 United States Treasury Notes 5.875%, 11/15/04 (c)..     12,672,212
   1,575,000 United States Treasury Notes 6.750%, 05/15/05 (c)..      1,677,863
   1,100,000 United States Treasury Strips Zero Coupon,
              11/15/01..........................................      1,048,894
                                                                   ------------
                                                                     99,148,992
                                                                   ------------

             UTILITIES--0.6%
   1,150,000 Energy East Corp.
              7.750%, 11/15/03..................................      1,173,000
   1,655,000 PECO Energy Co.
              6.130%, 03/01/09..................................      1,640,453
                                                                   ------------
                                                                      2,813,453
                                                                   ------------

             YANKEE--5.3%
   2,100,000 British Sky Broadcasting Group 6.875%, 02/23/09....      1,833,657
   2,725,000 British Telecommunications Plc. 7.625%, 12/15/05...      2,756,964
   3,800,000 Dr Investments (144A) 7.100%, 05/15/02.............      3,812,578
   1,477,692 Federal Republic of Brazil 8.000%, 04/15/14 (c)....      1,148,019
   1,200,000 Naples, Italy 7.520%, 07/15/06.....................      1,235,796
   2,750,000 National Republic of Bulgaria 7.750%, 07/28/11
              (d)(c)............................................      2,069,262
   4,500,000 Province of Quebec 7.125%, 02/09/24................      4,592,610
     725,000 Province of Quebec 7.500%, 09/15/29................        773,720
   2,300,000 Republic of Panama 7.875%, 02/13/02................      2,280,687
     825,000 Republic of Peru
              4.500%, 03/07/17 (d)..............................        536,048
   2,034,000 Republic of Philippines 7.500%, 12/01/99 (d).......      1,800,090

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

             YANKEE--(CONTINUED)
 $ 1,350,000 United Mexican States
              10.375%, 02/17/09 (c)..............................   $  1,481,625
     875,000 United Mexican States 9.875%, 02/01/10 (c)..........        941,500
                                                                    ------------
                                                                      25,262,556
                                                                    ------------
             Total Bonds & Notes
              (Identified Cost $423,632,216).....................    429,174,900
                                                                    ------------

SHORT TERM INVESTMENTS--11.4%

             COMMERCIAL PAPER--11.4%
   5,000,000 Citicorp 6.570%, 01/09/01...........................      5,000,000
   8,000,000 Citigroup, Inc. 6.540%, 01/02/01....................      8,000,000
   4,250,000 Ford Motor Credit Corp. 6.570%, 01/12/01............      4,250,000
   3,459,000 Ford Motor Credit Corp. 6.590%, 01/12/01............      3,459,000
  15,000,000 Goldman Sachs Group L.P. 6.560%, 01/09/01...........     14,978,200
   3,393,000 Goldman Sachs Group L.P. 6.600%, 01/12/01...........      3,386,157
  15,000,000 Household Finance Corp. 6.500%, 01/02/01............     15,000,000
                                                                    ------------
             Total Short Term Investments
              (Identified Cost $54,073,357)......................     54,073,357
                                                                    ------------
             Total Investments--101.8%
              (Identified Cost $477,705,573) (a).................    483,248,257
             Other assets less liabilities.......................    (8,350,224)
                                                                    ------------
             TOTAL NET ASSETS--100%..............................   $474,898,033
                                                                    ============

                See accompanying notes to financial statements.

                                     MSF-8

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

DECEMBER 31, 2000

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                   LOCAL                            UNREALIZED
      CURRENCY        DELIVERY   CURRENCY   AGGREGATE    TOTAL    APPRECIATION/
      CONTRACT          DATE      AMOUNT    FACE VALUE   VALUE    (DEPRECIATION)
Euro Currency (sold)  2/09/2001   2,360,000 $2,096,105 $2,220,265   $(124,160)
Euro Currency (sold)  2/20/2001     645,000    555,048    607,054     (52,006)
Greek Drachma (sold)  2/09/2001  42,000,000    106,599    115,951      (9,352)
Greek Drachma (sold)  2/09/2001 281,340,000    737,032    776,708     (39,676)
Greek Drachma (sold)  2/20/2001 258,660,000    653,182    714,398     (61,216)
New Zealand Dollar
 (sold)               2/20/2001   1,786,000    711,953    790,209     (78,256)
New Zealand Dollar
 (sold)               2/20/2001     121,100    482,729    535,803     (53,074)
New Zealand Dollar
 (sold)               2/20/2001   1,210,000    481,126    535,360     (54,234)
                                                                    ---------
Net Unrealized Depreciation on Forward Currency Contracts.......    $(471,974)
                                                                    =========

(a)  Federal Tax Information:
     At December 31, 2000 the net unrealized appreciation on investments based on cost of $477,,831,167 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $10,278,319
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (4,861,229)
                                                                   -----------
   Net unrealized appreciation.................................... $ 5,417,090
                                                                   ===========

(b)  Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $74,328,080 with collateral backing valued at $76,086,892.
(d) Variable or floating rate security. Rate disclosed is as of December 31, 2000.

Key to Abbreviations:
144A-- Securities exempt from registration under Rule 144A of the Securities
       Act of 1933. These securities may be resold to institutional buyers. At the period end, the value of these securities amounted to $17,316,576 or 3.6% of net assets.
EUR--  Euro Currency
GRD--  Greek Drachma
NZD--  New Zealand Dollar
TII-- Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the Security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
TBA-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                     MSF-9

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value................................              $483,248,257
 Receivable for:
 Securities sold.....................................                11,446,403
 Fund shares sold....................................                       469
 Dividends and interest..............................                 6,769,437
 Foreign taxes.......................................                    10,267
 Collateral for securities loaned....................                76,086,892
                                                                   ------------
  Total Assets.......................................               577,561,725
                                                                   ------------
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $ 2,579,941
 Securities purchased................................   23,318,420
 Open forward currency contracts--net................      471,974
 Withholding taxes...................................        1,764
 Due to custodian bank...............................       52,315
 Return of collateral for securities loaned..........   76,086,892
 Accrued expenses:
 Management fees.....................................      130,853
 Other expenses......................................       21,533
                                                       -----------
  Total Liabilities..................................               102,663,692
                                                                   ------------
NET ASSETS...........................................              $474,898,033
                                                                   ============
Net assets consist of:
 Capital paid in.....................................              $458,660,830
 Undistributed net investment income.................                30,979,802
 Accumulated net realized
  gains (losses).....................................               (19,821,956)
 Unrealized appreciation (depreciation) on
  investments and
  foreign currency...................................                 5,079,357
                                                                   ------------
NET ASSETS...........................................              $474,898,033
                                                                   ============
Computation of offering price:
net asset value and redemption price per share
 ($474,898,033 divided by 36,552,623 shares of
 beneficial interest)................................              $      12.99
                                                                   ============
Identified cost of investments.......................              $477,705,573
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest.....................................                $32,657,716(a)(b)
                                                              -----------
EXPENSES
 Management fees..............................  $  1,507,360
 Directors' fees and expenses.................        11,208
 Custodian....................................       139,457
 Audit and tax services.......................         9,875
 Legal........................................         2,412
 Printing.....................................        76,336
 Insurance....................................         2,306
 Miscellaneous................................         1,108
                                                ------------
 Total expenses...............................                  1,750,062
                                                              -----------
NET INVESTMENT INCOME.........................                 30,907,654
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.............................   (10,782,159)
 Foreign currency transactions--net...........        40,710  (10,741,449)
                                                ------------
Unrealized appreciation (depreciation) on:
 Investments--net.............................    29,237,660
 Foreign currency transactions--net...........      (311,550)  28,926,110
                                                ------------  -----------
Net gain (loss)...............................                 18,184,661
                                                              -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS...................................                $49,092,315
                                                              ===========

(a)  Net of foreign taxes of $2,303.
(b)  Income on securities loaned $67,043.

                See accompanying notes to financial statements.

                                     MSF-10

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $ 30,907,654  $ 31,090,370
 Net realized gain (loss)..........................  (10,741,449)   (8,177,944)
 Unrealized appreciation (depreciation)............   28,926,110   (34,770,143)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   49,092,315   (11,857,717)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (19,908)  (29,916,260)
 Net realized gain.................................            0      (897,435)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................      (19,908)  (30,813,695)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   13,297,199    29,695,275
 Reinvestment of distributions.....................       19,908    30,813,695
 Cost of shares redeemed...........................  (65,371,180)  (66,812,232)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  (52,054,073)   (6,303,262)
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (2,981,666)  (48,974,674)
NET ASSETS
 Beginning of the year.............................  477,879,699   526,854,373
                                                    ------------  ------------
 End of the year................................... $474,898,033  $477,879,699
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $ 30,979,802  $    368,262
                                                    ============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares....................    1,095,397     2,398,193
 Issued in reinvestment of distributions...........        1,611     2,632,719
 Redeemed..........................................   (5,444,092)   (5,354,252)
                                                    ------------  ------------
 Net Change........................................   (4,347,084)     (323,340)
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                          YEAR ENDED DECEMBER 31,
                                -----------------------------------------------
                                  2000     1999      1998      1997      1996
                                -------- --------  --------  --------  --------
Net asset value, beginning of
 year.........................  $  11.68 $  12.78  $  12.66  $  12.36  $  12.73
                                -------- --------  --------  --------  --------
Income from investment
 operations
 Net investment income........      0.85     0.81      0.75      0.83      0.82
 Net realized and unrealized
  gain (loss) on investments..      0.46    (1.10)     0.42      0.38     (0.36)
                                -------- --------  --------  --------  --------
 Total from investment
  operations..................      1.31    (0.29)     1.17      1.21      0.46
                                -------- --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income...........      0.00    (0.79)    (0.80)    (0.87)    (0.81)
 Distributions from net
  realized capital gains......      0.00    (0.02)    (0.25)    (0.04)    (0.02)
                                -------- --------  --------  --------  --------
 Total distributions..........      0.00    (0.81)    (1.05)    (0.91)    (0.83)
                                -------- --------  --------  --------  --------
Net asset value, end of year..  $  12.99 $  11.68  $  12.78  $  12.66  $  12.36
                                ======== ========  ========  ========  ========
 TOTAL RETURN (%).............      11.2     (2.3)      9.4       9.8       3.6
Ratio of operating expenses to
 average net assets (%).......      0.38     0.38      0.39      0.38      0.32
Ratio of net investment income
 to average net assets (%)....      6.71     6.15      6.13      6.57      6.64
Portfolio turnover rate (%)...       199      183       124       122        93
Net assets, end of year (000).  $474,898 $477,880  $526,854  $412,191  $383,395

                See accompanying notes to financial statements.

                                     MSF-11

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

INVESTMENTS--99.7%

    FACE                                          INTEREST MATURITY    VALUE
   AMOUNT                                           RATE     DATE    (NOTE 1A)

            BANK NOTES--7.6%
 $1,000,000 BankAmerica Corp. .................   6.580%,  01/09/01 $   998,538
    700,000 J.P. Morgan & Co., Inc. ...........    6.530%  02/06/01     695,478
  1,000,000 J.P. Morgan & Co., Inc. ...........    6.610%  02/16/01     991,695
  1,000,000 J.P. Morgan & Co., Inc. ...........    6.620%  02/20/01     990,972
                                                                    -----------
            Total Bank Notes.............................             3,676,683
                                                                    -----------
            CERTIFICATES OF DEPOSIT--EURO--13.3%
  1,000,000 Canadian Imperial Holding, Inc. ...    6.550%  01/05/01     999,272
  1,300,000 Canadian Imperial Holding, Inc. ...    6.495%  01/29/01   1,293,433
    400,000 Canadian Imperial Holding, Inc. ...    6.600%  02/05/01     397,462
  1,500,000 Province of Ontario................    6.370%  03/19/01   1,479,884
    800,000 Province of Quebec.................    6.500%  01/12/01     798,411
  1,500,000 Province of Quebec.................    6.480%  03/19/01   1,479,563
                                                                    -----------
            Total Certificates of Deposit--Euro..........             6,448,025
                                                                    -----------
            COMMERCIAL PAPER--78.8%
  2,000,000 American General Corp. ............    6.540%  01/18/01   1,993,823
    770,000 American General Finance Corp. ....    6.610%  02/28/01     761,936
  1,500,000 Associates Corp. North America.....    6.520%  01/08/01   1,498,098
  1,000,000 Associates Corp. North America.....    6.490%  03/01/01     989,364
  1,000,000 Bellsouth Telecom, Inc. ...........    6.500%  01/25/01     995,667
  1,470,000 CIT Group Holdings, Inc. ..........    6.520%  01/05/01   1,468,935
  1,280,000 CIT Group Holdings, Inc. ..........    6.500%  02/27/01   1,266,827
    750,000 Caterpillar Financial
             Services..........................    6.370%  03/20/01     739,811
  2,000,000 Caterpillar, Inc. .................    6.520%  02/05/01   1,987,458
  1,000,000 Daimler Chrysler North America
             Holding Corp. ....................    6.510%  01/26/01     995,479
  1,500,000 Daimler Chrysler North America
             Holding Corp. ....................    6.530%  01/31/01   1,491,838
  1,974,000 Ford Motor Credit Corp. ...........    6.480%  01/02/01   1,973,645
  1,220,000 General Electric Capital Corp. ....    6.510%  01/23/01   1,215,146
    240,000 General Motors Acceptance Corp. ...    6.530%  01/29/01     238,781
    825,000 General Motors Acceptance Corp. ...    6.630%  02/16/01     818,127
  1,000,000 General Motors Acceptance Corp. ...    6.450%  03/09/01     988,182
    970,000 Goldman Sachs Group L.P. ..........    6.560%  01/03/01     969,647
  1,540,000 Goldman Sachs Group L.P. ..........    6.510%  01/19/01   1,534,987
    250,000 Household Finance Corp. ...........    6.500%  02/12/01     248,104
  1,800,000 Household Finance Corp. ...........    6.500%  02/14/01   1,785,700
  1,500,000 IBM Credit Corp. ..................    6.560%  02/01/01   1,491,617
    340,000 McGraw-Hill, Inc. .................    6.500%  01/16/01     339,079

    FACE                                           INTEREST MATURITY    VALUE
   AMOUNT                                            RATE     DATE    (NOTE 1A)

            COMMERCIAL PAPER--(CONTINUED)
 $1,500,000 Merrill Lynch & Co., Inc. ..........    6.510%  01/12/01 $ 1,497,016
  1,300,000 Merrill Lynch & Co., Inc. ..........    6.530%  01/19/01   1,295,756
  1,500,000 Pacific Gas & Electric Co. .........    6.510%  01/04/01   1,499,186
    500,000 Pacific Gas & Electric Co. .........    6.600%  01/17/01     498,534
  1,000,000 State Street Boston Corp. ..........    6.500%  02/12/01     992,416
  1,000,000 State Street Boston Corp. ..........    6.450%  03/16/01     986,968
    800,000 Verizon Global Funding..............    6.500%  02/06/01     794,800
  1,955,000 Verizon Global Funding..............    6.500%  02/07/01   1,941,939
  1,200,000 Wells Fargo Co......................    6.640%  02/09/01   1,191,511
  1,570,000 Wells Fargo Co......................    6.610%  02/26/01   1,554,126
                                                                     -----------
            Total Commercial Paper........................            38,044,503
                                                                     -----------
            Total Investments--99.7%
             (Identified Cost $48,169,211) (a)............            48,169,211
            Other assets less liabilities.................               127,089
                                                                     -----------
            TOTAL NET ASSETS--100%........................           $48,296,300
                                                                     ===========

(a)  The aggregate cost for Federal income tax purposes was $48,169,211.

                See accompanying notes to financial statements.

                                     MSF-12

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value......................................          $48,169,211
 Cash......................................................                2,314
 Receivable for:
 Fund shares sold..........................................              144,198
                                                                     -----------
  Total Assets.............................................           48,315,723
                                                                     -----------
LIABILITIES
 Accrued expenses:
 Management fees...........................................  $11,136
 Other expenses............................................    8,287
                                                             -------
  Total Liabilities........................................               19,423
                                                                     -----------
NET ASSETS.................................................          $48,296,300
                                                                     ===========
Net assets consist of:
 Capital paid in...........................................          $48,296,414
 Accumulated net realized gains (losses)...................                (114)
                                                                     -----------
NET ASSETS.................................................          $48,296,300
                                                                     ===========
Computation of offering price:
net asset value and redemption price per share ($48,296,300
 divided by 4,761,643 shares of beneficial interest).......          $     10.14
                                                                     ===========
Identified cost of investments.............................          $48,169,211
                                                                     ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest.................................................           $3,896,178
                                                                     ----------
EXPENSES
 Management fees..........................................  $152,251
 Directors' fees and expenses.............................    11,208
 Custodian................................................    46,638
 Audit and tax services...................................     1,927
 Legal....................................................     2,011
 Printing.................................................     9,458
 Insurance................................................     2,306
 Miscellaneous............................................     1,610
                                                            --------
  Total expenses before reductions........................              227,409
                                                                     ----------
NET INVESTMENT INCOME.....................................            3,668,769
                                                                     ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.........................................                   (6)
                                                                     ----------
Net gain (loss)...........................................                   (6)
                                                                     ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.....           $3,668,763
                                                                     ==========

                See accompanying notes to financial statements.

                                     MSF-13

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           2000          1999
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $ 3,668,769   $ 2,426,215
 Net realized gain (loss)............................           (6)          (32)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...    3,668,763     2,426,183
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...............................   (3,703,606)   (2,407,611)
                                                       -----------   -----------
 TOTAL DISTRIBUTIONS.................................   (3,703,606)   (2,407,611)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   48,836,954    47,610,914
 Reinvestment of distributions.......................    3,703,606     2,407,611
 Cost of shares redeemed.............................  (55,754,408)  (39,676,841)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................   (3,213,848)   10,341,684
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............   (3,248,691)   10,360,256
NET ASSETS
 Beginning of the year...............................   51,544,991    41,184,735
                                                       -----------   -----------
 End of the year.....................................  $48,296,300   $51,544,991
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $         0   $    21,339
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares......................    4,639,469     4,509,633
 Issued in reinvestment of distributions.............      365,047       233,103
 Redeemed............................................   (5,226,435)   (3,737,432)
                                                       -----------   -----------
 Net change..........................................     (221,919)    1,005,304
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED DECEMBER 31,
                                   -------------------------------------------
                                    2000     1999     1998     1997     1996
                                   -------  -------  -------  -------  -------
Net asset value, beginning of
 year............................. $ 10.34  $ 10.35  $ 10.38  $ 10.44  $ 10.45
                                   -------  -------  -------  -------  -------
Income from investment operations
 Net investment income............    0.65     0.51     0.54     0.54     0.53
                                   -------  -------  -------  -------  -------
 Total from investment operations.    0.65     0.51     0.54     0.54     0.53
                                   -------  -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income..........................   (0.85)   (0.52)   (0.57)   (0.60)   (0.54)
                                   -------  -------  -------  -------  -------
 Total distributions..............   (0.85)   (0.52)   (0.57)   (0.60)   (0.54)
                                   -------  -------  -------  -------  -------
Net asset value, end of year...... $ 10.14  $ 10.34  $ 10.35  $ 10.38  $ 10.44
                                   =======  =======  =======  =======  =======
 TOTAL RETURN (%).................     6.2      4.9      5.2      5.2      5.0
Ratio of operating expenses to
 average net assets (%)...........    0.37     0.42     0.48     0.49     0.43
Ratio of net investment income to
 average net assets (%)...........    6.02     4.81     5.11     5.08     4.92
Net assets, end of year (000)..... $48,296  $51,545  $41,185  $39,480  $41,637

                See accompanying notes to financial statements.

                                     MSF-14

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--52.0% OF TOTAL NET ASSETS

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           BANKS--3.1%
   429,000 Bank One Corp. ......................................   $  15,712,125
   341,550 J.P. Morgan Chase & Co. .............................      15,519,178
 1,046,330 Citigroup, Inc. .....................................      53,428,226
                                                                   -------------
                                                                      84,659,529
                                                                   -------------

           BIOTECHNOLOGY--0.7%
   204,300 Genzyme Corp. (b) (c)................................      18,367,847
                                                                   -------------

           BROADCASTING--1.4%
   421,700 USA Networks, Inc. (b)...............................       8,209,972
   642,080 Viacom, Inc. (b).....................................      30,017,240
                                                                   -------------
                                                                      38,227,212
                                                                   -------------

           BUSINESS SERVICES--1.0%
     5,887 Anacomp, Inc. .......................................             397
   655,000 Interpublic Group of Companies, Inc. ................      27,878,438
                                                                   -------------
                                                                      27,878,835
                                                                   -------------

           COMMUNICATION SERVICES--0.8%
   280,200 SBC Communications, Inc. ............................      13,379,550
   482,800 XO Communications, Inc. (c)..........................       8,614,963
                                                                   -------------
                                                                      21,994,513
                                                                   -------------

           COMMUNICATIONS--0.1%
   172,000 R&B Falcon Corp. ....................................       3,945,250
                                                                   -------------

           COMPUTERS & BUSINESS EQUIPMENT--5.6%
   398,400 Altera Corp. ........................................      10,495,350
   630,000 American Tower Corp. (c).............................      23,861,250
   679,500 Cisco Systems, Inc. (b)..............................      25,990,875
   340,200 EMC Corp. (b)........................................      22,623,300
   844,400 General Motors Corp. ................................      19,421,200
   166,300 International Business Machines Corp.................      14,135,500
   330,400 Palm, Inc. ..........................................       9,344,125
   236,400 Sun Microsystems, Inc. ..............................       6,582,263
   472,500 Texas Instruments, Inc. .............................      22,384,687
                                                                   -------------
                                                                     154,838,550
                                                                   -------------

           CONGLOMERATES--4.0%
 1,216,600 General Electric Co. ................................      58,320,762
   929,500 Tyco International, Ltd. ............................      51,587,250
                                                                   -------------
                                                                     109,908,012
                                                                   -------------

           CONTAINERS & GLASS--0.0%
       500 Crown Packaging Holdings, Ltd. (144A) (b) ...........               5
                                                                   -------------

           DOMESTIC OIL--2.6%
   230,100 Anadarko Petroleum Corp. ............................      16,355,508
   269,300 Exxon Mobil Corp. ...................................      23,412,268

                                                                       VALUE
  SHARES                                                             (NOTE 1A)
           DOMESTIC OIL--(CONTINUED)
   776,200 Ocean Energy, Inc. (b)...............................   $  13,486,475
   302,700 Royal Dutch Petroleum Co. (ADR)......................      18,332,269
                                                                   -------------
                                                                      71,586,520
                                                                   -------------

           DRUGS & HEALTH CARE--8.2%
   493,800 American Home Products Corp. ........................      31,380,990
   342,600 Baxter International, Inc. ..........................      30,255,862
   166,300 Johnson & Johnson....................................      17,471,894
 1,407,275 Pfizer, Inc. ........................................      64,734,650
   795,900 Pharmacia Corp. .....................................      48,549,900
   400,500 Schering-Plough Corp. ...............................      22,728,375
   141,800 Sepracor, Inc. (b) (c)...............................      11,352,863
                                                                   -------------
                                                                     226,474,534
                                                                   -------------

           ELECTRIC UTILITIES--0.8%
   388,500 AES Corp. (b)........................................      21,513,187
    26,700 Southern Energy Inc. (c).............................         755,944
                                                                   -------------
                                                                      22,269,131
                                                                   -------------

           ELECTRONICS--2.0%
   192,300 Agilent Technologies, Inc. (b).......................      10,528,425
   652,900 Intel Corp. .........................................      19,627,806
    69,100 JDS Uniphase Corp. ..................................       2,876,288
   144,600 Millipore Corp. .....................................       9,109,800
   362,600 Solectron Corp. .....................................      12,292,140
                                                                   -------------
                                                                      54,434,459
                                                                   -------------

           FINANCIAL SERVICES--2.1%
   364,100 Federal National Mortgage Association................      31,585,675
   330,400 Morgan Stanley Dean Witter & Co. ....................      26,184,200
                                                                   -------------
                                                                      57,769,875
                                                                   -------------

           FOOD & BEVERAGES--1.7%
   567,300 Anheuser Busch Companies, Inc. ......................      25,812,150
   412,300 PepsiCo, Inc. .......................................      20,434,619
                                                                   -------------
                                                                      46,246,769
                                                                   -------------

           GAS & PIPELINE UTILITIES--1.0%
   365,500 El Paso Energy Corp. ................................      26,178,938
                                                                   -------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.4%
   261,300 Gemstar-TV Guide International, Inc. ................      12,052,463
                                                                   -------------

           INSURANCE--4.5%
 1,197,900 Ace, Ltd. ...........................................      50,835,881
   306,225 American International Group, Inc. ..................      30,182,302
   158,400 Marsh & McLennan Companies, Inc. ....................      18,532,800
   437,300 St. Paul Companies, Inc. ............................      23,750,856
                                                                   -------------
                                                                     123,301,839
                                                                   -------------

                See accompanying notes to financial statements.

                                     MSF-15

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                     VALUE
 SHARES                                                            (NOTE 1A)
         INTERNATIONAL OIL--0.6%
 239,345 Total Fina S.A. (ADR)................................   $   17,397,390
                                                                 --------------

         INTERNET--0.4%
 303,000 America Online, Inc. ................................       10,544,400
                                                                 --------------

         LEISURE--0.8%
   1,495 Anacomp, Inc. .......................................               45
 737,400 The Walt Disney Co. .................................       21,338,512
                                                                 --------------
                                                                     21,338,557
                                                                 --------------

         PETROLEUM SERVICES--1.4%
 448,400 Noble Drilling Corp. (b).............................       19,477,375
 438,500 Transocean Sedco Forex, Inc. ........................       20,171,000
                                                                 --------------
                                                                     39,648,375
                                                                 --------------

         RETAIL--3.0%
 449,800 Home Depot, Inc. ....................................       20,550,237
 427,600 Safeway, Inc. (b)....................................       26,725,000
 252,500 Target Corp. ........................................        8,143,125
 496,600 Wal-Mart Stores, Inc. ...............................       26,381,875
                                                                 --------------
                                                                     81,800,237
                                                                 --------------

         SOFTWARE--3.7%
 218,700 Amdocs, Ltd. ........................................       14,488,875
 178,200 Comverse Technology, Inc. ...........................       19,362,544
 303,200 Intuit, Inc. (b).....................................       11,947,975
 101,900 Mercury Interactive Corp. (b) (c)....................        9,193,291
 596,000 Microsoft Corp. (b)..................................       25,870,125
 439,000 Oracle Corp. ........................................       12,758,437
  62,850 Veritas Software Corp. (b)...........................        5,501,339
  52,400 i2 Technologies, Inc. (b)............................        2,847,612
                                                                 --------------
                                                                    101,970,198
                                                                 --------------

         TELEPHONE--1.1%
 496,700 Qwest Communications International, Inc. (b).........       20,364,700
 507,000 Sprint Corp. (PCS Group) (b) (c).....................       10,361,812
                                                                 --------------
                                                                     30,726,512
                                                                 --------------

         TOBACCO--1.0%
 642,600 Phillip Morris Companies Inc.........................       28,274,400
                                                                 --------------
         Total Common Stocks (Identified Cost $1,280,128,497).    1,431,834,350
                                                                 --------------

BOND & NOTES--41%

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                AEROSPACE & DEFENSE--0.3%
 $    9,875,000 United Technologies Corp. 6.700%, 08/01/28....   $    9,442,771
                                                                 --------------

                AUTOMOBILES--0.1%
      3,450,000 Lear Corp. 7.960%, 05/15/05...................        3,235,410
                                                                 --------------

                BIOTECHNOLOGY--0.2%
      6,500,000 Beckman Instructions, Inc. 7.100%, 03/04/03...        6,416,930
                                                                 --------------

                BUSINESS SERVICES--0.3%
      6,125,000 Aramark Services, Inc. 6.750%, 08/01/04.......        5,865,974
      2,950,000 Electronic Data Systems Corp.
                 7.450%, 10/15/29.............................        2,980,385
                                                                 --------------
                                                                      8,846,359
                                                                 --------------

                CHEMICALS--0.1%
      1,475,000 CK Witco Corp. 8.500%, 03/15/05...............        1,413,035
                                                                 --------------

                COLLATERALIZED MORTGAGE OBLIGATIONS--1.6%
         14,751 CWMBS, Inc. 7.125%, 12/25/23..................           14,682
      6,795,000 DLJ Commercial Mortgage Corp.
                 6.460%, 01/10/09.............................        6,808,570
      3,100,000 DLJ Commercial Mortgage Corp.
                 7.500%, 09/10/10.............................        3,235,625
      6,544,000 Morgan Project Commercial Mortgage Finance
                 Corp. 7.238%, 09/15/29.......................        6,717,828
      1,314,037 Morgan Stanley Capital I, Inc
                 6.190%, 05/03/05.............................        1,326,767
      5,141,481 Morgan Stanley Capital I, Inc
                 6.220%, 06/01/30.............................        5,285,283
      6,950,000 NationsLink Funding Corp. 7.105%, 11/20/08....        6,672,000
      6,325,000 Peco Energy Transition Trust 7.650%, 03/01/10.        6,845,990
      7,103,615 Structured Asset Securities Corp.
                 6.790%, 11/12/34.............................        7,201,290
                                                                 --------------
                                                                     44,108,035
                                                                 --------------
                COMMUNICATION SERVICES--0.2%
      5,100,000 Clear Channel Communications, Inc. 7.130%,
                 06/15/02.....................................        5,088,015
                                                                 --------------

                CONGLOMERATES--0.3%
      8,375,000 Allied-SignaI, Inc. 5.750%, 03/15/01..........        8,359,255
                                                                 --------------




                See accompanying notes to financial statements.

                                     MSF-16

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                CORPORATE--0.2%
 $    6,850,000 Bundesreppublic Deutschland 5.250%, 01/04/11,
                 (EUR)........................................   $    6,616,751
                                                                 --------------

                DOMESTIC OIL--0.1%
      3,800,000 Pioneer Natural Resources Co.
                 9.625%, 04/01/10.............................        4,028,000
                                                                 --------------

                DRUGS & HEALTH CARE--0.6%
      3,700,000 Columbia/HCA Healthcare Corp.
                 6.870%, 09/15/03.............................        3,556,625
      3,925,000 Columbia/HCA Healthcare Corp.
                 7.690%, 06/15/25.............................        3,468,718
      2,875,000 Healthsouth Corp. 7.000%, 06/15/08............        2,544,375
      6,425,000 Tenet Healthcare Corp.
                 8.625%, 01/15/07.............................        6,577,594
                                                                 --------------
                                                                     16,147,312
                                                                 --------------

                ELECTRIC UTILITIES--2.6%
      3,150,000 Amerenenergy Generating Co. (144A) 7.750%,
                 11/01/05.....................................        3,229,317
      6,700,000 Calpine Corp. 7.750%, 04/15/09................        6,267,314
      6,450,000 Dominion Resources, Inc. 7.625%, 07/15/05.....        6,734,187
      6,500,000 Duke Energy Co. 7.125%, 09/03/02..............        6,607,055
      6,400,000 Duke Energy Co. 7.375%, 03/01/10..............        6,703,872
      3,125,000 Florida Power & Light Co. 6.875%, 12/01/05....        3,202,469
     12,375,000 General Electric Capital Corp.
                 6.875%, 11/15/10.............................       12,954,521
      6,200,000 KeySpan Corp.
                 7.625%, 11/15/10.............................        6,580,060
      6,175,000 NRG Energy, Inc 7.500%, 06/01/09..............        6,147,521
      5,350,000 Southern California Edison Co.
                 6.500%, 06/01/01.............................        4,982,188
      8,475,000 USA Waste Services, Inc. 6.125%, 07/15/01.....        8,417,370
                                                                 --------------
                                                                     71,825,874
                                                                 --------------
                ELECTRICAL EQUIPMENT--0.2%
      5,650,000 Ametek, Inc. 7.200%, 07/15/08.................        5,374,789
                                                                 --------------

                ELECTRONICS--0.2%
      5,800,000 Honeywell, Inc.
                 6.750%, 03/15/02.............................        5,854,056
                                                                 --------------


      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                FEDERAL AGENCIES--4.8%
 $   16,200,000 Federal Home Loan Mortgage 6.750%, 09/15/29...   $   17,339,022
     13,975,000 Federal National Mortgage Association
                 7.125%, 02/15/05 (c).........................       14,680,318
     10,775,000 Federal National Mortgage Association
                 7.000%, 07/15/05.............................       11,308,686
        286,635 Federal National Mortgage Association
                 7.250%, 09/01/07.............................          291,917
      1,326,543 Federal National Mortgage Association
                 7.000%, 12/01/07.............................        1,348,192
        551,035 Federal National Mortgage Association
                 8.000%, 06/01/08.............................          564,183
        647,389 Federal National Mortgage Association
                 8.500%, 02/01/09.............................          663,127
     34,025,000 Federal National Mortgage Association
                 7.125%, 06/15/10 (c).........................       36,778,983
      5,299,999 Federal National Mortgage Association
                 6.500%, 12/01/14.............................        5,298,303
         21,827 Federal National Mortgage Association
                 9.000%, 04/01/16.............................           22,547
      7,975,000 Federal National Mortgage Association
                 7.125%, 01/15/30.............................        8,926,976
     10,517,258 Federal National Mortgage Association
                 7.000%, 02/01/30.............................       10,536,925
     19,375,000 Federal National Mortgage Association
                 7.000%, TBA..................................       19,580,956
      1,095,543 Government National Mortgage Association
                 6.000%, 02/15/09.............................        1,095,237
      2,651,553 Government National Mortgage Association
                 6.500%, 05/15/09.............................        2,673,561
                                                                 --------------
                                                                    131,108,933
                                                                 --------------

                FINANCE & BANKING--6.2%
      3,075,000 CIT Group, Inc.
                 7.500%, 11/14/03.............................        3,147,201
      3,125,000 Capital One Bank 6.620%, 08/04/03.............        3,050,625

                See accompanying notes to financial statements.

                                     MSF-17

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                FINANCE & BANKING--(CONTINUED)
 $    6,150,000 Chase Credit Card Master Trust
                 6.000%, 08/15/05.............................   $    6,167,282
      3,900,000 Chase Manhattan Credit Card Master 7.040%,
                 02/15/05.....................................        3,908,502
      6,450,000 Citibank Credit Card Issuance Trust 7.450%,
                 09/15/07.....................................        6,631,116
     10,525,000 Citibank Credit Card Issuance Trust 6.900%,
                 10/17/07.....................................       10,873,641
     16,755,000 Citibank Credit Card Master Trust I 5.875%,
                 03/10/11.....................................       16,357,069
      6,525,000 Citigroup, Inc. 6.750%, 12/01/05..............        6,650,802
     16,700,000 Citigroup, Inc. 7.250%, 10/01/10..............       17,272,643
      4,925,000 Conseco, Inc.
                 8.750%, 02/09/04.............................        3,595,250
      6,150,000 Conseco, Inc.
                 9.000%, 10/15/06.............................        4,243,500
      9,725,000 Countrywide Funding Corp. 6.580%, 09/21/01....        9,750,771
      6,900,000 Discover Card Master Trust I 5.600%, 05/16/06.        6,833,139
      4,400,000 Fleet Mortgage Group, Inc. 7.060%, 07/26/02...        4,460,544
      6,000,000 Florida Windstorm Underwriting (144A) 7.125%,
                 02/25/19.....................................        5,769,960
      2,350,000 Ford Motor Credit Co. 7.375%, 10/28/09........        2,344,078
      4,850,000 Ford Motor Credit Co. 7.875%, 06/15/10........        4,989,049
     12,800,000 GE Global Insurance Holding Corp. 7.000%,
                 02/15/26.....................................       12,342,400
      4,500,000 General Motors Acceptance Corp. 5.950%,
                 03/14/03.....................................        4,433,265
      2,825,000 General Motors Acceptance Corp. 7.750%,
                 01/19/10.....................................        2,915,456
      4,850,000 Household Finance Corp. 7.875%, 03/01/07......        5,096,623
      6,225,000 MBNA America Bank National Association 6.875%,
                 07/15/04.....................................        6,155,840
      5,825,000 Qwest Capital Funding, Inc. (144A) 7.900%,
                 08/15/10.....................................        6,057,243
      9,500,000 Verizon Global Funding Corp. (144A) 7.250%,
                 12/01/10.....................................        9,700,450
      6,575,000 Wells Fargo & Co. 7.250%, 08/24/05............        6,819,458
                                                                 --------------
                                                                    169,565,907
                                                                 --------------

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                FINANCIAL SERVICES--2.3%
 $    5,825,000 Bear Stearns Commercial Mortgage Securities,
                 Inc.
                 7.080%, 07/15/31.............................   $    6,034,292
      2,525,000 Charter Communication Holding, Llc. 8.625%,
                 04/01/09.....................................        2,272,500
      4,381,993 Commerce 1999 1 6.145%, 02/15/08..............        4,375,146
      2,500,000 ERAC USA Finance Co. (144A) 6.625%, 02/15/05..        2,424,525
      8,225,000 Ford Credit Auto Owner Trust 6.580%, 11/15/04.        8,362,514
      5,155,000 J. P. Morgan Commercial Mortgage Finance Corp.
                 6.507%, 10/15/35.............................        5,169,501
        275,000 MBNA Master Credit Card Trust II 6.600%,
                 04/16/07.....................................          280,929
     12,575,000 MBNA Master Credit Card Trust II 6.500%,
                 04/15/10.....................................       12,799,338
      5,000,000 MBNA Master Credit Card Trust II 7.000%,
                 02/15/12.....................................        5,202,950
      3,100,000 NiSource Finance Corp. (144A)
                 7.500%, 11/15/03.............................        3,145,322
      8,175,000 Prime Credit Card Master Trust I
                 6.750%, 11/15/05.............................        8,274,571
      6,250,000 West Penn Funding, Llc. 6.810%, 09/25/08......        6,423,813
                                                                 --------------
                                                                     64,765,401
                                                                 --------------

                FOOD & BEVERAGES--0.9%
      3,550,000 Coca Cola Enterprises, Inc 6.950%, 11/15/26...        3,456,635
      6,275,000 Conagra, Inc. 7.875%, 09/15/10................        6,774,741
      7,875,000 Kroger Co. 7.625%, 09/15/06...................        8,144,246
      6,550,000 Pepsi Bottling Holdings, Inc. (144A) 5.625%,
                 02/17/09.....................................        6,246,342
                                                                 --------------
                                                                     24,621,964
                                                                 --------------
                FOREIGN GOVERNMENT--0.6%
     11,125,000 New Zealand 8.000%, 11/15/06, (NZD)...........        5,390,480
  3,065,500,000 Republic of Greece 8.800%, 06/19/07, (GRD)....       10,021,394
                                                                 --------------
                                                                     15,411,874
                                                                 --------------

                GAS & PIPELINE UTILITIES--0.4%
      4,225,000 Dynegy Holdings, Inc. 8.125%, 03/15/05........        4,420,153
      6,450,000 Dynergy, Inc. 6.875%, 07/15/02................        6,461,223
                                                                 --------------
                                                                     10,881,376
                                                                 --------------




                See accompanying notes to financial statements.

                                     MSF-18

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                GAS EXPLORATION--0.2%
 $    6,475,000 Dominion Resources, Inc. (Series D) 7.400%,
                 09/16/02.....................................   $    6,558,851
                                                                 --------------

                GOVERNMENT SPONSERED--0.0%
        200,000 New Zealand 8.000%, 04/15/04, (NZD)...........           93,476
                                                                 --------------

                HOTELS & RESTAURANTS--0.3%
      2,425,000 Darden Restaurants, Inc. 7.125%, 02/01/16.....        2,068,743
      4,800,000 Park Place Entertainment Corp.
                 9.375%, 02/15/07.............................        4,944,000
                                                                 --------------
                                                                      7,012,743
                                                                 --------------

                HOUSEHOLD PRODUCTS--0.2%
      6,675,000 Unilever Capital Corp. 6.875%, 11/01/05.......        6,891,404
                                                                 --------------

                INDUSTRIAL MACHINERY--0.4%
      6,350,000 Dover Corp. 6.650%, 06/01/28..................        5,584,889
      4,700,000 Illinois Tool Works, Inc. 5.750%, 03/01/09....        4,418,987
                                                                 --------------
                                                                     10,003,876
                                                                 --------------

                LEISURE--0.5%
      6,975,000 Harrah's Operating, Inc. 7.875%, 12/15/05.....        6,905,250
      6,175,000 MGM Grand, Inc. 9.750%, 06/01/07..............        6,483,750
                                                                 --------------
                                                                     13,389,000
                                                                 --------------

                NEWSPAPERS--0.1%
      3,400,000 News America Holdings, Inc 7.750%, 01/20/24...        3,015,902
          5,000 News America, Inc. 7.125%, 04/08/28...........            3,943
                                                                 --------------
                                                                      3,019,845
                                                                 --------------

                PAPER & FOREST--0.5%
      2,675,000 Abitibi Consolidated, Inc. 8.300%, 08/01/05...        2,716,543
     11,000,000 International Paper Co. (144A) 7.603%,
                 07/08/02.....................................       10,805,630
                                                                 --------------
                                                                     13,522,173
                                                                 --------------

                PETROLEUM SERVICES--0.2%
      5,100,000 Woodside Finance, Ltd. (144A) 6.600%,
                 04/15/08.....................................        5,003,304
                                                                 --------------

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                POLLUTION CONTROL--0.0%
 $    6,100,000 Safety Kleen Corp. 9.250%, 05/15/09...........   $       68,625
                                                                 --------------

                RETAIL--0.6%
      6,825,000 Albertson's, Inc.
                 7.450%, 08/01/29.............................        6,117,930
      6,500,000 Safeway, Inc 7.000%, 09/15/02.................        6,562,400
      4,700,000 Staples, Inc
                 7.601%, 11/26/01 (d).........................        4,691,681
                                                                 --------------
                                                                     17,372,011
                                                                 --------------

                STATE HOUSING AUTHORITIES--0.5%
     11,925,000 New Jersey Economic Development Authority
                 7.425%, 02/15/29.............................       12,650,040
                                                                 --------------

                TELEPHONE--1.3%
      2,570,000 AT&T Corp. 6.500%, 03/15/29...................        2,054,124
      3,350,000 British Telecommunications, Plc. 8.625%,
                 12/15/30.....................................        3,336,432
      4,600,000 EchoStar Communications Corp. 9.375%,
                 02/01/09.....................................        4,462,000
      6,500,000 Global Crossing Holdings, Ltd. 9.500%,
                 11/15/09.....................................        6,142,500
      6,300,000 Sprint Capital Corp. 7.625%, 06/10/02.........        6,317,010
         25,000 Telefonica Europe B.V. 7.750%, 09/15/10.......           25,315
      8,150,000 Vodafone Airtouch, Plc. 7.750%, 02/15/10......        8,439,325
      4,850,000 Williams Communications Corp. 10.700%,
                 10/01/07.....................................        3,734,500
                                                                 --------------
                                                                     34,511,206
                                                                 --------------

                U.S. TREASURY--11.0%
      3,500,000 United States Treasury Bonds 11.250%, 02/15/15
                 (c)..........................................        5,472,040
     30,775,000 United States Treasury Bonds 10.625%, 08/15/15
                 (c)..........................................       46,547,188
     10,950,000 United States Treasury Bonds 8.875%, 02/15/19
                 (c)..........................................       15,047,709
     54,950,000 United States Treasury Bonds 6.750%, 08/15/26
                 (c)..........................................       63,587,590
     17,250,000 United States Treasury Bonds 6.125%, 08/15/29
                 (c)..........................................       18,762,135
     20,750,000 United States Treasury Bonds 6.250%, 05/15/30
                 (c)..........................................       23,149,115
     13,508,796 United States Treasury Bonds (TII) 3.875%,
                 04/15/29 (c).................................       13,846,516
      2,475,000 United States Treasury Notes 6.625%, 07/31/01
                 (c)..........................................        2,487,771

                See accompanying notes to financial statements.

                                     MSF-19

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

      FACE                                                           VALUE
     AMOUNT                                                        (NOTE 1A)
                U.S. TREASURY--(CONTINUED)
 $   23,100,000 United States Treasury Notes 6.125%, 08/31/02
                 (c)..........................................   $   23,406,768
     79,325,000 United States Treasury Notes 5.875%, 11/15/04
                 (c)..........................................       81,394,589
      7,055,000 United States Treasury Notes 6.750%, 05/15/05
                 (c)..........................................        7,515,762
      2,050,000 United States Treasury Strips Zero Coupon,
                 11/15/01.....................................        1,954,757
                                                                 --------------
                                                                    303,171,940
                                                                 --------------

                UTILITIES--0.4%
      3,050,000 Energy East Corp. 7.750%, 11/15/03............        3,111,000
      8,150,000 PECO Energy Co. 6.130%, 03/01/09..............        8,078,361
                                                                 --------------
                                                                     11,189,361
                                                                 --------------

                YANKEE--2.6%
      5,755,000 British Sky Broadcasting Group 6.875%,
                 02/23/09.....................................        5,025,093
      7,500,000 British Telecommunications, Plc. 7.625%,
                 12/15/05.....................................        7,587,975
      6,700,000 Dr Investments (144A) 7.100%, 05/15/02........        6,722,177
      4,186,794 Federal Republic of Brazil 8.000%, 04/15/14
                 (c)..........................................        3,252,720
      1,650,000 Naples, Italy
                 7.520%, 07/15/06.............................        1,699,220
      7,500,000 National Republic of Bulgaria 7.750%, 07/28/11
                 (d) (c)......................................        5,643,443
      3,000,000 Norsk Hydro ASA 7.150%, 11/15/25..............        2,892,330
     10,575,000 Province of Quebec
                 7.125%, 02/09/24.............................       10,792,633
      2,975,000 Province of Quebec
                 7.500%, 09/15/29.............................        3,174,920
      6,475,000 Republic of Panama 7.875%, 02/13/02...........        6,420,629
      2,300,000 Republic of Peru 4.500%, 03/07/17.............        1,494,437
      5,760,000 Republic of Philippines 7.500%, 12/01/04......        5,097,600
      6,200,000 Tyco International Group S.A. 6.250%,
                 06/15/03.....................................        6,112,146
      3,700,000 United Mexican States
                 10.375%, 02/17/09............................        4,060,750

SHORT TERM INVESTMENTS--8.5%

      FACE                                                          VALUE
     AMOUNT                                                       (NOTE 1A)
                YANKEE--(CONTINUED)
 $    2,400,000 United Mexican States 9.875%, 02/01/10.......   $    2,582,400
                                                                --------------
                                                                    72,558,473
                                                                --------------
                Total Bonds & Notes
                 (Identified Cost $1,121,209,926)............    1,130,128,375
                                                                --------------

SHORT TERM INVESTMENTS--8.5%

                COMMERCIAL PAPER--8.5%
      9,800,000 A I Credit Corp. 6.600%, 01/05/01............        9,792,846
     16,375,000 American Express Credit Corp. 6.370%,
                 01/02/01....................................       16,375,000
     23,265,000 American Express Credit Corp. 6.400%,
                 01/02/01....................................       23,265,000
     20,013,000 American Express Credit Corp. 6.500%,
                 01/04/01....................................       20,013,000
     37,845,000 American Express Credit Corp. 6.520%,
                 01/09/01....................................       37,845,000
     14,443,000 Citicorp 6.510%, 01/16/01....................       14,443,000
     30,000,000 Citicorp 6.500%, 01/19/01....................       30,000,000
     34,580,000 General Motors Acceptance Corp. 6.590%,
                 01/05/01....................................       34,580,000
     20,000,000 Household Finance Corp. 6.600%, 01/03/01.....       20,000,000
     28,499,000 Verizon Network Fund 6.580%, 01/03/01........       28,488,582
                                                                --------------
                                                                   234,802,428
                                                                --------------

                REPURCHASE AGREEMENT--0.0%
        452,000 State Street Corp. Repurchase Agreement dated
                 12/29/00 at 3.500% to be repurchased at
                 $452,176 on 1/02/01, collateralized by
                 $460,000 U.S. Treasury Notes 5.500% due
                 03/31/03 with a value of $469,490...........          452,000
                                                                --------------
                Total Short Term Investments
                 (Identified Cost $235,254,428)..............      235,254,428
                                                                --------------
                Total Investments--101.5%
                 (Identified Cost $2,636,592,851) (a)........    2,797,217,153
                Other assets less liabilities................      (40,295,318)
                                                                --------------
                TOTAL NET ASSETS--100%.......................   $2,756,921,835
                                                                ==============

                See accompanying notes to financial statements.

                                     MSF-20

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

FORWARD CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000


                                   LOCAL                            UNREALIZED
      CURRENCY        DELIVERY   CURRENCY   AGGREGATE    TOTAL    APPRECIATION/
      CONTRACT          DATE      AMOUNT    FACE VALUE   VALUE    (DEPRECIATION)
Euro Currency (sold)  2/09/2001   6,350,000 $5,639,943 $5,974,018  $  (334,075)
Euro Currency (sold)  2/20/2001   1,800,000  1,548,972  1,694,104     (145,132)
Greek Drachma (sold)  2/09/2001 110,000,000    279,188    303,682      (24,494)
Greek Drachma (sold)  2/09/2001 780,935,000  2,045,832  2,155,963     (110,131)
Greek Drachma (sold)  2/20/2001 719,065,000  1,815,820  1,986,000     (170,180)
New Zealand Dollar
 (sold)               2/20/2001   6,334,000  2,518,557  2,802,455     (283,898)
New Zealand Dollar
 (sold)               2/20/2001     927,000    369,521    410,148      (40,627)
New Zealand Dollar
 (sold)               2/20/2001   4,395,000  1,751,979  1,944,552     (192,573)
                                                                   -----------
Net Unrealized Depreciation on Forward Currency Contracts.......   $(1,301,110)
                                                                   ===========

(a)  Federal Tax Information:
     At December 31, 2000 the net unrealized appreciation on investments based on cost of $2,644,573,437 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 277,266,382
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (124,622,666)
                                                                 -------------
   Net unrealized appreciation.................................. $ 152,643,716
                                                                 =============

(b)  Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $205,464,827 with collateral backing valued at $211,020,299.
(d)  Variable or floating rate security. Rate disclosed is as of 12/31/2000.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold to institutional buyers. At the period end, the value of these securities amounted to $59,104,270 or 3% of net assets.
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.
EUR-- Euro Currency
NZD-- New Zealand Dollar
GRD-- Greek Drachma
TII-- Treasury Inflation Indexed Security. Security has a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal of par amount at original issue.
TBA-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

                See accompanying notes to financial statements.

                                    MSF-21

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000


ASSETS
 Investments at value...............................              $2,797,217,153
 Cash...............................................                       1,000
 Receivable for:
 Securities sold....................................                   5,111,681
 Dividends and interest.............................                  20,289,514
 Foreign taxes......................................                      28,136
 Collateral for securities loaned...................                 211,020,299
                                                                  --------------
  Total Assets......................................               3,033,667,783
                                                                  --------------
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $ 3,107,874
 Securities purchased...............................   60,237,615
 Open forward currency
  contracts--net....................................    1,301,110
 Withholding taxes..................................        4,839
 Return of collateral for securities loaned.........  211,020,299
 Accrued expenses:
 Management fees....................................      994,369
 Other expenses.....................................       79,842
                                                      -----------
  Total Liabilities.................................                 276,745,948
                                                                  --------------
NET ASSETS..........................................              $2,756,921,835
                                                                  ==============
Net assets consist of:
 Capital paid in....................................              $2,374,243,984
 Undistributed net investment income................                  91,694,821
 Accumulated net realized gains (losses)............                 131,636,519
 Unrealized appreciation (depreciation) on
  investments and foreign currency..................                 159,346,511
                                                                  --------------
NET ASSETS..........................................              $2,756,921,835
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($2,756,921,835 divided by 149,981,287 shares of
 beneficial interest)...............................              $        18.38
                                                                  ==============
Identified cost of investments......................              $2,636,592,851
                                                                  ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends......................................                $  9,954,835(a)
 Interest.......................................                  96,239,214(b)
                                                                ------------
                                                                 106,194,049
                                                                ------------
EXPENSES
 Management fees................................  $ 12,148,236
 Directors' fees and expenses...................        11,208
 Custodian......................................       438,944
 Audit and tax services.........................        52,526
 Legal..........................................         4,092
 Printing.......................................       458,954
 Insurance......................................         2,306
 Miscellaneous..................................         1,358
                                                  ------------
  Total expenses before reductions..............    13,117,624
  Expense reductions............................      (159,066)   12,958,558
                                                  ------------  ------------
NET INVESTMENT INCOME...........................                  93,235,491
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...............................   135,513,202
 Foreign currency transactions--net.............    (1,708,244)  133,804,958
                                                  ------------
Unrealized appreciation (depreciation) on:
 Investments--net...............................  (196,299,177)
 Foreign currency transactions--net.............      (871,834) (197,171,011)
                                                  ------------  ------------
Net gain (loss).................................                 (63,366,053)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................                $ 29,869,438
                                                                ============

(a) Net of foreign taxes of $176,482.
(b) Income on securites loaned $350,957.

                See accompanying notes to financial statements.

                                     MSF-22

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income......................... $   93,235,491  $   85,622,921
 Net realized gain (loss)......................    133,804,958     147,866,387
 Unrealized appreciation (depreciation)........   (197,171,011)       (982,562)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................     29,869,438     232,506,746
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................              0     (87,136,361)
 Net realized gain.............................    (12,782,481)   (156,402,215)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................    (12,782,481)   (243,538,576)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................     31,484,952     123,394,803
 Reinvestment of distributions.................     12,782,481     243,538,576
 Cost of shares redeemed.......................   (178,844,200)   (138,476,970)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................   (134,576,767)    228,456,409
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (117,489,810)    217,424,579
NET ASSETS
 Beginning of the year.........................  2,874,411,645   2,656,987,066
                                                --------------  --------------
 End of the year............................... $2,756,921,835  $2,874,411,645
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year............................... $   91,694,821  $            0
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares................      1,674,535       6,592,839
 Issued in reinvestment of distributions.......        656,185      13,593,632
 Redeemed......................................     (9,641,089)     (7,402,830)
                                                --------------  --------------
 Net change....................................     (7,310,369)     12,783,641
                                                ==============  ==============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of year......  $    18.27  $    18.39  $    16.98  $    16.67  $    15.95
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations
 Net investment income..        0.62        0.59        0.60        0.60        0.55
 Net realized and
  unrealized gain (loss)
  on investments........       (0.43)       0.96        2.70        2.71        1.77
                          ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............        0.19        1.55        3.30        3.31        2.32
                          ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        0.00       (0.60)      (0.57)      (0.60)      (0.53)
 Distributions from net
  realized capital
  gains.................       (0.08)      (1.07)      (1.32)      (2.40)      (1.07)
                          ----------  ----------  ----------  ----------  ----------
 Total distributions....       (0.08)      (1.67)      (1.89)      (3.00)      (1.60)
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year...................  $    18.38  $    18.27  $    18.39  $    16.98  $    16.67
                          ==========  ==========  ==========  ==========  ==========
 TOTAL RETURN (%).......         1.0         8.7        19.6        20.6        14.5
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........        0.46        0.45        0.48        0.40        0.29
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....        0.46          --          --          --          --
Ratio of net investment
 income to average net
 assets (%).............        3.26        3.08        3.39        3.50        3.38
Portfolio turnover rate
 (%)....................         131         124         106         115          91
Net assets, end of year
 (000)..................  $2,756,922  $2,874,412  $2,656,987  $1,982,232  $1,448,841

(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
                See accompanying notes to financial statements.

                                     MSF-23

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--91.4% OF TOTAL NET ASSETS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           APPAREL & TEXTILES--2.2%
   563,000 Jones Apparel Group, Inc. (b).......................   $   18,121,562
   257,000 NIKE, Inc. (Class B)................................       14,343,813
                                                                  --------------
                                                                      32,465,375
                                                                  --------------

           BANKS--1.2%
   208,000 Investors Financial Services Corp. .................       17,881,500
                                                                  --------------

           BIOTECHNOLOGY--2.5%
   425,000 Genzyme Corp. (b) (c)...............................       38,210,156
                                                                  --------------

           BUILDING & CONSTRUCTION--0.4%
   132,700 American Standard Companies, Inc. (b)...............        6,543,769
                                                                  --------------

           BUSINESS SERVICES--3.9%
   559,200 The Bisys Group, Inc. (b)...........................       29,323,050
   652,848 Concord EFS, Inc. (b)...............................       28,684,509
                                                                  --------------
                                                                      58,007,559
                                                                  --------------

           COMMUNICATION SERVICES--2.4%
   451,800 TMP Worldwide, Inc. (c).............................       24,877,237
   590,300 XO Communications, Inc. ............................       10,533,166
                                                                  --------------
                                                                      35,410,403
                                                                  --------------

           COMPUTERS & BUSINESS EQUIPMENT--17.3%
   625,300 American Tower Corp. (c)............................       23,683,238
 1,004,100 Cypress Semiconductor Corp. (b).....................       19,768,219
   877,300 Finisar Corp. (c)...................................       25,414,284
   490,300 Integrated Device Technology (c)....................       16,164,578
   928,100 Palm, Inc. .........................................       26,247,828
   466,300 Polycom, Inc. (b)...................................       15,081,891
   850,000 Powerwave Technologies, Inc. (b)....................       49,618,750
   348,600 QLogic Corp. .......................................       26,918,456
   398,100 Redback Networks, Inc. (b)..........................       16,309,659
   578,100 Sandisk Corp. (b)...................................       16,060,341
   823,700 Spectrasite Holdings, Inc. (c)......................       10,888,284
   238,400 Vitesse Semiconductor Corp. (c).....................       13,193,950
                                                                  --------------
                                                                     259,349,478
                                                                  --------------

           DOMESTIC OIL--7.7%
   161,600 Anadarko Petroleum Corp. ...........................       11,486,528
   874,000 EOG Resources, Inc. ................................       47,796,875
   468,000 Kerr-McGee Corp. ...................................       31,326,750
   664,300 National-Oilwell, Inc. (b)..........................       25,700,106
                                                                  --------------
                                                                     116,310,259
                                                                  --------------

           DRUGS & HEALTH CARE--17.5%
   662,700 ALZA Corp. (b)......................................       28,164,750
   665,500 Andrx Corp. (b).....................................       38,495,016
    83,800 Applera Corp. (b)...................................        7,882,438
   270,700 Barr Laboratories, Inc. (b) (c).....................       19,744,181
   306,900 Biogen, Inc. .......................................       18,442,772
   452,350 Biomet, Inc. .......................................       17,980,912

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           DRUGS & HEALTH CARE--(CONTINUED)
   412,500 Express Scripts, Inc. (b) (c).......................   $   42,165,234
   796,000 Ivax Corp. (b)......................................       30,486,800
   407,000 Medarex, Inc. ......................................       16,559,812
   152,600 Sepracor, Inc. (b) (c)..............................       12,217,538
   605,100 Stryker Corp. (b)...................................       30,612,009
                                                                  --------------
                                                                     262,751,462
                                                                  --------------

           ELECTRICAL EQUIPMENT--2.1%
   895,200 Symbol Technologies, Inc. ..........................       32,227,200
                                                                  --------------

           ELECTRONICS--3.9%
   313,500 Intersil Holding Corp. (c)..........................        7,181,109
   822,700 Millipore Corp. ....................................       51,830,100
                                                                  --------------
                                                                      59,011,209
                                                                  --------------

           FOOD & BEVERAGES--0.9%
   161,100 Adolph Coors Co. (Class B)..........................       12,938,344
                                                                  --------------

           HOTELS & RESTAURANTS--1.1%
   381,500 Starbucks Corp. ....................................       16,893,297
                                                                  --------------

           INDUSTRIAL MACHINERY--2.2%
   481,500 Danaher Corp. ......................................       32,922,563
                                                                  --------------

           INSURANCE--8.1%
   741,300 Ace, Ltd. ..........................................       31,458,919
   355,000 Everest Reinsurance Group, Ltd. ....................       25,426,875
   303,100 Partnerre, Ltd. ....................................       18,489,100
   422,900 St. Paul Companies, Inc. ...........................       22,968,756
   259,220 XI Capital, Ltd. ...................................       22,649,347
                                                                  --------------
                                                                     120,992,997
                                                                  --------------

           PETROLEUM SERVICES--2.8%
   987,000 Noble Drilling Corp. (b)............................       42,872,813
                                                                  --------------

           PUBLISHING--1.0%
   376,000 New York Times Co. .................................       15,063,500
                                                                  --------------

           RETAIL--3.0%
 1,312,200 Bed Bath & Beyond, Inc. (b) (c).....................       29,401,481
   712,600 Family Direct Stores, Inc. (b)......................       15,276,363
                                                                  --------------
                                                                      44,677,844
                                                                  --------------

           SOFTWARE--11.2%
   330,400 BEA Systems, Inc. (b)...............................       22,240,050
   463,700 Electronic Arts, Inc. (b) (c).......................       19,779,703
   560,700 Intuit, Inc. (b)....................................       22,095,084
   235,300 Macromedia, Inc. (b) (c)............................       14,287,122

                See accompanying notes to financial statements.

                                     MSF-24

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                            VALUE
   SHARES                                 (NOTE 1A)
             SOFTWARE--(CONTINUED)
     245,700 Mercury Interactive
              Corp. (b) .............   $   22,166,747
     303,800 Micromuse, Inc. (b) (c).       18,332,431
     628,100 Openwave Systems, Inc. .       29,893,635
     978,900 Peregrine Systems, Inc.
              (b) (c)................       19,302,684
                                        --------------
                                           168,097,456
                                        --------------
             Total Common Stocks
              (Identified Cost
              $1,336,548,711)........    1,372,627,184
                                        --------------

SHORT TERM INVESTMENTS--10.6%

 FACE AMOUNT
             COMMERCIAL PAPER--10.6%
 $ 7,374,000 Associates First Capital
              Corp. 6.000%, 01/02/01.        7,374,000
  30,020,000 Citicorp 6.550%,
              01/09/01...............       30,020,000
  30,000,000 Citicorp 6.510%,
              01/11/01...............       30,000,000
  32,331,000 Ford Motor Credit Corp.
              6.540%, 01/05/01.......       32,331,000
  17,885,000 Ford Motor Credit Corp.
              6.570%, 01/05/01.......       17,885,000
  15,000,000 Goldman Sachs Group L.P.
              6.600%, 01/10/01.......       14,975,250
  26,296,000 Household Finance Corp.
              6.600%, 01/03/01.......       26,296,000
                                        --------------
             Total Short Term
              Investments
              (Identified Cost
              $158,881,250)..........      158,881,250
                                        --------------
             Total Investments--
              102.0%
              (Identified Cost
              $1,495,429,961) (a)....    1,531,508,434
             Other assets less
              liabilities............      (30,436,296)
                                        --------------
             TOTAL NET ASSETS--100%..   $1,501,072,138
                                        ==============

(a)  Federal Tax Information:
     At December 31, 2000 the net unrealized appreciation on investments based on cost of $1,499,572,964 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $228,011,793
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..............  (196,076,323)
                                                                   ------------
   Net unrealized appreciation...................................  $ 31,935,470
                                                                   ============

(b)  Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $44,360,977 with collateral backing valued at $45,893,936.

NOTES TO PORTFOLIO OF INVESTMENTS


                See accompanying notes to financial statements.

                                     MSF-25

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value...............................              $1,531,508,434
 Cash...............................................                          32
 Receivable for:
 Securities sold....................................                  12,980,085
 Fund shares sold...................................                   8,852,066
 Dividends and interest.............................                     928,545
 Collateral for securities loaned...................                  45,893,936
                                                                  --------------
  Total Assets......................................               1,600,163,098
                                                                  --------------
LIABILITIES
 Payable for:
 Securities purchased...............................  $52,271,693
 Return of collateral for securities loaned.........   45,893,936
 Accrued expenses:
 Management fees....................................      897,721
 Other expenses.....................................       27,610
                                                      -----------
  Total Liabilities.................................                  99,090,960
                                                                  --------------
NET ASSETS..........................................              $1,501,072,138
                                                                  ==============
Net assets consist of:
 Capital paid in....................................              $1,148,940,995
 Accumulated net realized gains (losses)............                 316,052,670
 Unrealized appreciation (depreciation) on
  investments.......................................                  36,078,473
                                                                  --------------
NET ASSETS..........................................              $1,501,072,138
                                                                  ==============
Computation of offering price:
Net asset value and redemption price per share
 ($1,501,072,138 divided by 47,521,845 shares of
 beneficial interest)...............................              $        31.59
                                                                  ==============
Identified cost of investments......................              $1,495,429,961
                                                                  ==============


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends....................................                 $   3,225,385
 Interest.....................................                     6,962,612(a)
                                                               -------------
                                                                  10,187,997
                                                               -------------
EXPENSES
 Management fees..............................  $  11,798,675
 Directors' fees and expenses.................         11,208
 Custodian....................................        248,303
 Audit and tax services.......................         29,051
 Legal........................................          4,343
 Printing.....................................        256,598
 Insurance....................................          2,306
 Miscellaneous................................          1,609
                                                -------------
  Total expenses before reductions............     12,352,093
 Expense reductions...........................        (46,796)    12,305,297
                                                -------------  -------------
NET INVESTMENT INCOME (LOSS)..................                    (2,117,300)
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.............................    319,177,117
Unrealized appreciation (depreciation) on:
 Investments--net.............................   (444,445,794)
                                                -------------
Net gain (loss)...............................                  (125,268,677)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS...................................                 $(127,385,977)
                                                               =============

(a) Income on securities loaned $367,072.

                See accompanying notes to financial statements.

                                     MSF-26

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income (loss).................. $   (2,117,300) $   (4,270,809)
 Net realized gain (loss)......................    319,177,117     234,439,425
 Unrealized appreciation (depreciation)........   (444,445,794)    176,722,386
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................   (127,385,977)    406,891,002
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain.............................   (202,642,237)    (34,223,267)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................   (202,642,237)    (34,223,267)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................    213,084,301     160,278,116
 Reinvestment of distributions.................    202,642,237      34,223,267
 Cost of shares redeemed.......................   (185,466,886)   (397,665,004)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................    230,259,652    (203,163,621)
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......    (99,768,562)    169,504,114
NET ASSETS
 Beginning of the year.........................  1,600,840,700   1,431,336,586
                                                --------------  --------------
 End of the year............................... $1,501,072,138  $1,600,840,700
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year............................... $            0  $     (554,042)
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares................      5,418,093       5,369,623
 Issued in reinvestment of distributions.......      5,144,510         974,060
 Redeemed......................................     (4,680,487)    (13,167,417)
                                                --------------  --------------
 Net change....................................      5,882,116      (6,823,734)
                                                ==============  ==============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                          ----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of year......  $    38.45  $    29.53  $    27.61  $    27.11  $    25.87
                          ----------  ----------  ----------  ----------  ----------
Income from investment
 operations
 Net investment income..       (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
 Net realized and
  unrealized gain (loss)
  on investments........       (1.98)       9.86        3.75        1.67        2.01
                          ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations............       (2.02)       9.74        3.69        1.64        1.99
                          ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.....        0.00        0.00        0.00        0.00        0.00
 Distributions from net
  realized capital
  gains.................       (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                          ----------  ----------  ----------  ----------  ----------
 Total distributions....       (4.84)      (0.82)      (1.77)      (1.14)      (0.75)
                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year...................  $    31.59  $    38.45  $    29.53  $    27.61  $    27.11
                          ==========  ==========  ==========  ==========  ==========
 TOTAL RETURN (%).......        (7.6)       33.2        13.7         6.7         7.7
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%).........        0.73        0.72        0.75        0.81        0.79
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (a).....        0.72         --          --          --          --
Ratio of Net Investment
 Income to Average Net
 Assets (%).............       (0.12)      (0.31)      (0.20)      (0.10)      (0.11)
Portfolio turnover rate
 (%)....................         170          86          97         219         221
Net assets, end of year
 (000)..................  $1,501,072  $1,600,841  $1,431,337  $1,391,956  $1,321,849

(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-27

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--99.4% OF TOTAL NET ASSETS

                                                                      VALUE
 SHARES                                                             (NOTE 1A)
         AEROSPACE & DEFENSE--1.3%
  34,409 B.F. Goodrich Co. ....................................   $    1,251,627
 300,898 Boeing Co. ...........................................       19,859,268
  67,295 General Dynamics Corp. ...............................        5,249,010
 145,517 Lockheed Martin Corp. ................................        4,940,302
  25,014 Northrop Grumman Corp. ...............................        2,076,162
 114,449 Raytheon Co. (Class B)................................        3,555,072
  42,018 TRW, Inc. (c).........................................        1,628,198
  47,884 Textron, Inc. ........................................        2,226,606
 158,762 United Technologies Corp. ............................       12,482,662
                                                                  --------------
                                                                      53,268,907
                                                                  --------------

         AIR TRAVEL--0.3%
  51,972 AMR Corp. (b).........................................        2,036,653
  42,157 Delta Air Lines, Inc. ................................        2,115,754
 169,069 Southwest Airlines Co. ...............................        5,668,884
  23,650 U.S Airways Group, Inc. (b)...........................          959,303
                                                                  --------------
                                                                      10,780,594
                                                                  --------------

         ALUMINUM--0.2%
 293,670 Alcoa, Inc. ..........................................        9,837,945
                                                                  --------------

         APPAREL & TEXTILES--0.2%
  18,061 Liz Claiborne, Inc. (c)...............................          751,789
  91,480 NIKE, Inc. (Class B) (c)..............................        5,105,727
  19,065 Reebok International, Ltd. (b)(c).....................          521,237
  38,973 VF Corp. (c)..........................................        1,412,382
                                                                  --------------
                                                                       7,791,135
                                                                  --------------

         AUTO PARTS--0.2%
  16,544 Cooper Tire & Rubber Co. (b)..........................          175,780
  46,475 Dana Corp. (c)........................................          711,648
 183,469 Delphi Automotive Systems Corp. ......................        2,064,026
  53,038 Goodyear Tire & Rubber Co. (c)........................        1,219,344
  28,793 Johnson Controls, Inc. ...............................        1,497,236
  20,270 Snap-On, Inc. ........................................          565,026
  40,586 Visteon Corp. (b).....................................          466,739
                                                                  --------------
                                                                       6,699,799
                                                                  --------------

         AUTOMOBILES--0.7%
 634,756 Ford Motor Co. .......................................       14,877,094
 191,336 General Motors Corp. .................................        9,746,177
 102,602 Harley Davidson, Inc. ................................        4,078,430
  17,606 Navistar International Corp. (b)(c)...................          461,057
                                                                  --------------
                                                                      29,162,758
                                                                  --------------

         BANKS--8.0%
 122,574 Amsouth Bancorporation................................        1,869,254
 134,078 BB&T Corp. (c)........................................        5,002,785

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           BANKS--(CONTINUED)
   392,860 Bank One Corp. .....................................   $   14,388,497
   551,211 Bank of America Corp. ..............................       25,286,805
   251,239 Bank of New York Co., Inc. .........................       13,865,252
    69,220 Charter One Financial, Inc. ........................        1,998,728
   443,784 Chase Manhattan Corp. ..............................       20,164,435
 1,702,482 Citigroup, Inc. ....................................       86,932,987
    53,026 Comerica, Inc. .....................................        3,148,419
   156,335 Fifth Third Bancorp (c).............................        9,345,902
   331,091 First Union Corp. ..................................        9,208,468
   322,383 Firstar Corp. ......................................        7,495,405
   306,020 FleetBoston Financial Corp. ........................       11,494,876
    53,573 Golden West Financial Corp. ........................        3,616,178
    80,164 Huntington Bancshares, Inc. ........................        1,300,160
    54,213 J.P. Morgan & Co, Inc. .............................        8,972,251
   143,959 Keycorp.............................................        4,030,852
   165,544 Mellon Financial Corp. .............................        8,142,696
   206,750 National City Corp. ................................        5,944,063
    75,232 Northern Trust Corp. ...............................        6,138,461
    47,637 Old Kent Financial Corp. ...........................        2,084,119
    74,243 Regions Financial Corp. ............................        2,032,402
    57,846 Southtrust Corp. ...................................        2,355,417
    58,534 Summit Bancorp......................................        2,235,267
   101,090 Sun Trust Banks, Inc. (c)...........................        6,368,670
    94,227 Synovus Financial Corp. ............................        2,538,240
   255,761 US Bancorp..........................................        7,465,024
    44,775 Union Planters Corp. ...............................        1,600,706
    68,457 Wachovia Corp. .....................................        3,979,063
   183,430 Washington Mutual, Inc. ............................        9,733,254
   578,867 Wells Fargo & Co. ..................................       32,235,656
                                                                  --------------
                                                                     320,974,292
                                                                  --------------

           BUILDING & CONSTRUCTION--0.1%
    20,401 Crane Co. (c).......................................          580,153
    25,875 Fluor Corp. (c).....................................          855,492
   151,144 Masco Corp. ........................................        3,882,512
                                                                  --------------
                                                                       5,318,157
                                                                  --------------

           BUSINESS SERVICES--1.7%
    61,055 Allied Waste Industries, Inc. ......................          889,113
   213,878 Automatic Data Processing, Inc. ....................       13,541,151
    37,824 Avery Dennison Corp. ...............................        2,075,592
   246,881 Cendant Corp. (b)...................................        2,376,230
    47,734 Ceridian Corp. .....................................          951,697
    53,032 Convergys Corp. (b).................................        2,403,012
    24,528 Deluxe Corp. .......................................          619,823
   158,188 Electronic Data Systems Corp. ......................        9,135,357
    47,893 Equifax, Inc. ......................................        1,373,930
   133,789 First Data Corp. ...................................        7,049,008
    31,037 H&R Block, Inc. ....................................        1,284,156
   100,531 IMS Health, Inc. ...................................        2,714,337
   103,849 Interpublic Group of Companies, Inc. ...............        4,420,073

                See accompanying notes to financial statements.

                                     MSF-28

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           BUSINESS SERVICES--(CONTINUED)
   126,222 Paychex, Inc. ......................................   $    6,141,489
    86,049 Pitney Bowes, Inc. .................................        2,850,373
    42,068 R.R. Donnelley & Sons Co. ..........................        1,135,836
    60,920 Robert Half International, Inc. ....................        1,614,380
    20,254 Ryder Systems, Inc. ................................          336,723
    43,431 Sabre Holdings Corp. (c)............................        1,872,962
   208,639 Waste Management, Inc. .............................        5,789,732
                                                                  --------------
                                                                      68,574,974
                                                                  --------------

           CHEMICALS--1.6%
    78,422 Air Products & Chemicals, Inc ......................        3,215,302
    24,752 Ashland, Inc. ......................................          888,349
   229,990 Dow Chemical Co. (c)................................        8,423,384
   353,134 E.I. Du Pont de Nemours.............................       17,060,787
    26,905 Eastman Chemical Co. ...............................        1,311,619
    42,961 Ecolab, Inc. .......................................        1,855,378
    40,823 Engelhard Corp. ....................................          831,769
    10,124 FMC Corp. (b).......................................          725,764
    17,708 Great Lakes Chemical Corp. (c)......................          658,516
    36,512 Hercules, Inc. .....................................          696,010
   134,048 Minnesota Mining & Manufacturing Co. ...............       16,152,784
    57,153 PPG Industries, Inc. ...............................        2,646,898
    54,670 Praxair, Inc. ......................................        2,425,981
    73,444 Rohm & Haas Co. ....................................        2,666,935
    25,302 Sigma Aldrich.......................................          993,894
    46,241 Union Carbide Corp. ................................        2,488,344
    34,130 Vulcan Materials Co. ...............................        1,633,974
                                                                  --------------
                                                                      64,675,688
                                                                  --------------

           COMMUNICATION SERVICES--3.9%
   105,837 Alltel Corp. .......................................        6,608,198
   198,590 Clear Channel Communications (b)....................        9,619,203
   306,674 Comcast Corp. (b)...................................       12,794,056
    89,401 Gannett, Inc. ......................................        5,637,851
    25,205 Knight Ridder, Inc. (c).............................        1,433,534
    17,851 Meredith Corp. (c)..................................          574,579
   258,186 Nextel Communications, Inc. (b)(c)..................        6,382,035
    60,239 Omnicom Group, Inc. ................................        4,992,307
 1,146,414 SBC Communications, Inc. ...........................       54,741,268
   449,800 Time Warner, Inc. ..................................       23,497,552
   102,382 Tribune Co. ........................................        4,325,640
   512,430 Viacom, Inc. (b)....................................       23,956,102
                                                                  --------------
                                                                     154,562,325
                                                                  --------------

           COMPUTERS & BUSINESS EQUIPMENT--10.8%
   261,776 ADC Telecommunications, Inc. (c)....................        4,752,871
    29,710 Adaptec, Inc. ......................................          303,599
   134,970 Altera Corp. .......................................        3,555,616
   121,827 Analog Devices, Inc. (b)............................        6,236,020
    27,483 Andrew Corp. .......................................          598,614
   106,584 Apple Computer, Inc. ...............................        1,582,106

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
    20,481 Autodesk, Inc. .....................................   $      551,067
    79,658 Broadcom Corp. (c)..................................        6,693,761
    62,440 Cabletron Systems, Inc. (b).........................          940,503
 2,437,514 Cisco Systems, Inc. (b).............................       93,234,910
    62,815 Citrix Systems, Inc. (b)............................        1,415,300
   576,172 Compaq Computer Corp. ..............................        8,671,389
    76,141 Conexant Systems, Inc. .............................        1,156,391
   875,070 Dell Computer Corp. (b).............................       15,286,379
   741,033 EMC Corp. (b).......................................       49,278,694
   106,945 Gateway, Inc. (b)(c)................................        1,923,941
   669,698 Hewlett Packard Co. ................................       21,137,343
   594,170 International Business Machines Corp................       50,504,450
   108,137 LSI Logic Corp. ....................................        1,848,061
    42,590 Lexmark International, Inc. (b)(c)..................        1,887,269
   107,266 Linear Technology Corp. ............................        4,957,700
 1,128,448 Lucent Technologies, Inc. ..........................       15,234,048
   191,494 Micron Technology, Inc. ............................        6,798,037
   738,810 Motorola, Inc. .....................................       14,960,903
    32,884 NCCR Corp. .........................................        1,615,427
    61,068 National Semiconductor Corp. (c)....................        1,228,994
   107,039 Network Appliance, Inc. (c).........................        6,870,566
    44,962 Novellus Systems, Inc. .............................        1,611,607
   191,585 Palm, Inc. .........................................        5,418,263
    31,293 QLogic Corp. .......................................        2,416,406
   253,509 Qualcomm, Inc. (b)..................................       20,827,349
 1,090,535 Sun Microsystems, Inc. .............................       30,364,584
   139,074 Tellabs, Inc. (b)...................................        7,853,335
    59,703 Teradyne, Inc. .....................................        2,223,937
   586,148 Texas Instruments, Inc. ............................       27,768,761
    60,949 Vitesse Semiconductor Corp. (c).....................        3,373,146
   217,002 Xerox Corp. ........................................        1,003,634
   111,432 Xilinx, Inc. (b)....................................        5,160,695
                                                                  --------------
                                                                     431,245,676
                                                                  --------------

           CONGLOMERATES--4.9%
 3,355,890 General Electric Co. ...............................      160,872,977
    30,758 ITT Industries, Inc. ...............................        1,191,872
   592,364 Tyco International, Ltd. ...........................       32,876,202
                                                                  --------------
                                                                     194,941,051
                                                                  --------------

           CONTAINERS & GLASS--0.1%
    17,854 Bemis, Inc. (c).....................................          599,225
    50,848 Pactiv Corp. (b)....................................          629,244
    27,000 Sealed Air Corp. (c)................................          823,500
                                                                  --------------
                                                                       2,051,969
                                                                  --------------

           COSMETICS & TOILETRIES--0.4%
    81,015 Avon Products, Inc. (c).............................        3,878,593
   356,835 Gillette Co. .......................................       12,890,664
                                                                  --------------
                                                                      16,769,257
                                                                  --------------


                See accompanying notes to financial statements.

                                     MSF-29

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           DOMESTIC OIL--6.2%
    30,419 Amerada Hess Corp. .................................   $    2,222,488
    84,457 Anadarko Petroleum Corp. ...........................        6,003,204
    42,701 Apache Corp. .......................................        2,991,739
    72,907 Burlington Resources, Inc. .........................        3,681,804
   217,369 Chevron Corp. (c)...................................       18,354,095
    73,437 Coastal Corp. ......................................        6,485,405
   211,960 Conoco, Inc. (Class B)..............................        6,133,592
    43,497 Devon Energy Corp. .................................        2,652,012
    39,616 EOG Resources, Inc. ................................        2,166,500
 1,177,308 Exxon Mobil Corp. ..................................      102,352,214
   150,475 Halliburton Co. ....................................        5,454,719
    32,775 Kerr-McGee Corp. ...................................        2,193,877
    20,175 Mcdermott International, Inc. ......................          216,881
   123,848 Occidental Petroleum Corp. .........................        3,003,314
    86,103 Phillips Petroleum Co. .............................        4,897,108
    32,143 Rowan Companies, Inc. ..............................          867,861
   727,153 Royal Dutch Petroleum Co. (ADR).....................       44,038,204
   194,363 Schlumberger, Ltd. .................................       15,536,892
    29,538 Sunoco, Inc. .......................................          995,061
   186,641 Texaco, Inc. .......................................       11,595,072
    49,546 Tosco Corp. (c).....................................        1,681,467
   104,909 USX-Marathon Group..................................        2,911,225
    82,211 Unocal Corp. .......................................        3,180,538
                                                                  --------------
                                                                     249,615,272
                                                                  --------------

           DRUGS & HEALTH CARE--14.0%
    80,727 ALZA Corp. (b)(c)...................................        3,430,898
   523,854 Abbott Laboratories.................................       25,374,178
    45,165 Allergan, Inc. (c)..................................        4,372,537
   443,853 American Home Products Corp. .......................       28,206,858
   349,863 Amgen, Inc. (b).....................................       22,380,299
    71,260 Applera Corp. (b)...................................        6,702,894
    18,270 Bausch & Lomb, Inc. ................................          738,793
    99,964 Baxter International, Inc. .........................        8,828,071
    84,996 Becton Dickinson & Co. .............................        2,942,987
    50,636 Biogen, Inc. .......................................        3,042,907
    60,244 Biomet, Inc. .......................................        2,394,699
   131,702 Boston Scientific Corp. (b)(c)......................        1,802,671
   662,237 Bristol-Myers Squibb Co. ...........................       48,964,148
    17,950 C.R. Bard, Inc. ....................................          835,797
    94,767 Cardinal Health, Inc. ..............................        9,441,162
    64,861 Chiron Corp. .......................................        2,886,315
   381,783 Eli Lilly & Co. ....................................       35,529,680
    29,743 Forest Laboratories, Inc. (b).......................        3,952,101
   104,063 Guidant Corp. (b)...................................        5,612,898
   186,923 HCA Healthcare Co. .................................        8,226,481
   125,335 Healthsouth Corp. ..................................        2,044,527
    53,692 Humana, Inc. (b)....................................          818,803
   470,720 Johnson & Johnson...................................       49,455,020
    57,838 King Pharmaceuticals, Inc. (b)......................        2,989,502
    34,203 Manor Care, Inc. (b)................................          705,437

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           DRUGS & HEALTH CARE--(CONTINUED)
    96,341 Mckesson HBOC, Inc. ................................   $    3,457,679
    71,825 Medimmune, Inc. ....................................        3,427,399
   407,537 Medtronic, Inc. ....................................       24,605,046
   781,037 Merck & Co, Inc. ...................................       73,124,589
 2,136,731 Pfizer, Inc. .......................................       98,289,626
   436,776 Pharmacia Corp. ....................................       26,643,336
    36,313 Quintiles Transnational Corp. (b)(c)................          761,438
   495,159 Schering-Plough Corp. ..............................       28,100,273
    28,447 St. Jude Medical, Inc. (b)..........................        1,747,713
    66,297 Stryker Corp. (b)...................................        3,353,965
   107,217 Tenet Healthcare Corp. (b)..........................        4,764,455
   108,974 UnitedHealth Group, Inc. ...........................        6,688,279
    35,232 Watson Pharmaceuticals, Inc. (b)....................        1,803,438
    21,265 Wellpoint Health Networks, Inc. (b).................        2,450,791
                                                                  --------------
                                                                     560,897,690
                                                                  --------------

           ELECTRIC UTILITIES--2.7%
   155,703 AES Corp. (b).......................................        8,622,054
    37,450 Allegheny Energy, Inc. .............................        1,804,622
    45,897 Ameren Corp. (c)....................................        2,125,605
   108,592 American Electric Power, Inc. (c)...................        5,049,528
    41,039 CMS Energy Corp. (c)................................        1,300,423
    95,972 Calpine Corp. (b)...................................        4,324,738
    54,936 Cinergy Corp. ......................................        1,929,627
    72,215 Consolidated Edison, Inc. (c).......................        2,780,278
    51,750 Constellation Energy Group, Inc. ...................        2,331,984
    48,263 DTE Energy Co. (c)..................................        1,879,241
    80,675 Dominion Resources, Inc. ...........................        5,405,225
   124,815 Duke Energy Co. ....................................       10,640,479
   109,448 Dynegy, Inc. .......................................        6,135,928
   110,485 Edison International, Inc. .........................        1,726,328
    75,589 Entergy Corp. ......................................        3,198,360
   107,849 Exelon Corp. .......................................        7,572,078
    60,278 FPL Group, Inc. ....................................        4,324,946
    75,191 FirstEnergy Corp. (c)...............................        2,373,216
    42,052 GPU, Inc. ..........................................        1,548,039
    53,999 Niagara Mohawk Holdings, Inc. (b)...................          901,108
   130,454 PG & E Corp. (c)....................................        2,609,080
    49,302 PPL Corp. ..........................................        2,227,834
    29,249 Pinnacle West Capital Corp. ........................        1,392,984
    69,891 Progress Energy, Inc. ..............................        3,437,764
    72,708 Public Service Enterprise Group, Inc. ..............        3,535,427
   100,246 Reliant Energy, Inc. ...............................        4,341,905
   228,905 Southern Co. .......................................        7,611,091
    86,845 TXU Corp. (c).......................................        3,848,319
   115,841 Xcel Energy, Inc. ..................................        3,366,629
                                                                  --------------
                                                                     108,344,840
                                                                  --------------

           ELECTRICAL EQUIPMENT--0.6%
    60,316 American Power Conversion Corp. (b).................          746,410
    32,145 Cooper Industries, Inc. ............................        1,476,661

                See accompanying notes to financial statements.

                                     MSF-30

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           ELECTRICAL EQUIPMENT--(CONTINUED)
    23,708 Eaton Corp. ........................................   $    1,782,545
   144,855 Emerson Electric Co. ...............................       11,416,385
    66,524 Molex, Inc. (c).....................................        2,359,523
    13,828 National Service Industries, Inc. (c)...............          355,207
    26,580 Power-One, Inc. ....................................        1,045,757
    62,772 Rockwell International Corp. .......................        2,989,516
    49,511 Symbol Technologies, Inc. ..........................        1,782,396
    61,413 Thermo Electron Corp. ..............................        1,827,037
    14,323 Thomas & Betts Corp. ...............................          231,854
                                                                  --------------
                                                                      26,013,291
                                                                  --------------

           ELECTRONICS--4.1%
   105,460 Advanced Micro Devices, Inc. (b)....................        1,456,666
   153,622 Agilent Technologies, Inc. (b)......................        8,410,805
   275,064 Applied Materials, Inc. (b).........................       10,504,007
   100,130 Applied Micro Circuits Corp. .......................        7,512,444
   311,469 Corning, Inc. ......................................       16,449,457
   270,091 Honeywell International, Inc. ......................       12,778,680
 2,279,301 Intel Corp. ........................................       68,521,486
   325,651 JDS Uniphase Corp. .................................       13,555,223
    63,400 KLA-Tencor Corp. (b)................................        2,137,769
    95,793 Maxim Integrated Products, Inc. (b).................        4,577,109
    15,603 Millipore Corp. ....................................          982,989
    17,353 PerkinElmer, Inc. ..................................        1,822,065
    51,606 Sanmina Corp. ......................................        3,955,922
    55,487 Scientific-Atlanta, Inc. (b)........................        1,806,795
   215,848 Solectron Corp. (c).................................        7,317,247
    32,078 Tektronix, Inc. (c).................................        1,080,628
                                                                  --------------
                                                                     162,869,292
                                                                  --------------

           FINANCIAL SERVICES--5.1%
   450,301 American Express Co. ...............................       24,738,411
    36,498 Bear Stearns Co., Inc. (c)..........................        1,849,992
    84,597 CIT Group, Inc. (c).................................        1,702,515
    66,538 Capital One Financial Corp. ........................        4,379,032
   469,170 Charles Schwab Corp. ...............................       13,312,699
    39,260 Countrywide Credit Industries, Inc. (c) ............        1,972,815
   235,384 Federal Home Loan Mortgage Corp. ...................       16,212,073
   341,615 Federal National Mortgage Association...............       29,635,101
    82,471 Franklin Resources, Inc. ...........................        3,142,145
    77,115 Hartford Financial Services Group, Inc. ............        5,446,247
   160,180 Household International, Inc. ......................        8,809,900
    80,776 Lehman Brothers Holdings, Inc. .....................        5,462,477
   288,081 MBNA Corp. .........................................       10,640,992
   274,362 Merrill Lynch & Co., Inc. ..........................       18,708,059
    55,651 Moody's Corp. ......................................        1,429,535
   379,561 Morgan Stanley Dean Witter & Co. ...................       30,080,209
    98,003 PNC Financial Services Group, Inc. .................        7,160,344
    96,298 Providian Financial Corp. ..........................        5,537,135
    54,675 State Street Corp. .................................        6,791,182

                                                                      VALUE
 SHARES                                                             (NOTE 1A)
         FINANCIAL SERVICES--(CONTINUED)
  75,196 Stilwell Financial, Inc. .............................   $    2,965,542
  40,998 T. Rowe Price & Associates, Inc. .....................        1,733,447
  55,564 USA Education, Inc. (c)...............................        3,778,352
                                                                  --------------
                                                                     205,488,204
                                                                  --------------

         FOOD & BEVERAGES--3.8%
 305,502 Anheuser Busch Companies, Inc. .......................       13,900,341
 214,409 Archer Daniels Midland Co. ...........................        3,216,135
  23,236 Brown Forman Corp. (Class B)..........................        1,545,194
 141,515 Campbell Soup Co. ....................................        4,899,957
 839,947 Coca Cola Co. ........................................       51,184,270
 141,853 Coca Cola Enterprises, Inc. (c).......................        2,695,207
 181,561 Conagra, Inc. ........................................        4,720,586
  12,706 Adolph Coors Co. (Class B)............................        1,020,451
  96,782 General Mills, Inc. ..................................        4,312,848
 117,822 H.J. Heinz Co. .......................................        5,589,181
  46,365 Hershey Foods Corp. (c)...............................        2,984,747
 136,532 Kellogg Co. ..........................................        3,583,965
 488,861 PepsiCo, Inc. ........................................       24,229,173
  44,961 Quaker Oats Co. ......................................        4,378,077
 282,380 Sara Lee Corp. .......................................        6,935,959
 193,827 Unilever N.V. (ADR) (c)...............................       12,198,987
  38,542 William Wringley Jr. Co. (c)..........................        3,692,805
                                                                  --------------
                                                                     151,087,883
                                                                  --------------

         GAS & PIPELINE UTILITIES--1.1%
  79,454 El Paso Energy Corp. (c)..............................        5,690,893
 252,840 Enron Corp. ..........................................       21,017,325
  46,020 KeySpan Corp. ........................................        1,950,097
  38,785 Kinder Morgan, Inc. (c)...............................        2,024,092
  69,121 NiSource, Inc. .......................................        2,125,471
  16,438 Nicor, Inc. ..........................................          709,916
  10,665 Oneok, Inc. ..........................................          513,253
  12,004 Peoples Energy Corp. (c)..............................          537,179
  69,226 Sempra Energy.........................................        1,609,505
 149,547 Williams Companies, Inc. .............................        5,972,533
                                                                  --------------
                                                                      42,150,264
                                                                  --------------

         HOTELS & RESTAURANTS--0.7%
  41,436 Darden Restaurants, Inc. .............................          947,849
  38,944 Harrah's Entertainment, Inc. (b)......................        1,027,148
 122,293 Hilton Hotels Corp. ..................................        1,284,077
  81,950 Marriott International, Inc. .........................        3,462,387
 444,110 McDonald's Corp. .....................................       15,099,740
  64,000 Starbucks Corp. ......................................        2,834,000
  65,892 Starwood Hotels & Resorts Worldwide, Inc. (Class B)...        2,322,693
  48,633 Tricon Global Restaurants, Inc. (b)...................          604,889
  38,485 Wendy's International, Inc. (c).......................        1,010,231
                                                                  --------------
                                                                      29,593,014
                                                                  --------------

                See accompanying notes to financial statements.

                                     MSF-31

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         HOUSEHOLD APPLIANCES &
          HOME FURNISHINGS--0.3%
  27,723 Black & Decker Corp. (c)...............................   $   1,088,128
  20,275 Centex Corp. (c).......................................         761,580
  51,484 Fortune Brands, Inc. ..................................       1,544,520
  14,173 Kaufman & Broad Home Corp. (b).........................         477,453
  65,523 Leggett & Platt, Inc. .................................       1,240,842
  25,918 Maytag Corp. ..........................................         837,475
  91,153 Newell Rubbermaid, Inc. ...............................       2,073,731
  13,759 Pulte Corp. ...........................................         580,458
  19,528 Tupperware Corp. ......................................         399,103
  22,067 Whirlpool Corp. (c)....................................       1,052,320
                                                                   -------------
                                                                      10,055,610
                                                                   -------------

         HOUSEHOLD PRODUCTS--1.4%
  19,164 Alberto Culver Co. (Class B) (b).......................         820,459
  80,306 Clorox Co. ............................................       2,850,863
 193,478 Colgate Palmolive Co. .................................      12,489,005
  30,064 International Flavours & Fragrances, Inc. .............         610,675
 441,561 Procter & Gamble Co. ..................................      34,634,941
 104,096 Ralston Purina Co. ....................................       2,719,508
                                                                   -------------
                                                                      54,125,451
                                                                   -------------

         INDUSTRIAL MACHINERY--0.8%
   7,968 Briggs & Stratton Corp. (b)(c).........................         353,580
 117,218 Caterpillar, Inc. .....................................       5,545,877
  14,622 Cummins Engine, Inc. (c)...............................         554,722
  48,072 Danaher Corp. .........................................       3,286,923
  78,724 Deere & Co. ...........................................       3,606,543
  68,423 Dover Corp. ...........................................       2,775,408
  59,328 Genuine Parts Co. .....................................       1,553,652
 102,255 Illinois Tool Works, Inc. .............................       6,090,564
  54,633 Ingersoll-Rand Co. ....................................       2,287,757
  25,928 Paccar, Inc. (c).......................................       1,277,764
  40,578 Pall Corp. ............................................         864,819
  39,440 Parker Hannifin Corp. (c)..............................       1,740,290
  29,249 Stanley Works..........................................         912,203
  15,235 Timken Co. ............................................         230,429
  32,774 W.W. Grainger, Inc. ...................................       1,196,251
                                                                   -------------
                                                                      32,276,782
                                                                   -------------

         INSURANCE--4.3%
  89,924 AFLAC, Inc. ...........................................       6,491,389
  47,865 Aetna, Inc. ...........................................       1,965,457
 248,444 Allstate Corp. ........................................      10,822,842
  35,537 Ambac Financial Group, Inc. ...........................       2,072,222
  85,642 American General Corp. ................................       6,979,823
 788,354 American International Group, Inc. ....................      77,702,141
  85,943 Aon Corp. .............................................       2,943,548
  51,988 CIGNA Corp. ...........................................       6,878,012
  59,260 Chubb Corp. ...........................................       5,125,990

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         INSURANCE--(CONTINUED)
  54,253 Cincinnati Financial Corp. ............................   $   2,148,080
 109,277 Conseco, Inc. (c)......................................       1,441,090
  34,945 Jefferson-Pilot Corp. .................................       2,612,139
  64,686 Lincoln National Corp. ................................       3,060,456
  33,945 Loews Corp. ...........................................       3,515,429
  33,308 MBIA, Inc. ............................................       2,468,955
  36,936 MGIC Investment Corp. .................................       2,490,871
  93,166 Marsh & McLennan Companies, Inc. ......................      10,900,422
 259,270 MetLife, Inc. (c)......................................       9,074,450
  25,302 Progressive Corp. .....................................       2,621,920
  42,548 Safeco Corp. ..........................................       1,400,095
  73,727 St. Paul Companies, Inc. ..............................       4,004,298
  43,252 Torchmark, Inc. .......................................       1,662,499
  82,036 UnumProvident Corp. ...................................       2,204,718
                                                                   -------------
                                                                     170,586,846
                                                                   -------------

         INTERNET--0.7%
 791,138 America Online, Inc. (b)...............................      27,531,602
                                                                   -------------

         LEISURE--0.8%
  29,503 Brunswick Corp. .......................................         484,955
 197,074 Carnival Corp. ........................................       6,072,343
 101,661 Eastman Kodak Co. .....................................       4,002,902
  58,158 Hasbro, Inc. ..........................................         617,929
 141,622 Mattel, Inc. ..........................................       2,045,022
 706,911 The Walt Disney Co. ...................................      20,456,237
                                                                   -------------
                                                                      33,679,388
                                                                   -------------

         MINING--0.2%
  24,334 Allegheny Technologies, Inc. (b).......................         386,302
  10,389 Ball Corp. (b)(c)......................................         478,543
  42,617 Freeport-McMoran Copper & Gold, Inc., (Class B) (b)....         364,908
  83,604 Homestake Mining Co. ..................................         350,092
  57,159 Inco, Ltd. ............................................         957,985
  52,237 Newmont Mining Corp....................................         891,294
  25,621 Nucor Corp. ...........................................       1,016,833
  26,445 Phelps Dodge Corp. ....................................       1,475,961
 102,670 Placer Dome, Inc. .....................................         988,199
  20,313 Worthington Industries, Inc. ..........................         163,774
                                                                   -------------
                                                                       7,073,891
                                                                   -------------

         NON-FERROUS METALS--0.1%
 109,463 Alcan Aluminum, Ltd. (c)...............................       3,742,266
 133,870 Barrick Gold Corp. ....................................       2,192,791
                                                                   -------------
                                                                       5,935,057
                                                                   -------------

         PAPER & FOREST--0.8%
  20,168 Boise Cascade Corp. (c)................................         678,149
  76,185 Georgia-Pacific Corp. (c)..............................       2,371,258


                See accompanying notes to financial statements.

                                     MSF-32

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            PAPER & FOREST--(CONTINUED)
    163,943 International Paper Co. ...........................   $    6,690,924
    180,825 Kimberly-Clark Corp. ..............................       12,782,519
     33,234 Louisiana-Pacific Corp. ...........................          336,494
     34,782 Mead Corp. ........................................        1,091,285
     10,085 Potlatch Corp. ....................................          338,478
     17,290 Temple-Inland, Inc. ...............................          927,176
     34,895 Westvaco Corp. ....................................        1,018,498
     74,936 Weyerhaeuser Co. (c)...............................        3,803,002
     37,033 Willamette Industries, Inc. .......................        1,738,237
                                                                  --------------
                                                                      31,776,020
                                                                  --------------

            PETROLEUM SERVICES--0.3%
    112,188 Baker Hughes, Inc. ................................        4,662,814
     49,520 Nabors Industries, Inc. ...........................        2,929,108
     70,626 Transocean Sedco Forex, Inc. ......................        3,248,796
                                                                  --------------
                                                                      10,840,718
                                                                  --------------

            PUBLISHING--0.2%
     21,010 American Greetings Corp. ..........................          198,282
     29,635 Dow Jones & Co., Inc. .............................        1,678,082
     25,209 Harcourt General, Inc. ............................        1,441,955
     66,506 McGraw-Hill Cos, Inc. .............................        3,898,914
     55,085 New York Times Co. ................................        2,206,843
                                                                  --------------
                                                                       9,424,076
                                                                  --------------

            RAILROADS & EQUIPMENT--0.3%
    133,711 Burlington Northern Santa Fe Corp. ................        3,785,693
     74,182 CSX Corp. .........................................        1,924,095
    129,184 Norfolk Southern Corp. ............................        1,719,762
     84,052 Union Pacific Corp. ...............................        4,265,639
                                                                  --------------
                                                                      11,695,189
                                                                  --------------

            RETAIL--6.0%
    143,508 Albertson's, Inc. .................................        3,802,962
     43,223 Autozone, Inc. ....................................        1,231,856
     95,856 Bed Bath & Beyond, Inc. (b)........................        2,147,773
     70,661 Best Buy Co., Inc. (b).............................        2,088,916
    132,479 CVS Corp. .........................................        7,940,460
     62,442 Circuit City Stores, Inc. .........................          718,083
     37,745 Consolidated Stores Corp. (b)......................          401,041
    151,242 Costco Wholesale Corp. (b).........................        6,044,954
     30,358 Dillard's, Inc. ...................................          358,604
    108,801 Dollar General Corp. ..............................        2,053,619
     68,187 Federated Department Stores, Inc. .................        2,386,545
    785,347 Home Depot, Inc. ..................................       35,880,541
     88,421 J.C. Penney, Inc. .................................          961,578
    162,806 Kmart Corp. (b)....................................          864,907
    112,690 Kohl's Corp. ......................................        6,874,090
     12,810 Long's Drug Stores Corp. ..........................          309,041

                                                                       VALUE
  SHARES                                                             (NOTE 1A)

           RETAIL--(CONTINUED)
   129,773 Lowe's Cos., Inc. ...................................   $   5,774,898
   100,195 May Department Stores Co. ...........................       3,281,386
    39,360 Nordstrom, Inc. .....................................         715,860
    91,677 Office Depot, Inc. (b)(c)............................           3,199
    62,509 Radioshack Corp. ....................................       2,676,167
   169,863 Safeway, Inc. (b)....................................      10,616,437
   113,180 Sears Roebuck & Co. .................................       3,933,005
    54,994 Sherwin-Williams Co. ................................       1,447,030
   148,326 Staples, Inc. .......................................       1,756,736
    38,621 Supervalu, Inc. .....................................         535,866
   227,662 Sysco Corp. .........................................       6,829,860
    95,262 TJX Companies, Inc. (c)..............................       2,643,520
   303,359 Target Corp. ........................................       9,783,328
   288,272 The Gap, Inc. .......................................       7,350,936
   277,318 The Kroger Co. (b)...................................       7,504,918
   141,929 The Limited, Inc. ...................................       2,421,664
    49,582 Tiffany & Co. (c)....................................       1,568,031
    69,191 Toys "R" Us, Inc. (b)(c).............................       1,154,625
 1,512,760 Wal-Mart Stores, Inc. ...............................      80,365,375
   342,496 Walgreen Co. ........................................      14,320,614
    43,603 Winn-Dixie Stores, Inc. (c)..........................         844,808
                                                                   -------------
                                                                     240,243,233
                                                                   -------------

           SOFTWARE--4.9%
    81,204 Adobe Systems, Inc. .................................       4,725,058
    79,318 BMC Software, Inc. (b)...............................       1,110,452
    91,080 Broadvision, Inc. (c)................................       1,075,882
   196,631 Computer Associates International, Inc. .............       3,834,304
    57,846 Computer Sciences Corp. (b)..........................       3,477,991
   113,148 Compuware Corp. (b)..................................         708,943
    55,761 Comverse Technology, Inc. ...........................       6,058,781
    70,516 Intuit, Inc. (b).....................................       2,778,771
    27,619 Mercury Interactive Corp. (b)(c).....................       2,491,752
 1,805,944 Microsoft Corp. (b)..................................      78,389,257
   110,137 Novell, Inc. (b).....................................         573,057
 1,895,731 Oracle Corp. ........................................      55,094,682
    86,420 Parametric Technology Corp. (b)......................       1,163,969
    96,675 Peoplesoft, Inc. ....................................       3,589,059
    41,087 Sapient Corp. (b)(c).................................         489,192
   145,477 Siebel Systems, Inc. (b).............................       9,833,336
   106,010 Unisys Corp. ........................................       1,550,396
   132,067 Veritas Software Corp. (b)...........................      11,559,990
   189,341 YAHOO!, Inc. (c).....................................       5,686,147
                                                                   -------------
                                                                     194,191,019
                                                                   -------------

           STEEL--0.0%
    30,075 USX-U.S. Steel Group.................................         541,350
                                                                   -------------

           TECHNOLOGY--0.0%
    94,251 Avaya, Inc. .........................................         971,963
                                                                   -------------

                See accompanying notes to financial statements.

                                     MSF-33

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

OPEN FUTURES CONTRACTS

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           TELEPHONE--4.6%
 1,270,322 AT&T Corp. .........................................   $   21,992,450
   632,675 BellSouth Corp. ....................................       25,900,133
    48,411 Centurytel, Inc. ...................................        1,730,693
   299,949 Global Crossing, Ltd. ..............................        4,293,020
 1,049,036 Nortel Networks Corp., .............................       33,634,717
   560,884 Qwest Communications International, Inc. (b)........       22,996,244
   297,799 Sprint Corp. (FON Group)............................        6,049,042
   315,026 Sprint Corp. (PCS Group) (b)(c).....................        6,438,344
   914,124 Verizon Communications..............................       45,820,465
   972,683 Worldcom, Inc. .....................................       13,678,355
                                                                  --------------
                                                                     182,533,463
                                                                  --------------

           TOBACCO--0.9%
   753,061 Philip Morris Companies, Inc. ......................       33,134,684
    55,284 UST, Inc. (c).......................................        1,551,407
                                                                  --------------
                                                                      34,686,091
                                                                  --------------

           TRUCKING & FREIGHT FORWARDING--0.1%
    96,608 FedEx Corp. ........................................        3,860,456
                                                                  --------------
           Total Common Stocks
            (Identified Cost $2,860,710,894)...................    3,974,742,482
                                                                  --------------

SHORT TERM INVESTMENTS--0.3%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             DISCOUNT NOTE--0.3%
 $13,800,000 Federal Home Loan Mortgage
              5.270%, 01/02/01.................................   $   13,797,980
                                                                  --------------
             Total Short Term Investment
              (Identified Cost $13,797,980)....................       13,797,980
                                                                  --------------
             Total Investments--99.7%
              (Identified Cost $2,874,508,874) (a).............    3,988,540,462
             Other assets less liabilities.....................       11,363,013
                                                                  --------------
             TOTAL NET ASSETS--100%............................   $3,999,903,475
                                                                  ==============

                                                                    UNREALIZED
               NUMBER OF EXPIRATION  CONTRACT    VALUATION AS OF   APPRECIATION
PURCHASED      CONTRACTS    DATE      AMOUNT    DECEMBER 31, 2000 (DEPRECIATION)
S&P Index 500      49     3/31/01   $16,799,118    $16,353,750      $(445,368)

(a)  Federal Tax Information:
     At December 31, 2000 the net unrealized appreciation on investments based on cost of $2,892,605,351 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost......... $1,391,987,743
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value.........   (296,052,632)
                                                                --------------
   Net unrealized appreciation................................. $1,095,935,111
                                                                ==============

(b)  Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $88,792,292 with collateral backing valued at $92,904,830.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-34

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value...............................             $3,988,540,462
 Cash...............................................                     41,139
 Receivable for:
 Securities sold....................................                    320,751
 Fund shares sold...................................                 16,229,496
 Dividends and interest.............................                  3,358,601
 Foreign taxes......................................                      8,189
 Collateral for securities loaned...................                 92,904,830
 Prepaid expense....................................                      2,306
                                                                 --------------
  Total Assets......................................              4,101,405,774
                                                                 --------------
LIABILITIES
 Payable for:
 Fund shares redeemed...............................  $    2,489
 Securities purchased...............................   7,512,444
 Futures variation margin...........................     132,312
 Return of collateral for securities loaned.........  92,904,830
 Accrued expenses:
 Management fees....................................     846,022
 Other expenses.....................................     104,202
                                                      ----------
  Total Liabilities.................................                101,502,299
                                                                 --------------
NET ASSETS..........................................             $3,999,903,475
                                                                 ==============
Net assets consist of:
 Capital paid in....................................             $2,902,107,541
 Accumulated net realized gains (losses)............                (15,790,286)
 Unrealized appreciation (depreciation) on
  investments and
  futures contracts.................................              1,113,586,220
                                                                 --------------
NET ASSETS..........................................             $3,999,903,475
                                                                 ==============
Computation of offering price:
Net asset value and redemption price per share
 ($3,999,903,475 divided by 113,443,587 shares of
 beneficial interest)...............................             $        35.26
                                                                 ==============
Identified cost of investments......................             $2,874,508,874
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.....................................                $  48,043,469(a)
 Interest......................................                    1,160,496(b)
                                                               -------------
                                                                  49,203,965
                                                               -------------
EXPENSES
 Management fees...............................  $ 10,575,467
 Directors' fees and expenses..................        11,208
 Custodian.....................................       558,632
 Audit and tax services........................        75,442
 Legal.........................................         5,235
 Printing......................................       672,049
 Insurance.....................................         2,306
 Miscellaneous.................................         1,608
                                                 ------------
  Total expenses...............................                   11,901,947
                                                               -------------
NET INVESTMENT INCOME..........................                   37,302,018
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..............................    98,296,792
 Futures transactions--net.....................    (1,589,110)    96,707,682
                                                 ------------
Unrealized appreciation (depreciation) on:
 Investments--net..............................  (541,043,655)
 Futures transactions--net.....................      (445,368)  (541,489,023)
                                                 ------------  -------------
Net gain (loss)................................                 (444,781,341)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS....................................                $(407,479,323)
                                                               =============

(a)  Net of foreign taxes of $226,729.
(b)  Income on securities loaned $137,087.

                See accompanying notes to financial statements.

                                     MSF-35

METROPOLITAN SERIES FUND, INC.
METLIFE STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income......................... $   37,302,018  $   36,742,763
 Net realized gain (loss)......................     96,707,682     147,959,282
 Unrealized appreciation (depreciation)........   (541,489,023)    512,149,628
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................   (407,479,323)    696,851,673
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.........................    (37,803,271)    (36,445,007)
 Net realized gain.............................   (135,628,617)   (165,295,909)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................   (173,431,888)   (201,740,916)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................    467,844,625     599,349,717
 Reinvestment of distributions.................    173,431,888     201,740,916
 Cost of shares redeemed.......................   (265,663,514)   (202,918,687)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................    375,612,999     598,171,946
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (205,298,212)  1,093,282,703
NET ASSETS
 Beginning of the year.........................  4,205,201,687   3,111,918,984
                                                --------------  --------------
 End of the year............................... $3,999,903,475  $4,205,201,687
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year............................... $            0  $      220,182
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares................     11,848,663      15,838,997
 Issued in reinvestment of distributions.......      4,725,501       5,138,477
 Redeemed......................................     (6,738,929)     (5,329,460)
                                                --------------  --------------
 Net change....................................      9,835,235      15,648,014
                                                ==============  ==============

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED DECEMBER 31,
                            ----------------------------------------------------------
                               2000        1999        1998        1997        1996
                            ----------  ----------  ----------  ----------  ----------
Net asset value, beginning
 of year..................  $    40.59  $    35.38  $    28.78  $    22.23  $    18.56
                            ----------  ----------  ----------  ----------  ----------
Income from investment
 operations
 Net investment income....        0.34        0.37        0.37        0.34        0.33
 Net realized and
  unrealized gain (loss)
  on investments..........       (4.07)       6.89        7.75        6.79        3.88
                            ----------  ----------  ----------  ----------  ----------
 Total from investment
  operations..............       (3.73)       7.26        8.12        7.13        4.21
                            ----------  ----------  ----------  ----------  ----------
Less distributions
 Distributions from net
  investment income.......       (0.35)      (0.36)      (0.36)      (0.34)      (0.33)
 Distributions from net
  realized capital gains..       (1.25)      (1.69)      (1.16)      (0.24)      (0.21)
                            ----------  ----------  ----------  ----------  ----------
 Total distributions......       (1.60)      (2.05)      (1.52)      (0.58)      (0.54)
                            ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 year.....................  $    35.26  $    40.59  $    35.38  $    28.78  $    22.23
                            ==========  ==========  ==========  ==========  ==========
 TOTAL RETURN (%).........        (9.3)       20.8        28.2        32.2        22.7
Ratio of operating
 expenses to average net
 assets (%)...............        0.28        0.29        0.30        0.33        0.30
Ratio of net investment
 income to average net
 assets (%)...............        0.88        1.01        1.21        1.47        1.91
Portfolio turnover rate
 (%)......................           7           9          15          11          11
Net assets, end of year
 (000)......................$3,999,903  $4,205,202  $3,111,919  $2,020,480  $1,122,297

                See accompanying notes to financial statements.

                                     MSF-36

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--96.8% OF TOTAL NET ASSETS

                                                                     VALUE (NOTE
  SHARES                                                                 1A)
           AUSTRALIA--0.3%
    52,800 AMP, Ltd. .............................................   $   593,997
    29,800 Rio Tinto, Ltd. .......................................       488,043
                                                                     -----------
                                                                       1,082,040
                                                                     -----------

           BELGIUM--0.6%
     5,800 Dexia S.A. ............................................     1,053,839
    53,581 Fortis (b).............................................     1,740,814
                                                                     -----------
                                                                       2,794,653
                                                                     -----------

           CANADA--4.5%
 1,100,000 Ashurst Technology, Ltd. (d)...........................             0
    89,526 BCE, Inc. .............................................     2,583,801
    91,161 BCE, Inc. (c)..........................................     2,637,971
   102,871 Bank of Nova Scotia....................................     2,962,092
   282,330 Isleinvest, Ltd. (d)...................................             0
    93,600 Nortel Networks Corp. .................................     3,010,198
   143,500 Sun Life Financial Services, Inc. (b)..................     3,825,902
    68,594 Suncor Energy, Inc. ...................................     1,751,083
    83,350 Toronto Dominion Bank..................................     2,413,889
                                                                     -----------
                                                                      19,184,936
                                                                     -----------

           DENMARK--0.1%
    19,300 Den Danske Bank .......................................       347,474
                                                                     -----------

           FINLAND--3.7%
   302,378 Nokia AB Oyj...........................................    13,486,811
   191,729 Stora Enso Oyj.........................................     2,268,422
                                                                     -----------
                                                                      15,755,233
                                                                     -----------

           FRANCE--13.0%
    12,779 AXA S.A. (c)...........................................     1,847,920
   138,225 Aventis S.A. ..........................................    12,135,668
     9,880 Bouygues S.A. (b)......................................       447,631
    18,946 Groupe Danone .........................................     2,857,120
   186,220 Havas Advertising (c)..................................     2,692,852
    41,909 Lafarge S.A. ..........................................     3,514,182
    51,470 Publicis S.A. .........................................     1,739,408
   134,834 Sanofi-Synthelabo S.A. ................................     8,989,246
    57,050 Television Francaise 1 S.A. ...........................     3,080,271
   127,005 Total Fina S.A. .......................................    18,890,414
                                                                     -----------
                                                                      56,194,712
                                                                     -----------

           GERMANY--6.3%
    12,301 Allianz Holding AG.....................................     4,604,084
   168,194 Bayerische Motoren Werke AG............................     5,511,901
    43,411 Bayerishe Hypo-und Vereinsbank AG......................     2,458,004
    60,800 Deutsche Post AG.......................................     1,307,959
    17,000 Lufthansa AG...........................................       438,184
    39,914 Metro AG (c)...........................................     1,866,466
    16,060 Muenchener Ruckverssicherungs AG.......................     5,746,513
                                                                     VALUE (NOTE
  SHARES                                                                 1A)
           GERMANY--(CONTINUED)
    34,632 ProSieben Sat.1 Media AG (c)...........................   $ 1,030,866
    13,172 SAP AG.................................................     1,531,221
    20,299 SAP AG (Non-Voting)....................................     2,855,301
                                                                     -----------
                                                                      27,350,499
                                                                     -----------

           HONG KONG--2.4%
   493,300 Cheung Kong Holdings, Ltd. ............................     6,308,791
   356,900 China Mobile, Ltd. (c).................................     1,949,298
   430,700 Hong Kong & China Gas Co., Ltd. .......................       635,031
   412,000 Hong Kong Electric Co., Ltd ...........................     1,521,289
    73,000 MTR Corp. .............................................       128,223
                                                                     -----------
                                                                      10,542,632
                                                                     -----------

           IRELAND--1.8%
   246,252 CRH, Plc. .............................................     4,582,990
    63,120 Elan Corp. (b).........................................     3,070,168
                                                                     -----------
                                                                       7,653,158
                                                                     -----------

           ITALY--3.9%
    66,030 Banca Commerciale Italiana S.p.A (c)...................       452,616
   869,829 Banca Intesa SpA (c)...................................     4,181,858
    59,700 Bulgari (c)............................................       734,363
 1,529,620 ENI SpA (b)(c).........................................     9,766,927
   122,752 Mediaset SpA (c).......................................     1,465,007
                                                                     -----------
                                                                      16,600,771
                                                                     -----------

           JAPAN--10.1%
     6,000 Acom Co., Ltd. (c).....................................       442,442
     4,300 Aiful Corp. ...........................................       350,936
    10,700 Asatsu, Inc. ..........................................       257,392
    77,000 Eisai Co. (c)..........................................     2,694,192
     3,400 Fast Retailing Co., Ltd. ..............................       665,605
       145 Fuji Television Network, Inc. .........................     1,009,622
    38,000 Fujisawa Pharmaceutical Co. (c)........................     1,256,473
    50,000 Honda Motor Co. .......................................     1,863,191
     7,400 Murata Manufactoring Co. ..............................       867,390
    65,000 NEC Corp. .............................................     1,188,331
       171 NTT, Corp. ............................................     2,946,729
   913,000 Nikko Securities, Ltd. ................................     7,067,923
    13,200 Nintendo Co. ..........................................     2,077,222
     1,171 Nippon Telegraph & Telephone Corp......................     8,430,135
     5,470 Nippon Television Network Corp. .......................     1,851,723
    50,000 Sankyo Co. ............................................     1,198,390
    45,000 Shionogi & Co. ........................................       917,162
   122,000 Shiseido Co. (c).......................................     1,360,654
    48,900 Sony Corp. ............................................     3,379,199
   189,000 Sumitomo Corp. ........................................     1,358,975
    41,000 Takeda Chemical Industries, Ltd. ......................     2,424,423
     1,700 Takefuji Corp. ........................................       107,068
                                                                     -----------
                                                                      43,715,177
                                                                     -----------

                See accompanying notes to financial statements.
                                     MSF-37

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                   VALUE (NOTE
  SHARES                                                               1A)
           NETHERLANDS--8.7%
    51,120 AEGON NV.............................................   $  2,114,954
     4,400 ASM Lithography Holding NV (b).......................         99,943
   129,916 Akzo Nobel NV........................................      6,977,891
   101,251 Fortis NV............................................      3,289,583
    40,403 Gucci Group NV (c)...................................      3,575,666
   206,805 ING Groep NV.........................................     16,521,672
    91,158 Koninklijke Philips Electronics NV...................      3,340,008
    60,902 Wolters Kluwer NV....................................      1,660,709
                                                                   ------------
                                                                     37,580,426
                                                                   ------------

           SINGAPORE--1.2%
   555,000 Chartered Semiconductor Manufactoring, Ltd. .........      1,518,880
   166,586 DBS Group Holdings, Inc. ............................      1,885,153
   117,850 Overseas-Chinese Banking Corp. ......................        877,751
    47,000 Singapore Press Holdings, Ltd. ......................        694,688
    23,000 Venture Manufactoring, Ltd. .........................        154,042
                                                                   ------------
                                                                      5,130,514
                                                                   ------------

           SPAIN--1.3%
    31,426 Banco Popular Espanol S.A. ..........................      1,094,784
   143,159 Iberdrola S.A. (c)...................................      1,794,591
   173,485 Telefonica S.A. (b)(c)...............................      2,867,082
                                                                   ------------
                                                                      5,756,457
                                                                   ------------

           SWEDEN--2.5%
   415,643 Investor AB..........................................      6,208,885
    96,831 Sandvik AB...........................................      2,328,704
   125,036 Svenska Handelsbanken................................      2,139,349
                                                                   ------------
                                                                     10,676,938
                                                                   ------------

           SWITZERLAND--8.1%
        20 Adecco S.A. .........................................         12,586
       809 Julius Baer Holding Beare ...........................      4,427,065
     3,678 Nestle S.A. .........................................      8,577,235
     1,907 Richemont Cie Finance AG.............................      5,100,157
     1,169 Schweizerische Rueckversicherungs-Geselschaft........      2,801,878
     5,239 Serono S.A. .........................................      5,042,162
     2,036 Swatch Group.........................................      2,543,587
     3,017 Swatch Group.........................................        787,335
       255 Syngenta AG..........................................         13,687
     9,526 Zurich Financial Services AG.........................      5,741,811
                                                                   ------------
                                                                     35,047,503
                                                                   ------------

           UNITED KINGDOM--22.7%
   254,486 Aegis Group, Plc. ...................................        525,136
   108,930 Arm Holdings, Plc. (b)...............................        824,188
   170,862 AstraZeneca Group, Plc. .............................      8,622,787
                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           UNITED KINGDOM--(CONTINUED)
   183,300 BAE Systems, Inc. ...................................   $  1,047,018
   277,254 BOC Group, Plc. .....................................      4,216,258
   911,097 BP Amoco, Plc. ......................................      7,356,763
     9,200 Barclays, Plc. ......................................        285,040
   229,421 Cable & Wireless.....................................      3,097,771
   392,195 Carlton Communications, Plc. ........................      3,583,205
   158,761 Chubb, Plc. .........................................        375,085
    14,724 Diageo, Plc. ........................................        165,126
    69,780 EMAP, Plc. ..........................................        890,038
   117,507 EMI Group, Plc. .....................................        966,395
   139,723 Glaxo Smithkline, Plc. ..............................      3,948,736
   645,042 Granada Compass, Plc. ...............................      7,026,612
    70,875 Granada Media, Plc. .................................        450,413
    89,400 Imperial Chemical Industries, Plc. ..................        737,913
   332,900 Invensys, Plc........................................        779,034
   123,261 Kidde, Plc. .........................................        132,705
   293,100 Misys, Plc. .........................................      2,892,599
    73,022 Rio Tinto, Ltd. .....................................      1,286,256
   144,091 Royal Bank Scotland Group, Plc. .....................      3,408,566
   481,600 Scottish Power, Plc. ................................      3,809,523
 1,688,594 Shell Transportation & Trading Co. ..................     13,862,003
    48,600 Smith & Nephew.......................................        225,282
   131,077 Smiths Industries, Plc. .............................      1,583,676
   967,367 Tesco, Plc. .........................................      3,945,340
   109,400 United News & Media, Plc. ...........................      1,374,121
 4,478,927 Vodafone AirTouch, Plc. .............................     16,441,972
   298,557 WPP Group, Plc. .....................................      3,892,890
                                                                   ------------
                                                                     97,752,451
                                                                   ------------

           UNITED STATES--5.6%
    46,300 Companhia de Bebidas das Americas (c) (ADR) .........      1,192,225
    30,962 Grupo Television S.A. (c)(ADR) ......................      1,391,355
   192,300 Korea Electric Power Corp. (ADR) ....................      1,971,075
    57,750 Korea Telecom (c)(ADR) ..............................      1,790,250
    90,039 News Corp., Ltd. (c)(ADR) ...........................      2,903,758
    69,500 Petroleo Brasileiro S.A. (c)(ADR) ...................      1,754,875
    52,600 Pohang Iron & Steel, Ltd. (ADR) .....................        818,588
    57,810 Samsung Electronics, Ltd. (ADR) .....................      4,133,415
    28,016 Telefonos de Mexico S.A. (c)(ADR) ...................      1,264,222
   102,808 Vivendi Universal (c)(ADR) ..........................      6,714,647
                                                                   ------------
                                                                     23,934,410
                                                                   ------------
           Total Common Stocks
            (Identified Cost $415,592,440)......................    417,100,215
                                                                   ------------


                See accompanying notes to financial statements.

                                     MSF-38

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENT--3.5%

                                                                      VALUE
 FACE AMOUNT                                                        (NOTE 1A)
             COMMERCIAL PAPER--3.5%
 $15,111,000 American General Corp.
              6.40%, 01/02/01 ..................................   $ 15,108,314
                                                                   ------------
             Total Short Term Investment
              (Identified Cost $15,108,314).....................     15,108,314
                                                                   ------------
             Total Investments--100.3%
              (Identified Cost $430,700,754) (a)................    432,208,298
                                                                   ------------
             Other assets less liabilities......................     (3,689,444)
                                                                   ------------
             TOTAL NET ASSETS--100%.............................   $428,518,854
                                                                   ============

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized depreciation on investments based on cost of $434,849,539 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 38,643,411
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (41,284,652)
                                                                   ------------
   Net unrealized depreciation...................................  $ (2,641,241)
                                                                   ============

(b) Non-income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $24,254,849 with collateral backing valued at $25,186,371.
(d) Illiquid Security.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                                   PERCENTAGE
                                       OF
TEN LARGEST INDUSTRY HOLDINGS AT   TOTAL NET
DECEMBER 31, 2000 (UNAUDITED)        ASSETS
1. Communication Services            16.6%
2. Domestic Oil                       12.6
3. Drugs & Health Care                11.7
4. Financial Services                 9.4
5. Banks                              6.3
6. Insurance                          5.4
7. Computers & Business Equipment     5.3
8. Food & Beverages                   3.0
9. Chemicals                          2.8
10. Electric Utilities                2.1

                See accompanying notes to financial statements.

                                     MSF-39

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value..................................             $432,208,298
 Cash..................................................                   51,503
 Foreign cash at value (Identified cost $13,083).......                   13,314
 Receivable for:
 Securities sold.......................................                  107,572
 Fund shares sold......................................                  289,291
 Open forward currency contracts--net..................                    9,693
 Dividends and interest................................                  393,416
 Foreign taxes.........................................                  332,785
 Miscellaneous.........................................                   25,454
 Collateral for securities loaned......................               25,186,371
                                                                    ------------
  Total Assets.........................................              458,617,697
                                                                    ------------
LIABILITIES
 Payable for:
 Fund shares redeemed..................................  $2,474,008
 Securities purchased..................................   1,962,027
 Withholding taxes.....................................      47,964
 Miscellaneous.........................................         936
 Return of collateral for securities loaned............  25,186,371
 Accrued expenses:
 Management fees.......................................     312,383
 Other expenses........................................     115,154
                                                         ---------- ------------
  Total Liabilities....................................               30,098,843
                                                                    ------------
NET ASSETS.............................................             $428,518,854
                                                                    ============
Net assets consist of:
 Capital paid in.......................................             $417,565,688
 Undistributed net investment income...................                  531,284
 Accumulated net realized gains (losses)...............                8,917,629
 Unrealized appreciation (depreciation) on investments
  and foreign currency.................................                1,504,253
                                                                    ------------
NET ASSETS.............................................             $428,518,854
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($428,518,854 divided by 34,592,276 shares of
 beneficial interest)..................................             $      12.39
                                                                    ============
Identified cost of investments.........................             $430,700,754
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................              $  3,430,149(a)
 Interest.........................................                 1,071,575(b)
                                                                ------------
                                                                   4,501,724
                                                                ------------
EXPENSES
 Management fees.................................. $ 2,861,103
 Directors' fees and expenses.....................      11,208
 Custodian........................................     712,396
 Audit and tax services...........................       8,822
 Legal............................................       2,322
 Printing.........................................      72,150
 Insurance........................................       2,306
 Miscellaneous....................................       1,109
                                                   -----------
 Total Expense....................................                 3,671,416
                                                                ------------
NET INVESTMENT INCOME.............................                   830,308
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................  23,775,165
 Foreign currency transactions--net............... (10,814,465)   12,960,700
                                                   -----------
Unrealized appreciation (depreciation) on:
 Investments--net................................. (41,888,623)
 Foreign currency transactions--net...............     755,602   (41,133,021)
                                                   -----------  ------------
Net gain (loss)...................................               (28,172,321)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................              $(27,342,013)
                                                                ============

(a) Net of foreign taxes of $582,867.
(b) Income on securites loaned $122,512.

                See accompanying notes to financial statements.

                                     MSF-40

METROPOLITAN SERIES FUND, INC.
PUTNAM INTERNATIONAL STOCK PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $    830,308  $  2,842,016
 Net realized gain (loss)..........................   12,960,700    28,498,609
 Unrealized appreciation (depreciation)............  (41,133,021)   16,194,009
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  (27,342,013)   47,534,634
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net Investment Income.............................   (2,075,007)   (2,609,425)
 Net realized gain.................................            0   (47,327,635)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (2,075,007)  (49,937,060)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................  695,948,436   238,693,156
 Proceeds from Substitution........................   98,173,123           --
 Reinvestment of distributions.....................    2,075,007    49,937,060
 Cost of shares redeemed........................... (656,091,563) (265,777,831)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................  140,105,003    22,852,385
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........  110,687,983    20,449,959
NET ASSETS
 Beginning of the year.............................  317,830,871   297,380,912
                                                    ------------  ------------
 End of the year................................... $428,518,854  $317,830,871
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $    531,284  $  1,750,852
                                                    ============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares....................   53,163,297    16,814,485
 Issued from Substitution..........................    8,251,275           --
 Issued in reinvestment of distributions...........      159,985     3,670,493
 Redeemed..........................................  (49,894,098)  (18,600,613)
                                                    ------------  ------------
 Net change........................................   11,680,459     1,884,365
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                         YEAR ENDED DECEMBER 31,
                               ------------------------------------------------
                                 2000      1999      1998      1997      1996
                               --------  --------  --------  --------  --------
Net asset value, beginning of
 year........................  $  13.87  $  14.14  $  11.67  $  11.95  $  12.29
                               --------  --------  --------  --------  --------
Income from investment
 operations
 Net investment income.......      0.02      0.13      0.13      0.10      0.07
 Net realized and unrealized
  gain (loss) on investments.     (1.42)     2.05      2.50     (0.38)    (0.28)
                               --------  --------  --------  --------  --------
 Total from investment
  operations.................     (1.40)     2.18      2.63     (0.28)    (0.21)
                               --------  --------  --------  --------  --------
Less distributions
 Distributions from net
  investment income..........     (0.08)    (0.13)    (0.16)     0.00      0.00
 Distributions from net
  realized capital gains.....      0.00     (2.32)     0.00      0.00     (0.13)
                               --------  --------  --------  --------  --------
 Total distributions.........     (0.08)    (2.45)    (0.16)     0.00     (0.13)
                               --------  --------  --------  --------  --------
Net asset value, end of year.  $  12.39  $  13.87  $  14.14  $  11.67  $  11.95
                               ========  ========  ========  ========  ========
 TOTAL RETURN (%)............     (10.1)     16.4      22.6      (2.3)     (1.8)
Ratio of operating expenses
 to average net assets (%)...      1.09      0.97      1.02      1.03      0.97
Ratio of net investment
 income to average net assets
 (%).........................      0.25      0.95      0.87      0.77      0.56
Portfolio turnover rate (%)..       166        87       156       182       117
Net assets, end of year
 (000).......................  $428,519  $317,831  $297,381  $267,089  $303,826

                See accompanying notes to financial statements.

                                     MSF-41

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--58.9% OF TOTAL NET ASSETS

    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)
            APPAREL & TEXTILES--0.4%
 $  150,000 Burlington Industries, Inc. 7.250%, 09/15/05...........   $  55,500
    300,000 Phillips Van Heusen Corp. 7.750%, 11/15/23.............     217,500
                                                                      ---------
                                                                        273,000
                                                                      ---------

            AUTOMOBILES--0.3%
    250,000 Hyundai Motor Co. (144A) 7.600%, 07/15/07..............     218,540
                                                                      ---------

            BANKS--0.8%
    700,000 Siam Commercial Bank, Ltd. (144A) 7.500%, 03/15/06.....     588,000
                                                                      ---------

            BROADCASTING--1.1%
  1,300,000 Charter Communications Holdings 0/9.920%, 04/01/11 (d).     754,000
                                                                      ---------

            CHEMICALS--0.7%
    487,000 Arco Chemical Co. 9.800%, 02/01/20.....................     457,780
                                                                      ---------

            COMMUNICATION SERVICES--0.4%
    250,000 Cablevision S.A. 13.750%, 04/30/07.....................     186,250
    235,000 Telewest Communications 0/9.250%, 04/15/09 (d).........     110,450
                                                                      ---------
                                                                        296,700
                                                                      ---------

            COMMUNICATIONS--3.0%
  1,100,000 Fox Family Worldwide, Inc. 0/10.250%, 11/01/07 (d).....     885,500
    200,000 Nextel Communications, Inc. 0/9.500%, 02/15/08 (d).....     144,000
    300,000 Nextel International, Inc. (144A) 12.750%, 08/01/10....     240,000
    415,000 RCN Corp. 0/11.000%, 07/01/08 (d)......................     124,500
    700,000 RCN Corp. (Series B)
             0/11.125%, 10/15/07 (d)...............................     252,000
  1,420,000 RCN Corp. (Series B)
             0/9.800%, 02/15/08 (d)................................     454,400
                                                                      ---------
                                                                      2,100,400
                                                                      ---------

            COMPUTERS & BUSINESS EQUIPMENT--0.3%
    200,000 Xerox Capital Europe, Plc.
             5.875%, 05/15/04 (c)..................................     113,000
    150,000 Xerox Corp. 7.150%, 08/01/04 (c).......................      84,000
                                                                      ---------
                                                                        197,000
                                                                      ---------

            DOMESTIC OIL--3.9%
    450,000 Clark Refining & Marketing, Inc. 8.375%, 11/15/07......     337,500

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)
            DOMESTIC OIL--(CONTINUED)
 $  250,000 Clark Refining & Marketing, Inc. 8.625%, 08/15/08....   $  195,000
    250,000 Ocean Energy Inc. 8.250%, 07/01/18...................      247,398
    500,000 Pioneer Natural Resources Co.
             6.500%, 01/15/08....................................      440,625
  1,510,000 Pioneer Natural Resources Co. 7.200%, 01/15/28.......    1,202,337
    300,000 R & B Falcon Corp. 7.375%, 04/15/18..................      273,000
                                                                    ----------
                                                                     2,695,860
                                                                    ----------

            DRUGS & HEALTH CARE--1.3%
    500,000 Columbia/HCA Healthcare Corp. 7.690%, 06/15/25.......      441,875
    300,000 Columbia/HCA Healthcare Corp. 7.050%, 12/01/27.......      240,750
    250,000 Columbia/HCA Healthcare Corp. 7.750%, 07/15/36.......      214,002
                                                                    ----------
                                                                       896,627
                                                                    ----------

            ELECTRIC UTILITIES--4.1%
    300,000 AES Corp 8.375%, 08/15/07............................      288,375
    500,000 AES Corp. 8.875%, 11/01/27...........................      445,000
    410,116 Korea Electric Power Corp. 7.400%, 04/01/16..........      393,908
    500,000 Quezon Power Philippines Co. 8.860%, 06/15/17........      350,000
    250,000 Seagull Energy Corp. 7.500%, 09/15/27................      224,590
  1,350,000 Tenaga Nasional Berhad (144A) 7.500%, 11/01/25.......    1,137,293
                                                                    ----------
                                                                     2,839,166
                                                                    ----------

            ELECTRICAL EQUIPMENT--1.6%
  1,350,000 Espirito Santo-Escelsa 10.000%, 07/15/07.............    1,080,000
                                                                    ----------

            FINANCE & BANKING--2.8%
    750,000 Bangkok Bank Public, Ltd. (144A) 9.025%, 03/15/29....      566,250
    200,000 Chohung Bank (144A) 11.875%, 04/01/10................      194,500
    100,000 Dillon Reed 7.430%, 08/15/18.........................       65,200
    300,000 Dr Structured Finance Corp. 8.375%, 08/15/15.........      220,500
    530,000 Finova Capital Corp. 7.250%, 11/08/04................      318,281
    200,000 Pindo Deli Finance Mauritius, Ltd. 10.875%, 10/01/27.       66,000
    650,000 Thai Farmers Bank Public, Ltd. (144A)
             8.250%, 08/21/16....................................      474,500
                                                                    ----------
                                                                     1,905,231
                                                                    ----------

            FOOD & BEVERAGES--0.7%
    700,000 Compania se Alimentos Fargo S.A. 13.250%, 08/01/08...      455,000
                                                                    ----------

                See accompanying notes to financial statements.

                                     MSF-42

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)
           FOREIGN CORPORATE--3.0%
 $ 500,000 Dolphin Telecom, Plc. 0/11.625%, 06/01/08 (EUR) (d)...   $   65,730
   950,000 Jazztel, Plc. 13.250%, 12/15/09 (EUR).................      588,753
   150,000 KPNQuest 7.125%, 06/01/09 (EUR).......................      123,244
 1,900,000 Microcell Telecommunications 0/11.125%, 10/15/07 (CAD)
            (d)..................................................      892,821
   250,000 NTL Communications Corp. 0/9.750%, 04/15/09 (GBP) (d).      162,614
   200,000 Versatel Telecom B.V. 11.250%, 03/30/10 (EUR).........      119,253
   250,000 Xerox Corp 3.500%, 02/04/04 (EUR).....................      124,417
                                                                    ----------
                                                                     2,076,832
                                                                    ----------

           FOREIGN GOVERNMENT--0.9%
 4,325,000 Republic of South Africa
            13.500%, 09/15/15 (ZAR)..............................      602,997
                                                                    ----------

           GAS & PIPELINE UTILITIES--0.9%
   475,000 Chesapeake Energy Corp. 7.875%, 03/15/04..............      460,750
   200,000 Chesapeake Energy Corp. 8.500%, 03/15/12..............      186,250
                                                                    ----------
                                                                       647,000
                                                                    ----------

           GOVERNMENT SPONSORED--1.4%
 1,450,000 Republic of Venezuela 9.250%, 09/15/27................      935,250
                                                                    ----------

           HOTELS & RESTAURANTS--1.0%
   200,000 HMH Properties, Inc. 8.450%, 12/01/08.................      193,000
   300,000 HMH Properties, Inc. 7.875%, 08/01/08.................      284,250
   250,000 ITT Corp. 7.375%, 11/15/15............................      226,198
                                                                    ----------
                                                                       703,448
                                                                    ----------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.1%
   424,000 Zenith Corp. 8.190%, 11/01/09.........................       63,600
                                                                    ----------

           INDUSTRIAL MACHINERY--0.3%
   150,000 Borden, Inc. 9.200%, 03/15/21.........................      118,146
   100,000 Borden, Inc. 7.875%, 02/15/23.........................       68,138
                                                                    ----------
                                                                       186,284
                                                                    ----------

           INDUSTRIALS--1.6%
   700,000 Century Communications Corp.
            8.375%, 11/15/17.....................................      511,000
   650,000 Medical Care International, Inc. (144A) 6.750%,
            10/01/06.............................................      624,813
                                                                    ----------
                                                                     1,135,813
                                                                    ----------

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)
           INTERNATIONAL OIL--1.1%
 $ 600,000 Covad Communications Group, Inc. 0/13.500% 03/15/08
            (d)..................................................   $  108,000
   700,000 Petrleos Mexicanos (144A) 8.625%, 12/01/23............      630,000
                                                                    ----------
                                                                       738,000
                                                                    ----------

           INTERNET--0.5%
 1,950,000 Rhythms Netconnections, Inc.
            0/13.500% 05/15/08 (d)...............................      258,375
   300,000 Rhythms Netconnections, Inc.
            14.000%, 02/15/10....................................       72,000
                                                                    ----------
                                                                       330,375
                                                                    ----------

           MINING--1.0%
   750,000 Glencore Nickel Properties, Ltd.
            9.000%, 12/01/14.....................................      588,750
   141,808 Southern Peru, Ltd. 7.900%, 05/30/07..................      134,451
                                                                    ----------
                                                                       723,201
                                                                    ----------

           PAPER & FOREST--0.5%
   250,000 App China Group, Ltd. (144A)
            14.000%, 03/15/10....................................       90,000
   600,000 Tjiwi Kimia Mauritius, Ltd.
            10.000%, 08/01/04....................................      270,000
                                                                    ----------
                                                                       360,000
                                                                    ----------

           REAL ESTATE INVESTMENT TRUST--1.6%
   660,000 Meditrust Corp. 7.000%, 08/15/07......................      488,400
   250,000 Murrin Murrin Holdings Property, Ltd.
            9.375%, 08/31/07.....................................      187,500
   350,000 Trinet Corporate Realty Trust, Inc. 7.950%, 05/15/06..      313,923
   150,000 Trinet Corporate Realty Trust, Inc. 7.700%, 07/15/17..       99,289
                                                                    ----------
                                                                     1,089,112
                                                                    ----------

           RETAIL--1.5%
   275,000 J.C. Penney Co., Inc. 7.600%, 04/01/07 (c)............      165,607
   300,000 J.C. Penney Co., Inc. 6.875%, 10/15/15................      141,000
   150,000 J.C. Penney Co., Inc. 7.950%, 04/01/17................       75,397
   200,000 Musicland Group, Inc. 9.875%, 03/15/08................      199,500
   600,000 Woolworth Corp. 8.500%, 01/15/22......................      432,000
                                                                    ----------
                                                                     1,013,504
                                                                    ----------

           SEMICONDUCTORS--0.2%
   150,000 Hyundai Semiconductor, Inc. (144A) 8.625%, 05/15/07...      118,623
                                                                    ----------

                See accompanying notes to financial statements.

                                     MSF-43

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)
           TELEPHONE--12.2%
 $ 500,000 Barak I.T.C. Telecom, Ltd. 0/12.500% 11/15/07 (d).....   $  260,000
   475,000 Clearnet Communications, Inc. 0/11.750% 08/13/07
            (CAD) (d)............................................      283,360
   835,000 Clearnet Communications, Inc. 0/10.040% 05/15/08 (CAD)
            (d)..................................................      467,507
   250,000 Focal Communications 11.875%, 01/15/10................      170,000
   350,000 Focal Communications Corp. 0/12.125% 02/15/08 (d).....      147,000
   250,000 Intermedia Communications, Inc. 8.875%, 11/01/07......      175,000
   650,000 Intermedia Communications, Inc. 8.500%, 01/15/08......      455,000
   250,000 Intermedia Communications, Inc. 8.600%, 06/01/08......      175,000
   350,000 Intermedia Communications, Inc.
            0/12.250% 03/01/09 (d)...............................      140,000
   800,000 Level 3 Communications, Inc. 0/12.875 03/15/10 (d) ...      372,000
   250,000 Level 3 Communications, Inc. 11.250%, 03/15/10 .......      185,000
   650,000 Level 3 Communications, Inc. 0/10.500% 12/01/08 (d)...      344,500
   800,000 McCaw International, Ltd. 0/13.000% 04/15/07 (d)......      512,000
 1,950,000 Nextel International, Inc. 0/12.125% 04/15/08 (d).....    1,150,500
   500,000 Nextlink Communications, Inc. 0/9.450% 04/15/08 (d)...      260,000
   450,000 Nextlink Communications, Inc. 0/12.250 06/01/09 (d)...      220,500
 1,350,000 Nextlink Communications, Inc. 0/12.125% 12/01/09 (d)..      600,750
 1,000,000 NTL Communications Corp. 0/11.500% 11/15/09 (d).......      495,352
   600,000 NTL, Inc. 0/9.750% 04/01/08 (d).......................      342,000
   900,000 Philippine Long Distance Telephone Co. 8.350%,
            03/06/17.............................................      566,908
   875,000 Telecorp PCS, Inc. 0/11.625 04/15/09 (d)..............      598,281
 1,000,000 Teligent, Inc. 0/11.500% 03/01/08 (d).................       80,000
   200,000 Triton PCS, Inc. 0/11.000% 05/01/08 (d)...............      157,000
   150,000 Versatel Telecomunications N.V. 11.875%, 07/15/09 (c).       90,000
   200,000 Williams Communications Corp. 10.700%, 10/01/07.......      154,000
                                                                    ----------
                                                                     8,401,658
                                                                    ----------

           TRANSPORTATION--1.2%
   450,000 American President Companies, Ltd. 8.000%, 01/15/24...      261,000
   253,997 Hvide Marine Inc. 12.500%, 06/30/07 (g)...............      215,898

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)
           TRANSPORTATION--(CONTINUED)
 $ 500,000 TBS Shipping International, Ltd. 10.000%, 05/01/05
            (b)(g)..............................................   $   100,000
   350,000 Transportacion Maritima Mexica 10.000%, 11/15/06 (c).       274,750
                                                                   -----------
                                                                       851,648
                                                                   -----------

           YANKEE--8.5%
   650,000 Bangko Sentral Philipinas 8.600%, 06/15/27...........       429,000
   400,000 Call-Net Enterprises 0/9.200% 08/15/07 (d)...........       109,000
 1,000,000 Call-Net Enterprises 0/8.9375% 08/15/08 (d)..........       260,000
   150,000 Cerro Negro Finance, Ltd. (144A) 7.900%, 12/01/20....       127,671
   200,000 Dolphin Telecom, Plc. 0/11.500% 06/01/08 (d).........        28,000
 1,077,481 Federal Republic of Brazil 8.000%, 10/15/99 (c)......       832,354
   550,000 Federal Republic of Brazil 10.125%, 05/15/27 (c).....       441,375
   641,250 Ivory Coast, Inc. 2.000%, 03/31/18...................        80,156
   150,000 KPNQuest 8.125%, 06/01/09............................       131,250
   325,000 Multicanal S.A. 10.500%, 04/15/18....................       195,000
   350,000 Pemex Petroleos Mexicanos 9.500%, 09/15/27...........       346,500
   325,000 Pindo Deli Finance Mauritius, Ltd. 10.750%, 10/01/07.       113,750
   500,000 Republic of Argentina 8.875%, 03/01/29...............       326,800
   350,000 Republic of Argentina 9.750%, 09/19/27 (c)...........       282,800
     3,000 Republic of Ecuador 12.000%, 11/15/12................         1,890
   160,000 Republic of Ecuador 4.000%, 08/15/30.................        62,400
   265,000 Republic of Panama 8.875%, 09/30/27..................       224,588
   800,000 Republic of Peru 3.750%, 03/07/17 (f)................       468,000
   300,000 Republic of Philippines 9.875%, 01/15/19.............       237,000
   650,000 Republic of South Africa 8.500%, 06/23/17............       583,375
   600,000 TFM S.A. 0/11.750% 06/15/09 (d)......................       444,000
   200,000 Total Access Communication Public (144A) 8.375%,
            11/04/06............................................       173,000
                                                                   -----------
                                                                     5,897,909
                                                                   -----------
           Total Bonds & Notes (Identified Cost $47,933,968)....    40,632,558
                                                                   -----------

CONVERTIBLE BONDS--26.6%

           AEROSPACE & DEFENSE--0.8%
   550,000 Hexcel Corp. 7.000%, 08/01/03........................       488,125
   100,000 Hexcel Corp. 7.000%, 08/01/11........................        70,500
                                                                   -----------
                                                                       558,625
                                                                   -----------

                See accompanying notes to financial statements.

                                     MSF-44

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

CONVERTIBLE BONDS--(CONTINUED)

    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)
            AUTOMOBILES--0.9%
 $1,425,000 Exide Corp. (144A) 2.900%, 12/15/05....................   $ 612,750
                                                                      ---------

            BANKS--0.8%
    875,000 Bangkok Bank Public 4.589%, 03/03/04...................     400,313
    300,000 Siam Commercial Bank 3.250%, 01/24/04..................     138,195
                                                                      ---------
                                                                        538,508
                                                                      ---------

            BIOTECHNOLOGY--1.2%
    200,000 Affymetrix, Inc. 4.750%, 02/15/07......................     147,750
    250,000 Affymetrix, Inc. (144A) 4.750%, 02/15/07...............     184,687
    550,000 Human Genome (144A) 3.750%, 03/15/07...................     470,250
                                                                      ---------
                                                                        802,687
                                                                      ---------

            BUILDING & CONSTRUCTION--0.1%
    100,000 Schuler Homes, Inc. 6.500%, 01/15/03...................      88,000
                                                                      ---------

            BUSINESS SERVICES--1.0%
    760,000 Efficient Networks, Inc. 5.000%, 03/15/05..............     382,850
    200,000 Ogden Co. 5.750%, 10/20/02.............................     180,642
    150,000 Thermo Terratech, Inc. (144A) 4.625%, 05/01/03 (g).....     142,312
                                                                      ---------
                                                                        705,804
                                                                      ---------

            COMPUTERS & BUSINESS EQUIPMENT--2.7%
    155,000 Cray Research, Inc. 6.125%, 02/01/11 ..................      55,800
    340,000 Hutchingson Technology, Inc. 6.000%, 03/15/05..........     235,875
    400,000 Maxtor Co. 5.750%, 03/01/12............................     280,000
  1,075,000 Quantum Corp. 7.000%, 08/01/04.........................     843,875
    500,000 Western Digital Zero Coupon, 02/18/18..................     107,500
  1,400,000 Western Digital Corp. (144A) Zero Coupon, 02/18/18.....     301,000
     75,000 Xerox Corp. 0.570%, 04/21/18...........................      15,000
                                                                      ---------
                                                                      1,839,050
                                                                      ---------

            CONSTRUCTION MATERIALS--0.6%
    700,000 Lennar Corp. Zero Coupon, 07/29/18.....................     388,500
                                                                      ---------

            DOMESTIC OIL--1.3%
    861,000 Key Energy Services, Inc. 5.000%, 09/15/04.............     716,782
    200,000 Pogo Producing Co. 5.500%, 06/15/06....................     187,210
                                                                      ---------
                                                                        903,992
                                                                      ---------

            DRUGS & HEALTH CARE--2.9%
    450,000 Glycomed, Inc. 7.500%, 01/01/03........................     360,000
    633,000 HealthSouth Corp. 3.250%, 04/01/03.....................     558,622
    650,000 Nabi 6.500%, 02/01/03..................................     450,125

   FACE                                                               VALUE
  AMOUNT                                                            (NOTE 1A)
           DRUGS & HEALTH CARE--(CONTINUED)
 $ 450,000 Omnicare, Inc. 5.000%, 12/01/07......................   $   360,000
   350,000 Tenet Healthcare Corp. 6.000%, 12/01/05..............       299,250
                                                                   -----------
                                                                     2,027,997
                                                                   -----------

           ELECTRONICS--2.8%
 1,225,000 Kent Electronics Corp. 4.500%, 09/01/04..............     1,026,697
   610,000 Park Electrochemical Co. 5.500%, 03/01/06............       695,400
    40,000 Richardson Electronics, Ltd. 7.250%, 12/15/06........        33,200
   100,000 Samsung Display Devices, Ltd. 0.250%, 03/12/06.......       121,500
   100,000 Thermedics, Inc. 2.875%, 06/01/03....................        77,750
                                                                   -----------
                                                                     1,954,547
                                                                   -----------

           FINANCE & BANKING--0.5%
   100,000 Sizeler Property Investments, Inc. 8.000%, 07/15/03..        89,250
   400,000 Telewest Finance 6.000%, 07/07/05....................       278,000
                                                                   -----------
                                                                       367,250
                                                                   -----------

           FOOD & BEVERAGES--0.2%
   325,000 Einstein/Noah Bagel Corp. (g) 7.250%, 06/01/04 ......       146,250
                                                                   -----------

           FOREIGN CORPORATE--3.1%
   750,000 Colt Telecom Group, Plc. 2.000%, 12/16/06 (EUR)......       545,794
 1,025,000 Colt Telecom Group, Plc. 2.000%, 04/03/07 (EUR)......       716,081
   300,000 Telewest Communications 5.250%, 02/19/07 (GBP).......       263,547
 1,065,000 Versatel Telecom B.V. 4.000%, 12/17/04 (EUR).........       587,320
                                                                   -----------
                                                                     2,112,742
                                                                   -----------

           FOREST PRODUCTS--0.4%
   500,000 App Finance VI Mauritius, Ltd.
            Zero Coupon, 11/18/12...............................        32,500
   350,000 App Finance VII Mauritius, Ltd. 3.500%, 04/30/03.....        94,500
   450,000 App Finance VII Mauritius, Ltd. (144A) 3.500%,
            04/30/03............................................       121,500
                                                                   -----------
                                                                       248,500
                                                                   -----------

           HOTELS & RESTAURANTS--0.4%
   300,000 Hilton Hotels Corp. 5.000%, 05/15/06.................       255,000
                                                                   -----------

           INDUSTRIAL MACHINERY--1.4%
   500,000 Integrated Process Equipment Corp. 6.250%, 09/15/04..       223,750


                See accompanying notes to financial statements.

                                     MSF-45

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

CONVERTIBLE BONDS--(CONTINUED)

   FACE                                                                VALUE
  AMOUNT                                                             (NOTE 1A)
           INDUSTRIAL MACHINERY--(CONTINUED)
 $ 195,000 Intevac, Inc. 6.500%, 03/01/04........................   $    84,825
 1,000,000 Mascotech, Inc. 4.500%, 12/15/03......................       630,000
                                                                    -----------
                                                                        938,575
                                                                    -----------

           INTERNATIONAL OIL--0.4%
   390,000 Ssangyong Oil Refining Co., Ltd 3.000%, 12/31/04......       286,163
                                                                    -----------

           INTERNET--0.2%
   350,000 At Home Corp. 4.750%, 12/15/06........................       176,750
                                                                    -----------

           MINING--0.2%
   140,000 Inco, Ltd. 7.750%, 03/15/16...........................       128,127
                                                                    -----------

           RETAIL--0.1%
   200,000 CML Group, Inc. 5.500%, 01/15/03 (g)..................           126
    50,000 CML Group, Inc. (144A) 5.500%, 01/15/03 (g)...........            32
   100,000 Jacobson's Stores, Inc. 6.750%, 12/15/11 (g)..........        57,000
                                                                    -----------
                                                                         57,158
                                                                    -----------

           SEMICONDUCTORS--0.5%
   300,000 Broadband Technologies, Inc. 5.000%, 05/15/01.........        55,500
   150,000 Cypress Semiconductor Corp. 3.750%, 07/01/05..........       105,195
   250,000 Kulicke & Soffa Industries Inc. 4.750%, 12/15/06......       179,223
                                                                    -----------
                                                                        339,918
                                                                    -----------

           TELEPHONE--1.0%
   250,000 Adaptec, Inc. 4.750%, 02/01/04........................       199,075
   150,000 Efficient Networks, Inc. 5.000%, 03/15/05.............        75,562
   250,000 Level 3 Communications, Inc. 6.000%, 03/15/10.........       128,750
   100,000 Loxley 2.500%, 04/04/01 (g)...........................        35,000
   500,000 NTL, Inc. 5.750%, 12/15/09............................       240,625
                                                                    -----------
                                                                        679,012
                                                                    -----------

           TRANSPORTATION--0.3%
   265,000 Worldway Corp. 6.250%, 04/15/11.......................       198,750
                                                                    -----------

           YANKEE--2.8%
   300,000 Burns Philp & Co., Ltd. 5.500%, 04/30/04..............       180,000
   565,000 Empresas ICA Sociedad 5.000%, 03/15/04................       316,400
 1,600,000 Rogers Communications, Inc. 2.000%, 11/26/05..........     1,192,000
   400,000 S3, Inc. 5.750%, 10/01/03.............................       277,500
                                                                    -----------
                                                                      1,965,900
                                                                    -----------
           Total Convertible Bonds
            (Identified Cost $20,808,969)........................    18,320,555
                                                                    -----------

PREFERRED STOCKS--5.9%

                                                                       VALUE
 SHARES                                                              (NOTE 1A)
        COMMUNICATION SERVICES--0.6%
  1,630 Adelphia Business Solutions..............................   $   407,456
                                                                    -----------

        CORPORATE--0.9%
  1,200 Hercules Trust II........................................       642,000
                                                                    -----------

        ELECTRIC UTILITIES--0.5%
  1,035 Central Maine Power Co. .................................        43,988
    680 Consumers Energy Co. ....................................        36,677
    150 Consumers Energy Co. ....................................         7,800
    140 Entergy Gulf States, Inc. ...............................         7,805
    300 Entergy Gulf States, Inc. (Series 1944)..................        16,331
     50 Niagara Mohawk Power Corp. ..............................         3,350
    200 Niagara Mohawk Power Corp. ..............................         9,700
  1,100 Niagara Mohawk Power Corp. ..............................        47,850
  2,680 Niagara Mohawk Power Corp. ..............................       114,570
     50 Ohio Edison Co. .........................................         2,800
    150 Ohio Edison Co. .........................................         8,334
    300 Toledo Edison Co. .......................................        15,300
                                                                    -----------
                                                                        314,505
                                                                    -----------

        FINANCE & BANKING--1.9%
    400 Archstone Communities Trust..............................         9,300
  3,200 Developers Diversified Realty............................        65,200
 14,646 Developers Diversified Realty (Class C)..................       298,412
  5,000 First Industrial Realty Trust, Inc. (Series D)...........       102,813
  6,000 First Industrial Realty Trust, Inc. (Series E)...........       125,250
 10,300 Istar Financial Inc. ....................................       146,131
 21,500 Kmart Financing .........................................       573,781
                                                                    -----------
                                                                      1,320,887
                                                                    -----------

        FINANCIAL SERVICES--0.0%
 13,250 Owens Corning (144A) (g).................................         6,625
                                                                    -----------

        FOOD & BEVERAGES--0.0%
  1,500 Chiquita Brands International, Inc. .....................         4,594
                                                                    -----------

        FOREIGN CORPORATE--0.0%
  7,000 Siam Commercial Bank (THB)...............................         3,468
                                                                    -----------

        GAS & PIPELINE UTILITIES--0.2%
  3,050 Western Gas Resources, Inc. .............................       138,394
                                                                    -----------

        MINING--0.1%
  6,500 Bethleham Steel Corp. (144A).............................        52,000
                                                                    -----------

        REAL ESTATE INVESTMENT TRUST--1.5%
  1,000 CarrAmerica Realty Corp. ................................        20,625
 10,000 CarrAmerica Realty Corp. (Series B)......................       205,625
  7,400 CarrAmerica Realty Corp. (Series C)......................       154,475
 17,000 Colonial Properties Trust................................       352,750

                See accompanying notes to financial statements.

                                     MSF-46

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

PREFERRED STOCKS--(CONTINUED)             SHORT TERM INVESTMENT--3.1%

                                                                    VALUE
   SHARES                                                         (NOTE 1A)
            REAL ESTATE INVESTMENT TRUST--(CONTINUED)
      6,000 Highwoods Properties, Inc. ........................   $  114,375
      1,600 JDN Realty Corp. ..................................       28,600
     11,300 Meditrust Corp. ...................................      158,906
                                                                  ----------
                                                                   1,035,356
                                                                  ----------

            TELEPHONE--0.2%
      4,500 Williams Communications Group (144A)...............      128,250
                                                                  ----------
            Total Preferred Stocks
             (Identified Cost $5,576,993)......................    4,053,535
                                                                  ----------

COMMON STOCKS--3.8%

            COMMUNICATION SERVICES--0.7%
     14,500 Philippine Long Distance (ADR).....................      511,125
                                                                  ----------

            DOMESTIC OIL--1.1%
     47,412 Trico Marine Services, Inc. (b)....................      733,404
                                                                  ----------

            FOREIGN CORPORATE--0.2%
  1,867,500 Indah Kiat Paper (IDR) ............................      159,244
                                                                  ----------

            PAPER & FOREST--1.0%
     92,550 Sappi, Ltd. (ADR) (c)..............................      659,419
                                                                  ----------

            REAL ESTATE INVESTMENT TRUST--0.5%
     16,500 Associated Estates Realty Corp.....................      133,031
      2,000 Developers Diversified Realty......................       26,625
     10,500 New Plan Excel Realty Trust, Inc. .................      233,625
                                                                  ----------
                                                                     393,281
                                                                  ----------

            TRANSPORTATION--0.3%
     19,357 Hvide Marine, Inc. (g).............................      176,633
                                                                  ----------
            Total Common Stocks (Identified Cost $3,628,090)...    2,633,106
                                                                  ----------


            DOMESTIC OIL--0.2%
        250 R & B Falcon Corp. ................................      122,188
                                                                  ----------

            FOREIGN CORPORATE--0.0%
      7,000 Siam Commercial Bank, (THB)........................          435
                                                                  ----------

            PAPER & FOREST--0.0%
        250 Asia Pulp & Paper, Ltd. (144A) ....................            0
                                                                  ----------

            TRANSPORTATION--0.0%
      1,423 Hvide Marine, Inc. (g).............................        2,846
        869 Hvide Marine, Inc. (g).............................          461
                                                                  ----------
                                                                       3,307
                                                                  ----------
            Total Warrants
             (Identified Cost $39,966).........................      125,930
                                                                  ----------

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            REPURCHASE AGREEMENT--3.1%
 $2,117,000 State Street Corp. Repurchase Agreement dated
             12/29/00 at 5.250% to be repurchased at $2,118,235
             on 1/2/01, collateralized by U.S. Treasury Notes
             5.500% due 3/31/03 with a value of $2,184,148.......   $ 2,117,000
                                                                    -----------
            Total Short Term Investment
             (Identified Cost $2,117,000)........................     2,117,000
                                                                    -----------
            Total Investments--98.5%
             (Identified Cost $80,104,986) (a)...................    67,882,684
            Other assets less liabilities........................     1,061,686
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $68,944,370
                                                                    -----------

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized depreciation on investments based on cost of $80,090,162 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $  2,748,650
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (14,956,128)
                                                                   ------------
   Net unrealized depreciation...................................  $(12,207,478)
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $1,152,429 with collateral backing valued at $1,620,633.
(d) Step Bond. Coupon rate is zero or below market for an intital period and then increased to a higher coupon rate at a specified date.
(e) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.
(f) Variable of floating security. Rate disclosed is as of December 31, 2000.
(g) Illiquid Security

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the Securities
      Act of 1933. These securities may be resold to institutional buyers. At the period end, the value of these securities amounted to $6,886,596 or 9.9% of net assets.
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.
GBP-- Pound Sterling
EUR-- Euro Currency
IDR-- Indonesian Rupiah
THB-- Thailand Baht
ZAR-- South African Rand

                See accompanying notes to financial statements.

                                    MSF-47

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

NOTES TO PORTFOLIO OF INVESTMENTS

ILLIQUID SECURITIES:

                                            ACQUISTION ACQUISITION  VALUATION A
                                               DATE       COST     OF 12/31/2000
                   ISSUE                    ---------- ----------- -------------
Broadband Technologies, Inc. Sub ..........  6/13/97-
                                              7/30/97  $  290,514    $ 55,500
CML Group, Inc. 144A.......................   4/14/98      30,875          32
CML Group, Inc Sub. .......................   12/1/97     150,500         126
                                             10/7/97-
Einstein/Noah Bagel Corp. Sub. ............  11/24/97     264,750     146,250
                                             1/26/00-
Hvide Marine, Inc. ........................   1/28/00   1,156,922     176,633
Hvide Marine, Inc. Sr. 144A................  12/14/99     226,800     215,898
Hvide Marine, Inc. (Warrants)..............  12/14/99           0       2,846
Hvide Marine, Inc. (Warrants)..............   1/26/00           0         461
                                             3/24/97-
Loxley PLC.................................   2/12/98      67,750      35,000
Owens Corning PFD..........................               468,750       6,625
TBS Shipping International Ltd. ...........   4/29/98     466,690     100,000
Thermo Terratech, Inc. Sub. 144A...........   3/25/98     138,000     142,312

The aggregate value of illiquid securities at Dec 31, 2000 was $881,683 or 1.28% of the Loomis Sayles High Yield Bond Portfolio's net assets.

                See accompanying notes to financial statements.

                                     MSF-48

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value..................................            $ 67,882,684
 Cash..................................................                     686
 Receivable for:
 Fund shares sold......................................                      33
 Dividends and interest................................               1,331,235
 Prepaid expense.......................................                   2,306
 Collateral for securities loaned......................               1,620,633
                                                                   ------------
  Total Assets.........................................              70,837,577
                                                                   ------------
LIABILITIES
 Payable for:
 Fund shares redeemed..................................  $ 215,980
 Withholding taxes.....................................      2,558
 Return of collateral for securities loaned............  1,620,633
 Accrued expenses:
 Management fees.......................................     40,135
 Other expenses........................................     13,901
                                                         ---------
  Total Liabilities....................................               1,893,207
                                                                   ------------
NET ASSETS.............................................            $ 68,944,370
                                                                   ============
Net assets consist of:
 Capital paid in.......................................            $ 75,744,823
 Undistributed net investment income...................               6,826,647
 Accumulated net realized gains (losses)...............              (1,407,199)
 Unrealized appreciation (depreciation) on investments
  and foreign currency.................................             (12,219,901)
                                                                   ------------
NET ASSETS.............................................            $ 68,944,370
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($68,944,370 divided by 7,656,302 shares of beneficial
 interest).............................................            $       9.00
                                                                   ============
Identified cost of investments.........................            $ 80,104,986
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................               $   414,700(a)
 Interest.........................................                 7,072,962(b)
                                                                 -----------
                                                                   7,487,662
                                                                 -----------
EXPENSES
 Management fees..................................  $   476,609
 Directors' fees and expenses.....................       11,208
 Custodian........................................       94,468
 Audit and tax services...........................        2,279
 Legal............................................        2,028
 Printing.........................................       10,730
 Insurance........................................        2,305
 Miscellaneous....................................        1,111
                                                    -----------
  Total expenses..................................                   600,738
                                                                 -----------
NET INVESTMENT INCOME.............................                 6,886,924
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................    1,358,758
 Foreign currency transactions--net...............      (85,606)   1,273,152
                                                    -----------
Unrealized appreciation (depreciation) on:
 Investments--net.................................   (8,991,680)
 Foreign currency transactions--net...............        1,820   (8,989,860)
                                                    -----------
Net gain (loss)...................................                (7,716,708)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $  (829,784)
                                                                 ===========

(a) Net of foreign taxes of $6,187.
(b) Income on securites loaned $5,592.

                See accompanying notes to financial statements.

                                     MSF-49

METROPOLITAN SERIES FUND, INC.
LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           2000          1999
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $ 6,886,924   $ 4,881,740
 Net realized gain (loss)............................    1,273,152    (2,502,716)
 Unrealized appreciation (depreciation)..............   (8,989,860)    5,881,162
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...     (829,784)    8,260,186
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...............................      (23,224)   (4,840,813)
 Net realized gain...................................       (3,167)       (8,037)
                                                       -----------   -----------
 TOTAL DISTRIBUTIONS.................................      (26,391)   (4,848,850)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   12,843,463    15,918,866
 Reinvestment of distributions.......................       26,391     4,848,850
 Cost of shares redeemed.............................   (4,770,678)   (4,880,674)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................    8,099,176    15,887,042
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............    7,243,001    19,298,378
NET ASSETS
 Beginning of the year...............................   61,701,369    42,402,991
                                                       -----------   -----------
 End of the year.....................................  $68,944,370   $61,701,369
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $ 6,826,647   $      (633)
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares......................    1,382,615     1,729,831
 Issued in reinvestment of distributions.............        2,696       534,603
 Redeemed............................................     (516,507)     (531,151)
                                                       -----------   -----------
 Net change..........................................      868,804     1,733,283
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED DECEMBER 31,
                                         ----------------------------------
                                          2000     1999     1998     1997(A)
                                         -------  -------  -------  -------
Net asset value, beginning of year...... $  9.09  $  8.39  $ 10.14  $ 10.00
                                         -------  -------  -------  -------
Income from investment operations
 Net investment income..................    0.90     0.80     0.88     0.35
 Net realized and unrealized gain (loss)
  on investments........................   (0.99)    0.69    (1.65)    0.26
                                         -------  -------  -------  -------
 Total from investment operations.......   (0.09)    1.49    (0.77)    0.61
                                         -------  -------  -------  -------
Less distributions
 Distributions from net investment
  income................................    0.00    (0.79)   (0.89)   (0.35)
 Distributions from net realized capital
  gains.................................    0.00     0.00    (0.09)   (0.12)
                                         -------  -------  -------  -------
 Total distributions....................    0.00    (0.79)   (0.98)   (0.47)
                                         -------  -------  -------  -------
Net asset value, end of year............ $  9.00  $  9.09  $  8.39  $ 10.14
                                         =======  =======  =======  =======
 TOTAL RETURN (%).......................    (1.0)    17.8     (7.5)     6.2 (b)
Ratio of operating expenses to average
 net assets (%).........................    0.88     0.93     0.87     0.83 (c)
Ratio of net investment income to
 average net assets (%).................   10.11     9.49    10.41     7.04 (c)
Portfolio turnover rate (%).............      42       28       46       39 (c)
Net assets, end of year (000)........... $68,944  $61,701  $42,403  $27,804
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........      --     0.94     1.05     1.35 (c)

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-50

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--94.2%

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           BROADCASTING--2.7%
   489,470 Entercom Communications Corp. (b)(c)................   $   16,856,123
 1,258,050 Hispanic Broadcasting Corp. (b).....................       32,080,275
                                                                  --------------
                                                                      48,936,398
                                                                  --------------
           BUSINESS SERVICES--9.6%
 1,298,870 Apollo Group, Inc. (b)..............................       63,888,168
 2,187,763 Paychex, Inc. ......................................      106,448,344
                                                                  --------------
                                                                     170,336,512
                                                                  --------------
           COMMUNICATION SERVICES--11.6%
 1,176,560 Lamar Advertising Co. (c)...........................       45,554,932
 3,626,540 Mcleodusa, Inc. (c).................................       51,224,877
 1,008,365 Metromedia Fiber Network, Inc. (b)..................       10,209,696
   390,765 Powertel, Inc. (b)..................................       24,215,219
   729,370 TMP Worldwide, Inc. (b).............................       40,160,936
   887,915 Western Wireless Corp. .............................       34,822,916
                                                                  --------------
                                                                     206,188,576
                                                                  --------------
           COMMUNICATIONS--1.5%
 1,104,250 Exodus Communications, Inc. ........................       22,050,492
   113,080 SBA Communications Corp. (b)........................        4,643,348
                                                                  --------------
                                                                      26,693,840
                                                                  --------------
           COMPUTERS & BUSINESS EQUIPMENT--20.1%
 1,730,915 ADC Telecommunications, Inc. .......................       31,426,925
 2,073,145 American Tower Corp. (c)............................       78,520,367
   304,935 Avanex Corp. (c)....................................       18,153,162
   310,270 Brocade Communications Systems, Inc. (b)............       28,476,968
 2,090,430 Crown Castle International Corp. ...................       56,637,588
 1,617,430 Integrated Device Technology (b)....................       53,324,645
    36,910 Oni Systems Corp. (c)...............................        1,461,405
   664,827 Semtech Corp. (c)...................................       14,626,194
   456,375 TriQuint Semiconductor, Inc. (b)....................       19,952,145
 1,005,865 Vitesse Semiconductor Corp. (b).....................       55,668,341
                                                                  --------------
                                                                     358,247,740
                                                                  --------------
           CONSTRUCTION MATERIALS--2.6%
 1,059,850 Hanover Compressor Co. (b)(c).......................       47,229,566
                                                                  --------------
           DOMESTIC OIL--9.2%
   263,785 Apache Corp. .......................................       18,481,436
    81,980 Barrett Resources Corp. (b).........................        4,657,489
   297,965 Devon Energy Corp. .................................       18,166,926
 1,923,165 EOG Resources, Inc. ................................      105,173,086
   466,740 Universal Compression Holdings (b)..................       17,590,264
                                                                  --------------
                                                                     164,069,201
                                                                  --------------
           DRUGS & HEALTH CARE--21.8%
   735,445 Abgenix, Inc. ......................................       43,460,203
   364,590 Alexion Pharmaceuticals, Inc. (b)(c)................       23,686,957

                                                                      VALUE
  SHARES                                                            (NOTE 1A)
           DRUGS & HEALTH CARE--(CONTINUED)
   292,445 Andrx Corp. ........................................   $   16,916,115
   507,080 Biovail Corp (c)....................................       19,694,987
   511,330 CuRagen Corp. (b)(c)................................       13,981,680
   967,080 Human Genome Sciences, Inc. (b).....................       67,030,732
   442,430 Maxygen, Inc. (b)...................................       10,825,709
 1,190,400 Medarex, Inc. ......................................       48,434,400
 1,244,265 Millennium Pharmaceuticals (b)......................       76,988,897
   387,880 MiniMed, Inc. (b)...................................       16,303,081
   650,920 Sepracor, Inc. (b)(c)...............................       52,114,283
                                                                  --------------
                                                                     389,437,044
                                                                  --------------
           ELECTRICAL EQUIPMENT--1.5%
   452,228 Microcell Telecommunications (Class B)..............        8,578,200
   580,745 Plexus Corp. (b)....................................       17,658,278
                                                                  --------------
                                                                      26,236,478
                                                                  --------------
           ELECTRONICS--7.4%
 1,385,750 Cree, Inc. (c)......................................       49,237,430
   850,485 Intersil Holding Corp. .............................       19,481,422
   335,540 SDL, Inc. (c).......................................       49,775,262
 1,558,260 Viasystems Group, Inc. (b)..........................       12,953,036
                                                                  --------------
                                                                     131,447,150
                                                                  --------------
           FINANCIAL SERVICES--0.9%
 2,241,250 E*Trade Group, Inc. (b)(c)..........................       16,564,238
                                                                  --------------
           RADIO--2.5%
   947,725 Cox Radio, Inc. (b).................................       21,383,046
   547,775 Radio One, Inc. (b)(c)..............................        5,854,345
 1,585,180 Radio One, Inc. (Class D) (b)(c)....................       17,387,443
                                                                  --------------
                                                                      44,624,834
                                                                  --------------
           SOFTWARE--2.3%
   564,131 VeriSign, Inc. (b)..................................       41,816,210
                                                                  --------------
           TELEPHONE--0.5%
   295,720 AT&T Canada, Inc. (Class B) (c).....................        8,631,327
                                                                  --------------
           Total Common Stocks
            (Identified Cost $1,796,870,243)...................    1,680,459,114
                                                                  ==============

                See accompanying notes to financial statements.

                                     MSF-51

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENTS--5.4%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)
             COMMERCIAL PAPER--4.5%
 $80,400,000 UBS Finance, Inc.
              6.500%, 01/02/01................................   $   80,385,483
             DISCOUNT NOTE--0.9%
  15,000,000 Federal Home Loan Bank
              6.490%, 01/24/01................................       14,938,667
             REPURCHASE AGREEMENT--0.0%
     115,000 State Street Corp. Repurchase Agreement dated
              12/29/00 at 3.500% to be repurchased at $115,045
              on 1/2/01, collateralized by $120,000 U.S.
              Treasury Notes 7.500% due 11/15/01 with a value
              of $123,000.....................................          115,000
                                                                 --------------
             Total Short Term Investments
              (Identified Cost $95,439,150)...................       95,439,150
                                                                 --------------
             Total Investments--99.6%
              (Identified Cost $1,892,309,393) (a)............    1,775,898,264
             Other assets less liabilities....................        7,480,476
                                                                 --------------
             TOTAL NET ASSETS--100%...........................   $1,783,378,740
                                                                 ==============

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized depreciation on investments based on cost of $1,900,507,017 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.......... $ 257,821,004
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value..........  (382,429,757)
                                                                 -------------
   Net unrealized depreciation.................................. $(124,608,753)
                                                                 =============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $218,214,539 with collateral backing valued at $227,754,102.

                See accompanying notes to financial statements.

                                     MSF-52

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value..............................              $1,775,898,264
 Cash..............................................                         570
 Receivable for:
 Securities sold...................................                   6,381,202
 Fund shares sold..................................                  16,166,454
 Dividends and interest............................                      76,870
 Collateral for securities loaned..................                 227,754,102
 Prepaid expense...................................                       2,306
                                                                 --------------
  Total Assets.....................................               2,026,279,768
                                                                 --------------
LIABILITIES
 Payable for:
 Fund shares redeemed..............................  $     1,676
 Securities purchased..............................   14,072,134
 Withholding taxes.................................       11,384
 Return of collateral for securities loaned........  227,754,102
 Accrued expenses:
 Management fees...................................    1,011,368
 Other expenses....................................       50,364
                                                     -----------
  Total Liabilities................................                 242,901,028
                                                                 --------------
NET ASSETS.........................................              $1,783,378,740
                                                                 ==============
Net assets consist of:
 Capital paid in...................................              $1,907,986,549
 Accumulated net realized gains (losses)...........                  (8,197,624)
 Unrealized appreciation (depreciation) on
  investments and foreign currency.................                (116,410,185)
                                                                 --------------
NET ASSETS.........................................              $1,783,378,740
                                                                 ==============
Computation of offering price:
 Net asset value and redemption price per share
  ($1,783,378,740 divided by 76,267,202 shares of
  beneficial interest).............................              $        23.38
                                                                 ==============
 Identified cost of investments....................              $1,892,309,393
                                                                 ==============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.....................................                $     787,950(a)
 Interest......................................                    7,626,558(b)
                                                               -------------
                                                                   8,414,508
                                                               -------------
EXPENSES
 Management fees...............................  $ 15,330,298
 Directors' fees and expenses..................        11,208
 Custodian.....................................       321,783
 Audit and tax services........................        34,505
 Legal.........................................         3,652
 Printing......................................       433,733
 Insurance.....................................         2,305
 Miscellaneous.................................         1,612
                                                 ------------
  Total expenses...............................                   16,139,096
                                                               -------------
NET INVESTMENT INCOME LOSS.....................                   (7,724,588)
                                                               -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..............................     2,581,560
 Foreign currency transactions--net............      (240,029)     2,341,531
                                                 ------------
Unrealized appreciation (depreciation) on:
 Investments--net..............................  (848,073,996)
 Foreign currency transactions--net............           904   (848,073,092)
                                                 ------------  -------------
Net gain (loss)................................                 (845,731,561)
                                                               -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS....................................                $(853,456,149)
                                                               =============

(a) Net of foreign taxes of $11,384.
(b) Income on securites loaned $1,049,876.

                See accompanying notes to financial statements.

                                     MSF-53

METROPOLITAN SERIES FUND, INC.
JANUS MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     2000            1999
                                                --------------  --------------
FROM OPERATIONS
 Net investment income (loss).................. $   (7,724,588) $   (3,593,803)
 Net realized gain (loss)......................      2,341,531     247,177,713
 Unrealized appreciation (depreciation)........   (848,073,092)    648,972,772
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS...................................   (853,456,149)    892,556,682
                                                --------------  --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net realized gain.............................   (169,399,200)    (94,164,203)
                                                --------------  --------------
 TOTAL DISTRIBUTIONS...........................   (169,399,200)    (94,164,203)
                                                --------------  --------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares..................    909,480,986     843,906,889
 Reinvestment of distributions.................    169,399,200      94,164,203
 Cost of shares redeemed.......................   (204,443,151)   (176,170,428)
                                                --------------  --------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...........................    874,437,035     761,900,664
                                                --------------  --------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.......   (148,418,314)  1,560,293,143
NET ASSETS
 Beginning of the year.........................  1,931,797,054     371,503,911
                                                --------------  --------------
 End of the year............................... $1,783,378,740  $1,931,797,054
                                                ==============  ==============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year............................... $            0  $            0
                                                ==============  ==============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares................     24,868,030      35,636,305
 Issued in reinvestment of distributions.......      5,217,765       2,871,760
 Redeemed......................................     (6,692,738)     (6,938,221)
                                                --------------  --------------
 Net change....................................     23,393,057      31,569,844
                                                ==============  ==============

FINANCIAL HIGHLIGHTS

                                           YEAR ENDED DECEMBER 31,
                                   ------------------------------------------
                                      2000        1999       1998    1997(A)
                                   ----------  ----------  --------  --------
Net asset value, beginning of
 year............................  $    36.54  $    17.44  $  12.77  $  10.00
                                   ----------  ----------  --------  --------
Income from investment operations
 Net investment income...........       (0.10)      (0.05)    (0.02)     0.01
 Net realized and unrealized gain
  (loss) on investments..........      (10.66)      21.14      4.77      2.81
                                   ----------  ----------  --------  --------
 Total from investment
  operations.....................      (10.76)      21.09      4.75      2.82
                                   ----------  ----------  --------  --------
Less distributions
 Distributions from net
  investment income..............        0.00        0.00      0.00     (0.01)
 Distributions from net realized
  capital gains..................       (2.40)      (1.99)    (0.08)    (0.04)
                                   ----------  ----------  --------  --------
 Total distributions.............       (2.40)      (1.99)    (0.08)    (0.05)
                                   ----------  ----------  --------  --------
Net asset value, end of year.....  $    23.38  $    36.54  $  17.44  $  12.77
                                   ==========  ==========  ========  ========
 TOTAL RETURN (%)................       (31.3)      122.9      37.2      28.2(b)
Ratio of operating expenses to
 average net assets (%)..........        0.70        0.71      0.81      0.85(c)
Ratio of net investment income to
 average net assets (%)..........       (0.33)      (0.41)    (0.22)     0.10(c)
Portfolio turnover rate (%)......         118         103       107        75(c)
Net assets, end of year (000) ...  $1,783,379  $1,931,797  $371,504  $103,852
The ratios of operating expenses
 to average net assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................          --          --        --      0.99(c)

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-54

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--99.8% OF TOTAL NET ASSETS

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            AEROSPACE & DEFENSE--0.5%
     27,700 Mercury Computer Systems, Inc. (b).................   $    1,287,184
     56,000 Remec, Inc. (b)....................................          542,500
                                                                  --------------
                                                                       1,829,684
                                                                  --------------

            AIR TRAVEL--0.6%
     67,900 Mesaba Holdings, Inc. (b)..........................          855,116
     46,000 Skywest, Inc.......................................        1,326,812
                                                                  --------------
                                                                       2,181,928
                                                                  --------------

            APPAREL & TEXTILES--1.7%
     30,700 Fossil, Inc. (b)(c)................................          444,191
     37,700 Kenneth Cole Productions, Inc. (b).................        1,517,425
     93,150 Quiksilver, Inc. (b)...............................        1,804,781
     18,900 Timberland Co. (b).................................        1,263,937
     48,300 Vans, Inc. (b).....................................          816,572
                                                                  --------------
                                                                       5,846,906
                                                                  --------------

            AUTO PARTS--0.1%
     11,700 Gentex Corp. (b)...................................          216,450
                                                                  --------------

            BANKS--3.5%
     28,600 Bank United Corp. (b)..............................        1,951,056
     50,400 City National Corp.................................        1,956,150
     26,534 Commerce Bancorp, Inc. (b).........................        1,814,262
     70,100 Community First Bankshares, Inc. (b)...............        1,325,328
     11,700 Investors Financial Services Corp..................        1,005,834
     38,100 National Commerce Bancorp..........................          944,166
     35,400 Southwest Bancorporation (b).......................        1,521,094
     64,500 Sterling Bancshares, Inc. (b)......................        1,275,891
                                                                  --------------
                                                                      11,793,781
                                                                  --------------

            BIOTECHNOLOGY--3.0%
      7,200 Cell Genesys, Inc. (c).............................          164,700
      8,600 Collateral Therapeutics (b)(c).....................          149,156
     35,600 Enzon, Inc. (b)....................................        2,208,312
      4,400 Imclone Systems, Inc. (c)..........................          194,838
     23,900 Invitrogen Corp. (b)...............................        2,064,362
     13,600 Protein Design Laboratories, Inc. (b)..............        1,168,325
     74,400 Serologicals Corp. ................................        1,122,975
     69,200 Techne Corp........................................        2,499,850
     11,000 Transkaryotic Therapies, Inc. (b)..................          400,469
                                                                  --------------
                                                                       9,972,987
                                                                  --------------

            BROADCASTING--0.6%
     46,400 Citadel Communications Corp. (b)...................          555,350
     24,500 Entercom Communications Corp. (b)(c)...............          843,719
     10,100 Insight Communications, Inc. (b)...................          237,665
     48,700 Regent Communications, Inc. (b)....................          290,678
                                                                  --------------
                                                                       1,927,412
                                                                  --------------

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            BUILDING & CONSTRUCTION--1.2%
     60,700 Insituform Technologies, Inc. .....................   $    2,422,309
     18,500 Simpson Manufacturing, Inc. (b)....................          943,500
     62,100 Watsco, Inc. ......................................          715,392
                                                                  --------------
                                                                       4,081,201
                                                                  --------------

            BUSINESS SERVICES--6.5%
     24,400 AC Nielson Corp. (b)...............................          884,500
     15,100 Advent Software, Inc. (b)..........................          605,416
     37,700 Bright Horizons Family Solutions (b)...............          970,775
     27,300 ChoicePoint, Inc. (b)(c)...........................        1,789,856
      7,200 Corporate Executive Board Co. (b)..................          284,850
     31,300 Devry, Inc. .......................................        1,181,575
     42,500 F.Y.I., Inc. (b)...................................        1,576,484
     55,800 FactSet Research Systems, Inc......................        2,068,506
     11,300 G & K Services.....................................          318,872
     45,200 Getty Images, Inc. (c).............................        1,443,575
     25,700 Heidrick & Struggles International, Inc. (b)(c)....        1,081,006
     41,400 Iron Mountain, Inc.................................        1,536,975
     37,400 Learning Tree International, Inc. (b)..............        1,862,987
     17,500 Manpower, Inc......................................          665,000
     48,150 Meta Group, Inc. (b)...............................          304,699
     36,300 NCO Group, Inc. (b)(c).............................        1,103,747
     15,700 National Data Corp.................................          575,013
      3,600 Probusiness Services, Inc. (b).....................           95,963
     41,900 Professional Staff, Plc. ..........................          233,069
     13,400 Profit Recovery Group International, Inc. (b)......           85,216
      6,900 Spherion Corp. (b).................................           78,056
     38,800 Teletech Holdings, Inc.............................          714,163
     19,013 Tetra Technologies, Inc. (b).......................          605,445
     20,800 The Bisys Group, Inc. (b)..........................        1,090,700
     22,500 Valassis Communications, Inc.......................          710,156
                                                                  --------------
                                                                      21,866,604
                                                                  --------------

            CHEMICALS--1.3%
     12,500 Cabot Corp. .......................................          329,688
     28,173 Cabot Microelectronics Corp. (b)...................        1,465,876
     25,000 Cambrex Corp. (b)..................................        1,131,250
     21,500 OM Group, Inc. (c).................................        1,174,437
     11,800 Spartech Corp......................................          242,638
                                                                  --------------
                                                                       4,343,889
                                                                  --------------

            COMMUNICATION SERVICES--4.0%
     19,200 Airgate PCS, Inc. (b)(c)...........................          680,400
     24,200 Catalina Marketing Corp. (b)(c)....................          942,288
     22,400 Ceragon Networks, Ltd..............................          268,800
     56,700 Emmis Communications Corp. (b).....................        1,623,037
     10,900 Harte Hanks, Inc...................................          258,194
     72,600 ITC Deltacom (b)(c)................................          391,359

                See accompanying notes to financial statements.

                                     MSF-55

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            COMMUNICATION SERVICE--(CONTINUED)
     39,200 Imax Corp. (c).....................................   $      109,025
     11,200 Jupiter Media Metrix, Inc. (b)(c)..................          104,475
      6,500 Lamar Advertising Co. (c)..........................          251,672
      9,200 LodgeNet Entertainment Corp. (b)...................          162,725
     17,000 Macrovision Corp. (b)..............................        1,258,531
     10,116 Mcleodusa, Inc. (c)................................          142,889
     31,400 Millicom Intl Cellular S.A.........................          719,256
     27,600 Pegasus Communications Corp. (b)(c)................          711,563
     40,100 Price Communications Corp. (b).....................          674,181
     13,300 Scholastic Corp. (b)...............................        1,177,881
     22,800 Time Warner Telecom, Inc. (b)......................        1,445,662
      5,800 True North Communications..........................          246,500
     26,300 Western Multiplex Corp.............................          181,634
     27,500 Western Wireless Corp..............................        1,078,516
     47,200 Westwood One, Inc. (b).............................          911,550
                                                                  --------------
                                                                      13,340,138
                                                                  --------------

            COMMUNICATIONS--3.5%
     33,200 Cal Dive International, Inc. (b)...................          887,062
      7,700 Cooper Cameron Corp. (b)...........................          508,681
     48,725 Dycom Industries, Inc. (b).........................        1,751,055
     73,800 Marine Drilling Co., Inc...........................        1,974,150
     54,900 Patterson Energy, Inc. (b).........................        2,043,309
     33,150 Quanta Services, Inc. (b)..........................        1,067,016
      9,000 Smith International, Inc. (b)......................          671,063
     84,400 UTI Energy Corp. ..................................        2,774,650
                                                                  --------------
                                                                      11,676,986
                                                                  --------------

            COMPUTERS & BUSINESS EQUIPMENT--14.0%
     11,900 AXT, Inc. (b)......................................          393,072
     19,500 Adaptive Broadband Corp. (b).......................          119,742
     20,500 Advanced Fibre Communications (b)..................          370,922
     11,900 Alliance Semiconductor Corp. (b)...................          134,619
     39,000 Alpha Industries, Inc. (c).........................        1,463,719
      3,900 American Tower Corp. (c)...........................          147,713
     35,800 Andrew Corp........................................          779,769
     14,300 Applied Science & Technologies, Inc. ..............          171,153
     87,200 Atmi, Inc. (b).....................................        1,700,400
     33,200 Audio Codes, Ltd...................................          449,238
     11,600 Brooks Automation, Inc. (b)........................          325,163
     13,300 C-Cor.net Corp. (b)................................          129,052
     10,600 Carrier Access Corp. (b)...........................           96,063
     25,700 Commscope, Inc. (b)................................          425,656
     10,900 Concurrent Computer Corp. (b)......................           58,928
     21,100 Copper Mountain Networks, Inc. (c).................          124,622
     20,300 Crown Castle International Corp....................          550,003
     32,600 Cymer, Inc. (b)....................................          838,431
     10,400 Dallas Semiconductor Corp. ........................          266,500
     35,900 Ditech Communications Corp.........................          580,009
     14,000 Emulex Corp........................................        1,118,687
      9,200 Extended Systems, Inc. (b).........................          107,813

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
     23,400 Finisar Corp.......................................   $      677,869
     13,500 Gilat Satellite Networks, Ltd......................          343,406
      9,600 Globespan Semiconductor, Inc. (b)(c)...............          263,700
     65,231 Harmonic, Inc. (c).................................          373,040
     72,500 Integrated Silicon Solution (b)....................        1,044,453
     44,800 Intermediate Telephone, Inc. ......................          346,500
      7,700 International Rectifier Corp. (b)..................          231,000
     15,500 Internet Security Systems, Inc. ...................        1,215,297
     38,200 L-3 Communications Holdings, Inc...................        2,941,400
     50,100 LTX Corp. (b)......................................          649,734
     64,000 Lattice Semiconductor Corp. (b)....................        1,174,000
     40,200 Micrel, Inc. (b)...................................        1,352,981
     18,300 Microchip Technology, Inc. (b).....................          402,028
     23,082 NETIQ Corp. (b)....................................        2,016,068
     78,100 Natural Microsystems Corp. (b).....................          770,017
     35,900 Neon Communications, Inc. (b)......................          232,228
      3,800 Novellus Systems, Inc..............................          136,206
     29,700 Oplink Communications, Inc.........................          537,384
     16,700 Peco II, Inc.......................................          431,591
     56,100 Pericom Semiconductor Corp. (b)....................        1,036,097
     49,500 Plantronics, Inc. (b)..............................        2,326,500
     49,200 Polycom, Inc. (b)..................................        1,591,312
     33,500 Powerwave Technologies, Inc. (b)...................        1,955,562
     48,600 Proxim, Inc. (b)...................................        2,088,281
     13,137 QLogic Corp........................................        1,014,423
     20,400 Sandisk Corp. (b)..................................          566,738
     53,400 Semtech Corp. (b)..................................        1,174,800
     78,700 Silicon Storage Technology, Inc....................          932,103
    101,400 Sonicblue, Inc. (b)................................          415,106
     46,200 Sonicwall, Inc. (b)................................          749,306
     33,400 Spectrasite Holdings, Inc..........................          441,506
     45,000 Spectrian Corp. ...................................          727,031
     11,500 Sun Microsystems, Inc..............................          320,203
      3,000 Terayon Communication Systems......................           12,141
     52,500 Transwitch Corp. (b)...............................        2,055,703
     23,500 TriQuint Semiconductor, Inc. (b)...................        1,027,391
     26,900 Turnstone Systems, Inc.............................          197,127
     41,800 Varian Semiconductor Equipment,
             Inc. (b)..........................................          987,525
     21,800 Viasat, Inc. (b)...................................          289,531
      6,700 Virata Corp. ......................................           73,072
     19,600 Xircom, Inc.  (b)..................................          304,413
     34,730 Zebra Technologies Corp. (b).......................        1,431,527
                                                                  --------------
                                                                      47,207,574
                                                                  --------------
            CONGLOMERATES--0.3%
     22,600 Floware Wireless Systems, Ltd. ....................          265,550
     17,800 Optimal Robotics Corp. (c).........................          597,969
                                                                  --------------
                                                                         863,519
                                                                  --------------
            CONSTRUCTION MATERIALS--0.2%
     13,500 Carlisle Companies, Inc............................          579,656
                                                                  --------------


                See accompanying notes to financial statements.

                                     MSF-56

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            DOMESTIC OIL--3.1%
     54,700 Barrett Resources Corp. (b)........................   $    3,107,644
     79,800 Cabot Oil & Gas Corp. (b)..........................        2,488,762
     34,900 Louis Dreyfus Natural Gas Corp. (b)................        1,598,856
     31,400 National-Oilwell, Inc..............................        1,214,788
     64,200 Tom Brown, Inc. (b)................................        2,108,569
                                                                  --------------
                                                                      10,518,619
                                                                  --------------

            DRUGS & HEALTH CARE--16.5%
     31,400 Advance Paradiam, Inc. (b).........................        1,430,662
     13,900 Affymetrix, Inc. (c)...............................        1,034,247
     29,400 Alkermes, Inc. (c).................................          923,344
     30,700 Alpharma, Inc. (c).................................        1,346,962
     39,900 Ameripath, Inc. (b)................................          999,994
      6,400 Andrx Corp. (b)....................................          370,200
     12,400 Apogent Technologies, Inc..........................          254,200
     15,000 COR Therapeutics, Inc. (b)(c)......................          527,344
     16,800 Celgene Corp.......................................          547,575
     23,373 Cephalon, Inc. (b)(c)..............................        1,479,073
     21,900 Coherent, Inc. (b).................................          712,434
      7,100 Cubist Pharmaceuticals, Inc. (b)...................          209,228
     35,100 Cytyc Corp. (b)....................................        2,193,750
     49,400 Datascope Corp. ...................................        1,695,037
     18,000 Dentsply International, Inc. ......................          705,938
     14,000 Duane Reade, Inc. (b)(c)...........................          427,875
     13,700 Enzo Biochem, Inc. (b)(c)..........................          340,788
      7,200 Exelixis, Inc. (b).................................          105,525
      8,700 Express Scripts, Inc. (b)..........................          889,303
     32,400 First Health Group Corp. (b).......................        1,507,612
      6,500 Forest Laboratories, Inc. (b)......................          863,688
     11,000 Gilead Sciences, Inc. (b)..........................          912,313
    100,600 Hooper Holmes, Inc.................................        1,112,636
     17,100 Human Genome Sciences, Inc. (b)....................        1,185,244
     34,000 ICU Medical, Inc. (b)..............................        1,022,125
     54,700 Incyte Genomics, Inc. (b)(c).......................        1,358,953
     33,900 Inhale Therapeutic Systems, Inc. (b)(c)............        1,696,059
     28,350 KV Pharmaceutical Co. (b)(c).......................          708,750
     56,111 King Pharmaceuticals, Inc. (b).....................        2,900,237
     43,500 Lifepoint Hospitals, Inc. (b)(c)...................        2,185,875
     40,000 Lincare Holdings, Inc. (b).........................        2,281,250
     85,900 Mentor Corp........................................        1,693,841
     10,100 MiniMed, Inc. (b)..................................          424,516
     24,600 Molecular Devices Corp. (b)(c).....................        1,682,794
      7,800 Myriad Genetics, Inc. (b)..........................          645,450
     11,600 Neose Technologies, Inc. (b).......................          382,438
     38,200 Neurocrine Biosciences, Inc. (b)...................        1,264,181
      5,100 Novoste Corp. (b)(c)...............................          139,931
     51,900 Omnicare, Inc......................................        1,122,337
     35,200 Patterson Dental Co................................        1,191,300
     19,800 Polymedica Corp. (b)(c)............................          655,875
     49,950 Province Healthcare Co. (b)(c).....................        1,965,220

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            DRUGS & HEALTH CARE--(CONTINUED)
     32,400 QLT, Inc (c).......................................   $      909,225
     58,100 ReMed, Inc. (b)....................................        2,316,737
     30,062 Shire Pharmaceuticals Group Place (ADR) (b)........        1,380,034
     18,000 Specialty Laboratories, Inc........................          596,250
     12,500 Tanox, Inc. .......................................          489,844
     80,700 Triangle Pharmaceuticals, Inc. (b).................          400,978
     10,600 Trimeris, Inc. (b).................................          583,000
     19,400 Universal Health Services, Inc.
             (Class B) (b).....................................        2,167,950
     24,000 Vical, Inc. (b)....................................          452,250
     28,400 Viropharma, Inc. (b)...............................          410,025
     20,200 Zoll Medical Corp. (b).............................          707,631
                                                                  --------------
                                                                      55,510,028
                                                                  --------------

            ELECTRIC UTILITIES--0.3%
     25,300 Calpine Corp. (b)(c)...............................        1,140,081
                                                                  --------------

            ELECTRICAL EQUIPMENT--3.1%
     36,300 Anaren Microwave, Inc. (b).........................        2,440,041
     51,900 Artesyn Technologies, Inc. (b)(c)..................          836,887
     80,800 Asyst Technologies, Inc. (b).......................        1,083,225
      5,600 Benchmark Electronics, Inc. (b)(c).................          126,350
     26,500 CTS Corp...........................................          965,594
     19,400 Comdisco, Inc......................................          221,888
     47,600 Plexus Corp. (b)(c)................................        1,447,337
     22,400 Power-One, Inc.....................................          881,300
      7,775 Symbol Technologies, Inc...........................          279,900
     41,400 Technitrol, Inc....................................        1,702,575
      6,250 Three Five Systems, Inc. (b).......................          112,500
     12,100 Triumph Group, Inc. (b)............................          496,100
                                                                  --------------
                                                                      10,593,697
                                                                  --------------

            ELECTRONICS--5.3%
     25,400 APA Optics, Inc....................................          169,863
     29,300 Amphenol Corp. (b).................................        1,148,194
      9,418 Applied Micro Circuits Corp........................          707,822
     39,200 Aurora Bioscience Corp. (b)........................        1,233,575
     30,800 Cohu, Inc..........................................          434,088
     26,000 Cree, Inc. (b)(c)..................................          923,812
     21,400 DDi Corp. (b)......................................          585,825
     34,600 Exar Corp. (b).....................................        1,071,519
     29,400 Harman International Industries, Inc...............        1,073,100
     15,500 Hawaiian Electric Industries, Inc. ................          426,734
      3,500 Jabil Circuit, Inc. (b)............................           88,813
     45,600 Kemet Corp. (b)....................................          689,700
     45,200 Kopin Corp. (b)(c).................................          498,612
     33,100 Mettler Toledo International, Inc. (b).............        1,799,812
      6,700 Mips Technologies, Inc. (b)(c).....................          178,597
     14,800 Newport Corp.......................................        1,163,187
     11,600 Pixelworks, Inc. (b)(c)............................          261,000

                See accompanying notes to financial statements.

                                     MSF-57

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            ELECTRONICS--(CONTINUED)
      9,600 Quicklogic Corp. (b)...............................   $       66,900
     24,400 SBS Technologies, Inc. (b).........................          731,237
      5,400 Sanmina Corp. .....................................          413,944
     15,400 Sawtek, Inc. (b)...................................          711,769
     18,400 Sipex Corp. (b)....................................          438,150
      9,300 Spectra Physics Lasers, Inc. (b)...................          234,825
     10,300 Supertex, Inc. (b).................................          203,747
     34,900 Symyx Technologies, Inc. (b).......................        1,257,491
     36,900 Varian, Inc. (b)...................................        1,249,987
                                                                  --------------
                                                                      17,762,303
                                                                  --------------

            FINANCIAL SERVICES--3.3%
     32,700 Affiliated Managers Group, Inc. (b)................        1,794,413
     47,100 Americredit Corp. (b)..............................        1,283,475
     22,800 Eaton Vance Corp...................................          735,300
      3,237 Heller Financial, Inc..............................           99,335
     56,200 Investment Technology Group, Inc. (b)..............        2,346,350
     23,366 Legg Mason, Inc. ..................................        1,273,447
     24,150 Metris Companies, Inc..............................          635,447
     13,200 Nationwide Financial Services, Inc. ...............          627,000
     64,100 Waddell & Reed Financial, Inc......................        2,411,762
                                                                  --------------
                                                                      11,206,529
                                                                  --------------

            FOOD & BEVERAGES--0.6%
      7,200 Delta & Pine Land Co...............................          150,750
     30,900 Dreyer's Grand Ice Cream, Inc......................          999,422
      9,300 Performance Food Group Co. (b).....................          477,497
     10,900 Smithfield Foods, Inc. (b).........................          331,360
      6,150 Wild Oats Markets, Inc. (b)........................           26,522
                                                                  --------------
                                                                       1,985,551
                                                                  --------------

            HOTELS & RESTAURANTS--1.4%
     16,800 Buca, Inc. (b)(c)..................................          246,225
     55,300 CEC Entertainment, Inc. (b)........................        1,887,112
     21,900 International Speedway Corp. (c)...................          841,097
     11,400 P.F. Chang's China Bistro, Inc. (b)(c).............          358,744
     34,050 Rare Hospitality International, Inc. (b)...........          760,805
     33,700 Sonic Corp. (b)....................................          787,737
                                                                  --------------
                                                                       4,881,720
                                                                  --------------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.7%
     11,700 Ethan Allen Interiors, Inc. .......................          391,950
     11,100 Furniture Brands International, Inc. (b)...........          233,794
     11,500 Kaufman & Broad Home Corp. (b).....................          387,406
     30,700 Mohawk Industries, Inc. (b)........................          840,412
     46,000 Topps, Inc. (b)....................................          424,063
                                                                  --------------
                                                                       2,277,625
                                                                  --------------

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            INDUSTRIAL MACHINERY--1.4%
     49,900 Cognex Corp........................................   $    1,100,919
     42,600 Dionex Corp. (b)(c)................................        1,471,031
     27,500 Maverick Tube Corp. (b)............................          622,187
     41,300 Pentair, Inc.......................................          998,944
     26,200 Terex Corp. (b)....................................          424,113
                                                                  --------------
                                                                       4,617,194
                                                                  --------------

            INSURANCE--1.6%
      6,800 Annunity and Life Re (Holdings), Ltd...............          218,025
      7,200 Brown & Brown, Inc. (b)............................          252,000
     11,100 PMI Group, Inc.....................................          751,331
     27,300 Protective Life Corp. (c)..........................          880,425
     27,585 Radian Group, Inc..................................        2,070,599
     29,100 Stancorp Financial Group, Inc. ....................        1,389,525
                                                                  --------------
                                                                       5,561,905
                                                                  --------------

            LEISURE--0.6%
     61,600 Jakks Pacific, Inc. (b)(c).........................          560,175
     52,600 SCP Pool Corp. ....................................        1,579,644
                                                                  --------------
                                                                       2,139,819
                                                                  --------------

            MINING--0.1%
      9,900 Stillwater Mining Co. (b)..........................          389,565
                                                                  --------------

            MISCELLANEOUS--0.0%
      4,964 Catalytica Energy Systems, Inc.....................           85,786
                                                                  --------------

            PETROLEUM SERVICES--0.3%
     12,600 BJ Services Co. ...................................          867,825
                                                                  --------------

            RADIO--0.5%
     30,200 Cox Radio, Inc. ...................................          681,387
      9,800 Radio One, Inc. (b)................................          104,738
     81,800 Radio One, Inc. (Class D) (b)......................          897,244
                                                                  --------------
                                                                       1,683,369
                                                                  --------------

            RAILROADS & EQUIPMENT--0.7%
     78,600 CH Robinson Worldwide..............................        2,473,444
                                                                  --------------

            REAL ESTATE--0.6%
     29,900 Avis Group Holdings, Inc. (b)......................          973,619
     48,400 Catellus Development Corp. (b).....................          847,000
     11,500 Trammell Crow Co. (b)..............................          155,250
                                                                  --------------
                                                                       1,975,869
                                                                  --------------

            REAL ESTATE INVESTMENT TRUST--0.2%
     12,953 Apartment Investment & Management Co. .............          646,840
                                                                  --------------


                See accompanying notes to financial statements.

                                     MSF-58

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            RETAIL--4.3%
     20,600 Ann Taylor Stores Corp. (b)(c).....................   $      513,713
     26,300 Casey's General Stores, Inc........................          391,213
     24,150 Cost Plus, Inc. (b)................................          721,481
     28,450 Dollar Tree Stores, Inc. (b).......................          697,914
     22,700 Family Direct Stores, Inc. (b).....................          486,631
     58,500 Group 1 Automotive, Inc. (b).......................          548,438
     12,336 Insight Enterprises, Inc. (b)......................          221,663
     14,700 Linens 'n Things, Inc. (b).........................          406,088
     24,300 MSC Industrial Direct Co. (b)......................          438,919
     69,350 Men's Wearhouse, Inc. (b)(c).......................        1,889,787
     30,200 Neiman-Marcus Group, Inc. .........................        1,073,987
     52,200 O'Reilly Automotive, Inc. .........................        1,414,294
     31,125 Pacific Sunwear of California (b)(c)...............          796,605
     51,800 Ross Stores, Inc...................................          875,744
     35,500 Talbots, Inc.......................................        1,619,687
     59,500 Tweeter Home Entertainment Group,
             Inc. (b)..........................................          728,875
     45,600 Whitehall Jewellers, Inc. (b)......................          322,050
     35,400 Williams Sonoma, Inc. (b)..........................          708,000
     26,100 Zale Corp. (b).....................................          758,531
                                                                  --------------
                                                                      14,613,620
                                                                  --------------

            SOFTWARE--12.9%
     64,500 Actuate Corp. (b)..................................        1,235,578
     12,800 Affiliated Computer Services, Inc. (b).............          776,800
     36,800 Allaire Corp. (b)..................................          186,875
     17,400 Aspen Technology, Inc. (b).........................          575,287
     28,625 Avocent Corp. (b)..................................          775,559
     53,000 BackWeb Technologies, Ltd. (b).....................          359,406
      8,850 Barra, Inc. (b)....................................          417,886
     21,200 Broadvision, Inc. .................................          250,425
     59,800 Com21, Inc. (b)....................................          284,984
      9,400 Comverse Technology, Inc...........................        1,021,369
     31,600 Concord Communications, Inc. (b)(c)................          276,994
     19,500 Dendrite International, Inc. (c)...................          436,922
     52,800 Diamondcluster International, Inc. (b).............        1,608,750
      7,000 Echelon Corp. (c)..................................          112,656
     11,000 Electronic Arts, Inc. (b) USD .....................          469,219
     21,300 eLoyalty Corp. (b).................................          138,783
     21,300 Embarcadero Technologies, Inc. (b)(c)..............          984,459
      9,900 F5 Networks, Inc. (b)(c)...........................           94,514
     16,600 Fair Issac & Co., Inc..............................          846,600
     16,800 Forrester Research, Inc. (b).......................          840,525
     22,400 Goto.Com, Inc. (b)(c)..............................          164,150
      7,500 HNC Software, Inc. (b)(c)..........................          222,422
     15,600 Jack Henry & Associates, Inc. .....................          968,662
     17,300 Homestore Common, Inc..............................          348,703
     23,275 Hyperion Solutions Corp. (b)(c)....................          360,035
     48,400 Informatica Corp...................................        1,913,312
     19,500 Infousa, Inc. (b)..................................           67,031
      8,800 Interact Commerce Corp. (b)........................           72,050

                                                                     VALUE
   SHARES                                                          (NOTE 1A)

            SOFTWARE--(CONTINUED)
      8,500 Intervoice, Inc. (b)..............................   $       61,094
     26,200 Intranet Solutions, Inc. (b)......................        1,332,106
     47,400 Keane, Inc. (b)...................................          462,150
     59,500 Keynote Systems, Inc. (b).........................          846,016
     35,200 Liberate Technologies (b)(c)......................          478,500
     14,400 Macromedia, Inc. (b)..............................          874,350
     47,000 Manugistics Group, Inc. (b).......................        2,677,531
     30,000 Matrixone, Inc. (b)(c)............................          544,687
     11,700 Mercury Interactive Corp. (b).....................        1,055,559
     15,400 Micromuse, Inc. (b)...............................          929,294
     34,074 National Instruments Corp. (b)....................        1,653,654
     35,250 Netegrity, Inc. (b)...............................        1,915,617
     16,350 Networks Associates, Inc..........................           68,210
      9,600 Nvidia Corp. (c)..................................          315,600
     10,467 Openwave Systems, Inc. (c)........................          498,164
     69,100 Packeteer, Inc. (b)...............................          857,272
     37,925 Peregrine Systems, Inc. (b)(c)....................          747,834
     29,400 Priority Healthcare Corp. (Class B) (b)...........        1,195,294
     18,400 PurchasePro.Com, Inc. (c).........................          321,425
     18,550 Radiant Systems, Inc. (b).........................          379,116
     69,200 Register Common, Inc. (b).........................          486,563
     67,800 Remedy Corp. (b)..................................        1,122,937
     15,500 RSA Security, Inc. ...............................          818,109
      7,200 SeaChange International, Inc. (b).................          145,125
     33,900 Serena Software, Inc. (b).........................        1,160,016
      7,500 Signalsoft Corp...................................           72,891
     64,500 Sybase, Inc. (b)..................................        1,275,891
     10,900 Symantec Corp. (b)................................          362,766
     62,400 THQ, Inc. (b).....................................        1,522,950
     10,100 Titan Corp. (b)...................................          164,125
     44,950 US Internet Working, Inc..........................          223,345
     55,200 Verity, Inc. (b)..................................        1,326,525
     54,500 Webtrends Corp. (b)...............................        1,578,797
     42,200 Zomax Optical Media, Inc. (b).....................          191,878
                                                                 --------------
                                                                     43,475,347
                                                                 --------------

            TRUCKING & FREIGHT FORWARDING--1.3%
     27,700 EGLl, Inc. (b)....................................          658,741
     18,800 Expeditors International Washington,
             Inc. (c).........................................        1,013,437
     49,700 Forward Air Corp. (b).............................        1,863,750
     46,100 UTI Worldwide, Inc................................          907,594
                                                                 --------------
                                                                      4,443,522
                                                                 --------------

            Total Common Stocks
             (Identified Cost $326,091,379)...................      336,578,973
                                                                 --------------

                See accompanying notes to financial statements.

                                     MSF-59

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENT--6.5%

    FACE                                                            VALUE
   AMOUNT                                                         (NOTE 1A)

             MONEY MARKET FUND--6.5%
 $18,093,343 T. Rowe Price Reserve Investment Fund 6.684%,...   $   18,093,343
                                                                --------------
             Total Short Term Investment
              (Identified Cost $18,093,343)..................       18,093,343
                                                                --------------
             Total Investments--106.3%
              (Identified Cost $344,184,722).................      354,672,316
             Other assets less liabilities...................      (17,329,559)
                                                                --------------
             TOTAL NET ASSETS--100%..........................   $  337,342,757
                                                                ==============

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized appreciation on investments based on cost of $346,745,180 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 71,348,489
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (63,421,353)
                                                                   ------------
   Net unrealized appreciation...................................  $  7,927,136
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $29,230,454 with collateral backing valued at $31,013,816.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                     MSF-60

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES         STATEMENT OF OPERATIONS
DECEMBER 31, 2000                         YEAR ENDED DECEMBER 31, 2000

ASSETS
 Investments at value.................................              $354,672,316
 Cash.................................................                         5
 Receivable for:
 Securities sold......................................                 2,154,864
 Fund shares sold.....................................                        19
 Dividends and interest...............................                    98,975
 Collateral for securities loaned.....................                31,013,816
                                                                    ------------
  Total Assets........................................               387,939,995
                                                                    ------------
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $ 6,664,564
 Securities purchased.................................   12,755,618
 Return of collateral for securities loaned...........   31,013,816
 Accrued expenses:
 Management fees......................................      143,014
 Other expenses.......................................       20,226
                                                        -----------
  Total Liabilities...................................                50,597,238
                                                                    ------------
NET ASSETS............................................              $337,342,757
                                                                    ============
Net assets consist of:
 Capital paid in......................................              $303,751,631
 Accumulated net realized gains (losses)..............                23,103,532
 Unrealized appreciation (depreciation) on
  investments.........................................                10,487,594
                                                                    ------------
NET ASSETS............................................              $337,342,757
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($337,342,757 divided by 23,590,894 shares of
 beneficial interest).................................              $      14.30
                                                                    ============
Identified cost of investments........................              $344,184,722
                                                                    ============

INVESTMENT INCOME
 Dividends......................................                $    427,025(a)
 Interest.......................................                     912,429(b)
                                                                ------------
                                                                   1,339,454
                                                                ------------
EXPENSES
 Management fees................................  $  1,749,910
 Directors' fees and expenses...................        11,208
 Custodian......................................       158,274
 Audit and tax services.........................         7,339
 Legal..........................................         2,282
 Printing.......................................        50,034
 Insurance......................................         2,306
 Miscellaneous..................................         1,111
                                                  ------------
 Total expenses before reductions...............     1,982,464
 Expense reductions.............................          (115)    1,982,349
                                                  ------------  ------------
NET INVESTMENT INCOME (LOSS)....................                    (642,895)
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...............................    24,177,061
 Futures transactions--net......................       652,860    24,829,921
                                                  ------------
Unrealized appreciation (depreciation) on:
 Investments--net...............................   (60,938,849)
 Futures transactions--net......................       (66,375)  (61,005,224)
                                                  ------------  ------------
Net gain (loss).................................                 (36,175,303)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................                $(36,818,198)
                                                                ============

(a) Net of foreign taxes of $40.
(b) Income on securities loaned $122,366.

                See accompanying notes to financial statements.

                                     MSF-61

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS



                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       2000           1999
                                                   -------------  ------------
FROM OPERATIONS
 Net investment income (loss)..................... $    (642,895) $   (535,499)
 Net realized gain (loss).........................    24,829,921    15,154,764
 Unrealized appreciation (depreciation)...........   (61,005,224)   43,948,146
                                                   -------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS......................................   (36,818,198)   58,567,411
                                                   -------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares.....................   264,664,213   106,449,937
 Cost of shares redeemed..........................  (160,020,900)  (84,631,672)
                                                   -------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS..............................   104,643,313    21,818,265
                                                   -------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........    67,825,115    80,385,676
NET ASSETS
 Beginning of the year............................   269,517,642   189,131,966
                                                   -------------  ------------
 End of the year.................................. $ 337,342,757  $269,517,642
                                                   =============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 LOSS
 End of the year.................................. $           0  $          0
                                                   =============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares...................    16,617,366     8,499,905
 Issued in reinvestment of distributions..........             0             0
 Redeemed.........................................   (10,157,416)   (6,756,958)
                                                   -------------  ------------
 Net change.......................................     6,459,950     1,742,947
                                                   =============  ============

FINANCIAL HIGHLIGHTS

                                             YEAR ENDED DECEMBER 31,
                                        -------------------------------------
                                          2000      1999      1998    1997(A)
                                        --------  --------  --------  -------
Net asset value, beginning of year....  $  15.73  $  12.29  $  11.88  $ 10.00
                                        --------  --------  --------  -------
Income from investment operations
 Net investment income................     (0.03)    (0.03)     0.00     0.00
 Net realized and unrealized gain
  (loss) on investments...............     (1.40)     3.47      0.41     1.88
                                        --------  --------  --------  -------
 Total from investment operations.....     (1.43)     3.44      0.41     1.88
                                        --------  --------  --------  -------
Net asset value, end of year..........  $  14.30  $  15.73  $  12.29  $ 11.88
                                        ========  ========  ========  =======
 TOTAL RETURN (%).....................      (9.1)     28.0       3.5     18.8(b)
Ratio of operating expenses to average
 net assets before expense reductions
 (%)..................................      0.58      0.61      0.67     0.67(c)
Ratio of operating expenses to average
 net assets after expense
 reductions(%) (d)....................      0.58        --        --       --
Ratio of net investment income to
 average net assets (%)...............     (0.19)    (0.27)    (0.02)    0.01(c)
Portfolio turnover rate (%)...........        68        68        38       13(c)
Net assets, end of year (000).........  $337,343  $269,518  $189,132  $94,020
The ratios of operating expenses to
 average net assets without giving
 effect to the voluntary expense
 agreement would have been (%) (d)....        --        --        --     0.86(c)

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-62

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--91.3% OF TOTAL NET ASSETS

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            AUSTRALIA--2.8%
    170,000 BHP Limited .........................................   $  1,792,848
    488,600 WMC, Ltd. ...........................................      2,081,422
    263,100 Woodside Petroleum ..................................      2,158,602
                                                                    ------------
                                                                       6,032,872
                                                                    ------------

            CANADA--3.8%
     16,477 Alcan Aluminum, Ltd. ................................        563,950
     88,193 BCE, Inc. ...........................................      2,545,329
     42,000 Canadian National Railway Co. .......................      1,241,552
     69,600 Manulife Financial Corp. ............................      2,178,044
     44,135 Nortel Networks Corp. ...............................      1,419,392
                                                                    ------------
                                                                       7,948,267
                                                                    ------------

            FRANCE--5.1%
     49,355 Aventis S.A. ........................................      4,305,389
    870,438 Eurotunnel (c).......................................        866,382
     22,106 STMicroelectronics ..................................        965,225
     13,643 Suez Lyonn de Eaux S.A. .............................      2,491,695
     31,848 Vivendi Universal ...................................      2,096,359
                                                                    ------------
                                                                      10,725,050
                                                                    ------------

            GERMANY--7.3%
      2,543 Allianz Holding AG ..................................        951,807
     61,746 BASF AG .............................................      2,792,871
     68,294 Bayer AG ............................................      3,582,834
     51,848 Deutsche Post AG ....................................      1,115,379
     46,900 Metro AG ............................................      2,193,147
      6,134 Muenchener Ruckverssicherungs AG ....................      2,194,839
     20,164 Siemens AG (c).......................................      2,635,613
                                                                    ------------
                                                                      15,466,490
                                                                    ------------

            HONG KONG--0.6%
    222,000 China Mobile, Ltd. ..................................      1,212,508
        625 New World China La ..................................            178
                                                                    ------------
                                                                       1,212,686
                                                                    ------------

            ITALY--0.5%
     99,500 Mediobanca SpA ......................................      1,128,640
                                                                    ------------

            JAPAN--12.1%
    134,000 Asahi Chemical Industry Co. .........................        771,274
     98,000 Chugai Pharmaceutical Co. (c)........................      1,628,761
     77,000 Daiwa Securities Group, Inc. ........................        803,543
     48,000 Fujitsu .............................................        707,068
     75,000 Matsushita Electric Industry ........................      1,791,025
    150,000 Mitsubishi Estate ...................................      1,600,770
     63,000 Mitsui & Co. ........................................        396,230
    181,000 Mitsui Fudosan Co. ..................................      1,797,017
     58,000 NEC Corp. ...........................................      1,060,357

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            JAPAN--(CONTINUED)
     46,000 Nikko Securities, Ltd. ..............................   $    356,106
        204 Nippon Telegraph & Telephone Corp. ..................      1,468,614
     61,000 Nomura Securities ...................................      1,096,527
         59 NTT, Corp. ..........................................      1,016,707
    325,000 Sakura Bank .........................................      1,961,599
     90,000 Sankyo Co. ..........................................      2,157,103
     19,600 Sony Corp. (c).......................................      1,354,444
    426,000 Teijin ..............................................      2,198,565
    199,000 Toshiba Corp. .......................................      1,329,916
     50,000 Yamanouchi Pharmaceutical ...........................      2,160,602
                                                                    ------------
                                                                      25,656,228
                                                                    ------------

            KOREA--0.6%
     66,540 Korea Electric Power ................................      1,241,379
                                                                    ------------

            SOUTH AFRICA--0.4%
     35,600 De Beers Centenary ..................................        940,928
                                                                    ------------

            SWITZERLAND--3.4%
      1,313 Nestle S.A. .........................................      3,061,965
        769 Novartis AG .........................................      1,359,236
        217 Roche Holdings AG ...................................      2,210,297
        600 Serono S.A. .........................................        577,457
                                                                    ------------
                                                                       7,208,955
                                                                    ------------

            UNITED KINGDOM--17.4%
     56,382 Arm Holdings, Plc. (b)...............................        426,599
    136,345 BOC Group, Plc. .....................................      2,073,426
    125,739 Cable & Wireless ....................................      1,697,799
    184,425 Carlton Communications, Plc. ........................      1,684,959
    131,354 EMI Group, Plc. .....................................      1,080,275
     82,680 Glaxo Smithkline, Plc. ..............................      2,336,634
    213,427 Granada Media, Plc. .................................      1,356,334
    283,767 Great University Stores, Plc. .......................      2,229,785
    366,970 Innogy Holdings .....................................      1,059,050
    269,922 National Grid Group, Plc. ...........................      2,455,994
    366,970 National Power, Plc. ................................      1,377,313
     92,399 Prudential, Plc. ....................................      1,488,029
    115,672 Railtrack Group, Plc. ...............................      1,599,920
    164,762 Reuters Group, Plc. .................................      2,791,357
    187,344 Rio Tinto, Ltd. .....................................      3,299,997
    327,190 Royal & Sun Alliance ................................      2,803,387
    292,570 Scottish Power, Plc. ................................      2,314,269
    326,045 Shell Transportation & Trading Co. ..................      2,676,568
    527,056 Vodafone AirTouch, Plc. .............................      1,934,803
                                                                    ------------
                                                                      36,686,498
                                                                    ------------


                See accompanying notes to financial statements.

                                     MSF-63

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)                BONDS & NOTES--0.2%

                                                                       VALUE
   SHARES                                                            (NOTE 1A)

            UNITED STATES--37.3%
    138,752 AT&T Corp.--Liberty Media............................   $  1,881,824
     56,400 Air Products & Chemicals, Inc........................      2,312,400
     29,400 Amerada Hess Corp....................................      2,148,038
     24,200 America Online, Inc. (b).............................        842,160
     44,500 American Home Products Corp..........................      2,827,975
     49,500 Anadarko Petroleum Corp..............................      3,518,460
     54,800 Anglo Amern Platinum Corp, Ltd
             (ADR) (c)...........................................      2,548,156
     36,700 Aracruz Celulose S.A. ...............................        548,206
    128,800 Barrick Gold Corp. ..................................      2,109,744
     41,400 Boston Properties, Inc...............................      1,800,900
     62,000 Burlington Resources, Inc. ..........................      3,131,000
     24,900 Chubb Corp. .........................................      2,153,850
     30,900 Cinergy Corp.........................................      1,085,363
     41,000 Comcast Corp. (b)....................................      1,711,750
     32,100 Companhia Vale Do Rio Doce...........................        781,596
    105,300 Conoco, Inc. (c).....................................      3,014,213
     21,800 EMC Corp. (b)........................................      1,449,700
     46,400 Edison International, Inc. (c).......................        725,000
     11,200 Electronic Arts, Inc. (b)............................        477,400
     48,300 Electronic Data Systems Corp. .......................      2,789,325
     24,500 Enron Corp...........................................      2,036,563
     41,900 Equity Residential Properties Trust..................      2,317,594
     61,400 Exelon Corp. ........................................      4,310,894
     28,400 Exxon Mobil Corp. ...................................      2,469,025
     35,600 Immunex Corp.........................................      1,446,250
     22,300 Impala Platinum Holdings (ADR) (c)...................      1,136,502
     20,200 International Business Machines......................      1,717,000
     19,400 Intuit, Inc. (b).....................................        765,088
     63,100 Lockheed Martin Corp.................................      2,142,245
     79,100 Newmont Mining Corp. ................................      1,349,644
     24,600 Nextel Communications, Inc. (b)(c)...................        608,850
     24,800 Northrop Grumman Corp................................      2,058,400
     77,700 Parametric Technology Corp. (b)......................      1,044,094
     35,500 Phillips Petroleum Co................................      2,019,063
     14,600 Qualcomm, Inc. (b)...................................      1,199,938
     44,000 SBC Communications, Inc..............................      2,101,000
     25,700 Sabre Holdings Corp. (c).............................      1,108,313
     22,700 St. Paul Companies, Inc..............................      1,232,894
     84,050 Stillwater Mining Co. (b)(c).........................      3,307,365
     49,125 USX-U.S. Steel Group.................................        884,250
     37,200 Unocal Corp..........................................      1,439,175
     80,300 UnumProvident Corp...................................      2,158,063
    114,600 Usec, Inc. ..........................................        494,213
     35,000 Viacom, Inc. (b).....................................      1,636,250
                                                                    ------------
                                                                      78,839,736
                                                                    ------------
            Total Common Stocks
             (Identified Cost $179,408,676)......................    193,087,729
                                                                    ------------

SHORT TERM OBLIGATIONS--3.7%

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FRANCE--0.2%
 $      300 Eurotunnel Finance 1.000%,
             04/30/40 (d) ......................................   $    354,942
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $404,436).........................        354,942
                                                                   ------------


                                                                      VALUE
                                                                    (NOTE 1A)
            REPURCHASE AGREEMENT
 $7,869,000 State Street Corp. Repurchase Agreement dated
             12/29/00 at 5.950% to be repurchased at $7,874,202
             on 1/2/01, collateralized by $7,865,000 U.S.
             Treasury Notes 5.500% due 3/31/03 with a value of
             $8,027,255.........................................   $  7,869,000
                                                                   ------------
            Total Short Term Investment
             (Identified Cost $7,869,000).......................      7,869,000
                                                                   ------------
            Total Investments--95.2%
             (Identified Cost $187,682,112) (a).................    201,311,679
            Other assets less liabilities.......................     10,042,133
                                                                   ------------
            TOTAL NET ASSETS--100%..............................   $211,353,812
                                                                   ============

                See accompanying notes to financial statements.

                                     MSF-64

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

FORWARD CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                            LOCAL                               UNREALIZED
  CURRENCY    DELIVERY    CURRENCY     AGGREGATE              APPRECIATION/
  CONTRACT      DATE       AMOUNT     FACE VALUE  TOTAL VALUE (DEPRECIATION)
Japanese Yen
 (sold)       1/23/2001 1,538,648,676 $14,428,438 $13,516,778   $  911,660
Japanese Yen
 (sold)       1/23/2001   471,196,000   4,400,000   4,139,380      260,620
                                                                ----------
Net Unrealized Appreciation on Forward Currency Contracts...    $1,172,041
                                                                ==========

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized appreciation on investments based on cost of $187,823,629 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $28,844,568
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value............... (15,356,518)
                                                                   -----------
   Net unrealized appreciation.................................... $13,488,050
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $7,973,007 with collateral backing valued at $8,313,469.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the not located in the United States or Canada.

TEN LARGEST INDUSTRY
HOLDINGS AT DECEMBER 31,   PERCENTAGE OF
2000 (UNAUDITED)          TOTAL NET ASSETS
 1. Communication
 Services                       11.8%
 2. Domestic Oil                10.7
 3. Chemicals                    8.5
 4. Mining                       8.4
 5. Insurance                    7.2
 6. Electric Utilities           6.9
 7. Drugs & Health Care          6.8
 8. Computers & Business
 Equipment                       4.9
 9. Gas & Pipeline
 Utilities                       2.1
10. Aerospace & Defense          2.0

                See accompanying notes to financial statements.

                                     MSF-65

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31 2000


ASSETS
 Investments at value..................................             $201,311,679
 Cash..................................................                      756
 Foreign cash at value (Identified cost $8,924,922)....                9,542,512
 Receivable for:
 Securities sold.......................................                1,493,728
 Fund shares sold......................................                       29
 Open forward currency contracts--net..................                1,172,041
 Dividends and interest................................                  193,898
 Foreign taxes.........................................                   71,171
 Collateral for securities loaned......................                8,313,469
                                                                    ------------
  Total Assets.........................................              222,099,283
                                                                    ------------
LIABILITIES
 Payable for:
 Fund shares redeemed..................................  $2,155,757
 Securities purchased..................................     127,252
 Withholding taxes.....................................      14,167
 Return of collateral for securities loaned............   8,313,469
 Accrued expenses:
 Management fees.......................................     107,015
 Other expenses........................................      27,811
                                                         ----------
  Total Liabilities....................................               10,745,471
                                                                    ------------
NET ASSETS.............................................             $211,353,812
                                                                    ============
Net assets consist of:
 Capital paid in.......................................             $175,929,768
 Undistributed net investment income...................                1,787,316
 Accumulated net realized gains (losses)...............               18,215,432
 Unrealized appreciation (depreciation) on investments
  and foreign currency.................................               15,421,296
                                                                    ------------
NET ASSETS.............................................             $211,353,812
                                                                    ============
Computation of offering price:
Net asset value and redemption price per share
 ($211,353,812 divided by 14,458,141 shares of
 beneficial interest)..................................             $      14.62
                                                                    ============
Identified cost of investments.........................             $187,682,112
                                                                    ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.........................................              $ 2,891,831(a)
 Interest..........................................                1,471,154(b)
                                                                 -----------
                                                                   4,362,985
                                                                 -----------
EXPENSES
 Management fees................................... $ 1,213,183
 Directors' fees and expenses......................      11,208
 Custodian.........................................     270,747
 Audit and tax services............................       4,910
 Legal.............................................       2,164
 Printing..........................................      30,771
 Insurance.........................................       2,306
 Miscellaneous.....................................       1,109
                                                    -----------
 Total expenses....................................                1,536,398
                                                                 -----------
NET INVESTMENT INCOME..............................                2,826,587
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..................................  19,635,470
 Foreign currency transactions--net................  (2,348,806)  17,286,664
                                                    -----------
Unrealized appreciation (depreciation) on:
 Investments--net.................................. (24,452,358)
 Foreign currency transactions--net................   1,799,663  (22,652,695)
                                                    -----------  -----------
Net gain (loss)....................................               (5,366,031)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS........................................              ($2,539,444)
                                                                 ===========

(a) Net of foreign taxes of $201,551
(b) Income on securites loaned $37,996

                See accompanying notes to financial statements.

                                     MSF-66

METROPOLITAN SERIES FUND, INC.
SCUDDER GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  2,826,587  $  1,632,668
 Net realized gain (loss)..........................   17,286,664     3,813,779
 Unrealized appreciation (depreciation)............  (22,652,695)   27,185,434
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (2,539,444)   32,631,881
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................      (93,296)     (790,942)
 Net realized gain.................................     (619,020)   (5,024,803)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................     (712,316)   (5,815,745)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   63,833,314    53,572,766
 Reinvestment of distributions.....................      712,316     5,815,745
 Cost of shares redeemed...........................  (21,654,479)  (28,205,223)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   42,891,151    31,183,288
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   39,639,391    57,999,424
NET ASSETS
 Beginning of the year.............................  171,714,421   113,714,997
                                                    ------------  ------------
 End of the year................................... $211,353,812  $171,714,421
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $  1,787,316  $    828,950
                                                    ============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares....................    4,376,289     4,071,297
 Issued in reinvestment of distributions...........       48,923       417,602
 Redeemed..........................................   (1,485,878)   (2,157,996)
                                                    ------------  ------------
 Net change........................................    2,939,334     2,330,903
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                  YEAR ENDED DECEMBER 31,
                            --------------------------------------
                              2000      1999      1998    1997 (A)
                            --------  --------  --------  --------
Net asset value, beginning
 of year..................  $  14.91  $  12.38  $  10.85  $ 10.00
                            --------  --------  --------  -------
Income from investment
 operations
 Net investment income....      0.18      0.14      0.16     0.10
 Net realized and
  unrealized gain (loss)
  on investments..........     (0.42)     2.93      1.57     0.86
                            --------  --------  --------  -------
 Total from Investment
  operations..............     (0.24)     3.07      1.73     0.96
                            --------  --------  --------  -------
Less distributions
 Distributions from net
  investment income.......     (0.01)    (0.07)    (0.16)   (0.10)
 Distributions from net
  realized capital gains..     (0.04)    (0.47)    (0.04)   (0.01)
                            --------  --------  --------  -------
 Total distributions......     (0.05)    (0.54)    (0.20)   (0.11)
                            --------  --------  --------  -------
Net asset value, end of
 year.....................  $  14.62  $  14.91  $  12.38  $ 10.85
                            ========  ========  ========  =======
 TOTAL RETURN (%).........      (1.6)     25.2      16.0      9.6(b)
Ratio of operating
 expenses to average net
 assets (%)...............      0.78      0.87      0.96     0.78(c)
Ratio of net investment
 income to average net
 assets (%)...............      1.43      1.23      1.61     1.66(c)
Portfolio turnover rate
 (%)......................        58        54        51       36(c)
Net assets, end of year
 (000)......................$211,354  $171,714  $113,715  $60,712
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)............        --        --      1.01     1.14(c)

(a) For the period March 3, 1997 (commencement of operations) through December 31, 1997.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-67

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--97.5% OF TOTAL NET ASSETS

                                                                      VALUE
 SHARES                                                             (NOTE 1A)

         AEROSPACE & DEFENSE--5.0%
  21,000 B.F. Goodrich Co.......................................   $   763,875
  25,500 Lockheed Martin Corp...................................       865,725
  23,000 Textron, Inc...........................................     1,069,500
                                                                   -----------
                                                                     2,699,100
                                                                   -----------

         APPAREL & TEXTILES--2.1%
  35,000 Jones Apparel Group, Inc. (b)(c).......................     1,126,563
                                                                   -----------

         AUTOMOBILES--2.3%
   9,000 Daimler Chrysler AG Stuttgart (c)......................       370,800
  37,000 Ford Motor Co..........................................       867,188
                                                                   -----------
                                                                     1,237,988
                                                                   -----------

         BANKS--5.3%
  22,000 Bank One Corp..........................................       805,750
  38,000 Washington Mutual, Inc. (c)............................     2,016,375
                                                                   -----------
                                                                     2,822,125
                                                                   -----------

         BUILDING & CONSTRUCTION--2.4%
  51,000 Masco Corp.............................................     1,310,062
                                                                   -----------

         BUSINESS SERVICES--13.5%
  87,000 Cendant Corp. (b)(c)...................................       837,375
  24,250 Dun & Bradstreet Corp..................................       627,469
  23,000 Electronic Data Systems Corp. .........................     1,328,250
  31,000 Equifax, Inc. .........................................       889,312
  28,000 First Data Corp. ......................................     1,475,250
  34,200 Galileo International, Inc. ...........................       684,000
  34,200 H&R Block, Inc. (c)....................................     1,415,025
                                                                   -----------
                                                                     7,256,681
                                                                   -----------

         COMMUNICATION SERVICES--4.9%
  62,000 Citizens Communications Co. (c)........................       813,750
  10,000 Gannett, Inc. (c)......................................       630,625
  20,500 Knight Ridder, Inc. (c)................................     1,165,937
                                                                   -----------
                                                                     2,610,312
                                                                   -----------

         COMPUTERS & BUSINESS EQUIPMENT--2.1%
  15,000 Teradyne, Inc..........................................       558,750
 121,000 Xerox Corp.............................................       559,625
                                                                   -----------
                                                                     1,118,375
                                                                   -----------

         DRUGS & HEALTH CARE--2.3%
  28,000 Apogent Technologies, Inc. ............................       574,000
  15,000 Chiron Corp. ..........................................       667,500
                                                                   -----------
                                                                     1,241,500
                                                                   -----------

         ELECTRIC UTILITIES--2.4%
  29,000 TXU Corp. (c)..........................................     1,285,063
                                                                   -----------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         ELECTRICAL EQUIPMENT--7.7%
  34,500 Cooper Industries, Inc...................................   $ 1,584,844
  15,500 Eaton Corp...............................................     1,165,406
  29,000 Rockwell International Corp..............................     1,381,125
                                                                     -----------
                                                                       4,131,375
                                                                     -----------

         FINANCIAL SERVICES--1.7%
  35,500 Moody's Corp.............................................       911,906
                                                                     -----------

         FOOD & BEVERAGES--3.7%
  30,000 H.J. Heinz Co............................................     1,423,125
  22,000 Sara Lee Corp............................................       540,375
                                                                     -----------
                                                                       1,963,500
                                                                     -----------

         HOTELS & RESTAURANTS--2.5%
   5,000 Starwood Hotels & Resorts Worldwide, Inc. (Class B)......       176,250
  36,000 Tricon Global Restaurants, Inc. (b)(c)...................     1,188,000
                                                                     -----------
                                                                       1,364,250
                                                                     -----------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--10.0%
  41,000 Black & Decker Corp. (c).................................     1,609,250
  57,300 Fortune Brands, Inc......................................     1,719,000
  30,000 Maytag Corp..............................................       969,375
  46,000 Newell Rubbermaid, Inc. (c)..............................     1,046,500
                                                                     -----------
                                                                       5,344,125
                                                                     -----------

         HOUSEHOLD PRODUCTS--2.1%
  52,500 Dial Corp................................................       577,500
  21,000 Ralston Purina Co........................................       548,625
                                                                     -----------
                                                                       1,126,125
                                                                     -----------

         INDUSTRIAL MACHINERY--1.8%
  31,000 Stanley Works (c)........................................       966,813
                                                                     -----------

         INSURANCE--1.6%
  13,000 MGIC Investment Corp.....................................       876,688
                                                                     -----------

         LEISURE--8.3%
  79,000 Brunswick Corp...........................................     1,298,563
  32,500 Carnival Corp............................................     1,001,406
 147,500 Mattel, Inc..............................................     2,129,900
                                                                     -----------
                                                                       4,429,869
                                                                     -----------

         RETAIL--9.4%
  19,000 CVS Corp.................................................     1,138,812
  99,000 J.C. Penney, Inc.........................................     1,076,625
  54,000 The Kroger Co. (b).......................................     1,461,375
  80,000 Toys "R" Us, Inc. (b)(c).................................     1,335,000
                                                                     -----------
                                                                       5,011,812
                                                                     -----------


                See accompanying notes to financial statements.

                                     MSF-68

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        SOFTWARE--1.6%
 18,000 Sungard Data Systems, Inc.................................   $   848,250
                                                                     -----------

        TELEPHONE--4.8%
 87,000 AT&T Corp. (c)............................................     1,506,187
 80,000 AT&T Corp. (Liberty Media) (b)(c).........................     1,085,000
                                                                     -----------
                                                                       2,591,187
                                                                     -----------
        Total Common Stocks (Identified Cost $48,799,928).........    52,273,669
                                                                     -----------

SHORT TERM INVESTMENTS--7.2%

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)
            REPURCHASE AGREEMENT--7.2%
 $3,842,000 State Street Corp. Repurchase Agreement dated
             12/29/00 at 5.850% to be repurchased at $3,844,497
             on 1/2/01, collateralized by $3,880,000 U.S.
             Treasury Notes 5.500% due 3/31/03 with a value of
             $3,960,044..........................................   $ 3,842,000
                                                                    -----------
            Total Short Term Investment
             (Identified Cost $3,842,000) .......................     3,842,000
                                                                    -----------
            Total Investments--104.7%
             (Identified Cost $52,641,928) (a)...................    56,115,669
            Other assets less liabilities........................   (2,540,732)
                                                                    -----------
            TOTAL NET ASSETS--100%...............................   $53,574,937
                                                                    ===========

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized appreciation on investments based on cost of $53,011,205 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 6,759,946
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (3,655,482)
                                                                   -----------
   Net unrealized appreciation.................................... $ 3,104,464
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $8,094,494 with collateral backing valued at $8,465,500.

                See accompanying notes to financial statements.

                                    MSF-69

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value..................................             $56,115,669
 Cash..................................................                     742
 Receivable for:
 Securities sold.......................................                 895,322
 Dividends and interest................................                  80,086
 Prepaid expense.......................................                   2,306
 Collateral for securities loaned......................               8,465,500
                                                                    -----------
  Total Assets.........................................              65,559,625
                                                                    -----------
LIABILITIES
 Payable for:
 Fund shares redeemed..................................  $1,455,419
 Securities purchased..................................   2,018,779
 Return of collateral for securities loaned............   8,465,500
 Accrued expenses:
 Management fees.......................................      33,072
 Other expenses........................................      11,918
                                                         ----------
  Total Liabilities....................................              11,984,688
                                                                    -----------
NET ASSETS.............................................             $53,574,937
                                                                    ===========
Net assets consist of:
 Capital paid in.......................................             $53,744,564
 Undistributed net investment income...................                  45,558
 Accumulated net realized gains (losses)...............              (3,688,926)
 Unrealized appreciation (depreciation) on investments.               3,473,741
                                                                    -----------
NET ASSETS.............................................             $53,574,937
                                                                    ===========
 Computation of offering price:
 Net asset value and redemption price per share
  ($53,574,937 divided by 5,469,861 shares of
  beneficial interest).................................             $      9.79
                                                                    ===========
Identified cost of investments.........................             $52,641,928
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.............................................            $  904,090(a)
 Interest..............................................               191,064(b)
                                                                   ----------
                                                                    1,095,154
                                                                   ----------
EXPENSES
 Management fees.......................................  $316,530
 Directors' fees and expenses..........................    11,208
 Custodian.............................................    53,648
 Audit and tax services................................     1,983
 Legal.................................................     2,061
 Printing..............................................     6,931
 Insurance.............................................     2,306
 Miscellaneous.........................................     3,599
                                                         --------
  Total expenses before reductions.....................   398,266
 Expense reductions....................................   (39,890)    358,376
                                                         --------  ----------
NET INVESTMENT INCOME..................................               736,778
                                                                   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net......................................            (3,673,250)
Unrealized appreciation (depreciation) on:
 Investments--net......................................             9,121,706
                                                                   ----------
Net gain (loss)........................................             5,448,456
                                                                   ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..            $6,185,234
                                                                   ==========

(a) Net of foreign taxes of $885
(b) Income on securites loaned $6,466

                See accompanying notes to financial statements.

                                     MSF-70

METROPOLITAN SERIES FUND, INC.
HARRIS OAKMARK LARGE CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,
                                                           2000          1999
                                                       ------------  ------------
FROM OPERATIONS
 Net investment income...............................  $   736,778   $   419,140
 Net realized gain (loss)............................   (3,673,250)      537,741
 Unrealized appreciation (depreciation)..............    9,121,706    (5,520,365)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...    6,185,234    (4,563,484)
                                                       -----------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income...............................     (762,922)     (347,438)
 Net realized gain...................................     (497,606)      (55,811)
                                                       -----------   -----------
 TOTAL DISTRIBUTIONS.................................   (1,260,528)     (403,249)
                                                       -----------   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares........................   15,720,860    35,662,800
 Reinvestment of distributions.......................    1,260,528       403,249
 Cost of shares redeemed.............................   (6,708,686)   (1,379,826)
                                                       -----------   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS.......................................   10,272,702    34,686,223
                                                       -----------   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.............   15,197,408    29,719,490
NET ASSETS
 Beginning of the year...............................   38,377,529     8,658,039
                                                       -----------   -----------
 End of the year.....................................  $53,574,937   $38,377,529
                                                       ===========   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.....................................  $    45,558   $    71,178
                                                       ===========   ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares......................    1,825,899     3,507,594
 Issued in reinvestment of distributions.............      133,785        46,565
 Redeemed............................................     (786,900)     (149,821)
                                                       -----------   -----------
 Net change..........................................    1,172,784     3,404,338
                                                       ===========   ===========

FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                                   -------------------------
                                                    2000     1999    1998(A)
                                                   -------  -------  -------
Net asset value, beginning of year................ $  8.93  $  9.70  $10.00
Income from investment operations
 Net investment income............................    0.13     0.10    0.03
 Net realized and unrealized gain (loss) on
  investments.....................................    0.97    (0.78)  (0.30)
                                                   -------  -------  ------
 Total from investment operations.................    1.10    (0.68)  (0.27)
                                                   -------  -------  ------
Less distributions
 Distributions from net investment income.........   (0.14)   (0.08)  (0.03)
 Distributions from net realized capital gains....   (0.10)   (0.01)   0.00
                                                   -------  -------  ------
 Total distributions..............................   (0.24)   (0.09)  (0.03)
                                                   -------  -------  ------
Net asset value, end of year...................... $  9.79  $  8.93  $ 9.70
                                                   =======  =======  ======
 TOTAL RETURN (%).................................    12.4     (6.9)   (2.7)(b)
Ratio of operating expenses to average net assets
 before expense reductions (%)....................    0.94     0.91    0.70 (c)
Ratio of operating expenses to average net assets
 after expense reductions (%) (d).................    0.85       --      --
Ratio of net investment income to average net
 assets (%).......................................    1.74     1.63    2.47 (c)
Portfolio turnover rate (%).......................      82       17       0 (c)
Net assets, end of year (000) .................... $53,575  $38,378  $8,658
The Ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)............      --     1.15    1.79 (c)

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-71

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--90.8% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE & DEFENSE--1.8%
 22,800 General Dynamics Corp. ..................................   $  1,778,400
 19,500 Raytheon Co. ............................................        565,500
                                                                    ------------
                                                                       2,343,900
                                                                    ------------

        AIR TRAVEL--1.9%
 23,300 Continental Airlines, Inc. (Class B) (c).................      1,202,863
 37,000 Southwest Airlines Co. ..................................      1,240,610
                                                                    ------------
                                                                       2,443,473
                                                                    ------------

        AUTO PARTS--1.4%
 73,400 Lear Corp. (b)...........................................      1,821,238
                                                                    ------------

        BANKS--6.0%
 17,600 Astoria Financial Corp. .................................        956,450
 30,500 Golden State Bancorp, Inc. ..............................        958,843
 18,200 Golden West Financial Corp. .............................      1,228,500
 17,200 Greenpoint Financial Corp. ..............................        704,125
 26,500 M&T Bank Corp. (c).......................................      1,802,000
 12,500 Mercantile Bankshares Corp. .............................        538,672
 21,800 Southtrust Corp. ........................................        887,669
 23,200 Valley National Bancorp (c)..............................        772,850
                                                                    ------------
                                                                       7,849,109
                                                                    ------------

        BIOTECHNOLOGY--0.2%
  2,800 Genzyme Corp. (b)(c).....................................        251,738
                                                                    ------------

        BUILDING & CONSTRUCTION--0.9%
 40,400 Crane Co. (c)............................................      1,148,875
                                                                    ------------

        BUSINESS SERVICES--6.4%
 34,800 ChoicePoint, Inc. (b)(c).................................      2,281,575
 56,700 Dun & Bradstreet Corp. (b)...............................      1,467,113
 37,100 H&R Block, Inc. .........................................      1,535,012
 26,800 Iron Mountain, Inc. (c)..................................        994,950
 76,100 Waste Management, Inc. ..................................      2,111,775
                                                                    ------------
                                                                       8,390,425
                                                                    ------------

        CHEMICALS--4.0%
 19,700 Air Products & Chemicals, Inc ...........................        807,700
 40,500 Cabot Corp. .............................................      1,068,187
 15,700 Cytec Industries, Inc. (b)...............................        627,019
 29,900 FMC Corp. (b)............................................      2,143,456
 39,900 Lyondell Chemical Co. ...................................        610,969
                                                                    ------------
                                                                       5,257,331
                                                                    ------------

        COMMUNICATION SERVICES--3.7%
 94,800 A.H. Belo Corp. .........................................      1,516,800
 46,100 Broadwing, Inc. (b)......................................      1,051,656
 10,500 Cablevision Systems Corp. (c)............................        891,844
 22,300 EW Scripps Co. ..........................................      1,402,112
                                                                    ------------
                                                                       4,862,412
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         COMMUNICATIONS--0.8%
  11,800 Tidewater, Inc. ........................................   $    523,625
  11,800 Weatherford International, Inc. (b)(c)..................        557,550
                                                                    ------------
                                                                       1,081,175
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--3.0%
  49,900 Citrix Systems, Inc. (b)(c).............................      1,124,309
  30,400 NCR Corp. ..............................................      1,493,400
  35,400 Teradyne, Inc. .........................................      1,318,650
                                                                    ------------
                                                                       3,936,359
                                                                    ------------

         CONGLOMERATES--0.5%
  25,000 Charles River Laboratories International................        684,375
                                                                    ------------

         COSMETICS & TOILETRIES--0.8%
  32,700 Carter Wallace, Inc. ...................................      1,091,363
                                                                    ------------

         DOMESTIC OIL--7.9%
  13,400 Anadarko Petroleum Corp. ...............................        952,472
  20,700 Apache Corp. ...........................................      1,450,294
  29,500 Burlington Resources, Inc. .............................      1,489,750
  16,000 Coastal Corp. ..........................................      1,413,000
  45,800 Cross Timbers Oil Co. (b)(c)............................      1,270,950
  31,600 EOG Resources, Inc. ....................................      1,728,125
 118,200 Gulf Canada Resources, Ltd. ............................        598,387
  16,500 Louis Dreyfus Natural Gas Corp. (b).....................        755,906
  28,300 USX-Marathon Group......................................        785,325
                                                                    ------------
                                                                      10,444,209
                                                                    ------------

         DRUGS & HEALTH CARE--6.5%
  16,000 Bausch & Lomb, Inc. ....................................        647,000
  21,200 Beckman Coulter, Inc. ..................................        889,075
  87,400 Bergen Brunswig Corp. (b)...............................      1,383,542
  81,200 Health Management Associates (c)........................      1,684,900
  84,400 Omnicare, Inc. .........................................      1,825,150
  33,800 Tenet Healthcare Corp. (b)..............................      1,501,987
   5,400 Wellpoint Health Networks, Inc. (b)(c)..................        622,350
                                                                    ------------
                                                                       8,554,004
                                                                    ------------

         ELECTRIC UTILITIES--6.8%
  30,600 American Electric Power, Inc. (c).......................      1,422,900
  34,600 DPL, Inc. ..............................................      1,148,288
  18,900 Dominion Resources, Inc. ...............................      1,266,300
  32,900 Entergy Corp. ..........................................      1,392,081
  34,337 Exelon Corp. ...........................................      2,410,801
  39,100 Teco Energy, Inc. (c)...................................      1,265,862
                                                                    ------------
                                                                       8,906,232
                                                                    ------------



                See accompanying notes to financial statements.

                                     MSF-72

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRICAL EQUIPMENT--2.8%
 26,400 Cooper Industries, Inc. .................................   $  1,212,750
 38,400 Sensormatic Electronics Corp. (b)(c).....................        770,400
 58,600 Thermo Electron Corp. ...................................      1,743,350
                                                                    ------------
                                                                       3,726,500
                                                                    ------------

        ELECTRONICS--1.8%
 35,000 Arrow Electronics, Inc. .................................      1,001,875
 12,300 Harman International Industries, Inc. ...................        448,950
 26,600 KLA-Tencor Corp. (b).....................................        896,919
                                                                    ------------
                                                                       2,347,744
                                                                    ------------

        FINANCE & BANKING--1.4%
 61,500 Dime Bancorp, Inc. ......................................      1,818,094
                                                                    ------------

        FINANCIAL SERVICES--5.5%
 12,700 A.G. Edwards, Inc. ......................................        602,456
 38,900 Countrywide Credit Industries, Inc. (c)..................      1,954,725
 34,700 Federated Investors, Inc. (Class B)......................      1,010,638
 40,100 John Hancock Financial Services, Inc. (c)................      1,508,762
 14,200 Lehman Brothers Holdings, Inc. ..........................        960,275
 48,100 Moody's Corp. ...........................................      1,235,569
                                                                    ------------
                                                                       7,272,425
                                                                    ------------

        FOOD & BEVERAGES--1.4%
 12,900 Hershey Foods Corp. (c)..................................        830,438
 10,000 William Wringley Jr. Co. (c).............................        958,125
                                                                    ------------
                                                                       1,788,563
                                                                    ------------

        GAS & PIPELINE UTILITIES--1.4%
 12,800 Kinder Morgan, Inc. .....................................        668,000
 38,700 Utilicorp United, Inc. (c)...............................      1,199,700
                                                                    ------------
                                                                       1,867,700
                                                                    ------------

        HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.3%
 45,500 Lennar Corp. ............................................      1,649,375
                                                                    ------------

        INDUSTRIAL MACHINERY--1.5%
 17,200 Danaher Corp. ...........................................      1,176,050
 35,300 Pall Corp. ..............................................        752,331
                                                                    ------------
                                                                       1,928,381
                                                                    ------------

        INSURANCE--8.0%
 34,200 Ace, Ltd. ...............................................      1,451,363
 22,100 Allmerica Financial Corp. ...............................      1,602,250
 16,900 Ambac Financial Group, Inc. .............................        985,481
 22,200 Aon Corp. ...............................................        760,350
 26,400 Loews Corp. .............................................      2,734,050

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INSURANCE--(CONTINUED)
 11,900 MBIA, Inc. ..............................................   $    882,088
 23,700 XL Capital, Ltd. ........................................      2,070,787
                                                                    ------------
                                                                      10,486,369
                                                                    ------------
        LEISURE--0.5%
 22,300 Carnival Corp. (c).......................................        687,119
                                                                    ------------

        PAPER & FOREST--1.4%
 10,400 Bowater, Inc. ...........................................        586,300
 39,700 Georgia-Pacific Corp. (c)................................      1,235,663
                                                                    ------------
                                                                       1,821,963
                                                                    ------------

        RAILROADS & EQUIPMENT--2.8%
 56,200 Burlington Northern Santa Fe Corp. (c)...................      1,591,162
 40,600 GATX Corp. ..............................................      2,024,925
                                                                    ------------
                                                                       3,616,087
                                                                    ------------

        REAL ESTATE--0.7%
 33,400 Indymac Bancorp, Inc. (b)................................        985,300
                                                                    ------------

        REAL ESTATE INVESTMENT TRUST--1.9%
 28,000 Boston Properties, Inc. .................................      1,218,000
 38,700 Equity Office Properties Trust...........................      1,262,587
                                                                    ------------
                                                                       2,480,587
                                                                    ------------

        RETAIL--2.6%
 30,400 Barnes & Noble, Inc. (b).................................        805,600
 28,300 Costco Wholesale Corp. (b)(c)............................      1,131,115
 24,400 Federated Department Stores, Inc. (c)....................        854,000
 51,700 Staples, Inc. ...........................................        612,322
                                                                    ------------
                                                                       3,403,037
                                                                    ------------

        SOFTWARE--3.2%
 37,200 Cadence Design Systems, Inc. (c).........................      1,023,000
 14,000 DST Systems, Inc. (b)....................................        938,000
 50,100 Mentor Graphics Corp. (b)(c).............................      1,373,053
 19,900 Sungard Data Systems, Inc. (b)...........................        937,788
                                                                    ------------
                                                                       4,271,841
                                                                    ------------
        Total Common Stocks
         (Identified Cost $102,849,922)..........................    119,217,303
                                                                    ------------

                See accompanying notes to financial statements.

                                     MSF-73

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENT--12.7%

                                                                     VALUE
 FACE AMOUNT                                                       (NOTE 1A)
             REPURCHASE AGREEMENT--12.7%
 $16,725,000 State Street Corp. Repurchase Agreement dated
              12/29/00 at 4.250% to be
              repurchased at $6,728,176 on 1/2/01,
              collateralized by $6,790,000 U.S. Treasury Notes
              5.500% due 3/31/03 with a value of $6,930,078....   $ 16,725,000
                                                                  ------------
             Total Short Term Investment
              (Identified Cost $16,725,000)....................     16,725,000
                                                                  ------------
             Total Investments--103.5%
              (Identified Cost $119,574,922) (a)...............    135,942,303
             Other assets less liabilities.....................     (4,586,128)
                                                                  ------------
             TOTAL NET ASSETS--100%............................   $131,356,175
                                                                  ============

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized appreciation on investments based on cost of $120,319,734 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $16,263,736
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value...............    (641,167)
                                                                   -----------
   Net unrealized appreciation.................................... $15,622,569
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $11,772,918 with collateral backing valued at $12,230,244.

                See accompanying notes to financial statements.

                                     MSF-74

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $135,942,303
 Cash.................................................                      285
 Receivable for:
 Securities sold......................................                  616,820
 Dividends and interest...............................                   59,591
 Collateral for securities loaned.....................               12,230,244
                                                                   ------------
  Total Assets........................................              148,849,243
                                                                   ------------
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $1,174,370
 Securities purchased.................................   4,002,380
 Return of collateral for securities loaned...........  12,230,244
 Accrued expenses:
 Management fees......................................      71,243
 Other expenses.......................................      14,831
                                                        ----------
  Total Liabilities...................................               17,493,068
                                                                   ------------
NET ASSETS............................................             $131,356,175
                                                                   ============
Net assets consist of:
 Capital paid in......................................             $115,635,480
 Undistributed net investment income..................                      558
 Accumulated net realized gains
  (losses)............................................                 (647,244)
 Unrealized appreciation (depreciation) on
  investments.........................................               16,367,381
                                                                   ------------
NET ASSETS............................................             $131,356,175
                                                                   ============
Computation of offering price:
 Net asset value and redemption price per share
  ($131,356,175 divided by 8,860,609 shares of
  beneficial interest)................................             $      14.82
                                                                   ============
Identified cost of investments........................             $119,574,922
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends...........................................            $   566,632(a)
 Interest............................................                269,178(b)
                                                                 -----------
                                                                     835,810
                                                                 -----------
EXPENSES
 Management fees.....................................  $438,080
 Director's fees and expenses........................    11,208
 Custodian...........................................    86,555
 Audit and tax services..............................     3,312
 Legal...............................................     2,056
 Printing............................................    10,614
 Insurance...........................................     2,306
 Miscellaneous.......................................     1,110
                                                       --------
 Total expenses before reductions....................   555,241
 Expense reductions..................................   (76,240)     479,001
                                                       --------  -----------
NET INVESTMENT INCOME................................                356,809
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................              2,890,701
Unrealized appreciation (depreciation) on:
 Investments--net....................................             14,772,481
                                                                 -----------
Net gain (loss)......................................             17,663,182
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................            $18,019,991
                                                                 ===========

(a) Net of foreign taxes of $185.
(b) Income on securites loaned $8,296.

                See accompanying notes to financial statements.

                                     MSF-75

METROPOLITAN SERIES FUND, INC.
NEUBERGER BERMAN PARTNERS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         2000          1999
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................. $    356,809  $   207,729
 Net realized gain (loss)...........................    2,890,701    1,677,956
 Unrealized appreciation (depreciation).............   14,772,481    1,326,549
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..   18,019,991    3,212,234
                                                     ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................     (294,983)    (211,948)
 Net realized gain..................................   (3,976,535)  (1,504,168)
                                                     ------------  -----------
 TOTAL DISTRIBUTIONS................................   (4,271,518)  (1,716,116)
                                                     ------------  -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares.......................   79,643,229   34,370,959
 Reinvestment of distributions......................    4,271,518    1,716,116
 Cost of shares redeemed............................   (5,029,034)  (7,508,299)
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS................................   78,885,713   28,578,776
                                                     ------------  -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS............   92,634,185   30,074,894
NET ASSETS
 Beginning of the year..............................   38,721,989    8,647,095
                                                     ------------  -----------
 End of the year.................................... $131,356,175  $38,721,989
                                                     ============  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year.................................... $        558  $     9,705
                                                     ============  ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares.....................    5,734,840    2,925,876
 Issued in reinvestment of distributions............      287,163      149,485
 Redeemed...........................................     (395,995)    (646,487)
                                                     ------------  -----------
 Net change.........................................    5,626,008    2,428,874
                                                     ============  ===========

FINANCIAL HIGHLIGHTS

                             YEAR ENDED DECEMBER 31,
                            ---------------------------
                              2000     1999    1998 (A)
                            --------  -------  --------
Net asset value, beginning
 of year..................  $  11.97  $ 10.73   $10.00
                            --------  -------   ------
Income from investment
 operations
 Net investment income....      0.04     0.06     0.03
 Net realized and
  unrealized gain (loss)
  on investments..........      3.35     1.80     0.71
                            --------  -------   ------
 Total from investment
  operations..............      3.39     1.86     0.74
                            --------  -------   ------
Less distributions
 Distributions from net
  investment income.......     (0.04)   (0.07)   (0.01)
 Distributions from net
  realized capital gains..     (0.50)   (0.55)    0.00
                            --------  -------   ------
 Total distributions......     (0.54)   (0.62)   (0.01)
                            --------  -------   ------
Net asset value, end of
 year.....................  $  14.82  $ 11.97   $10.73
                            ========  =======   ======
 TOTAL RETURN (%).........      28.3     17.6      7.4 (b)
Ratio of operating
 expenses to average net
 assets before expense
 reductions (%)...........      0.89     0.72     0.68 (c)
Ratio of operating
 expenses to average net
 assets after expense
 reductions (%) (d).......      0.76      --       --
Ratio of net investment
 income to average net
 assets (%)...............      0.58     0.86     2.61 (c)
Portfolio turnover rate
 (%)......................       207      134       21 (c)
Net assets, end of year
 (000)......................$131,356  $38,722   $8,647
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)............        --     1.18     1.86 (c)

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-76

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--94.9% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AEROSPACE & DEFENSE--0.5%
  10,700 United Technologies Corp................................   $    841,288
                                                                    ------------

         BANKS--6.7%
  29,300 Bank of New York Co., Inc. .............................      1,616,994
  21,250 Chase Manhattan Corp. ..................................        965,547
 105,015 Citigroup, Inc. ........................................      5,362,328
  24,900 Firstar Corp. ..........................................        578,925
  37,000 Mellon Financial Corp...................................      1,819,937
  31,000 Wells Fargo & Co. ......................................      1,726,313
                                                                    ------------
                                                                      12,070,044
                                                                    ------------

         BROADCASTING--0.2%
  14,800 Infinity Broadcasting Corp. (b).........................        413,475
                                                                    ------------

         BUSINESS SERVICES--3.8%
  31,100 Automatic Data Processing, Inc. ........................      1,969,019
  34,500 Concord EFS, Inc. (b)(c)................................      1,515,844
  62,400 First Data Corp. .......................................      3,287,700
                                                                    ------------
                                                                       6,772,563
                                                                    ------------

         COMMUNICATION SERVICES--5.0%
  24,400 Asia Global Crossing, Ltd. .............................        160,125
  36,100 China Unicom, Ltd. (ADR) (c)............................        532,475
  25,300 Clear Channel Communications (b)........................      1,225,469
  41,900 Comcast Corp. (b).......................................      1,748,016
  16,000 Fox Entertainment Group, Inc. ..........................        286,000
  23,100 Nextel Communications, Inc. (b).........................        571,003
  15,400 Omnicom Group, Inc......................................      1,276,275
  13,000 SBC Communications, Inc. ...............................        620,750
  41,662 Viacom, Inc. (b)........................................      1,947,698
  32,000 XO Communications, Inc. (c).............................        571,000
                                                                    ------------
                                                                       8,938,811
                                                                    ------------

         COMMUNICATIONS--0.6%
  52,300 Exodus Communications, Inc..............................      1,044,366
                                                                    ------------

         COMPUTERS & BUSINESS EQUIPMENT--9.1%
  34,400 Altera Corp.............................................        906,225
  23,400 Analog Devices, Inc. (b)................................      1,197,787
 107,100 Cisco Systems, Inc. (b).................................      4,096,575
  58,400 Crown Castle International Corp. (c)....................      1,582,275
  49,800 Dell Computer Corp. (b).................................        869,944
  21,400 EMC Corp. (b)...........................................      1,423,100
  18,300 Hewlett Packard Co. ....................................        577,594
   7,600 Juniper Networks, Inc. .................................        958,550
  49,100 LSI Logic Corp. (c).....................................        839,119
  32,800 Nokia Corp. (ADR).......................................      1,426,800
   4,100 QLogic Corp. ...........................................        316,597
  14,800 Sun Microsystems, Inc. .................................        412,088
  24,100 Texas Instruments, Inc. ................................      1,141,737
  12,500 Xilinx, Inc. (b)........................................        578,906
                                                                    ------------
                                                                      16,327,297
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         CONGLOMERATES--3.0%
  74,500 General Electric Co.....................................   $  3,571,344
  31,800 Tyco International, Ltd. ...............................      1,764,900
                                                                    ------------
                                                                       5,336,244
                                                                    ------------

         COSMETICS & TOILETRIES--0.2%
  11,600 Gillette Co. ...........................................        419,050
                                                                    ------------

         DOMESTIC OIL--3.4%
  25,700 Chevron Corp. ..........................................      2,170,044
  20,708 Exxon Mobil Corp. ......................................      1,800,302
  35,200 Royal Dutch Petroleum Co. (ADR).........................      2,131,800
                                                                    ------------
                                                                       6,102,146
                                                                    ------------

         DRUGS & HEALTH CARE--13.7%
   1,100 Allergan, Inc. .........................................        106,494
  35,600 American Home Products Corp. ...........................      2,262,380
   6,900 Amgen, Inc. (b).........................................        441,384
   8,700 Applera Corp. (b).......................................        818,344
  30,200 Baxter International, Inc. .............................      2,667,037
  12,300 Bristol-Myers Squibb Co.................................        909,431
  11,300 Genentech, Inc. (c).....................................        920,950
   1,200 IDEC Pharmaceuticals Corp. (c)..........................        227,438
   7,500 Immunex Corp............................................        304,922
  24,000 Johnson & Johnson.......................................      2,521,500
  17,300 Medimmune, Inc. ........................................        825,534
  12,400 Merck & Co, Inc.........................................      1,160,950
 115,050 Pfizer, Inc. ...........................................      5,292,300
  22,681 Pharmacia Corp..........................................      1,383,541
  22,200 Schering-Plough Corp. ..................................      1,259,850
  40,000 UnitedHealth Group, Inc. ...............................      2,455,000
   9,900 Wellpoint Health Networks, Inc. (b).....................      1,140,975
                                                                    ------------
                                                                      24,698,030
                                                                    ------------

         ELECTRONICS--8.2%
  24,200 Applied Materials, Inc. (b).............................        924,138
  10,300 Applied Micro Circuits Corp. ...........................        774,109
  31,600 Corning, Inc. ..........................................      1,668,875
  77,300 Flextronics International, Ltd. (b)(c)..................      2,203,050
  38,800 Honeywell International, Inc. ..........................      1,835,725
  26,100 Intel Corp. ............................................        784,631
   4,300 JDS Uniphase Corp. (c)..................................        178,988
  26,900 KLA-Tencor Corp. (b)....................................        907,034
  11,900 Maxim Integrated Products, Inc. (b).....................        568,597
   8,600 SDL, Inc. (c)...........................................      1,275,756
  68,900 Solectron Corp..........................................      2,335,710
  15,800 Waters Corp.............................................      1,319,300
                                                                    ------------
                                                                      14,775,913
                                                                    ------------

         FINANCIAL SERVICES--9.7%
  25,800 Capital One Financial Corp. ............................      1,697,962
  85,900 Federal Home Loan Mortgage Corp. .......................      5,916,362

                See accompanying notes to financial statements.

                                     MSF-77

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         FINANCIAL SERVICES--(CONTINUED)
  34,700 Federal National Mortgage Association...................   $  3,010,225
   3,200 Goldman Sachs Group, Inc................................        342,200
  19,700 Hartford Financial Services Group, Inc. ................      1,391,313
  19,500 Morgan Stanley Dean Witter & Co.........................      1,545,375
  36,000 Providian Financial Corp. ..............................      2,070,000
   7,000 State Street Corp. .....................................        869,470
  18,100 Stilwell Financial, Inc. ...............................        713,819
                                                                    ------------
                                                                      17,556,726
                                                                    ------------

         FOOD & BEVERAGES--1.8%
  28,400 Coca Cola Co............................................      1,730,625
  32,500 PepsiCo, Inc. ..........................................      1,610,781
                                                                    ------------
                                                                       3,341,406
                                                                    ------------

         FOREIGN CORPORATE--4.8%
 133,900 China Mobile, Ltd., (HKD)...............................        731,328
   3,323 Fairfax Financial Holdings, Ltd. (c), (CAD).............        506,102
  24,000 Furukawa Electric Co., Ltd., (JPY)......................        418,824
  19,900 Granada Compass, Plc., (GBP)............................        216,776
 118,100 Hutchison Whampoa, Ltd., (HKD)..........................      1,472,521
  23,034 Koninklijke Philips Electronics NV, (EUR)...............        843,961
  16,200 Nortel Networks Corp., (CAD)............................        519,413
  23,600 Randstad Holding NV, (EUR)..............................        346,810
   2,800 Samsung Electronics Co., Ltd., (KRW)....................        349,723
  12,100 Sony Corp., (JPY).......................................        836,162
 489,483 Vodafone AirTouch, Plc., (GBP)..........................      1,796,874
  50,200 WPP Group, Plc., (GBP)..................................        654,559
                                                                    ------------
                                                                       8,693,053
                                                                    ------------

         GAS & PIPELINE UTILITIES--0.4%
  11,200 El Paso Energy Corp. (c)................................        802,200
                                                                    ------------

         HOTELS & RESTAURANTS--0.5%
  25,900 Starwood Hotels & Resorts Worldwide, Inc. (Class B).....        912,975
                                                                    ------------

         INDUSTRIAL MACHINERY--0.9%
  23,400 Danaher Corp. ..........................................      1,599,975
                                                                    ------------

         INSURANCE--3.4%
  57,500 Ace, Ltd. ..............................................      2,440,156
  11,600 Ambac Financial Group, Inc. ............................        676,425
  14,500 Loews Corp..............................................      1,501,656
   5,600 Marsh & McLennan Companies, Inc. .......................        655,200
  15,700 Mutual Risk Management, Ltd. ...........................        238,444
  10,500 PartnerRe, Ltd. ........................................        640,500
                                                                    ------------
                                                                       6,152,381
                                                                    ------------

         INTERNET--1.0%
  50,800 America Online, Inc. (b)................................      1,767,840
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        LEISURE--0.4%
 22,800 The Walt Disney Co.......................................   $    659,775
                                                                    ------------

        PETROLEUM SERVICES--1.7%
 60,900 Baker Hughes, Inc. ......................................      2,531,156
 10,200 Transocean Sedco Forex, Inc. ............................        469,200
                                                                    ------------
                                                                       3,000,356
                                                                    ------------

        RETAIL--7.3%
 30,800 CVS Corp.................................................      1,846,075
 38,650 Home Depot, Inc. ........................................      1,765,822
 35,600 Safeway, Inc. (b)........................................      2,225,000
 42,400 Sysco Corp...............................................      1,272,000
 24,500 Target Corp. ............................................        790,125
  5,100 The Gap, Inc. ...........................................        130,050
 83,700 The Kroger Co. (b).......................................      2,265,131
 44,400 Wal-Mart Stores, Inc. ...................................      2,358,750
 23,900 Wal-Mart de Mexico S.A. (ADR) (c)........................        475,586
                                                                    ------------
                                                                      13,128,539
                                                                    ------------

        SOFTWARE--5.7%
  9,200 Ariba, Inc. (c)..........................................        493,637
  2,400 Check Point Software Technologies, Ltd. (c)..............        320,625
 19,300 Electronic Arts, Inc. (b)................................        823,266
 22,300 Macromedia, Inc. (b).....................................      1,354,028
 63,300 Microsoft Corp. (b)......................................      2,747,616
 53,600 Oracle Corp..............................................      1,557,750
 17,100 Siebel Systems, Inc. (b).................................      1,155,853
 11,800 VeriSign, Inc. (b)(c)....................................        874,675
 11,050 Veritas Software Corp. (b)...............................        967,220
                                                                    ------------
                                                                      10,294,670
                                                                    ------------

        TELEPHONE--1.4%
 82,600 AT&T Corp. (Liberty Media) (b)...........................      1,120,262
 41,400 Sprint Corp. (PCS Group) (b)(c)..........................        846,113
 43,200 Worldcom, Inc. ..........................................        607,500
                                                                    ------------
                                                                       2,573,875
                                                                    ------------

        TOBACCO--1.5%
 61,800 Philip Morris Companies, Inc. ...........................      2,719,200
                                                                    ------------
        Total Common Stocks
         (Identified Cost $172,381,828)..........................    170,942,198
                                                                    ------------

                See accompanying notes to financial statements.

                                     MSF-78

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENTS--6.0%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)
            MONEY MARKET FUND--4.5%
 $8,162,371 T. Rowe Price Reserve Investment Fund 6.656%,......   $  8,162,371
                                                                  ------------

            REPURCHASE AGREEMENT--1.5%
  2,656,000 State Street Corp. Repurchase Aggreement dated
             12/29/00 at 3.500% to be repurchased at $2,657,033
             on 1/2/01, collateralized by $2,685,000 U.S.
             Treasury Notes 5.500% due 3/31/03 with a
             value of $2,740,392...............................      2,656,000
                                                                  ------------
            Total Short Term Investments
             (Identified Cost $10,818,371).....................     10,818,371
                                                                  ------------
            Total Investments--100.9%
             (Identified Cost $183,200,199) (a)................    181,760,569
            Other assets less liabilities......................     (1,688,522)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $180,072,047
                                                                  ============

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized appreciation on investments based on cost of $184,626,090 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 19,505,083
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (22,370,604)
                                                                   ------------
   Net unrealized depreciation...................................  $ (2,865,521)
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $5,015,256 with collateral backing valued at $5,241,098.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.
CAD-- Canadian Dollar
EUR-- Euro Currency
GBP-- Pound Sterling
HKD-- Hong Kong Dollar
KRW-- South Korean Won
JPY-- Japanese Yen

                See accompanying notes to financial statements.

                                     MSF-79

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $181,760,569
 Cash.................................................                      976
 Receivable for:
 Securities sold......................................                  229,181
 Fund shares sold.....................................                    2,096
 Dividends and interest...............................                  170,069
 Foreign taxes........................................                      904
 Collateral for securities loaned.....................                5,241,098
                                                                   ------------
  Total Assets........................................              187,404,893
                                                                   ------------
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $  786,802
 Securities purchased.................................   1,187,918
 Open forward currency contracts--net.................       1,205
 Withholding taxes....................................         557
 Return of collateral for securities loaned...........   5,241,098
 Accrued expenses:
 Management fees......................................      94,514
 Other expenses.......................................      20,752
                                                        ----------
  Total Liabilities...................................                7,332,846
                                                                   ------------
NET ASSETS............................................             $180,072,047
                                                                   ============
Net assets consist of:
 Capital paid in......................................             $185,094,194
 Undistributed net investment income..................                    8,851
 Accumulated net realized gains (losses)..............               (3,591,491)
 Unrealized appreciation (depreciation) on investments
  and foreign currency................................               (1,439,507)
                                                                   ------------
NET ASSETS............................................             $180,072,047
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($180,072,047 divided by 13,921,513 shares of
 beneficial interest).................................             $      12.93
                                                                   ============
Identified cost of investments........................             $183,200,199
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends........................................               $   845,643(a)
 Interest.........................................                   410,424(b)
                                                                 -----------
                                                                   1,256,067
                                                                 -----------
EXPENSES
 Management fees..................................  $   803,995
 Directors' fees and expenses.....................       11,208
 Custodian........................................      131,304
 Audit and tax services...........................        4,212
 Legal............................................        2,108
 Printing.........................................       18,811
 Insurance........................................        2,306
 Miscellaneous....................................        1,150
                                                    -----------
 Total expenses before reductions.................      975,094
 Expense reductions...............................       (4,904)     970,190
                                                    -----------  -----------
NET INVESTMENT INCOME.............................                   285,877
                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net.................................    1,157,532
 Foreign currency transactions--net...............      (15,869)   1,141,663
                                                    -----------
 Unrealized appreciation (depreciation) on:
 Investments--net.................................   (8,046,622)
 Foreign currency transactions--net...............          151   (8,046,471)
                                                    -----------  -----------
Net gain (loss)...................................                (6,904,808)
                                                                 -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.......................................               $(6,618,931)
                                                                 ===========

(a) Net of foreign taxes of $13,782.
(b) Income on securites loaned $10,686.

                See accompanying notes to financial statements.

                                     MSF-80

METROPOLITAN SERIES FUND, INC.
T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     DECEMBER 31,  DECEMBER 31,
                                                         2000          1999
                                                     ------------  ------------
FROM OPERATIONS
 Net investment income.............................. $    285,877  $    60,070
 Net realized gain (loss)...........................    1,141,663      711,764
 Unrealized appreciation (depreciation).............   (8,046,471)   6,200,705
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..   (6,618,931)   6,972,539
                                                     ------------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income..............................     (263,365)    (114,084)
 Net realized gain..................................   (5,319,777)     (88,107)
                                                     ------------  -----------
 TOTAL DISTRIBUTIONS................................   (5,583,142)    (202,191)
                                                     ------------  -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares.......................  139,713,180   38,762,034
 Reinvestment of distributions......................    5,583,142      202,191
 Cost of shares redeemed............................   (4,423,718)  (1,072,755)
                                                     ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS................................  140,872,604   37,891,470
                                                     ------------  -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ...........  128,670,531   44,661,818
NET ASSETS
 Beginning of the year..............................   51,401,516    6,739,698
                                                     ------------  -----------
 End of the year.................................... $180,072,047  $51,401,516
                                                     ============  ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year.................................... $      8,851  $   (52,538)
                                                     ============  ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares.....................   10,052,383    3,299,088
 Issued in reinvestment of distributions............      421,113       15,723
 Redeemed...........................................     (385,404)     (92,895)
                                                     ------------  -----------
 Net change.........................................   10,088,092    3,221,916
                                                     ============  ===========

FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                                   --------------------------
                                                     2000     1999    1998(A)
                                                   --------  -------  -------
Net asset value, beginning of year...............  $  13.41  $ 11.02  $10.00
                                                   --------  -------  ------
Income from investment operations
 Net investment income...........................      0.03     0.02    0.01
 Net realized and unrealized gain (loss) on
  investments....................................     (0.09)    2.43    1.02
                                                   --------  -------  ------
 Total from investment operations................     (0.06)    2.45    1.03
                                                   --------  -------  ------
Less distributions
 Distributions from net investment income........     (0.02)   (0.03)  (0.01)
 Distributions from net realized capital gains...     (0.40)   (0.03)   0.00
                                                   --------  -------  ------
 Total distributions.............................     (0.42)   (0.06)  (0.01)
                                                   --------  -------  ------
Net asset value, end of year.....................  $  12.93  $ 13.41  $11.02
                                                   ========  =======  ======
 TOTAL RETURN (%)................................      (0.4)    22.2    10.3 (b)
Ratio of operating expenses to average net assets
 before expense reductions (%)...................      0.78     0.87    0.50 (c)
Ratio of operating expenses to average net assets
 after expense reductions(%) (d).................      0.77      --      --
Ratio of net investment income to average net
 assets (%)......................................      0.23     0.23    0.93 (c)
Portfolio turnover rate (%)......................        62       46       6 (c)
Net assets, end of year (000)....................  $180,072  $51,402  $6,740
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%)...........        --     1.31    2.62 (c)

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                See accompanying notes to financial statements.

                                     MSF-81

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--100.4% OF TOTAL NET ASSETS


    FACE                                                            VALUE
   AMOUNT                                                         (NOTE 1A)

            AEROSPACE & DEFENSE--0.2%
 $  233,000 Raytheon Co. 6.750%, 08/15/07.....................   $    231,607
                                                                 ------------

            AIR TRAVEL--0.5%
    500,000 Delta Air Lines, Inc. 7.700%, 12/15/05............        498,295
    300,000 Delta Air Lines, Inc. 9.750%, 05/15/21............        300,834
                                                                 ------------
                                                                      799,129
                                                                 ------------

            AUTO PARTS--0.2%
    300,000 Delphi Automotive Systems Corp. 7.125%, 05/01/29..        255,675
                                                                 ------------

            AUTOMOBILES--0.9%
    350,000 Daimler Chrysler North America 8.000%, 06/15/10...        351,999
    400,000 Ford Motor Co. 7.250%, 10/01/08...................        395,536
    250,000 Ford Motor Co. 6.500%, 08/01/18...................        219,937
    500,000 Ford Motor Co. 6.375%, 02/01/29...................        404,380
                                                                 ------------
                                                                    1,371,852
                                                                 ------------

            BANKS--0.3%
    250,000 Chase Commercial Mortgage Secs Corp. 6.390%,
             11/18/08.........................................        250,943
    250,000 First Union Lehman Brothers Bank 6.560%, 11/18/08.        252,927
                                                                 ------------
                                                                      503,870
                                                                 ------------

            COLLATERALIZED MORTGAGE OBLIGATIONS--0.5%
    250,000 LB Commercial Conduit Mortgage Trust 6.210%,
             10/15/08.........................................        247,210
    400,000 Structured Asset Securities Corp.
             6.950%, 03/12/07.................................        410,568
                                                                 ------------
                                                                      657,778
                                                                 ------------

            COMMUNICATION SERVICES--0.5%
    250,000 Comcast Cable Communications 8.375%, 05/01/07.....        271,215
    418,000 Time Warner, Inc. 9.125%, 01/15/13................        485,850
                                                                 ------------
                                                                      757,065
                                                                 ------------

            COMPUTERS & BUSINESS EQUIPMENT--0.3%
    425,000 International Business Machines Corp.
             8.375%, 11/01/19.................................        480,033
                                                                 ------------

            COSMETICS & TOILETRIES--0.3%
    400,000 Procter & Gamble Co. 6.600%, 12/15/04 (c).........        410,776
                                                                 ------------

            DRUGS & HEALTH CARE--0.1%
    145,000 Abbott Laboratories 5.600%, 10/01/03..............        144,145
                                                                 ------------

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            ELECTRIC UTILITIES--1.3%
 $  200,000 Coastal Corp. 7.750%, 10/15/35.......................   $    197,088
    235,000 Commonwealth Edison Co. 6.400%, 10/15/05.............        232,478
    150,000 Consolidated Edison Co. 6.450%, 12/01/07.............        146,219
    400,000 K N Energy, Inc. 6.650%, 03/01/05....................        399,508
    600,000 Puget Sound Energy, Inc. 7.960%, 02/22/10............        637,836
    350,000 Southern California Edison Co. 6.650%, 04/01/29......        252,255
                                                                    ------------
                                                                       1,865,384
                                                                    ------------

            FEDERAL AGENCIES--47.6%
  1,650,000 Federal Farm Credit Banks 6.380%, 11/27/06...........      1,691,250
    300,000 Federal Home Loan Banks 5.875%, 09/17/01.............        300,000
    360,000 Federal Home Loan Banks 5.250%, 04/25/02.............        357,919
    400,000 Federal Home Loan Banks 6.340%, 06/13/05.............        408,312
  3,709,000 Federal Home Loan Mortgage Corp. 5.500%, 05/15/02....      3,699,728
  1,050,000 Federal Home Loan Mortgage Corp. 6.250%, 10/15/02....      1,061,487
    400,000 Federal Home Loan Mortgage Corp. 5.000%, 01/15/04....        392,748
    500,000 Federal Home Loan Mortgage Corp. 6.890%, 10/03/05....        498,595
    502,471 Federal Home Loan Mortgage Corp. 7.000%, 06/01/11....        508,807
    487,528 Federal Home Loan Mortgage Corp. 7.500%, 08/01/24....        496,518
    322,874 Federal Home Loan Mortgage Corp. 7.500%, 11/01/24....        328,828
     14,075 Federal Home Loan Mortgage Corp. 7.000%, 03/01/26....         14,132
    326,127 Federal Home Loan Mortgage Corp. 7.500%, 10/01/26....        332,343
    267,306 Federal Home Loan Mortgage Corp. 8.000%, 02/01/27....        274,237
  1,158,214 Federal Home Loan Mortgage Corp. 7.500%, 10/01/27....      1,177,394
    248,224 Federal Home Loan Mortgage Corp. 7.000%, 12/01/27....        249,076
    538,453 Federal Home Loan Mortgage Corp. 8.000%, 10/01/28....        552,414
  1,953,366 Federal Home Loan Mortgage Corp. 6.000%, 11/01/28....      1,892,929

                See accompanying notes to financial statements.

                                     MSF-82

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $  466,673 Federal Home Loan Mortgage Corp. 7.000%, 11/01/28....  $    467,840
    663,791 Federal Home Loan Mortgage Corp. 6.000%, 12/01/28....       643,253
    423,175 Federal Home Loan Mortgage Corp. 7.000%, 04/01/29....       424,098
    886,277 Federal Home Loan Mortgage Corp. 6.000%, 02/01/29....       858,581
    483,139 Federal Home Loan Mortgage Corp. 6.000%, 05/01/29....       468,041
    341,204 Federal Home Loan Mortgage Corp. 7.000%, 05/01/29....       341,947
    928,094 Federal Home Loan Mortgage Corp. 6.500%, 06/01/29....       915,907
    836,112 Federal Home Loan Mortgage Corp. 7.000%, 06/01/29....       837,935
  1,097,717 Federal Home Loan Mortgage Corp. 7.000%, 07/01/29....     1,100,110
    758,619 Federal Home Loan Mortgage Corp. 6.500%, 09/01/29....       748,658
    943,507 Federal Home Loan Mortgage Corp. 7.000%, 09/01/29....       945,564
    640,531 Federal Home Loan Mortgage Corp. 6.500%, 10/01/29....       632,121
  3,013,978 Federal Home Loan Mortgage Corp. 7.500%, 10/01/29....     3,060,122
    870,135 Federal Home Loan Mortgage Corp. 6.500%, 02/01/30....       858,711
    350,000 Federal National Mortgage Association 5.360%,
             02/16/01............................................       349,563
    245,000 Federal National Mortgage Association 5.375%,
             03/15/02............................................       244,005
    600,000 Federal National Mortgage Association 6.490%,
             03/19/02............................................       605,064
  4,300,000 Federal National Mortgage Association 7.100%,
             10/18/04............................................     4,338,958
    550,000 Federal National Mortgage Association 5.875%,
             02/02/06............................................       551,375
    370,000 Federal National Mortgage Association 5.250%,
             01/15/09............................................       353,291
    622,327 Federal National Mortgage Association 7.000%,
             04/01/12............................................       630,174
    725,828 Federal National Mortgage Association 6.500%,
             01/01/13............................................       726,656
     26,986 Federal National Mortgage Association 6.500%,
             04/01/13............................................        26,977
  1,192,806 Federal National Mortgage Association 6.500%,
             06/01/13............................................     1,192,424
     48,624 Federal National Mortgage Association 6.500%,
             07/01/13............................................        48,609
    613,717 Federal National Mortgage Association 7.000%,
             02/01/14............................................       615,122

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
  $ 904,603 Federal National Mortgage Association 6.000%,
             03/01/14............................................     $ 893,006
    205,112 Federal National Mortgage Association 6.000%,
             06/01/14............................................       202,482
    419,818 Federal National Mortgage Association 6.500%,
             06/01/14............................................       419,684
  1,262,616 Federal National Mortgage Association 6.000%,
             07/01/14............................................     1,246,429
    347,653 Federal National Mortgage Association 6.000%,
             09/01/14............................................       343,196
    562,720 Federal National Mortgage Association 7.500%,
             09/01/25............................................       572,393
     46,976 Federal National Mortgage Association 7.000%,
             06/01/26............................................        47,137
    559,554 Federal National Mortgage Association 7.500%,
             06/01/26............................................       568,820
      1,412 Federal National Mortgage Association 8.000%,
             10/01/26............................................         1,954
     43,081 Federal National Mortgage Association 7.500%,
             09/01/27............................................        43,767
     35,365 Federal National Mortgage Association 7.500%,
             11/01/27............................................        35,929
      9,649 Federal National Mortgage Association 7.500%,
             12/01/27............................................         9,803
    685,865 Federal National Mortgage Association 7.500%,
             03/01/28............................................       696,365
     21,031 Federal National Mortgage Association 7.500%,
             08/01/28............................................        21,353
  1,150,000 Federal National Mortgage Association 6.160%,
             08/07/28............................................     1,122,503
    183,312 Federal National Mortgage Association 7.000%,
             09/01/28............................................       183,655
    753,773 Federal National Mortgage Association 7.000%,
             10/01/28............................................       755,991
    338,897 Federal National Mortgage Association 6.000%,
             11/01/28............................................       328,198
    211,327 Federal National Mortgage Association 7.000%,
             11/01/28............................................       211,722
    129,093 Federal National Mortgage Association 6.000%,
             12/01/28............................................       125,017
    926,528 Federal National Mortgage Association 7.000%,
             01/01/29............................................       929,131
  1,541,562 Federal National Mortgage Association 6.500%,
             03/01/29............................................     1,520,365
  3,667,790 Federal National Mortgage Association 6.500%,
             04/01/29............................................     3,617,358
    296,767 Federal National Mortgage Association 6.500%,
             05/01/29............................................       292,686
    900,000 Federal National Mortgage Association 6.250%,
             05/15/29............................................       904,077
    235,236 Federal National Mortgage Association 6.500%,
             08/01/29............................................       232,002

                See accompanying notes to financial statements.

                                     MSF-83

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $  841,887 Federal National Mortgage Association 7.000%,
             08/01/29............................................  $    843,200
    895,462 Federal National Mortgage Association 7.000%,
             09/01/29............................................       896,859
     67,351 Federal National Mortgage Association 7.000%,
             10/01/29............................................        67,456
  1,087,218 Federal National Mortgage Association 7.500%,
             10/01/29............................................     1,103,178
    436,905 Federal National Mortgage Association 7.000%,
             11/01/29............................................       437,586
     30,203 Federal National Mortgage Association 8.000%,
             11/01/29............................................        30,949
    947,425 Federal National Mortgage Association 7.000%,
             12/01/29............................................       948,903
    488,154 Federal National Mortgage Association 8.000%,
             04/01/30............................................       500,202
     98,496 Federal National Mortgage Association 8.000%,
             05/01/30............................................        10,799
    995,963 Federal National Mortgage Association 7.500%,
             07/01/30............................................     1,010,584
    898,355 Federal National Mortgage Association 8.000%,
             11/01/30............................................       920,526
    300,000 Federal National Mortgage Association 6.210%,
             08/06/38............................................       295,032
     42,857 Government National Mortgage Association 8.000%,
             09/15/16............................................        44,491
    123,703 Government National Mortgage Association 6.500%,
             05/15/23............................................       122,891
    520,508 Government National Mortgage Association 9.000%,
             11/15/24............................................       550,760
    249,485 Government National Mortgage Association 8.000%,
             08/15/26............................................       256,189
    230,095 Government National Mortgage Association 8.000%,
             09/15/26............................................       236,278
     18,146 Government National Mortgage Association 7.000%,
             04/15/27............................................        18,231
    219,371 Government National Mortgage Association 8.000%,
             04/15/27............................................       225,195
    205,821 Government National Mortgage Association 8.000%,
             05/15/27............................................       211,285
    819,798 Government National Mortgage Association 7.000%,
             01/15/28............................................       823,635
    551,580 Government National Mortgage Association 7.000%,
             04/15/28............................................       553,990
    695,111 Government National Mortgage Association 7.000%,
             05/15/28............................................       698,149
    739,108 Government National Mortgage Association 7.000%,
             06/15/28............................................       742,338
    685,527 Government National Mortgage Association 6.500%,
             07/15/28............................................       677,815
    490,445 Government National Mortgage Association 7.000%,
             10/15/28............................................       492,588

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FEDERAL AGENCIES--(CONTINUED)
 $  797,099 Government National Mortgage Association 6.500%,
             11/15/28...........................................   $    788,131
    695,660 Government National Mortgage Association 6.500%,
             12/15/28...........................................        687,834
    368,897 Government National Mortgage Association 6.000%,
             01/15/29...........................................        357,944
    393,747 Government National Mortgage Association 7.000%,
             06/15/29...........................................        395,467
    860,534 Government National Mortgage Association 8.000%,
             06/15/29...........................................        883,123
    343,108 Government National Mortgage Association 6.500%,
             07/15/29...........................................        339,248
    732,403 Government National Mortgage Association 7.500%,
             08/15/29...........................................        744,986
    394,803 Government National Mortgage Association 7.500%,
             02/20/28...........................................        400,603
                                                                   ------------
                                                                     69,383,291
                                                                   ------------

            FINANCE & BANKING--11.2%
    500,000 Abitibi Consolidated, Inc. 7.875%, 08/01/09.........        480,840
    230,000 Abn-Amro Bank 7.750%, 05/15/23 (c)..................        235,177
    300,000 Associates Corp. North America 6.250%, 11/01/08.....        290,706
    150,000 Bank of America 7.800%, 02/15/10....................        156,104
    250,000 Bank One Corp. 7.625%, 08/01/05.....................        258,905
    350,000 BankAmerica Corp. 8.125%, 02/01/02..................        356,979
    200,000 Bear Stearns Commercial Mortgage Securities, Inc.
             7.780%, 02/15/10...................................        217,194
    250,000 Bear Stearns Companies, Inc. 7.800%, 08/15/07.......        258,265
    250,000 CIT Group Holdings, Inc. 6.375%, 10/01/02...........        247,398
    200,000 Capital One Bank 6.700%, 05/15/08...................        182,146
    151,000 Chase Manhattan Corp. 7.125%, 02/01/07..............        154,527
    500,000 Chase Manhattan Corp. 7.875%, 06/15/10 (c)..........        531,200
    190,000 Citibank Credit Card Issuance Trust 7.450%,
             09/15/07...........................................        198,675
    200,000 Citibank Credit Card Master Trust I 6.550%,
             02/15/04...........................................        201,000
    228,000 Citibank Credit Card Master Trust I 5.300%,
             01/09/06...........................................        224,010
    100,000 Citibank Credit Card Master Trust I 6.100%,
             05/15/08...........................................         99,750
    750,000 Citigroup, Inc. 6.200%, 03/15/09 (c)................        728,295
    800,000 Diageo Capital, Plc. 6.625%, 06/24/04...............        807,408
    200,000 EOP Operating LP 6.375%, 02/15/03...................        198,388
    250,000 Equitable Companies, Inc. 6.500%, 04/01/08..........        244,868
    250,000 First Union Corp. 7.550%, 08/18/05..................        257,815

                See accompanying notes to financial statements.

                                     MSF-84

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FINANCE & BANKING--(CONTINUED)
 $  175,000 First USA Credit Card Master Trust 5.280%, 09/18/06.   $    172,211
    500,000 Fleet National Bank Providence, Rhode Island 5.750%,
             01/15/09...........................................        464,635
    568,000 Ford Motor Credit Co. 8.200%, 02/15/02..............        578,343
    500,000 Ford Motor Credit Co.
             7.500%, 06/15/03 (c)...............................        511,565
     78,000 General Electric Capital Corp. 8.375%, 03/01/01.....         78,291
  1,000,000 General Motors Acceptance Corp. 7.750%, 01/19/10....      1,032,020
    100,000 General Electric Capital Corp. 7.500%, 08/21/35.....        103,637
    250,000 Goldman Sachs Group, Inc. 6.650%, 05/15/09..........        243,548
    350,000 Heller Financial Inc. 7.375%, 11/01/09..............        350,378
    350,000 Household Finance Corp. 8.000%, 05/09/05............        367,027
    500,000 Korea Development Bank 7.125%, 04/22/04.............        498,535
    800,000 Lehman Brothers Holdings, Inc. 6.625%, 02/05/06.....        792,240
    300,000 Liberty Financial Companies, Inc. 7.625%, 11/15/28..        257,739
    500,000 Mellon Financial Co. 5.750%, 11/15/03...............        495,010
    300,000 Merrill Lynch & Co., Inc. 6.000%, 02/17/09..........        284,082
    200,000 Merrill Lynch & Co., Inc. 6.500%, 07/15/18..........        180,958
    300,000 Morgan Stanley Group, Inc. 8.000%, 06/15/10.........        324,957
    350,000 National Australia Bank, Ltd. 6.600%, 12/10/07......        344,984
    300,000 PNC Funding Corp. 6.950%, 09/01/02..................        302,142
    640,000 Paine Webber Group, Inc. 6.550%, 04/15/08...........        645,446
    250,000 Qwest Capital Funding, Inc. (144A) 7.900%, 08/15/10.        259,968
    375,000 Salomon Inc. 6.650%, 07/15/01.......................        375,757
    116,667 Sears Credit Account Master Trust II 5.800%,
             08/15/05...........................................        116,375
    350,000 Speiker Propertys LP 7.350%, 12/01/17...............        321,157
    200,000 Standard Credit Card Master Trust I 7.250%,
             04/07/08...........................................        210,250
    250,000 Swiss Bank Corp. New York Branch 7.750%, 09/01/26
             (c)................................................        259,600
    375,000 Western National Corp. 7.125%, 02/15/04.............        381,622
                                                                   ------------
                                                                     16,282,127
                                                                   ------------

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            FINANCIAL SERVICES--0.9%
 $  300,000 Bell Atlantic Financial Services, Inc. 7.600%,
             03/15/07...........................................   $    309,213
    190,000 California Infrastructure & Economic Development
             6.480%, 12/26/09...................................        191,421
    250,000 General Electric Capital Corp. 6.750%, 09/11/03.....        255,238
    250,000 Morgan Stanley Capital I, Inc. 6.550%, 12/15/07.....        253,957
    250,000 Morgan Stanley Capital I, Inc. 6.540%, 05/15/08.....        253,738
    100,000 Morgan Stanley D W Capital I Trust 7.200%, 09/15/10.        104,982
                                                                   ------------
                                                                      1,368,549
                                                                   ------------

            FOOD & BEVERAGES--0.1%
    200,000 Coca Cola Enterprises, Inc. 6.375%, 08/01/01........        200,126
                                                                   ------------

            GOVERNMENT SPONSERED--0.4%
    500,000 Asset Backed Securities Corp. 7.570%, 03/21/24......        509,045
    115,000 Chase Credit Card Owner Trust 6.660%, 01/15/07......        117,741
                                                                   ------------
                                                                        626,786
                                                                   ------------

            INDUSTRIALS--0.8%
    160,000 E.I. Du Pont de Nemours 6.500%, 01/15/28............        148,245
  1,000,000 PDVSA Fin, Ltd 6.450%, 02/15/04.....................        953,438
                                                                   ------------
                                                                      1,101,683
                                                                   ------------

            LEISURE--0.3%
    500,000 Carnival Corp. 6.150%, 04/15/08.....................        467,370
                                                                   ------------

            PETROLEUM SERVICES--0.5%
    400,000 Conoco, Inc. 5.900%, 04/15/04.......................        397,188
    350,000 Occidental Petroleum Corp. 7.375%, 11/15/08.........        359,663
                                                                   ------------
                                                                        756,851
                                                                   ------------

            RAILROADS & EQUIPMENT--0.2%
    300,000 Union Pacific Corp. 7.600%, 05/01/05................        312,330
                                                                   ------------

            RETAIL--2.1%
    447,000 Dayton Hudson Corp. 6.400%, 02/15/03................        447,519
    850,000 Federated Department Stores, Inc. 6.300%, 04/01/09..        756,245
    497,000 McDonald's Corp. 5.950%, 01/15/08...................        487,502
    500,000 Safeway, Inc 7.000%, 09/15/02.......................        504,800

                See accompanying notes to financial statements.

                                     MSF-85

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

BONDS & NOTES--(CONTINUED)

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE 1A)

            RETAIL--(CONTINUED)
 $  400,000 Wal Mart Stores, Inc. 6.150%, 08/10/01...............   $    399,664
    500,000 Wal Mart Stores, Inc. 6.875%, 08/10/09...............        521,790
                                                                    ------------
                                                                       3,117,520
                                                                    ------------

            STEEL--0.2%
    200,000 Transcanada Pipelines, Ltd. 9.125%, 04/20/06.........        220,872
                                                                    ------------

            TELEPHONE--1.3%
    500,000 AT&T Corp. 6.000%, 03/15/09..........................        447,230
    500,000 AT&T Corp. 6.500%, 03/15/29..........................        399,635
    150,000 Lucent Technologies, Inc. 6.450%, 03/15/29...........        101,006
    100,000 New York Telephone Co. 5.875%, 09/01/03..............         98,784
    150,000 Vodafone Airtouch, Plc, 7.750%, 02/15/10.............        155,325
    536,000 Worldcom, Inc. 6.125%, 08/15/01......................        534,762
    125,000 Worldcom, Inc. 6.400%, 08/15/05......................        120,342
                                                                    ------------
                                                                       1,857,084
                                                                    ------------

            TRANSPORTATION--0.2%
    100,000 Arcadia Automobile Receivables 6.550%, 06/15/05......        100,649
    200,000 Premier Auto Trust 5.820%, 10/08/03..................        199,562
                                                                    ------------
                                                                         300,211
                                                                    ------------

            U.S. TREASURY--25.9%
    270,000 United States Treasury Bonds 13.875%, 05/15/11 (c)...        376,059
    385,000 United States Treasury Bonds 10.375%, 11/15/12.......        494,964
  5,350,000 United States Treasury Bonds 9.250%, 02/15/16 (c)....      7,388,029
    570,000 United States Treasury Bonds 8.875%, 08/15/17 (c)....        774,755
  2,625,000 United States Treasury Bonds 8.875%, 02/15/19 (c)....      3,607,327
    595,000 United States Treasury Bonds 8.125%, 08/15/19 (c)....        769,133
    315,000 United States Treasury Bonds 8.750%, 08/15/20........        432,634
    500,000 United States Treasury Bonds 6.750%, 08/15/26 (c)....        578,595
    165,000 United States Treasury Bonds 6.625%, 02/15/27 (c)....        188,461
    200,000 United States Treasury Bonds 6.375%, 08/15/27 (c)....        221,500
  1,050,000 United States Treasury Bonds 6.125%, 11/15/27 (c)....      1,128,918

    FACE                                                              VALUE
   AMOUNT                                                           (NOTE 1A)

            U.S. TREASURY--(CONTINUED)
 $  800,000 United States Treasury Bonds 5.500%, 08/15/28 (c)...   $    793,248
    250,000 United States Treasury Bonds 5.250%, 02/15/29 (c)...        239,492
    250,000 United States Treasury Notes 5.625%, 09/30/01.......        249,883
  3,750,000 United States Treasury Notes 6.250%, 02/28/02.......      3,782,812
    600,000 United States Treasury Notes 6.250%, 08/31/02 (c)...        609,096
    550,000 United States Treasury Notes 5.875%, 09/30/02 (c)...        555,759
  1,450,000 United States Treasury Notes 7.250%, 08/15/04.......      1,550,137
  4,230,000 United States Treasury Notes 7.875%, 11/15/04 (c)...      4,631,173
  3,200,000 United States Treasury Notes 6.500%, 08/15/05 (c)...      3,383,488
  2,310,000 United States Treasury Notes 7.000%, 07/15/06 (c)...      2,514,296
    740,000 United States Treasury Notes 6.500%, 10/15/06 (c)...        789,721
  2,600,000 United States Treasury Notes 5.625%, 05/15/08 (c)...      2,668,250
                                                                   ------------
                                                                     37,727,730
                                                                   ------------

            YANKEE--3.6%
     45,000 Asian Development Bank 5.750%, 05/19/03.............         44,865
  1,000,000 Deutsche Telekom International Finance BV 7.750%,
             06/15/05...........................................      1,017,290
     50,000 Finland Republic 7.875%, 07/28/04...................         53,512
    400,000 Intermediate American Development Bank 8.875%,
             06/01/09...........................................        475,156
    200,000 Intermediate American Development Bank 7.000%,
             06/15/25...........................................        206,622
    200,000 Korea Republic 8.875%, 04/15/08.....................        215,390
  1,000,000 Norsk Hydro 6.700%, 01/15/18........................        946,840
    300,000 Province of Ontario 5.500%, 10/01/08................        288,711
    350,000 Province of Quebec 7.500%, 07/15/23.................        371,205
    415,000 Province of Quebec 8.800%, 04/15/03.................        438,320
    300,000 Republic of Italy 6.000%, 05/29/08..................        297,780
    400,000 Tyco International Group S.A. 6.875%, 01/15/29......        370,268
    500,000 United Mexican States 9.875%, 02/01/10..............        538,000
                                                                   ------------
                                                                      5,263,959
                                                                   ------------
            Total Bonds & Notes
             (Identified Cost $145,053,093).....................    146,463,803
                                                                   ------------

                See accompanying notes to financial statements.

                                     MSF-86

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENTS--2.0%

    FACE                                                             VALUE
   AMOUNT                                                          (NOTE 1A)

            DISCOUNT NOTES--2.0%
 $  300,000 Federal Home Loan Mortgage Corp.
             6.000%, 01/04/01..................................   $    299,850
  2,600,000 Federal National Mortgage Association 6.180%,
             02/01/01..........................................      2,586,164
                                                                  ------------
                                                                     2,886,014
                                                                  ------------
            Total Short Term Investments
             (Identified Cost $2,886,014)......................      2,886,014
            Total Investments--102.4%
             (Identified Cost $147,939,107) (a)................    149,349,817
            Other assets less liabilities......................     (3,512,601)
                                                                  ------------
            TOTAL NET ASSETS--100%.............................   $145,837,216
                                                                  ============

NOTES TO PORTFOLIO OF INVESTMENTS
(a) Federal Tax Information:
  At December 31, 2000 the net unrealized appreciation on investments based on cost of $148,026,368 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 2,841,313
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,517,864)
                                                                   -----------
   Net unrealized appreciation.................................... $ 1,323,449
                                                                   ===========

(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $15,413,021 with collateral backing valued at $15,656,765.

Key to Abbreviations:
144A--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to institutional buyers. At the period end, the value of these securities amounted to $259,968 or 0.2% of net assets.

                See accompanying notes to financial statements.

                                     MSF-87

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $149,349,817
 Cash.................................................                  245,020
 Receivable for:
 Fund shares sold.....................................                      100
 Dividends and interest...............................                1,984,172
 Prepaid expense......................................                    2,306
 Collateral for securities loaned.....................               15,656,765
                                                                   ------------
  Total Assets........................................              167,238,180
                                                                   ------------
LIABILITIES
 Payable for:
 Fund shares redeemed.................................  $4,368,186
 Securities purchased.................................   1,327,881
 Return of collateral for securities loaned...........  15,656,765
 Accrued expenses:
 Management fees......................................      30,976
 Other expenses.......................................      17,156
                                                        ----------
  Total Liabilities...................................               21,400,964
                                                                   ------------
NET ASSETS............................................             $145,837,216
                                                                   ============
Net assets consist of:
 Capital paid in......................................             $146,447,367
 Undistributed net investment income..................                   41,985
 Accumulated net realized gains (losses)..............               (2,062,846)
 Unrealized appreciation (depreciation) on
  investments.........................................                1,410,710
                                                                   ------------
NET ASSETS............................................             $145,837,216
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($145,837,216 divided by 14,731,456 shares of
 beneficial interest).................................             $       9.90
                                                                   ============
Identified cost of investments........................             $147,939,107
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Interest..............................................           $ 9,433,105(a)
                                                                  -----------
EXPENSES
 Management fees.......................................  $340,601
 Directors' fees and expenses..........................    11,208
 Custodian.............................................   114,000
 Audit and tax services................................     3,758
 Legal.................................................     2,099
 Printing..............................................    21,941
 Insurance.............................................     2,306
 Miscellaneous.........................................     1,112
                                                         --------
 Total expenses........................................               497,025
                                                                  -----------
NET INVESTMENT INCOME..................................             8,936,080
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net......................................              (583,476)
Unrealized appreciation (depreciation) on:
 Investments--net......................................             6,476,771
                                                                  -----------
Net gain (loss)........................................             5,893,295
                                                                  -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..           $14,829,375
                                                                  ===========

(a) Income on securites loaned $26,961.

                See accompanying notes to financial statements.

                                     MSF-88

METROPOLITAN SERIES FUND, INC.
LEHMAN BROTHERS AGGREGATE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  8,936,080  $  5,824,194
 Net realized gain (loss)..........................     (583,476)   (1,477,839)
 Unrealized appreciation (depreciation)............    6,476,771    (5,299,268)
                                                    ------------  ------------
 Increase (decrease) in net assets from operations.   14,829,375      (952,913)
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................   (8,943,763)   (5,774,526)
 Net realized gain.................................            0       (23,810)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (8,943,763)   (5,798,336)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   11,106,756    73,753,353
 Reinvestment of distributions.....................    8,943,763     5,798,336
 Cost of shares redeemed...........................   (9,437,575)   (2,271,305)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   10,612,944    77,280,384
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   16,498,556    70,529,135
NET ASSETS
 Beginning of the year.............................  129,338,660    58,809,525
                                                    ------------  ------------
 End of the year................................... $145,837,216  $129,338,660
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $     41,985  $     26,427
                                                    ============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares....................    1,106,980     7,446,455
 Issued in reinvestment of distributions...........      904,239       614,094
 Redeemed..........................................     (960,016)     (228,461)
                                                    ------------  ------------
 Net change........................................    1,051,203     7,832,088
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2000      1999    1998(A)
                                                 --------  --------  -------
Net asset value, beginning of year.............  $   9.45  $  10.06  $ 10.00
                                                 --------  --------  -------
Income from investment operations
 Net investment income.........................      0.63      0.48     0.07
 Net realized and unrealized gain (loss) on
  investments..................................      0.45     (0.62)    0.07
                                                 --------  --------  -------
 Total from investment operations..............      1.08     (0.14)    0.14
                                                 --------  --------  -------
Less distributions
 Distributions from net investment income......     (0.63)    (0.47)   (0.08)
                                                 --------  --------  -------
 Total distributions...........................     (0.63)    (0.47)   (0.08)
                                                 --------  --------  -------
Net asset value, end of year...................  $   9.90  $   9.45  $ 10.06
                                                 ========  ========  =======
 TOTAL RETURN (%)..............................      11.4      (1.4)     1.4 (b)
Ratio of operating expenses to average net
 assets (%)....................................      0.37      0.40     0.45 (c)
Ratio of net investment income to average net
 assets (%)....................................      6.54      6.06     5.28 (c)
Portfolio turnover rate (%)....................        15        96       11 (c)
Net assets, end of year (000)..................  $145,837  $129,339  $58,810
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%).........        --        --     0.59 (c)

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                     MSF-89

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--100.2% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AUSTRALIA--2.5%
   5,400 AMP Division Property Trust..............................  $      7,351
  11,879 AMP, Ltd.................................................       133,469
   4,300 Amcor, Ltd. (c)..........................................        12,532
   5,785 Aristocrat Leisure (c)...................................        16,615
   4,916 Australia Gas & Light Co., Ltd...........................        34,756
   9,368 Boral, Ltd...............................................        10,775
   2,616 Brambles Industries, Ltd.................................        61,050
   1,000 British America Tobacco Plc. (c).........................         7,335
  19,725 BHP Limited..............................................       207,760
   1,500 CSL, Ltd.................................................        32,555
  10,954 CSR, Ltd.................................................        28,479
  15,108 Coca-Cola Amatil, Ltd....................................        39,304
  13,436 Coles Myer, Ltd. (c).....................................        52,080
  14,708 Commonwealth Bank of Australia (c).......................       252,561
   4,700 Computershare, Ltd. (c)..................................        22,532
  12,600 David Jones, Ltd.........................................         9,627
   4,100 Delta Gold, NL...........................................         2,620
  12,951 ERG, Ltd.................................................        19,710
       1 F.H. Faulding (F.H.) & Co., Ltd..........................             7
  22,466 Fosters Brewing Group, Ltd...............................        58,920
   6,300 Futuris Corp., Ltd.......................................         6,301
  18,700 General Property Trust...................................        28,751
   6,300 Hardie James Industries..................................        12,602
   4,500 Iluka Resources..........................................        10,347
   2,300 Leighton Holdings, Ltd...................................         8,064
   5,939 Lend Lease Corp..........................................        55,242
  15,300 MIM Holdings, Ltd........................................         9,862
   8,983 Mirvac Group.............................................        17,804
  16,945 National Australia Bank (c)..............................       271,259
   2,600 Newcrest Mining, Ltd. (b)................................         6,318
  23,073 News Corp................................................       179,486
  16,500 Normandy Mining, Ltd.....................................         8,893
   4,931 Onesteel (c).............................................         2,603
   1,500 Orica, Ltd...............................................         4,801
   6,600 Pacific Dunlop, Ltd......................................         5,501
   1,434 Paperlinx, Ltd. (b)......................................         2,637
   5,219 QBE Insurance Group, Ltd. (c)............................        28,680
   3,726 Rio Tinto, Ltd...........................................        60,945
   9,953 Santos, Ltd..............................................        33,293
   1,700 Smith Howard, Ltd........................................         7,935
   4,900 Sons of Gwalia, Ltd......................................        16,802
   3,800 Southcorp, Ltd...........................................        10,333
   3,600 Stockland Trust Group (c)................................         7,805
   6,096 Suncorp-Metway, Ltd. (c).................................        36,504
   5,667 Tab Corp. Holdings, Ltd..................................        34,555
  87,590 Telstra Corp.............................................       312,602
   8,180 Transurban Group.........................................        20,860
  12,991 WMC, Ltd.................................................        55,271
   3,499 Wesfarmers, Ltd..........................................        31,461
  18,800 Westfield Trust..........................................        35,475

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         AUSTRALIA--(CONTINUED)
  19,331 Westpac Banking Corp....................................   $    141,719
  13,729 Woolworths, Ltd.........................................         64,232
                                                                    ------------
                                                                       2,538,981
                                                                    ------------

         AUSTRIA--0.2%
     300 Austria Tabakwerke AG...................................         16,632
   1,304 Bank Austria AG.........................................         71,741
     100 Bbag Oesterreichische Brau-Beteiligungs.................          4,319
     100 Bohler Uddeholm AG......................................          3,239
     200 Flughafen Wien AG.......................................          7,567
     120 Generali Holding Vienna AG..............................         20,617
     100 Lenzing AG..............................................          7,511
     300 Mayr-Melnhof Karton AG..................................         13,226
     200 OMV Handels AG (c)......................................         15,491
     280 Oesterreichischet Elektrizitatswirtsch..................         28,391
     100 VA Technologie AG.......................................          3,003
     400 Wienerberger Baustoffindustrie AG.......................          7,184
                                                                    ------------
                                                                         198,921
                                                                    ------------

         BELGIUM--0.8%
   1,550 Agfa Gevaert NV.........................................         36,948
      90 Barco NV................................................          6,751
     180 Barconet NV (c).........................................          1,469
     310 Bekaert Sa..............................................         14,508
     300 Colruyt Sa..............................................         13,238
      51 D'Ieteren Trading.......................................         11,223
     400 Delhaize-Le Lion S.A. (c)...............................         19,021
     587 Electrabel S.A..........................................        132,706
   8,413 Fortis (B)..............................................        273,289
     284 GPE Bruxelles...........................................         67,458
     100 Glaverbel S.A...........................................          7,487
   3,380 KBC Bankverzekerin NpV..................................        146,384
     810 Solvay S.A..............................................         45,172
   1,535 UCB S.A.................................................         56,896
                                                                    ------------
                                                                         832,550
                                                                    ------------

         BERMUDA--0.1%
 110,800 Brierley Investments, Ltd...............................         13,728
  22,000 Esprit Holdings.........................................         18,757
  41,000 Johnson Electric Holdings...............................         63,340
  24,000 South China Morning Post................................         17,693
     533 Union Miniere (c).......................................         20,016
                                                                    ------------
                                                                         133,534
                                                                    ------------

         CAYMAN ISLAND--0.0%
   5,000 ASM Pacific Technologies................................          7,115
                                                                    ------------

         DENMARK--0.9%
     400 Bang & Olufsen Holdings.................................         14,491
     500 Carlsberg...............................................         27,673

                See accompanying notes to financial statements.

                                     MSF-90

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         DENMARK--(CONTINUED)
     400 Carlsberg AS-B..........................................   $     23,547
       8 Dampskibsselskabe Svendborg.............................         93,586
      12 Dampskibsselskabet at 1912..............................        104,152
     800 Danisco.................................................         32,906
   8,400 Den Danske Bank.........................................        151,096
     700 FLS Industries (Series B)...............................         10,038
     200 Group 4 Falck...........................................         26,667
     500 ISS A/S (b).............................................         34,025
     100 NKT Holding.............................................         23,296
     200 Navision Software A/S (b)...............................          3,572
     800 Novo-Nordisk A/S (Series B).............................        143,398
     700 Novozymes A/S (B Shares)................................         14,000
     800 SAS Danmark A/S (c).....................................          8,201
   2,300 Tele Danmark A/S........................................         93,737
   1,000 Topdanmark A/S..........................................         20,803
   1,000 Vestas Wind Systems A/S.................................         54,088
     700 William Demant Holding A/S..............................         32,139
                                                                    ------------
                                                                         911,415
                                                                    ------------

         FINLAND--2.9%
     600 Amer Group..............................................         15,773
     300 Finnlines Oyj...........................................          5,070
   5,000 Fortum Oyj..............................................         20,138
     200 Instrumentarium Oyj (Class B)...........................          3,943
   1,300 Kemira Oyj..............................................          6,591
   1,000 Kesko...................................................         10,093
     300 Kone Corp...............................................         20,983
     400 Metra Oyj AB (Class B)..................................          7,398
   3,400 Metso Oyj...............................................         37,986
  53,100 Nokia AB Oyj............................................      2,368,007
   2,600 Outokumpu Oyj...........................................         19,650
     700 Oyj Hartwall Abp........................................         13,472
     200 Pohjola Insurance Group Series B........................          8,825
     900 Raisio Yhtyma Oyj.......................................          1,656
   1,600 Rautaruukki Oyj.........................................          5,738
     500 Sampo (c)...............................................         26,992
   9,000 Sonera Oyj..............................................        163,078
     600 Tietoenator Oyj.........................................         17,068
   3,300 UPM-Kymmene Oyj.........................................        113,239
     500 Uponor Oyj..............................................          8,802
                                                                    ------------
                                                                       2,874,502
                                                                    ------------

         FRANCE--11.6%
   4,422 AXA S.A. (c)............................................        639,344
   2,092 Accor S.A...............................................         88,383
     979 Air Liquide.............................................        146,050
  13,602 Alcatel.................................................        772,597
     448 Alcatel.................................................         21,922
   8,719 Aventis S.A.............................................        765,373
     500 BIC.....................................................         19,664

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         FRANCE--(CONTINUED)
   5,163 BNP Paribas.............................................   $    453,220
   3,718 Bouygues S.A. (b).......................................        168,423
   1,886 CSF Thomson.............................................         90,392
   1,351 Canal Plus..............................................          4,845
   1,429 Cap Gemini..............................................        230,489
   7,902 Carrefour...............................................        496,316
     980 Casino Guich Perr (c)...................................         98,815
   1,032 Cie de St. Gobain.......................................        162,095
     140 Club Mediterranee.......................................         11,948
     183 Coflexip S.A. ..........................................         23,263
   1,327 Dassault Systemes S.A...................................         90,947
     288 Eridania Beghin-Say.....................................         25,038
     100 Essilor International S.A...............................         32,625
      51 Eurafrance S.A..........................................         37,060
  11,683 France Telecom S.A......................................      1,008,558
     313 Gecina..................................................         29,974
   1,711 Groupe Danone...........................................        257,983
     162 Groupe GTM..............................................         23,483
     100 Imerys..................................................         11,360
   7,559 L'Oreal S.A.............................................        647,933
   5,602 LVMH Moet Hennessy Louis Vuitton (b)....................        370,789
   1,189 Lafarge S.A.............................................         99,685
   1,699 Lagardere Sca...........................................         98,577
   1,319 Michelin (Class B)......................................         47,738
     745 Pechiney International NV...............................         34,056
     500 Pernod Ricard...........................................         34,503
     500 Peugeot S.A.............................................        113,741
   1,312 Pinault-Printemps-Redoute S.A...........................        281,952
   1,516 Publicis S.A............................................         51,224
     519 SEB S.A. ...............................................         28,237
  10,163 STMicroelectronics......................................        443,680
     360 Sagem S.A. .............................................         48,129
   8,325 Sanofi-Synthelabo S.A. .................................        554,929
   1,770 Schneider Electric......................................        129,119
     291 Sidel S.A...............................................         13,223
     306 Simco...................................................         21,179
   4,861 Society General de France S.A. .........................        302,119
     387 Sodexho Alliance........................................         71,686
   2,202 Suez Lyonn de Eaux S.A. ................................        402,098
     154 Technip S.A.............................................         22,352
   8,440 Total Fina S.A. ........................................      1,255,141
     220 Unibail S.A.............................................         35,051
   2,692 Usinor Sacilor..........................................         35,535
     813 Valeo S.A...............................................         36,302
     860 Vinci...................................................         52,885
  11,912 Vivendi Universal.......................................        783,967
      70 Zodiac..................................................         19,234
                                                                    ------------
                                                                      11,745,231
                                                                    ------------

         GERMANY--8.8%
     600 Adidas Salomon AG.......................................         37,178

                See accompanying notes to financial statements.

                                     MSF-91

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         GERMANY--(CONTINUED)
   2,750 Allianz Holding AG......................................   $  1,029,117
   7,200 BASF AG.................................................        325,615
   8,100 Bayer AG................................................        424,873
   4,750 Bayerishe Hypo-und Vereinsbank AG.......................        268,909
     950 Beiersdorf AG...........................................         99,447
   1,050 Bilfinger & Berger Bau-AG...............................         12,470
     100 Boss Hugo AG............................................         28,165
     660 Buderus AG..............................................         14,184
   1,800 Continental AG..........................................         28,898
     450 D Logistics.............................................         20,305
  11,350 DaimlerChrysler AG......................................        476,746
   6,950 Deutsche Bank AG........................................        584,052
  34,650 Deutsche Telekom AG (c).................................      1,044,247
     600 Douglas Holdings AG.....................................         22,302
   5,900 Dresdner Bank AG........................................        257,296
     300 Dyckerhoff AG...........................................          5,267
   8,580 E On AG (c).............................................        521,984
   1,100 EM.TV & Merchandising AG (c)............................          6,062
     700 Epcos (c)...............................................         60,790
   1,000 FAG Kugelfischer Georg Schaefer AG......................          6,769
   1,050 Fresenius Medical Care AG...............................         85,764
     600 GEHE AG.................................................         22,656
     782 Heidelberger Zement AG..................................         35,975
   1,000 Hochtief AG.............................................         19,622
     800 Kamps AG................................................          8,487
   1,300 Karstadt Quelle AG......................................         40,155
   1,350 Linde AG................................................         65,527
   3,900 Lufthansa AG............................................        100,508
     900 MAN AG..................................................         22,898
     950 MAN AG (Non-Voting).....................................         18,908
   1,750 Merck KGaA..............................................         77,220
   3,700 Metro AG................................................        172,992
   2,050 Muenchener Ruckverssicherungs AG........................        733,402
   2,000 Preussag AG.............................................         72,122
   1,700 ProSieben Sat.1 Media AG................................         50,594
   5,900 RWE AG..................................................        264,774
     500 RWE AG (Non-Voting) (c).................................         16,219
   2,050 SAP AG..................................................        238,270
   1,400 SAP AG (Non-Voting).....................................        196,895
     400 SGL Carbon..............................................         21,387
   2,100 Schering AG.............................................        119,281
   6,750 Siemens AG (c)..........................................        882,141
   6,400 Thyssen Krupp AG........................................         99,142
   3,350 Volkswagen AG...........................................        175,153
   1,250 Volkswagen AG (Non-Voting)..............................         38,258
   1,650 WCM Beteil & Grundbe (c)................................         24,476
                                                                    ------------
                                                                       8,877,502
                                                                    ------------

         HONG KONG--2.0%
  12,000 Bank of East Asia, Ltd..................................         31,077
  25,000 CLP Holdings............................................        124,681

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         HONG KONG--(CONTINUED)
  39,000 Cathay Pacific Air......................................   $     72,001
  20,000 Hang Lung Devel Co......................................         17,693
  22,000 Hang Seng Bank..........................................        296,157
  15,000 Henderson Land Development Co...........................         76,347
  59,890 Hong Kong & China Gas Co., Ltd..........................         88,300
  48,000 Hong Kong & Shanghai Hotels.............................         26,462
  16,000 Hopewell Holdings (c)...................................          6,257
  47,400 Hutchison Whampoa, Ltd..................................        590,988
  15,000 Hysan Development Co....................................         20,721
  30,000 Li & Fung, Ltd..........................................         54,424
   9,000 Miramar Hotel & Investment, Ltd. (b)....................          6,346
  18,000 New World Development Co. (c)...........................         21,808
 155,844 Pacific Century (c).....................................         99,901
       1 Regal Hotels International Holdings (b).................              0
  17,000 Shangri La Asia, Ltd (c)................................         18,417
       1 Shun Tak Holdings.......................................              0
  60,000 Sino Land Co. (c).......................................         31,539
  26,000 Sun Hung Kai Properties, Ltd............................        259,170
  18,000 Swire Pacific, Ltd......................................        129,232
   4,000 Television Broadcasts...................................         21,026
   4,000 Varitronix International, Ltd...........................          3,667
  24,000 Wharf Holdings..........................................         58,462
                                                                    ------------
                                                                       2,054,676
                                                                    ------------

         IRELAND--0.6%
   9,700 Allied Irish Banks, Plc.................................        112,469
   4,500 CRH, Plc................................................         83,736
   1,600 DCC, Plc................................................         17,125
  25,400 Eircom, Plc.............................................         64,386
   3,500 Elan Corp. (b)..........................................        170,213
   6,000 Independent Newspapers, Plc.............................         16,336
   3,300 Irish Life & Permanent, Plc.............................         40,896
  11,700 Jefferson Smurfit, Plc. (b).............................         23,067
     700 Jurys Doyle Hotel, Plc..................................          5,941
   2,400 Kerry Group, Plc........................................         30,982
   3,800 Ryanair Holdings, Plc...................................         41,028
  18,700 Waterford Wedgewood, Plc................................         21,946
                                                                    ------------
                                                                         628,125
                                                                    ------------

         ITALY--4.8%
  13,500 Alitalia Linee Aeree Italiane SpA (c)...................         24,272
   2,900 Arnoldo Mondadori Ediore SpA (c)........................         26,954
  14,300 Assicuraziono Generali SpA..............................        567,899
   2,400 Autogrill SpA (c).......................................         29,517
  13,100 Autostrade SpA..........................................         86,707
  12,800 Banca Intesa SpA (c)....................................         37,013
  56,200 Banca Intesa SpA (c)....................................        270,148
   1,500 Banca Populare di Milano SpA (c)........................          7,464
  57,400 Banco di Roma SpA (c)...................................         62,297
  15,600 Benetton Group SpA (c)..................................         32,514

                See accompanying notes to financial statements.

                                     MSF-92

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         ITALY--(CONTINUED)
  18,300 Bipop Carire............................................   $    119,407
   2,600 Bulgari (c).............................................         31,977
  81,100 ENEL SpA (c)............................................        315,222
  91,100 ENI SpA (b)(c)..........................................        581,597
   1,300 FIAT SpA................................................         21,689
   4,120 FIAT SpA (c)............................................        101,575
   3,800 Gr Ed L Espresso........................................         32,894
  10,500 Impregilo SpA (c).......................................          5,718
   1,352 Italcementi SpA (c).....................................         11,310
   2,080 Italcementi di Risp.....................................          8,299
   3,300 Italgas Societa Italiane................................         33,429
   3,900 Italgas Societa Italiane................................         39,508
   2,100 LA Rinascente SpA.......................................          7,808
   5,070 LA Rinascente SpA.......................................         29,940
   1,400 Marzotto & Figli, SpA (c)...............................         16,561
  12,700 Mediaset SpA (c)........................................        151,546
   6,600 Mediobanca SpA (c)......................................         74,852
       1 Olivetti SpA (b)(c).....................................              2
  16,900 Parmalat Finanz.........................................         27,370
  22,600 Pirelli SpA.............................................         80,416
   8,080 RAS (c).................................................        126,002
   3,484 SNIA SpA................................................          7,523
  15,600 Sao Paolo Imi SpA (c)...................................        252,204
     500 Societa Assicuratrice Industrale SpA (c)................          9,910
     950 Societa Assicuratrice Industrale SpA--RNC...............          8,464
  92,200 Telecom Italia Mobile SpA (c)...........................        735,775
  10,600 Telecom Italia SpA (c)..................................         63,691
  42,100 Telecom Italia SpA--RNC (c).............................        465,610
   2,000 Tiscali SpA (c).........................................         33,892
  56,600 Unicredito Italiano SpA (c).............................        295,983
                                                                    ------------
                                                                       4,834,959
                                                                    ------------

         JAPAN--22.8%
   3,000 77Th Bank...............................................         17,102
   1,600 Acom Co., Ltd...........................................        118,109
   1,100 Advantest...............................................        103,065
   8,000 Ajinomoto Co., Inc......................................        104,028
   2,000 Alps Electric Co. (c)...................................         30,508
   4,000 Amada Co................................................         29,772
   2,000 Amano Corp..............................................         15,219
   1,000 Aoyama Trading Co.......................................          7,137
  31,000 Asahi Bank..............................................        105,595
   6,000 Asahi Breweries.........................................         61,208
  16,000 Asahi Chemical Industry Co..............................         92,189
  14,000 Asahi Glass Co..........................................        115,604
   1,100 Asatsu, Inc.............................................         26,489
  17,000 Ashikaga Bank (b).......................................         29,475
     700 Autobacs Seven Co.......................................         14,619
  52,000 Bank of Tokyo...........................................        517,723
  14,000 Bank of Yokohama........................................         63,625

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         JAPAN--(CONTINUED)
   1,000 Benesse Corp.............................................  $     37,128
  10,000 Bridgestone Corp.........................................        91,068
   2,000 CSK Corp.................................................        29,107
  10,000 Canon, Inc...............................................       350,263
   2,000 Casio Computer Co........................................        16,900
      25 Central Japan Railway....................................       153,897
   3,000 Chugai Pharmaceutical Co. (c)............................        49,912
   7,000 Chuo Mitsui Trust (c)....................................        21,576
   3,000 Citizen Watch Co.........................................        21,883
   6,000 Cosmo Oil Co.............................................        10,666
   2,000 Credit Saison Co. (c)....................................        42,820
   9,000 Dai-Nippon Printng Co....................................       134,054
   6,000 Daicel Chemical Industries...............................        18,231
   8,000 Daiei, Inc. (b)(c).......................................        12,820
   2,000 Daifuku Co...............................................        11,699
   3,000 Daiichi Pharm Co.........................................        89,317
   3,000 Daikin Industries........................................        57,793
   3,000 Daikyo, Inc. (b)(c)......................................         4,466
   4,000 Daimaru, Inc.............................................        11,629
   9,000 Dainippon Ink & Chemicals, Inc...........................        26,795
   7,000 Dainippon Screen Manufacturing Co. (b)...................        33,651
   1,000 Daito Trust..............................................        17,951
  20,000 Daiwa Bank...............................................        32,750
   7,000 Daiwa House Industries...................................        43,520
   2,000 Daiwa Kosho Lease........................................         5,412
  15,000 Daiwa Securities Group, Inc..............................       156,699
   3,000 Denki Kagaku Kogyo.......................................        10,324
  10,000 Denso Corp...............................................       216,287
      45 East Japan Railway.......................................       264,010
   4,000 Ebara Corp. (c)..........................................        43,468
   3,000 Eisai Co.................................................       105,079
   2,700 Fanuc, Ltd...............................................       183,704
   1,000 Fuji Machine Manufactoring...............................        26,795
   6,000 Fuji Photo Film Co.......................................       251,138
   5,000 Fujikura (c).............................................        37,478
  22,000 Fujitsu..................................................       324,413
   6,000 Bank of Fukuoka (c)......................................        25,639
   7,000 Furukawa Electric Co., Ltd...............................       122,285
   5,000 Gunma Bank (c)...........................................        24,475
   6,000 Gunze, Ltd...............................................        21,749
   4,000 Hankyu Department Stores.................................        17,688
  11,000 Haseko Corp. (b)(c)......................................         3,468
     400 Hirose Electric..........................................        38,529
  38,000 Hitachi..................................................       338,739
  21,000 Hitachi Zosen Corp.......................................        15,998
   8,000 Hokuriku Bank (b)(c).....................................        16,673
  11,000 Honda Motor Co...........................................       410,333
   2,000 House Food Corp..........................................        26,095
   1,000 Hoya Corp................................................        73,555
   3,000 Inax Corp................................................        15,158
   2,000 Isetan Co................................................        21,103

                See accompanying notes to financial statements.

                                     MSF-93

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         JAPAN--(CONTINUED)
   5,000 Ishihara Sangyo..........................................  $      8,932
  17,000 Ishikawajima-Harima Heavy Industries Co. (b).............        36,322
  R5,000 Ito-Yokado Co............................................       249,562
  15,000 Itochu Corp. (b).........................................        69,877
   2,000 JGC Corp. (c)............................................        13,643
  20,000 Japan Air Lines Co.......................................        91,594
  12,000 Japan Energy Corp. (b)...................................        18,599
      22 Japan Tobacco, Inc.......................................       170,683
   7,000 Joyo Bank................................................        22,250
   4,000 Jusco Co.................................................        86,865
     600 Kadokawa Shoten Publishing...............................        15,919
  11,000 Kajima Corp. (c).........................................        30,534
   7,000 Kamigumi Co..............................................        31,261
   6,000 Kanebo (b)...............................................        14,869
   4,000 Kaneka Corp..............................................        37,863
  11,000 Kansai Electric Power....................................       186,769
   7,000 Kao Corp.................................................       203,503
   1,000 Katokichi Co.............................................        26,270
   9,000 Kawasaki Heavy Industry (b)..............................         9,615
  19,000 Kawasaki Kisen Kaisha, Ltd...............................        28,616
  28,000 Kawasaki Steel Cp........................................        28,932
   4,000 Keihin Electric Express Railway..........................        15,902
   3,000 Kikkoman Corp............................................        23,013
   2,000 Kinden Corp..............................................        11,471
  18,000 Kinki Nippon Railway Co. (c).............................        75,026
  10,000 Kirin Brewery Co.........................................        89,580
   2,000 Kokuyo Co................................................        29,737
   9,000 Komatsu..................................................        39,799
   1,000 Komori Corp..............................................        16,637
   1,300 Konami Co................................................        97,557
   3,000 Konica Corp..............................................        24,562
   2,000 Koyo Seiko Co............................................        14,273
  14,000 Kubota Corp..............................................        42,662
   5,000 Kuraray Co...............................................        46,760
   4,000 Kureha Chemical Industry Co..............................         9,597
   1,000 Kurita Water Industries..................................        13,091
   2,100 Kyocera Corp.............................................       229,308
   1,000 Kyowa Exeo Corp..........................................        10,324
   5,000 Kyowa Hakko Kogyo........................................        34,588
   1,000 Maeda Road Construction..................................         4,072
   3,000 Makino Milling Machine (c)...............................        15,709
   3,000 Makita Corp..............................................        21,016
  13,000 Marubeni Corp............................................        30,736
   4,000 Marui Co.................................................        60,420
  24,000 Matsushita Electric Industry.............................       573,730
   3,000 Meiji Milk Product.......................................        13,135
   5,000 Meiji Seika Kaisha.......................................        28,590
     400 Meitec Corp..............................................        12,820
   5,000 Minebea Co...............................................        46,322
  23,000 Mitsubishi Chemical......................................        60,622
  17,000 Mitsubishi Corp..........................................       125,341

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         JAPAN--(CONTINUED)
  25,000 Mitsubishi Electric Corp.................................  $    153,897
  14,000 Mitsubishi Estate........................................       149,562
   7,000 Mitsubishi Gas & Chemical................................        21,196
  38,000 Mitsubishi Heavy Industry................................       165,709
   2,000 Mitsubishi Logistc.......................................        17,513
  12,000 Mitsubishi Material (c)..................................        28,687
  11,000 Mitsubishi Paper.........................................        23,021
   9,000 Mitsubishi Rayon.........................................        27,032
  16,000 Mitsubishi Trust & Banking...............................       110,123
  17,000 Mitsui & Co..............................................       107,032
  10,000 Mitsui Engineering & Shipbuilding (b)....................         9,194
   9,000 Mitsui Fudosan Co........................................        89,448
   7,000 Mitsui Marine & Fire Insurance...........................        40,149
   6,000 Mitsui Mining Co.........................................        46,235
   3,000 Mitsukoshi, Ltd. (b)(c)..................................        12,242
      90 Mizuho Holdings..........................................       557,968
   2,000 Mori Seiki Co............................................        21,942
   3,000 Murata Manufactoring Co..................................       352,014
   6,000 Mycal Corp. (c)..........................................        12,872
  18,000 NEC Corp.................................................       329,422
   4,000 NGK Insulators...........................................        52,995
   2,000 NGK Spark Plug Co. (c)...................................        29,247
     600 NIDEC Corp. (c)..........................................        28,371
   3,000 NOF Corp.................................................         6,147
   6,000 NSK......................................................        36,725
   5,000 NTN Corp.................................................        15,543
   1,600 Namco....................................................        29,422
   1,200 Nichiei Co. (b)(c).......................................         6,378
   3,000 Nichirei Corp. (c).......................................        12,609
   4,000 Nikon Corp...............................................        42,802
   1,600 Nintendo Co..............................................       252,049
   2,000 Nippon COMSYS Corp. (c)..................................        35,902
  12,000 Nippon Express Co........................................        72,504
   5,000 Nippon Light Metal.......................................         3,809
   3,000 Nippon Meat Packers......................................        40,876
  16,000 Nippon Mitsubishi Oil....................................        77,058
  11,000 Nippon Paper Industries..................................        65,595
   5,000 Nippon Sheet Glass (c)...................................        61,033
   2,000 Nippon Shokubai Co.......................................         7,671
  74,000 Nippon Steel Corp........................................       122,469
   6,000 Nippon Suisan............................................         9,352
     146 Nippon Telephone & Telegraph Corp........................     1,052,171
  14,000 Nippon Yusen Kabushiki Kaisha............................        57,863
   8,000 Nishimatsu Construction Co. (c)..........................        27,320
  44,000 Nissan Motor Co. (b).....................................       253,520
   2,000 Nisshin Flour Mill.......................................        16,988
   5,000 Nisshinbo Industries, Inc................................        22,951
   1,000 Nissin Food Products.....................................        24,431
   2,000 Nitto Denko Corp.........................................        54,291
  22,000 Nomura Securities........................................       395,884
   2,000 Noritake Co..............................................        10,736

                See accompanying notes to financial statements.

                                     MSF-94

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         JAPAN--(CONTINUED)
   8,000 Obayashi Corp............................................  $     34,466
  12,000 Oji Paper Co.............................................        61,996
   2,000 Okuma Corp...............................................         6,322
  10,000 Okumura Corp.............................................        33,713
   3,000 Olympus Optical Co.......................................        51,883
   3,000 Omron Corp...............................................        62,391
   4,000 Onward Kashiyama.........................................        33,275
   4,000 Orient Corp (b)..........................................         4,904
   1,000 Oriental Land Co., Ltd...................................        66,988
     900 Orix Corp................................................        90,315
  28,000 Osaka Gas Co.............................................        85,079
  12,000 Penta-Ocean Construction (c).............................        13,975
   2,000 Pioneer Electonic Corp...................................        53,415
   1,400 Promise Co...............................................        99,299
   1,300 Rohm Co..................................................       247,023
     800 SMC Corp.................................................       102,977
  47,000 Sakura Bank..............................................       283,975
   4,000 Sanden Corp..............................................        18,599
   5,000 Sankyo Co................................................       119,965
   1,000 Sanrio Co................................................        17,513
   4,000 Sanwa Shutter Corp.......................................         8,021
  21,000 Sanyo Electric Co........................................       174,693
  10,000 Sapporo Breweries (c)....................................        29,334
   3,000 Secom Co.................................................       195,709
   4,000 Sega Enterprises (b)(c)..................................        38,949
   2,000 Seino Transportn.........................................         8,424
   6,000 Seiyu, Ltd. (b)..........................................        15,919
  10,000 Sekisui Chemical (c).....................................        28,459
   7,000 Sekisui House............................................        64,054
  13,000 Sharp Corp...............................................       156,865
   1,000 Shimachu Co..............................................        11,821
     300 Shimamura Co.............................................        16,471
   1,500 Shimano, Inc.............................................        29,488
  12,000 Shimizu Corp.............................................        35,517
   5,000 Shin-Etsu Chemical Co....................................       192,644
   4,000 Shionogi & Co............................................        81,611
   5,000 Shiseido Co..............................................        55,823
   8,000 Shizuoka Bank............................................        72,785
   1,000 Sho-Bond Corp............................................        13,748
  19,000 Showa Denko K.K..........................................        25,954
   3,000 Showa Shell Sekiyu.......................................        12,583
   1,000 Skylark Co...............................................        28,021
   8,000 Snow Brand Milk Products.................................        27,531
   3,700 Softbank Corp............................................       128,625
  10,200 Sony Corp................................................       705,604
  36,000 Sumitomo Bank............................................       369,772
  17,000 Sumitomo Chemical........................................        84,405
  11,000 Sumitomo Corp............................................        79,177
   8,000 Sumitomo Electric Industries.............................       131,278
   2,000 Sumitomo Forestry .......................................        14,098

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         JAPAN--(CONTINUED)
  17,000 Sumitomo Heavy Industry (c)..............................  $     26,497
   6,000 Sumitomo Marine & Fire Insurance ........................        38,722
  47,000 Sumitomo Metal Industries (b)............................        26,751
   8,000 Sumitomo Metal Mining (c)................................        41,891
   4,000 Sumitomo Osaka Cement ...................................        13,380
   9,000 Taiheiyo Cement .........................................        15,447
  18,000 Taisei Corp (c)..........................................        36,095
   4,000 Taisho Pharmaceutical Co. ...............................       108,231
   1,000 Taiyo Yuden Co. .........................................        33,450
   2,000 Takara Shuzo Co. (c).....................................        34,956
   2,000 Takashimaya Co. .........................................        13,608
  10,000 Takeda Chemical Industries, Ltd. ........................       591,944
   1,600 Takefuji Corp. ..........................................       100,876
   1,000 Takuma Co. ..............................................         6,883
  10,000 Teijin ..................................................        51,664
   5,000 Teikoku Oil Co. .........................................        20,841
   2,000 Terumo Corp .............................................        43,783
  12,000 Tobu Railway Co. ........................................        35,306
   3,000 Toda Corp. ..............................................        13,739
   2,000 Toei Co. ................................................         7,040
     200 Toho Co. ................................................        27,601
   6,000 Tohoku Electric Power ...................................        80,228
  25,000 Tokai Bank (c)...........................................       108,362
  17,000 Tokio Marine & Fire Insuance ............................       194,860
   1,000 Tokyo Broadcasting System ...............................        29,597
   2,000 Tokyo Dome Corp (b)......................................         7,356
  15,200 Tokyo Electric Power ....................................       377,338
   2,000 Tokyo Electron ..........................................       109,982
  32,000 Tokyo Gas Co. (c)........................................        94,711
   3,000 Tokyo Style Co. .........................................        27,531
  11,000 Tokyu Corp (c)...........................................        59,334
   8,000 Toppan Printing Co. .....................................        69,702
  17,000 Toray Industries, Inc. ..................................        64,010
  37,000 Toshiba Corp. ...........................................       247,531
   7,000 Tosoh Corp ..............................................        19,186
   2,000 Tostem Corp .............................................        24,851
   4,000 Toto, Ltd. ..............................................        28,546
   2,000 Toyo Seikan Kaisha ......................................        32,574
   6,000 Toyobo Co. ..............................................        11,926
  42,000 Toyota Motor Corp. ......................................     1,342,381
     600 Trans Cosmos, Inc. ......................................        26,007
   2,000 Tsubakimoto Chain .......................................         6,025
   5,000 Ube Industries (c).......................................        11,252
     700 Uni-Charm Corp. .........................................        35,552
   2,000 Uny Co. .................................................        21,366
   3,000 Wacoal Corp .............................................        25,009
     400 World Co. (c)............................................        15,131
   1,000 Yakult Honsha Co. .......................................        11,646
   2,000 Yamaha Corp .............................................        19,615
   4,000 Yamanouchi Pharmaceutical ...............................       173,030

                See accompanying notes to financial statements.

                                     MSF-95

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         JAPAN--(CONTINUED)
   5,000 Yamato Transport .......................................   $     91,944
   2,000 Yamazaki Baking Co. ....................................         13,923
   2,000 Yokogawa Electric ......................................         16,900
                                                                    ------------
                                                                      22,978,072
                                                                    ------------

         NETHERLANDS--5.8%
  17,259 ABN-AMRO Holdings NV ...................................        392,450
  15,090 AEGON NV ...............................................        624,207
   4,486 ASM Lithography Holding NV (b)..........................        101,880
   8,623 Ahold Koninklijke NV ...................................        278,168
   3,434 Akzo Nobel NV ..........................................        184,413
     900 Buhrmann NV ............................................         24,124
   7,755 Elsevier NV ............................................        114,017
   2,724 Getronics NV ...........................................         16,009
   1,186 Hagemeyer NV ...........................................         26,445
   3,568 Heineken NV ............................................        215,895
     362 IHC Caland NV ..........................................         16,993
  10,981 ING Groep NV ...........................................        877,131
     729 KLM NV .................................................         16,768
  14,599 Koninhlijke Philips Electronics NV .....................        534,817
  13,270 Koninklijke KPN NV .....................................        152,741
       1 Koninklijke Nedlloyd Groep NV ..........................             22
   1,268 Oce NV .................................................         20,238
   1,550 Qiagen NV ..............................................         56,317
  24,301 Royal Dutch Petroleum NV ...............................      1,488,902
   5,192 TNT Post Groep NV ......................................        125,567
   6,646 Unilever NV ............................................        420,548
   1,383 Vedior NV ..............................................         16,685
   1,571 Vendex Kbb NV Cva ......................................         20,460
   1,028 Vopak Koninklijke NV ...................................         21,717
   3,101 Wolters Kluwer NV ......................................         84,546
                                                                    ------------
                                                                       5,831,060
                                                                    ------------

         NEW ZEALAND--0.1%
  33,200 Carter Holt Harvey (c)..................................         24,093
   8,500 Fletcher Challenge (Building) (c).......................          7,372
   5,600 Fletcher Challenge (Energy) ............................         21,112
  18,000 Fletcher Challenge (Forest Division) ...................          2,230
  20,500 Telecom Corp. of New Zealand (c)........................         43,633
                                                                    ------------
                                                                          98,440
                                                                    ------------

         NORWAY--0.4%
     900 Bergesen d.y. ASA (c)...................................         14,084
   7,400 Christiania Bank og Kreditkasse ........................         41,538
  10,700 Den Norske Bank ASA ....................................         57,634
     700 Elkem ASA ..............................................         11,113
   1,200 Frontline, Ltd. ........................................         16,193
     800 Hafslund ASA ...........................................          3,992
     700 Kvaerner ASA ...........................................          4,961
   1,300 Merkantildata ASA (b)...................................          5,056

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         NORWAY--(CONTINUED)
   3,000 Norsk Hydro ASA ........................................   $    126,892
     300 Norske Skogsindustrier ASA .............................         12,621
   2,000 Orkla ASA ..............................................         39,462
     600 Petroleum Geo-Services (b)..............................          7,893
   1,200 Schibsted ASA ..........................................         14,764
   1,400 Smedvig ASA ............................................         13,336
   3,100 Storebrand ASA .........................................         21,971
   1,900 Tomra Systems ASA ......................................         36,843
                                                                    ------------
                                                                         428,353
                                                                    ------------

         PORTUGAL--0.5%
   7,794 BPI-SGPS S.A. ..........................................         24,440
  22,205 Banco Comercial Portugues ..............................        117,786
   2,517 Banco Espirito Santo & Comercial S.A. ..................         42,299
   3,577 Brisa-Auto Estradas de Portugal S.A. ...................         31,904
   1,200 Cimpor-Cimento de Portugal S.A. ........................         29,968
  33,615 Electricidade de Portugal S.A. .........................        111,089
   2,349 Jeronimo Martins SGPS S.A. .............................         24,259
   1,700 Portucel Industrial Celulose ...........................         11,571
  13,606 Portugal Telecom S.A. ..................................        124,418
   4,500 Sonae SGPS S.A. ........................................          5,070
  13,500 Sonae SGPS S.A. (Bonus Issue) ..........................         14,829
                                                                    ------------
                                                                         537,633
                                                                    ------------

         SINGAPORE--1.0%
  22,000 Capitaland .............................................         38,062
  13,000 Chartered Semiconductor Manufactoring, Ltd. (c).........         35,536
   7,000 City Developments ......................................         32,496
   1,000 Creative Technolog .....................................         11,361
   3,000 Cycle & Carriage .......................................          5,744
  13,978 DBS Group Holdings, Inc. ...............................        157,995
   8,000 Fraser & Neave .........................................         30,911
  16,000 Keppel Corp ............................................         31,187
   7,000 Natsteel Electronics ...................................         31,689
   6,000 Natsteel, Ltd ..........................................         10,104
  15,000 Neptune Orient Lines (b)................................         11,764
   3,000 Overseas Union Enterprise ..............................         11,764
  15,400 Overseas-Chinese Banking Corp. .........................        114,565
   4,000 Parkway Holdings .......................................          7,382
  24,000 Sembcorp Industries ....................................         23,529
  13,000 Singapore Airlines .....................................        128,948
   4,000 Singapore Press Holdings, Ltd. .........................         59,053
  35,000 Singapore Technologies Engineering .....................         56,314
  66,000 Singapore Telecommunications, Ltd. .....................        102,386
  13,000 United Industrial Corp. ................................          6,372
  12,392 United Overseas Bank ...................................         92,902
  11,000 United Overseas Land, Ltd. .............................          9,833
   2,000 Venture Manufactoring, Ltd. ............................         13,379
                                                                    ------------
                                                                       1,023,276
                                                                    ------------


                See accompanying notes to financial statements.

                                     MSF-96

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         SPAIN--2.9%
     600 ACS Actividades S.A.....................................   $     14,139
     400 Acerinox S.A............................................         12,205
   2,788 Aguas de Barcelona......................................         34,054
   4,142 Altadis S.A.............................................         64,164
     900 Asturiana de Zinc (b)(c)................................          7,858
   3,094 Autopistas Cesa (c).....................................         27,044
     700 Azucarera Ebro S.A......................................          7,978
  51,426 Banco Central Hispanamericano S.A.......................        550,405
  35,918 Banco de Bilbao Vizcaya Argentaria (c)..................        534,486
     400 Corporacion Mapfre CIA Internacional....................          7,623
     400 Cortefiel S.A. .........................................          6,647
  12,567 Endesa S.A. (c).........................................        214,143
   1,329 Fomento de Construcciones & Contratas...................         25,204
   5,086 Gas Natural SDG S.A.....................................         92,635
   1,973 Grupo Dragados S.A. (c).................................         21,487
   9,450 Iberdrola S.A. (c)......................................        118,443
     315 Metrovacesa S.A. .......................................          4,566
   5,233 Puleva S.A. (b).........................................          7,124
  14,181 Repsol S.A. ............................................        226,601
   1,200 Sol Melia S.A. .........................................         12,404
  50,115 Telefonica S.A. (b).....................................        828,086
   3,300 Telepizza...............................................          7,807
   3,491 Union Electric Fenosa...................................         64,075
     900 Uralita.................................................          5,154
     800 Vallehermoso S.A........................................          4,867
     700 Viscofan S.A. (c).......................................          2,990
   3,152 Zardoya Otis S.A........................................         27,669
   2,261 Zeltia S.A. ............................................         24,170
                                                                    ------------
                                                                       2,954,028
                                                                    ------------

         SWEDEN--2.7%
   3,900 Assa Abloy..............................................         76,260
   1,500 AssiDoman AB............................................         30,205
   1,100 Atlas Copco AB..........................................         24,074
   1,000 Atlas Copco AB (Series B)...............................         21,776
   1,900 Drott AB................................................         26,178
   4,500 Electrolux AB...........................................         58,423
   2,400 Gambro AB...............................................         17,424
   9,700 Hennes & Mauritz AB.....................................        150,092
  90,200 LM Ericsson Telephone...................................      1,027,658
     700 Modern Time Group.......................................         18,547
   1,500 Netcom AB (b)...........................................         62,318
  33,162 Nordic Baltic Holding...................................        251,293
     800 OM Gruppen AB...........................................         19,755
     500 SKF AB..................................................          6,968
     500 SKF AB (Series B) (c)...................................          7,551
     800 SSAB Svenskt Stal AB....................................          7,631
   2,900 Sandvik AB..............................................         69,768
     500 Sapa AB.................................................          7,313

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         SWEDEN--(CONTINUED)
   3,800 Securitas AB............................................   $     70,478
   7,700 Skand Enskilda BKN......................................         84,871
  12,000 Skandia Forsaekrings....................................        195,219
   1,400 Skanska AB..............................................         57,866
   3,000 Svenska Cellulosa AB....................................         63,748
   7,600 Svenska Handelsbanken...................................        130,083
   1,000 Svenska Handelsbanken (Series B)........................         16,957
   5,900 Swedish Match...........................................         23,011
  16,600 Telia AB (b)(c).........................................         85,326
   1,100 Trelleborg AB (Class B).................................          7,927
   1,100 Volvo AB................................................         18,070
   3,000 Volvo AB (Series B).....................................         49,759
   3,000 WM-Data AB..............................................         14,403
                                                                    ------------
                                                                       2,700,952
                                                                    ------------

         SWITZERLAND--7.3%
   3,330 ABB AG..................................................        354,988
     200 Adecco S.A..............................................        125,887
     140 Charles Vogele Holdings.................................         21,020
   3,430 Credit Suisse Group.....................................        651,923
      40 Fischer Georg AG........................................         11,355
      20 Forbo Holdings AG.......................................          9,010
      76 Givaudan AG (b).........................................         20,096
      61 Holderbank Financiere Glarus AG.........................         73,403
     100 Holderbank Financiere Glarus AG
          (Registered)...........................................         32,706
      60 Kudelski S.A. ..........................................         66,646
      42 Kuoni Reisen Holdings...................................         18,143
      90 Logitech International..................................         22,322
      90 Lonza Group AG..........................................         52,317
     446 Nestle S.A. ............................................      1,040,347
     817 Novartis AG.............................................      1,444,436
      50 Publigroupe S.A.........................................         24,122
      18 Roche Holdings AG.......................................        223,265
      79 Roche Holdings AG.......................................        804,870
      10 SGS Generale de Surveillance Holding
          S.A. ..................................................         14,502
      50 SGS Holding.............................................         15,427
     270 Sairgroup...............................................         43,070
       7 Schindler Holdings AG...................................         10,812
       8 Schindler Holdings AG (Registered)......................         12,584
     158 Schweizerische Rueckversicherungs -Geselschaft..........        378,791
      40 Sulzer AG...............................................         28,855
      40 Swatch Group............................................         49,985
     170 Swatch Group............................................         44,375
     820 Swisscom AG.............................................        213,286
   1,288 Syngenta AG (c).........................................         69,149
   4,960 UBS AG..................................................        809,578
     150 Unaxis Holding AG.......................................         33,786

                See accompanying notes to financial statements.

                                     MSF-97

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         SWITZERLAND--(CONTINUED)
      40 Valora Holdings AG......................................   $      8,553
     953 Zurich Financial Servicess AG...........................        574,565
                                                                    ------------
                                                                       7,304,174
                                                                    ------------

         UNITED KINGDOM--21.5%
   6,600 3i Group................................................        122,055
   3,900 AWG, Plc. ..............................................         33,498
  16,200 Abbey National Plc. ....................................        294,993
   3,600 Airtours, Plc. .........................................         10,809
   8,100 Amvescap, Plc. .........................................        166,251
  10,870 Arm Holdings, Plc. (b)..................................         82,162
  19,832 AstraZeneca Group, Plc. ................................        999,845
  12,400 BAA, Plc. ..............................................        114,473
  34,400 BAE Systems, Inc. ......................................        196,297
   4,700 BBA Group...............................................         25,977
  39,500 BG Group, Plc. .........................................        154,593
   6,400 BOC Group, Plc. ........................................         97,228
 255,500 BP Amoco, Plc. .........................................      2,060,995
   1,000 BTG, Plc. ..............................................         21,635
  19,100 Barclays, Plc. .........................................        591,174
   9,900 Bass, Plc. .............................................        107,809
   2,000 Berkeley Group, Plc. ...................................         22,549
   7,128 Blue Circle Industries, Plc. ...........................         46,957
  11,500 Boots Co., Plc. ........................................        104,618
  14,100 British Airways, Plc. ..................................         82,249
  24,100 British America Tobacco, Plc. ..........................        183,513
   5,500 British Land Co. .......................................         39,026
  19,950 British Sky Broadcasting Group, Plc. ...................        334,073
  75,000 British Telecommunication, Plc. ........................        640,840
   5,900 Bunzl, Plc. ............................................         36,135
   1,783 Burmah Castrol, Plc. ...................................         42,269
  26,100 CGNU. Plc. .............................................        421,852
   7,000 CMG, Plc. ..............................................         93,587
  21,700 Cadbury Schweppes, Plc. ................................        150,084
   7,200 Canary Wharf Group, Plc. ...............................         52,432
   6,800 Capita Group, Plc. .....................................         50,789
   7,000 Caradon, Plc. ..........................................         20,962
   5,900 Carlton Communications, Plc. ...........................         53,850
   3,100 Celltech Group..........................................         54,782
  47,980 Centrica, Plc...........................................        185,811
   8,300 Chubb, Plc. ............................................         19,590
  27,000 Corus Group, Plc. ......................................         28,434
  38,100 Diageo, Plc. ...........................................        426,853
  22,790 Dixons Group, Plc. .....................................         76,258
   7,600 EMI Group, Plc. ........................................         62,441
   1,500 Eidos, Plc. (b).........................................          4,818
   5,500 Electrocomponents, Plc. ................................         54,389
   2,570 Exel, Plc. .............................................         36,471
   4,700 FKI, Plc. ..............................................         15,446
   8,300 GKN, Plc. ..............................................         87,658
  70,094 Glaxo Smithkline, Plc. .................................      1,978,950

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         UNITED KINGDOM--(CONTINUED)
  25,758 Granada Compass, Plc. ...................................  $    280,307
  12,800 Great University Stores, Plc. ...........................       100,479
 104,640 HSBC Holdings, Plc. .....................................     1,539,665
  26,165 Halifax Group............................................       259,331
   1,800 Hammerson, Plc. .........................................        12,449
   9,460 Hanson, Plc. ............................................        64,863
  19,200 Hays, Plc. ..............................................       110,708
  14,900 Hilton Group, Plc. ......................................        46,518
   9,800 Imperial Chemical Industries, Plc. ......................        80,809
  40,514 Invensys, Plc. ..........................................        94,713
  22,900 J. Sainsbury, Plc. ......................................       135,806
   1,600 Johnson Matthey, Plc. ...................................        25,215
  17,400 Kingfisher, Plc. ........................................       129,376
   6,000 Land Securities, Plc. ...................................        75,512
  15,300 Lasmo, Plc...............................................        45,710
  36,500 Lattice Group............................................        82,331
  54,400 Legal & General Group....................................       149,930
  62,300 Lloyds TSB Group.........................................       658,891
   5,100 Logica, Plc. ............................................       133,322
  31,200 Marconi, Plc. ...........................................       335,101
  31,800 Marks & Spencer, Plc. ...................................        88,355
   5,400 Misys, Plc. .............................................        53,239
  17,200 National Grid Group, Plc. ...............................       156,344
  10,700 National Power, Plc. ....................................        40,119
   6,800 Nycomed Amersham, Plc. ..................................        56,630
   7,600 P&O Princess Cruise, Plc. ...............................        32,129
   7,600 P&O, Plc. ...............................................        35,989
   3,000 Pace Micro Technologies, Plc. ...........................        20,755
   9,500 Pearson, Plc. ...........................................       225,638
  22,000 Pilkington, Plc. ........................................        36,479
   3,700 Provident Financial, Plc. ...............................        54,663
  23,300 Prudential, Plc. ........................................       374,855
   3,500 Psion, Plc. .............................................        14,979
   2,840 RMC Group, Plc. .........................................        24,988
   6,700 Railtrack Group, Plc. ...................................        92,578
   8,000 Rank Group, Plc. ........................................        21,081
  13,500 Reed International, Plc. ................................       141,164
  26,900 Rentokil Group, Plc. ....................................        92,823
  16,100 Reuters Group, Plc. .....................................       272,488
   7,001 Rexam, Plc. .............................................        23,531
  11,100 Rio Tinto, Ltd. .........................................       195,326
  30,500 Royal Bank Scotland Group, Plc. .........................       720,773
   3,000 SSL International, Plc. .................................        22,010
  15,000 Sage Group, Ltd. ........................................        68,733
   3,100 Schroders................................................        61,173
  22,000 Scottish Power, Plc. ....................................       173,848
   6,500 Sema Group, Plc. ........................................        28,619
   6,200 Slough Estates, Plc. ....................................        38,158
  12,036 Smith & Nephew...........................................        55,736
   9,606 Smiths Industries, Plc. .................................       115,943
  13,300 Stagecoach Holdings, Plc. ...............................        13,113

                See accompanying notes to financial statements.

                                     MSF-98

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)                SHORT TERM INVESTMENT--2.3%

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         UNITED KINGDOM--(CONTINUED)
   6,000 Tate & Lyle, Plc........................................   $     22,458
  76,400 Tesco, Plc..............................................        311,279
  32,671 Unilever NC.............................................        279,646
   6,500 United Utilities, Plc...................................         64,569
 696,727 Vodafone AirTouch, Plc..................................      2,555,090
  12,900 WPP Group, Plc..........................................        168,034
   8,200 Wolseley, Plc...........................................         56,346
                                                                    ------------
                                                                      21,658,197
                                                                    ------------
         Total Common Stocks (Identified Cost $100,899,900)......    101,151,696
                                                                    ============

PREFERRED STOCKS--0.2%

         AUSTRALIA--0.2%
  24,923 News Corp., Ltd.........................................        177,259
                                                                    ------------

         FRANCE--0.0%
     439 Casino Guich Perr.......................................         28,645
                                                                    ------------
         Total Preferred Stocks
          (Identified Cost $225,650).............................        205,904
                                                                    ------------

   FACE
  AMOUNT
$2,275,000  Federal Home Loan Mortgage
             5.270%, 01/02/01...................    2,274,667
                                                 ------------
            Total Short Term Investment
             (Identified Cost $2,274,667).......    2,274,667
                                                 ------------
            Total Investments--102.7%
             (Identified Cost $103,400,217) (a).  103,632,267
            Other assets less
             liabilities........................   (2,682,027)
                                                 ------------
            TOTAL NET ASSETS--
             100%............................... $100,950,240
                                                 ============

(a) Federal Tax Information:
  At December 31, 2000 the net unrealized depreciation on investments based on cost of $103,707,864 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 9,629,716
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (9,705,313)
                                                                   -----------
   Net unrealized depreciation.................................... $   (75,597)
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $4,448,251 with collateral backing valued at $4,640,579.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the not located in the United States or Canada.

                                    PERCENTAGE
                                        OF
TEN LARGEST INDUSTRY HOLDINGS AT    TOTAL NET
DECEMBER 31, 2000 (UNAUDITED)         ASSETS
 1. Banks                             14.1%
 2. Communication Services             13.6
 3. Computers & Business Equipment     7.4
 4. Drugs & Health Care                7.3
 5. Insurance                          6.3
 6. Domestic Oil                       4.4
 7. Food & Beverages                   4.3
 8. Financial Services                 3.8
 9. Automobiles                        2.9
10. Electric Utilities                 2.9

                See accompanying notes to financial statements.

                                    MSF-99

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value................................             $103,632,267
 Cash................................................                   12,657
 Foreign cash at value (Identified cost $2,354)......                    2,356
 Receivable for:
 Securities sold.....................................                   30,216
 Fund shares sold....................................                      100
 Dividends and interest..............................                   79,185
 Foreign taxes.......................................                   60,766
 Collateral for securities loaned....................                4,640,579
 Prepaid expenses....................................                    2,306
                                                                  ------------
  Total Assets.......................................              108,460,432
                                                                  ------------
LIABILITIES
 Payable for:
 Fund shares redeemed................................  $  424,013
 Securities purchased................................   2,355,195
 Withholding taxes...................................       8,402
 Return of collateral for securities loaned..........   4,640,579
 Accrued expenses:
 Management fees.....................................      38,820
 Other expenses......................................      43,183
                                                       ----------
  Total Liabilities..................................                7,510,192
                                                                  ------------
NET ASSETS...........................................             $100,950,240
                                                                  ============
Net assets consist of:
 Capital paid in.....................................             $101,210,424
 Overdistributed net investment income...............                  (98,404)
 Accumulated net realized gains (losses).............                 (408,345)
 Unrealized appreciation (depreciation) on
  investments and foreign currency...................                  246,565
                                                                  ------------
NET ASSETS...........................................             $100,950,240
                                                                  ============
Computation of offering price:
Net asset value and redemption price per share
 ($100,950,240 divided by 8,998,897 shares of
 beneficial interest)................................             $      11.22
                                                                  ============
Identified cost of investments.......................             $103,400,217
                                                                  ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends......................................                $  1,119,586(a)
 Interest.......................................                     103,353(b)
                                                                ------------
                                                                   1,222,939
                                                                ------------
EXPENSES
 Management fees................................  $    274,174
 Directors' fees and expenses...................        11,208
 Custodian......................................       408,651
 Audit and tax services.........................         2,850
 Legal..........................................         2,063
 Printing.......................................        14,216
 Insurance......................................         2,306
 Miscellaneous..................................         1,110
                                                  ------------
 Total expenses before reimbursement............       716,578
 Expense reimbursement..........................      (188,624)      527,954
                                                  ------------  ------------
NET INVESTMENT INCOME...........................                     694,985
                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...............................       498,160
 Foreign currency transactions--net.............       108,342       606,502
                                                  ------------
Unrealized appreciation (depreciation) on:
 Investments--net...............................   (15,091,803)
 Foreign currency transactions--net.............        15,979   (15,075,824)
                                                  ------------  ------------
Net gain (loss).................................                 (14,469,322)
                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.....................................                $(13,774,337)
                                                                ============

(a) Net of foreign taxes of $186,022.
(b) Income on securities loaned $24,759.

                See accompanying notes to financial statements.

                                    MSF-100

METROPOLITAN SERIES FUND, INC.
MORGAN STANLEY EAFE INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $    694,985  $    625,263
 Net realized gain (loss)..........................      606,502       214,771
 Unrealized appreciation (depreciation)............  (15,075,824)   13,501,366
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.  (13,774,337)   14,341,400
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................     (918,980)     (363,112)
 Net realized gain.................................     (750,622)     (491,878)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................   (1,669,602)     (854,990)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   71,917,398    57,813,098
 Reinvestment of distributions.....................    1,669,602       854,990
 Cost of shares redeemed...........................  (39,547,736)  (15,253,034)
                                                    ------------  ------------
 Increase (decrease) in net assets from capital
  share transactions...............................   34,039,264    43,415,054
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   18,595,325    56,901,464
NET ASSETS
 Beginning of the year.............................   82,354,915    25,453,451
                                                    ------------  ------------
 End of the year................................... $100,950,240  $ 82,354,915
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $    (98,404) $    260,231
                                                    ============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares....................    5,906,769     5,040,737
 Issued in reinvestment of distributions...........      149,518        67,535
 Redeemed..........................................   (3,232,992)   (1,289,685)
                                                    ------------  ------------
 Net change........................................    2,823,295     3,818,587
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                            YEAR ENDED DECEMBER 31,
                            --------------------------
                              2000       1999  1998(A)
                            --------  -------  -------
Net asset value, beginning
 of year..................  $  13.34  $ 10.80  $ 10.00
                            --------  -------  -------
Income from investment
 operations
 Net investment income....      0.07     0.10     0.01
 Net realized and
  unrealized gain (loss)
  on investments..........     (2.00)    2.58     0.80
                            --------  -------  -------
 Total from investment
  operations..............     (1.93)    2.68     0.81
                            --------  -------  -------
Less distributions
 Distributions from net
  investment income.......     (0.11)   (0.06)   (0.01)
 Distributions from net
  realized capital gains..     (0.08)   (0.08)    0.00
                            --------  -------  -------
 Total distributions......     (0.19)   (0.14)   (0.01)
                            --------  -------  -------
Net asset value, end of
 year.....................  $  11.22  $ 13.34  $ 10.80
                            ========  =======  =======
 TOTAL RETURN (%).........     (14.5)    24.9      8.1(b)
Ratio of operating
 expenses to average net
 assets (%)...............      0.58     0.55     0.55(c)
Ratio of net investment
 income to average net
 assets (%)...............      0.76     1.25     0.71(c)
Portfolio turnover rate
 (%)......................        10       44       13(c)
Net assets, end of year
 (000)......................$100,950  $82,355  $25,453
The ratios of operating
 expenses to average net
 assets without giving
 effect to the voluntary
 expense agreement would
 have been (%)............      0.78     1.77     1.41(c)

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-101

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--95.3% OF TOTAL NET ASSETS

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        AEROSPACE & DEFENSE--1.2%
  2,676 AAR Corp.................................................   $     33,785
  7,942 Aeroflex, Inc. (b).......................................        230,070
  2,329 Alliant Techsystems, Inc. (b)............................        155,461
    901 Curtiss Wright Corp. ....................................         41,896
  3,900 Gencorp, Inc.............................................         37,538
  1,254 Heico Corp. (c)..........................................         19,594
  2,383 Hexcel Corp. (b) (c).....................................         21,298
  2,726 Kaman Corp...............................................         46,086
  3,301 Mercury Computer Systems, Inc. (b).......................        153,393
  1,133 Moog, Inc. (b)...........................................         32,857
  4,292 Newport News Shipbuilding, Inc. (b)......................        223,184
  4,703 Orbital Sciences Corp. (b)(c)............................         19,400
  7,384 Precision Castparts Corp. ...............................        310,589
  1,510 Primex Technologies, Inc. ...............................         48,178
  5,267 Remec, Inc. (b)..........................................         51,024
  1,295 Sequa Corp. (b)..........................................         47,106
                                                                    ------------
                                                                       1,471,459
                                                                    ------------

        AIR TRAVEL--0.5%
  6,793 Airtran Holdings, Inc. (b)...............................         49,249
  3,660 Alaska Air Group, Inc. (b)...............................        108,885
  2,825 America West Holding Corp. (Class B) (b).................         36,195
  2,285 Atlantic Coast Airlines Holdings (b)(c)..................         93,471
  2,255 Frontier Airlines, Inc. (b)(c)...........................         69,905
  3,797 Mesa Air Group, Inc. (b).................................         26,520
  1,577 Mesaba Holdings, Inc. (b)................................         19,860
  1,629 Midwest Express Holdings, Inc. (b).......................         23,926
  6,986 Skywest, Inc. ...........................................        201,503
                                                                    ------------
                                                                         629,514
                                                                    ------------

        APPAREL & TEXTILES--0.9%
  1,900 Brown Shoe, Inc. (b).....................................         24,700
  1,141 Bush Industries, Inc. (b)................................         13,264
  1,113 Columbia Sportswear Co. (b)..............................         55,511
  1,748 Fossil, Inc. (b)(c)......................................         25,291
    654 Haverty Furniture Cos., Inc..............................          6,458
  2,119 Kellwood Co..............................................         44,764
  1,381 Kenneth Cole Productions, Inc. (b).......................         55,585
  1,990 Nautica Enterprises, Inc. (b)(c).........................         30,223
  1,420 Oshkosh B Gosh, Inc. (b).................................         26,181
  1,633 Phillips Van Heusen Corp.................................         21,229
  5,482 Polo Ralph Lauren Corp. (b)..............................        122,317
  2,800 Polymer Group, Inc.......................................         15,050
  2,705 Quiksilver, Inc. (b)(c)..................................         52,409
  4,440 Reebok International, Ltd. (b)(c)........................        121,390
  3,439 Russell Corp. ...........................................         53,090
  1,800 Skechers U. S. A., Inc. (b)(c)...........................         27,900
  3,357 Stride Rite Corp.........................................         23,499
  3,008 Timberland Co. (b).......................................        201,160
  6,922 Unifi, Inc. (b)..........................................         61,865

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        APPAREL & TEXTILES--(CONTINUED)
  1,590 Vans, Inc. (b)...........................................   $     26,881
    270 Warnaco Group, Inc. (c)..................................            456
  4,045 Wellman, Inc.............................................         57,136
  5,604 Wolverine World Wide, Inc. (c)...........................         85,461
                                                                    ------------
                                                                       1,151,820
                                                                    ------------

        AUTO PARTS--1.1%
  1,194 American Axle & Manufacturing Holdings,
         Inc. (b)................................................          9,477
  9,051 Arvinmeritor, Inc........................................        102,955
  1,801 Bandag, Inc. (b).........................................         73,053
  3,739 Borg Warner Automotive, Inc. (b).........................        149,560
  5,176 Collins & Aikman Corp. (b)...............................         21,674
  5,800 Cooper Tire & Rubber Co. (b).............................         61,625
  2,689 Delco Remy International, Inc. (b).......................         23,193
    625 Dura Automotive Systems, Inc. (b)(c).....................          3,262
    910 Exide Corp. (c)..........................................          6,939
  9,043 Federal Mogul Corp. (c)..................................         20,912
  5,531 Federal Signal Corp. ....................................        108,546
  2,238 Hayes Lemmerz International, Inc. (b)(c).................         14,967
    195 IMPCO Technologies, Inc. (b)(c)..........................          2,334
  9,458 Lear Corp. (b)...........................................        234,676
    259 Midas, Inc. .............................................          3,092
  3,634 Modine Manufacturing Co..................................         75,519
  1,499 Sauer Danfoss, Inc. .....................................         14,053
  8,601 Snap-On, Inc.............................................        239,753
  1,800 Stoneridge, Inc. (b).....................................         12,150
  3,110 Superior Industries International, Inc...................         98,159
  4,358 Tenneco Automotive, Inc..................................         13,074
  5,189 Tower Automotive, Inc. (b)(c) ...........................         46,701
                                                                    ------------
                                                                       1,335,674
                                                                    ------------

        AUTOMOBILES--0.1%
  1,800 Coachmen Industries, Inc.................................         18,900
  2,041 Dollar Thrifty Automotive Group (b)......................         38,269
    648 Monaco Coach Corp. (b)...................................         11,461
    421 Thor Industries, Inc. ...................................          8,315
  1,790 Winnebago Industries, Inc. (b)...........................         31,437
                                                                    ------------
                                                                         108,382
                                                                    ------------

        BANKS--8.0%
  1,407 1st Source Corp. ........................................         25,810
  1,016 Alabama National Bancorporation (b)......................         23,051
  2,242 Amcore Financial, Inc. ..................................         46,592
  3,703 American Financial Holdings, Inc.........................         76,374
  1,582 Anchor BanCorp Wisconsin, Inc. (b).......................         25,361
  1,302 Andover Bancorp, Inc. (b)................................         44,919
    546 Area Bancshares Corp. (b)................................          9,043
  6,517 Astoria Financial Corp...................................        354,158
    174 BOK Financial Corp. (b)..................................          3,708

                See accompanying notes to financial statements.

                                    MSF-102

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BANKS--(CONTINUED)
  1,017 BSB Bancorp, Inc. (b).....................................  $     13,253
    890 Bancfirst Corp. (b).......................................        35,433
  9,559 Bancorpsouth, Inc. (b)....................................       116,500
  1,443 Bank Granite Corp. (b)(c).................................        33,414
  4,713 Bank United Corp. (b).....................................       321,515
  2,949 Bay View Capital Corp. (b)................................        18,431
  1,078 Brookline Bancorp, Inc. (b)...............................        12,464
  1,664 CPB, Inc. (b).............................................        46,592
  2,062 CVB Financial Corp. (b)...................................        35,054
  2,832 Capitol Federal Financial.................................        47,348
  1,717 Cathay Bancorp, Inc. (b)(c)...............................       101,464
  1,300 Century South Bank, Inc. (b)..............................        43,794
  1,777 Chemical Financial Corp. .................................        41,704
  4,226 Chittenden Corp...........................................       128,101
  6,112 Citizens Banking Corp. (b)................................       178,203
  1,541 CityBank (b)(c)...........................................        33,324
 12,342 Colonial Bancgroup, Inc. (b)..............................       132,677
  4,884 Commerce Bancorp, Inc. (b)................................       333,943
  7,240 Commercial Federal Corp...................................       140,727
  6,151 Community First Bankshares, Inc. (b)......................       116,292
  1,620 Corus Bankshares, Inc. (b)................................        80,038
  7,941 Cullen Frost Bankers, Inc. (b)............................       332,033
    569 Dime Community Bancorp, Inc. (b)..........................        14,332
  4,004 Doral Financial Corp......................................        96,471
  3,470 Downey Financial Corp.....................................       190,850
  2,395 East West Bancorp, Inc. (b)...............................        59,576
    476 F & M Bancorp (b).........................................         9,862
  4,159 F & M National Corp. .....................................       108,654
  2,734 F.N.B Corp. (b)...........................................        57,670
  1,203 Farmers Capital Bank Corp. (b)............................        33,270
  1,918 First Bancorp Puerto Rico (b).............................        45,313
  1,300 First Buse Corp. (b)(c)...................................        25,553
  2,356 First Charter Corp........................................        35,119
    919 First Citizens BancShares, Inc. (b).......................        73,865
  6,189 First Commonwealth Financial Corp.........................        61,890
     59 First Federal Capital Corp. ..............................           861
  4,471 First Financial Bancorp (b)...............................        75,728
  1,558 First Financial Bankshares, Inc. (b)......................        49,272
  1,342 First Financial Corp......................................        42,231
  1,632 First Financial Holdings, Inc. ...........................        32,079
  2,214 First Indiana Corp. ......................................        52,306
    626 First Merchants Corp. ....................................        14,183
  5,969 First Midwest Bancorp, Inc. (b)...........................       171,049
  2,302 First Niagara Financial Group, Inc. ......................        25,106
  1,913 First Sentinel Bancorp, Inc. (b)..........................        22,179
  3,193 FirstFed Financial Corp. (b)(c)...........................       103,174
  1,840 Frontier Financial Corp. .................................        45,770
  9,499 Fulton Financial Corp. ...................................       218,774
  1,911 GBC Bancorp (b)...........................................        73,394
  3,785 Gold Banc Corp., Inc. (b).................................        17,979
  5,858 Greater Bay Bancorp (b)...................................       239,995

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BANKS--(CONTINUED)
  1,689 Hancock Holding Co........................................  $     64,446
  1,016 Harbor Florida Bancshares, Inc. (b).......................        15,145
  1,553 Harleysville National Corp. ..............................        53,773
  6,801 Hudson United Bancorp (b).................................       142,396
  4,939 Imperial Bancorp (b)(c)...................................       129,649
  8,305 Independence Community Bank Corp. (b).....................       132,620
  1,788 Independent Bank Corp. (b)................................        22,015
  3,201 Integra Bank Corp. (b)....................................        81,726
  2,629 International Bancshares Corp. (b)........................        90,125
  4,477 Investors Financial Services Corp. .......................       384,882
  1,375 Irwin Financial Corp. ....................................        29,047
  1,972 MAF Bancorp, Inc. (b).....................................        56,202
  2,037 Merchants New York Bancorp, Inc. (b)......................        50,989
  1,707 Mid America Bancorp (b)...................................        38,834
  2,086 Mid State Bancshares (b)..................................        74,118
    953 Mississippi Valley Bankshares, Inc. (b)...................        28,173
  1,705 NBT Bancorp, Inc. (b)(c)..................................        25,202
  2,335 National Penn Bancshares, Inc. (b)........................        47,065
  1,331 Net.B@nk, Inc. (b)(c).....................................         8,776
  2,470 New York Community Bancorp, Inc. (b)......................        90,695
    567 Oceanfirst Financial Corp. ...............................        13,945
  2,059 Ocwen Financial Corp. (b).................................        13,126
  1,253 Omega Financial Corp. ....................................        33,870
  1,426 Oriental Financial Group, Inc. ...........................        18,984
  3,659 Pacific Capital Bancorp (b)...............................       103,481
  1,304 Pacific Northwest Bancorp (b).............................        18,134
  1,477 Park National Corp. (c)...................................       132,468
  3,537 Peoples Bank Bridgeport Connecticut (b)(c)................        91,630
  1,870 Premier National Bancorp, Inc. (b)........................        38,919
  1,785 Promistar Financial Corp. ................................        31,126
  1,970 Provident Bankshares Corp. (b)............................        41,185
  3,325 Provident Financial Group, Inc. ..........................       124,584
  6,380 Republic Bancorp, Inc. (b)................................        69,582
  3,114 Republic Security Financial Corp. (b).....................        22,674
  2,970 Richmond County Financial Corp. ..........................        77,498
  2,100 Riggs National Corp. .....................................        29,334
  7,455 Roslyn Bancorp, Inc. (b)..................................       203,382
  3,408 S & T Bancorp, Inc. (b)...................................        73,911
  1,207 Sandy Spring Bancorp, Inc. (b)............................        27,535
  3,182 Seacoast Financial Services Corp..........................        38,085
  6,094 Silicon Valley Bancshares (b).............................       210,433
 10,931 Sky Financial Group, Inc. ................................       183,436
  5,273 South Financial Group, Inc. ..............................        69,043
  4,044 Southwest Bancorporation (b)(c)...........................       173,766
  4,627 Staten Islands Bancorp, Inc. (b)..........................        98,902
  1,880 Sterling Bancshares, Inc. (b).............................        37,189
  4,647 Susquehanna Bancshares Inc. (b)...........................        76,966
  2,262 Texas Regional Bancshares, Inc. (b).......................        73,361
  1,800 The Trust Co. of New Jersey...............................        22,556
  7,741 Trustco Bank Corp. (b)....................................        94,585
  6,633 Trustmark Corp. ..........................................       139,086

                See accompanying notes to financial statements.

                                    MSF-103

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BANKS--(CONTINUED)
  1,654 UCBH Holdings, Inc. (b)..................................   $     77,221
  2,650 UMB Financial Corp. (b)..................................         98,961
  4,431 United Bankshares, Inc. (b)..............................         94,159
  1,978 United Community Financial...............................         13,815
  1,938 United National Bancorp (b)..............................         37,185
  1,256 United States B Holding, Inc. (b)(c).....................         15,779
  3,544 W Holding Co., Inc. .....................................         41,310
  5,808 Washington Federal, Inc. ................................        165,346
  7,514 Webster Financial Corp. (b)..............................        212,505
  2,472 Wesbanco, Inc. (b).......................................         58,401
  5,247 Westamerica Bancorporation (b)(c)........................        225,785
      5 Westcorp, Inc. ..........................................             75
  3,564 Whitney Holding Corp.....................................        129,084
                                                                    ------------
                                                                      10,066,105
                                                                    ------------

        BIOTECHNOLOGY--2.2%
    730 Aclara Biosciences, Inc. (b)(c)..........................          7,984
  7,675 Advanced Tissue Sciences, Inc. (b).......................         23,025
  2,838 Albany Molecular Research, Inc. (b)(c)...................        175,424
  6,039 Alliance Pharmaceutical Corp. (b)........................         52,464
  5,742 Avant Immunotherapeutics, Inc. (b).......................         39,656
  2,419 Avigen, Inc. (b)(c)......................................         50,723
  1,781 Bone Care International, Inc. (b)(c).....................         30,945
  4,962 Cell Genesys, Inc. (c)...................................        113,506
    308 Cell Pathways, Inc.......................................          1,415
  6,237 Celsion Corp. (b)(c).....................................          6,237
  1,505 Collateral Therapeutics (b)(c)...........................         26,102
  3,653 CuRagen Corp. (b)(c).....................................         99,887
  1,878 Digene Corp. (b).........................................         83,571
  1,437 Diversa Corp. (b)........................................         25,776
  7,474 Edwards Lifesciences Corp. (b)...........................        132,663
  2,407 Emisphere Technologies, Inc. (b).........................         60,325
  6,398 Enzon, Inc. (b)..........................................        396,876
  4,290 Gene Logic (b)...........................................         79,097
  2,642 Genome Therapeutics Corp. (b)(c).........................         18,494
  2,882 Genzyme Transgenics Corp. (b)............................         41,159
  3,296 Geron Corp. (b)(c).......................................         50,985
  1,787 Hyseq, Inc. (b)..........................................         25,800
  3,858 Immunomedics, Inc. (b)...................................         82,947
  5,160 Invitrogen Corp. (b)(c)..................................        445,695
  1,015 Lexicon Genetics, Inc. (b)...............................         16,779
  1,084 Luminex Corp. (b)(c).....................................         28,218
    989 Lynx Therapeutics, Inc. (b)..............................          8,855
  2,244 Martek Biosciences Corp. (b)(c)..........................         27,699
  1,267 Maxygen, Inc. (b)........................................         31,002
  1,784 Miravant Medical Technologies (b)(c).....................         16,530
  1,154 Nexell Therapeutics, Inc. (b)............................          3,516
  1,258 Orchid Biosciences, Inc. (b)(c)..........................         17,730
  4,343 Organogenesis, Inc. (b)(c)...............................         39,044
  3,227 Pharmacopeia, Inc. (b)...................................         70,490
  3,192 Regeneron Pharmaceuticals, Inc. .........................        112,917

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BIOTECHNOLOGY--(CONTINUED)
  1,058 Sequenom, Inc. (b).......................................   $     14,779
  3,414 Targeted Genetics Corp. (b)(c)...........................         22,724
  5,233 Texas Biotechnology Corp. (b)............................         44,951
  3,506 Titan Pharmaceuticals, Inc. (b)(c).......................        124,007
  3,017 Transkaryotic Therapies, Inc. (b)(c).....................        109,838
  3,724 Valentis, Inc. (b)(c)....................................         26,650
                                                                    ------------
                                                                       2,786,485
                                                                    ------------

        BROADCASTING--0.6%
  1,283 Acme Communications, Inc. (b)(c).........................         11,828
  4,722 Citadel Communications Corp. (b).........................         56,516
  1,308 Crown Media Holdings, Inc. (b)(c)........................         26,528
  4,510 Cumulus Media, Inc. (b)..................................         16,490
  5,034 Insight Communications, Inc. (b).........................        118,456
  2,563 Mediacom Communications Corp. (b)(c).....................         43,971
  6,495 Metromedia International Group, Inc. (b).................         16,887
  3,309 Paxson Communications Corp. (b)(c).......................         39,501
  2,042 Regent Communications, Inc. (b)..........................         12,188
    981 Saga Communications (b)..................................         14,592
  3,008 Salem Communications Corp. (b)(c)........................         45,214
  5,834 Sinclair Broadcast Group, Inc. (b)(c)....................         58,431
  5,131 Sirius Satellite Radio, Inc. (b)(c)......................        153,289
  3,939 Spanish Broadcasting Systems, Inc. (b)...................         19,880
  1,928 Tivo, Inc. (b)(c)........................................         10,423
    664 United Television, Inc. (c)..............................         77,045
  2,187 XM Satellite Radio Holdings, Inc. (b)(c).................         34,992
  1,849 Young Broadcasting, Inc. (b).............................         61,595
                                                                    ------------
                                                                         817,826
                                                                    ------------

        BUILDING & CONSTRUCTION--0.5%
  4,844 Armstrong Holdings, Inc. (b)(c)..........................          9,991
  4,603 Comfort Systems USA, Inc. (b)............................          9,781
    790 Coorstek, Inc. (b).......................................         24,712
  6,836 Dal Tile International, Inc. (b).........................         96,986
    984 Elcor Chemical Corp. (c).................................         16,605
  1,155 Griffon Corp. (b)........................................          9,096
  2,801 Insituform Technologies, Inc. ...........................        111,777
  2,551 Lennox International, Inc. (c)...........................         19,770
    636 NCI Building Systems, Inc. (b)...........................         11,965
  1,206 Nortek, Inc. (b).........................................         28,567
  1,184 Simpson Manufacturing, Inc. (b)..........................         60,384
  1,020 Trex, Inc. (b)(c)........................................         25,691
    767 Universal Forest Products, Inc. .........................         10,211
  2,152 Watsco, Inc. ............................................         24,791
  5,415 York International Corp. ................................        166,173
                                                                    ------------
                                                                         626,500
                                                                    ------------

        BUSINESS SERVICES--4.2%
  1,147 4Kids Entertainment, Inc. (b)............................         10,251
  2,538 ABRN Industries, Inc. (b)................................         77,726

                See accompanying notes to financial statements.

                                    MSF-104

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BUSINESS SERVICES--(CONTINUED)
  7,670 AC Nielson Corp. (b)......................................  $    278,037
  3,080 Administaff, Inc. (b).....................................        83,776
  1,012 Advanced Marketing Services, Inc. ........................        17,584
  1,549 Advantage Learning Systems, Inc. (b)......................        52,134
  4,120 Advent Software, Inc. (b).................................       165,186
  2,182 Armor Holdings, Inc. (b)..................................        38,049
  2,816 Banta Corp. (b)...........................................        71,583
  4,844 Billing Concepts Corp. (b)................................         9,839
  3,976 Bowne & Co., Inc. (b).....................................        41,997
  1,109 Braun Consulting, Inc. (b)................................         4,124
  2,116 Bright Horizons Family Solutions (b)......................        54,487
  2,805 CCC Information Services Group, Inc. .....................        17,707
  1,200 CDI Corp. (b).............................................        17,550
    899 CPI Corp. ................................................        17,980
  3,272 Career Education Corp. (b)(c).............................       126,176
    131 Casella Waste Systems, Inc. (b)...........................         1,126
  1,546 Central Parking Corp. (c).................................        30,920
  8,905 Century Business Services, Inc. (b).......................        10,296
  1,378 Chemed Corp. .............................................        46,335
  2,130 CoStar Group, Inc. (b)....................................        50,122
  2,515 Coinstar, Inc. (b)(c).....................................        38,432
  2,209 Compucredit Corp. (b)(c)..................................        39,900
  1,768 Corinthian Colleges, Inc..................................        67,129
  3,092 Corporate Executive Board Co. (b).........................       122,327
  1,020 Digitalthink, Inc. (b)(c).................................        17,308
  2,415 Edison School, Inc. (b)(c)................................        76,148
  3,137 Education Management Corp. (b)............................       112,540
  7,649 Encompass Services Corp. (b)..............................        38,723
  2,119 F.Y.I., Inc. (b)..........................................        78,602
  3,133 FactSet Research Systems, Inc. ...........................       116,140
  2,824 First Consulting Group (b)(c).............................        13,591
  4,533 FuturLlink Corp. (b)(c)...................................         2,904
  3,083 G & K Services............................................        86,998
  7,650 HON Industries, Inc. .....................................       195,075
  1,794 Hall Kinion & Associates, Inc. (b)........................        36,104
  3,060 Heidrick & Struggles International, Inc. (b)(c)...........       128,711
  1,294 Hotel Reservations Network, Inc. (b)(c)...................        36,434
  1,531 Hypercom Corp. (b)(c).....................................         4,784
  1,458 ITT Educational Services, Inc. (b)........................        32,076
  1,086 Insurance Auto Auctions, Inc. (b).........................        13,066
  1,811 Ionics, Inc. (b)..........................................        51,387
  3,136 John H. Harland Co. ......................................        44,296
  2,183 Kelly Services, Inc. .....................................        51,983
  4,900 Kforce.Com, Inc. (b)......................................        15,313
  4,037 Kimball International, Inc. (b)...........................        59,167
  5,744 Korn/Ferry International (b)..............................       122,060
  4,326 Labor Ready, Inc. (b).....................................        14,330
  1,784 Learning Tree International, Inc. (b).....................        88,865
  5,017 Mail Well Holdings, Inc. (b)..............................        21,636
    690 Management Network Group, Inc. (b)........................         8,302
  1,527 Memberworks, Inc. (b).....................................        32,496

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        BUSINESS SERVICES--(CONTINUED)
  1,051 Meta Group, Inc. (b).....................................   $      6,651
  1,180 Mobile Mini, Inc. (b)(c).................................         26,993
 11,664 Modis Professional Services, Inc. (b)....................         48,114
  2,080 Multex Systems, Inc. (b)(c)..............................         28,210
  2,235 MyPoints. Com, Inc. (b)(c)...............................          2,689
    625 NCH Corp. ...............................................         23,750
  2,598 NCO Group, Inc. (b)(c)...................................         78,995
  4,684 National Data Corp. .....................................        171,551
  1,589 Navigant Consulting Co. (b)..............................          6,058
  2,956 Netcentives, Inc. (b)....................................         11,362
  1,600 New England Business Service, Inc. (b) ..................         29,200
  3,594 Nextcard, Inc. (b).......................................         28,640
  6,218 Ogden Corp. .............................................         95,602
  3,469 On Assignment, Inc. (b)..................................         98,975
  2,338 Pegasus Systems, Inc. (b)................................         16,183
  3,632 Per-Se Technologies, Inc. (b)............................         12,655
  5,421 Pittston Brinks Group (b)................................        107,742
  2,912 Pre Paid Legal Services, Inc. (b)(c).....................         74,256
  2,066 Probusiness Services, Inc. (b)(c)........................         55,072
  1,037 Professional Detailing, Inc. (b)(c)......................        110,052
  3,141 Profit Recovery Group International, Inc. (b)............         19,975
  2,114 ProsofTtraining. Com (b).................................         25,500
  2,100 Rollins, Inc. ...........................................         42,131
  7,628 Ryder Systems, Inc. .....................................        126,815
  5,476 Sitel Corp. (b)..........................................         15,744
  4,173 Sodexho Marriott Services, Inc. .........................         92,328
  6,229 Sothebys Holdings, Inc. (b)..............................        144,435
  1,216 Source Information Management Co. (b)....................          4,598
  5,704 Spherion Corp. (b).......................................         64,526
  1,572 Standard Register........................................         22,401
  1,399 Strayer Education, Inc. (c)..............................         35,281
  2,464 Surmodics, Inc. (b)......................................         91,091
  3,988 Sylvan Learning Systems, Inc. (b)........................         58,698
  1,571 Tanning Technology Corp. (b).............................          5,646
  5,141 Tetra Technologies, Inc. (b)(c)..........................        163,709
  4,590 United Stationers, Inc. (b)..............................        114,033
  1,492 Vasco Data Security International, Inc. (b)(c)...........          8,113
     98 Volt Information Sciences, Inc. (b)......................          2,034
    490 Wackenhut Corp. (c)......................................          6,615
  3,357 Wallace Computer Series, Inc. ...........................         57,069
  3,056 Waste Connections, Inc. (b)..............................        100,943
  4,875 e-Medsoft.com (b)(c).....................................          3,047
                                                                    ------------
                                                                       5,227,294
                                                                    ------------

        CHEMICALS--2.3%
  1,773 A Schulman, Inc. ........................................         20,445
  5,140 Airgas, Inc. (b).........................................         35,016
  3,067 Albemarle Corp. (b)......................................         75,908
  1,392 Arch Chemicals, Inc. ....................................         24,708
  3,186 Cabot Microelectronics Corp. (b).........................        165,771
  3,731 Calgon Carbon Corp. (b)..................................         21,220

                See accompanying notes to financial statements.

                                    MSF-105

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        CHEMICALS--(CONTINUED)
  3,733 Cambrex Corp. (b)........................................   $    168,918
  1,117 Chemfirst, Inc. .........................................         24,644
 14,171 Crompton Corp. ..........................................        148,795
  5,697 Cytec Industries, Inc. (b)...............................        227,524
  7,837 Ethyl Corp. (b)..........................................         11,266
  3,293 Ferro Corp. .............................................         75,739
  3,919 Georgia Gulf Corp. ......................................         66,868
  6,637 Great Lakes Chemical Corp. ..............................        246,813
  2,243 H.B. Fuller Co. (b)......................................         88,739
  5,665 Lubrizol Corp. (b).......................................        145,874
  1,849 Macdermid, Inc. .........................................         35,131
  6,827 Millennium Chemicals, Inc. ..............................        123,739
  3,177 Minerals Technologies, Inc. .............................        108,614
  1,740 Nl Industries, Inc. .....................................         42,195
  3,689 OM Group, Inc. ..........................................        201,512
  4,609 Olin Corp. ..............................................        101,974
  4,198 Omnova Solutions, Inc. ..................................         25,188
 10,856 PolyOne Corp. ...........................................         63,779
 10,677 RPM, Inc. ...............................................         91,422
 13,723 Solutia, Inc. ...........................................        164,676
    629 Spartech Corp. ..........................................         12,934
    727 Stepan Co. ..............................................         17,221
  2,598 The Scotts Co. (b).......................................         95,964
  5,695 Valspar Corp. (c)........................................        183,265
  4,580 W.R. Grace & Co (b)......................................         14,599
  1,500 WD-40 Co. ...............................................         29,484
                                                                    ------------
                                                                       2,859,945
                                                                    ------------

        COMMUNICATION SERVICES--2.4%
  1,833 24 / 7 Media, Inc. (b)(c)................................          1,002
  4,129 ACTV, Inc. (b)(c)........................................         17,677
  2,779 ADVO, Inc. (b)...........................................        123,318
  3,001 APAC Teleservices, Inc. (b)..............................         11,160
  1,307 Ackerley Communications, Inc. (c)........................         11,763
  3,425 Adelphia Business Solutions (b)(c).......................         14,235
    323 Advanced Radio Telecom Corp. (b).........................            338
  1,517 Airgate PCS, Inc. (b)....................................         53,759
  1,338 Alamosa PCS Holdings, Inc. (b)...........................         10,390
  1,302 Alaska Communications Systems, Inc. (b)..................          9,277
  6,701 Allied Riser Communctns Corp. (b)(c).....................         13,821
  7,147 American Telesource International, Inc. (b)..............          2,680
  6,345 Arch Wireless, Inc. (b)..................................          4,263
  1,468 Beasley Broadcast Group, Inc. (b)(c).....................         12,203
  3,122 Boca Resorts, Inc. (b)...................................         44,879
  2,007 CTC Communications Group, Inc. (b).......................          9,408
  1,209 CTC Communications, Inc. ................................         16,964
    980 Centennial Communications Corp. (b)......................         18,406
    740 Centillium Communications, Inc. (b)(c)...................         16,488
    922 Choice One Communications, Inc. (b)(c)...................          8,629
  1,893 Commonwealth Telephone Enterprises, Inc. (b).............         65,723
  8,854 Data Broadcasting (b)....................................         31,127

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        COMMUNICATION SERVICES--(CONTINUED)
  1,283 Digital Impact, Inc. (b)..................................  $      3,027
  6,304 E Spire Communications, Inc. (b)(c).......................         3,250
  1,092 Electric Lightware, Inc. (b)..............................         3,549
    995 Fibernet Telecom Group, Inc. (b)..........................         5,441
    658 GS Companies, Inc. (b)....................................         1,316
  2,385 Gaylord Entertainment Co. (b).............................        49,787
  3,900 General Communication, Inc. (b)...........................        27,422
  1,271 GoAmerica, Inc. (b).......................................         6,752
  1,155 Golden Telecom, Inc. (b)..................................         5,992
    120 Grey Global Group, Inc. (b)...............................        76,500
  5,199 Ha-Lo Industries, Inc. (b)................................        11,698
  1,771 Hickory Technologies Corp. ...............................        36,416
  4,903 Hollinger International, Inc. ............................        77,835
  4,015 Houghton Mifflin Co. .....................................       186,196
  3,473 IDT Corp. (b).............................................        70,871
  6,614 ITC Deltacom (b)(c).......................................        35,654
    789 ITXC Corp. (b)............................................         5,449
  3,317 Illuminet Holdings, Inc. (b)..............................        75,669
  1,831 Information Holdings, Inc. (b)............................        42,914
  6,415 Intermedia Communications, Inc. (b)(c)....................        46,208
  4,873 John Wiley & Son..........................................       104,769
  4,398 Journal Register Co. (b)..................................        70,643
  2,477 Jupiter Media Metrix, Inc. (b)(c).........................        23,106
  1,820 Key3Media Group, Inc. (b).................................        22,181
  3,861 Leap Wireless International, Inc. (b).....................        96,404
  6,280 Lee Enterprises, Inc. ....................................       187,222
    335 Liberty Livewire Corp. (b)................................         2,617
    999 Lifeminders, Inc. (b)(c)..................................         3,418
  1,185 LodgeNet Entertainment Corp. (b)..........................        20,960
  1,712 Martha Stewart Living, Inc. (b)(c)........................        34,347
  2,808 Mcclatchy Co. ............................................       119,691
  3,078 Media General, Inc. ......................................       112,039
  1,519 Mediaplex, Inc. (b).......................................         1,305
  5,352 Meredith Corp. (c)........................................       172,267
  2,305 Metricom, Inc. (b)(c).....................................        23,122
  9,544 Metrocall, Inc. (b).......................................         4,325
    772 Modem Media Poppe Tyson, Inc. (b).........................         2,533
  4,285 Motient Corp. (b)(c)......................................        17,408
  3,578 Mpower Communications Corp. (b)(c)........................        18,449
  1,297 Net2000 Communication, Inc. (b)...........................         2,128
    448 Net2Phone, Inc. (b).......................................         3,318
    436 Netcreations, Inc. (b)(c).................................         2,991
  1,264 Network Plus Corp. (b)(c).................................         3,120
  1,251 North Pittsburgh Systems, Inc. (b)........................        14,074
  1,292 NTELOS, Inc. (b)(c).......................................        22,852
    752 Nucentrix Broadband Networks (b)..........................         8,389
  2,252 Pacific West Telecomm, Inc. (b)...........................         7,812
  3,226 Penton Media, Inc. .......................................        86,699
  2,131 Playboy Enterprises, Inc. (b).............................        21,177
  5,799 Price Communications Corp. (b)............................        97,496
  3,218 Primus Telecomm Group, Inc. (b)(c)........................         7,643

                See accompanying notes to financial statements.

                                    MSF-106

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        COMMUNICATION SERVICES--(CONTINUED)
  1,679 Private Media Group, Inc. (b)............................   $     12,960
  1,274 Pulitzer, Inc. ..........................................         59,687
  2,972 R. H. Donnelley Corp. ...................................         72,257
  7,871 Rhythms Netconnections, Inc. (b)(c)......................          8,609
  1,495 Rural Celluar Corp. (b)..................................         44,243
  2,145 Scholastic Corp. (b).....................................        189,966
  5,278 Talk Common, Inc. (b)(c).................................          7,422
  2,216 Teligent, Inc. (b)(c)....................................          4,432
  7,557 Terremark Worldwide, Inc. (b)............................          5,668
    833 US LEC Corp. (c).........................................          4,087
  3,221 Uproar, Inc. (b).........................................          3,171
  1,994 Ventiv Health, Inc. (b)..................................         25,236
  4,941 Viatel, Inc. (c).........................................         18,143
  2,714 Weblink Wireless, Inc. (b)...............................          9,160
  4,604 Worldpages Common, Inc. (b)(c)...........................         12,373
  1,393 iBasis, Inc. (b)(c)......................................          5,703
                                                                    ------------
                                                                       3,067,078
                                                                    ------------

        COMMUNICATIONS--1.6%
  1,675 Atwood Oceanics, Inc. (b)................................         73,382
  4,010 Cal Dive International, Inc. (b).........................        107,142
  1,190 Carbo Ceramics, Inc. (b).................................         44,551
  1,625 Emcor Group, Inc. (b)(c).................................         41,437
  3,848 Foster Wheeler Corp. ....................................         20,202
  1,850 Friede Goldman Halter, Inc. (b)..........................          6,591
  3,215 Granite Construction, Inc. ..............................         93,034
    996 Gulf Islands Fabrication, Inc. (b).......................         18,021
  1,141 Horizon Offshore, Inc. ..................................         22,463
  3,854 Input/Output, Inc. (b)...................................         39,263
  3,874 Intergrated Electrical Services..........................         23,002
  3,465 Jacobs Engineering Group, Inc. (b).......................        160,040
 10,686 Key Energy Services, Inc. (b)............................        111,535
  3,555 Lone Star Technologies, Inc. (b).........................        136,867
  8,869 Newpark Resources, Inc. (b)(c)...........................         84,810
  1,301 Oceaneering International, Inc. (b)......................         25,288
  2,652 Offshore Logistics, Inc. (b).............................         57,432
  7,400 Parker Drilling Co. (b)..................................         37,462
  4,692 Patterson Energy, Inc. (b)...............................        174,630
  1,920 RPC, Inc. ...............................................         27,840
  3,897 SBA Communcations Corp. (b)..............................        160,021
  2,774 Seacor Smit, Inc. (b)(c).................................        145,982
  1,206 Seitel, Inc. (b)(c)......................................         22,236
  5,684 Superior Energy Services, Inc. (b).......................         64,300
     13 URS Corp. ...............................................            191
  4,170 UTI Energy Corp. ........................................        137,089
  3,867 Veritas DGC, Inc. (b)....................................        124,904
  3,600 Washington Group International, Inc. (b).................         29,475
                                                                    ------------
                                                                       1,989,190
                                                                    ------------

        COMPUTERS & BUSINESS EQUIPMENT--4.7%
  1,921 3Dfx Interactive, Inc. (b)...............................            510

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  1,226 ADE Corp. (b).............................................  $     21,072
  2,611 AXT, Inc. (b).............................................        86,245
  2,756 Accrue Software, Inc. (b)(c)..............................         6,804
  3,342 Actel Corp. (b)...........................................        80,939
  4,513 Adaptive Broadband Corp. (b)..............................        27,713
  6,593 Advanced Digital Information Corp. (b)....................       151,845
    350 Airnet Commerce Corp. (b).................................         2,384
  3,581 Allen Telecom, Inc. (b)...................................        64,234
  3,300 Alliance Semiconductor Corp. (b)..........................        37,331
  2,423 Anixter International, Inc. (b)(c)........................        52,397
  1,456 Applied Science & Technologies, Inc. .....................        17,426
  1,362 Arguss Holdings, Inc. (b).................................        12,428
  2,549 Atmi, Inc. (b)............................................        49,705
  2,018 Audiovox Corp. (b)........................................        18,225
  2,782 Avid Technology, Inc. (b).................................        51,815
  2,701 Aware, Inc. (b)...........................................        47,858
  1,678 Bluestone Software, Inc. (b)..............................        25,327
  2,547 Brooks Automation, Inc. (b)...............................        71,396
  1,844 Brooktrout, Inc. (b)(c)...................................        17,374
  1,969 C-Cor.net Corp. (b).......................................        19,105
  5,471 C-Cube Microsystems, Inc. (b).............................        66,165
  6,256 Cable Design Technologies Corp. (b).......................       105,179
    368 Carrier Access Corp. (b)(c)...............................         3,335
  1,722 Celeritek, Inc. (b)(c)....................................        65,597
  8,010 Cirrus Logic, Inc. (b)....................................       150,438
  3,448 Computer Network Technology Corp. (b).....................        99,776
  6,747 Concurrent Computer Corp. (b).............................        36,476
  1,150 Crossroads Systems, Inc. (b)..............................         5,427
  2,799 Cylink Corp. (b)..........................................         6,167
  4,422 Cymer, Inc. (b)...........................................       113,728
  4,024 DSP Group, Inc. (b).......................................        84,630
  1,320 Davox Corp. (b)...........................................        12,952
  1,423 Dot Hill Systems Corp. (b)................................         5,514
    940 Dupont Photomasks, Inc. (b)...............................        49,791
  3,425 ESS Technology, Inc. (b)..................................        17,714
  2,529 Egain Communications Corp. (b)(c).........................         7,943
  2,954 Elantec Semiconductor, Inc. (b)...........................        82,066
  1,551 Electroglas, Inc. (b).....................................        23,847
  3,650 Emcore Corp. (b)(c).......................................       171,436
      2 Entrada Networks, Inc. ...................................             3
  1,248 Extended Systems, Inc. (b)(c).............................        14,625
  1,793 FEI Co. (b)...............................................        40,903
  1,883 FSI International, Inc. (b)...............................        15,652
  1,193 Gadzoox Networks, Inc. (b)................................         2,554
  1,675 Gasonics International Corp. (b)..........................        30,673
  4,513 General Semiconductor, Inc. (b)(c)........................        28,206
  3,051 Genrad, Inc. (b)..........................................        30,510
  6,128 Glenayre Technologies, Inc. (b)...........................        21,735
  3,669 Helix Technology Corp. ...................................        86,795
  2,715 Hutchinson Technology, Inc. (b)(c)........................        37,162
 13,434 IKON Office Solutions, Inc. ..............................        33,585

                See accompanying notes to financial statements.

                                    MSF-107

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  1,554 Ibis Technology Corp. (b)(c)..............................  $     29,963
  1,622 Immersion Corp. (b).......................................        12,317
  1,524 Impsat Corp. .............................................         6,715
  5,388 Infocus Corp. (b)(c)......................................        78,799
  1,629 Integrated Circuit Systems, Inc. (b)(c)...................        26,828
  3,052 Integrated Silicon Solution (b)...........................        43,968
  9,715 Intelect Communications, Inc. (b)(c)......................         3,795
  4,912 Intelidata Technologies Corp. (b).........................        12,664
  6,733 Interdigital Commerce Corp. (b)(c)........................        36,505
  4,362 Intergraph Corp. (b)......................................        26,104
  1,608 Interlink Electronics, Inc. (b)...........................        20,150
  2,613 Intermediate Telephone, Inc. .............................        20,210
  3,139 International Fibercom, Inc. (b)..........................        15,548
 34,060 Iomega Corp. (b)..........................................       114,782
  1,258 JNI Corp. (b)(c)..........................................        28,502
  5,870 Kulicke & Soffa Industries, Inc. (b)(c)...................        65,854
  1,326 LCC International, Inc. (b)(c)............................        14,379
  6,052 LTX Corp. (b).............................................        78,487
    758 MCK Communications, Inc. (b)..............................         6,419
  7,605 MRV Communications, Inc. (c)..............................       101,955
  2,266 MTI Technology Corp. (c)..................................         8,993
  8,125 Maxtor Corp. (b)(c).......................................        45,576
  1,337 Media 100, Inc. (b)(c)....................................         3,447
    107 Metawave Communications Corp. (b).........................           983
  2,031 Micron Electronics, Inc. (b)(c)...........................         7,965
  1,930 Microsemi Corp. (b).......................................        54,100
  3,853 NETIQ Corp. (b)...........................................       336,535
  5,014 Natural Microsystems Corp. (b)............................        49,435
    866 Neon Communications, Inc. (b).............................         5,602
  5,169 Netro Corp. (b)(c)........................................        36,183
    121 Netsilicon, Inc. (b)(c)...................................           450
  2,692 Network Equipment Technologies (b)........................        17,330
  1,786 Network Peripherals, Inc. (b).............................        11,553
  4,388 Nx Networks, Inc. (c).....................................         2,880
  5,989 Oak Technology (b)........................................        52,404
    562 Optical Cable Corp. (b)(c)................................         5,146
  1,398 Osicom Technologies, Inc. (b).............................        22,412
  8,878 P Common, Inc. (b)........................................        27,466
  2,098 Paradyne Corp. (b)........................................         3,868
  3,428 Pericom Semiconductor Corp. (b)...........................        63,311
  7,389 Perot Systems Corp. (b)(c)................................        67,886
  2,458 Photronics, Inc. (b)......................................        57,686
  7,449 Plantronics, Inc. (b).....................................       350,103
  1,912 Pri Automation, Inc. (c)..................................        35,910
    137 Procom Technology, Inc. (b)(c)............................         1,777
  3,786 Proxim, Inc. (b)..........................................       162,680
  8,208 Quantum Corp. (b).........................................        65,664
  2,181 Scm Microsystems, Inc. (c)................................        71,837
  1,944 Semitool, Inc. (b)........................................        18,468
 23,702 Silicon Graphics, Inc. (b)................................        94,808
  3,900 Silicon Image, Inc. (b)(c)................................        21,267

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        COMPUTERS & BUSINESS EQUIPMENT--(CONTINUED)
  4,589 Silicon Valley Group, Inc. (b)(c)........................   $    132,077
  1,510 Smartdisk Corp. (b)......................................          5,851
 11,674 Sonicblue, Inc. (b)......................................         47,790
  2,453 Sonicwall, Inc. (b)......................................         39,785
  1,518 Spectralink Corp. (b)....................................         21,869
  3,119 SpeedFam-IPEC, Inc. (b)..................................         18,958
  2,792 Standard Microsystems Corp. (b)..........................         56,102
 12,039 Storage Technology Corp. (b).............................        108,351
  2,916 Symmetricom, Inc. (b)....................................         28,294
    521 Telaxis Communications Corp. (b).........................            961
  2,083 Telcom Semiconductor, Inc. (b)...........................         23,824
  2,381 Tut Systems, Inc. (b)(c).................................         19,680
    853 Ulticom, Inc. (b)(c).....................................         29,029
  2,628 Ultratech Stepper, Inc. (b)..............................         67,835
     67 Universal Access, Inc. (b)...............................            537
  1,603 Universal Display Corp. (b)..............................         11,547
  1,155 Us Wireleless Corp.......................................          4,963
  4,695 Varian Semiconductor Equipment, Inc. (b).................        110,919
  1,728 Viasat, Inc. (b).........................................         22,950
  1,637 Vyyo, Inc. (b)...........................................         10,052
  1,813 Watchguard Technologies, Inc. (b)........................         57,336
  5,759 Wave Systems Corp. (b)...................................         25,736
  2,135 Westell Technologies (b)(c)..............................          6,505
 17,871 Western Digital Corp. (b)................................         43,561
  1,871 White Electronic Designs Corp. (b).......................         12,015
  7,776 World Access, Inc. (b)(c)................................         18,832
  3,224 Xircom, Inc. (b)(c)......................................         50,073
  3,971 Xybernaut Corp. (b)(c)...................................          6,453
  3,802 Zebra Technologies Corp. (b).............................        156,714
                                                                    ------------
                                                                       5,898,985
                                                                    ------------

        CONGLOMERATES--0.1%
    699 Harbor Global Co., Ltd. (b)..............................          3,451
  1,454 Standex International Corp...............................         29,989
  1,847 Tredegar Industries, Inc. ...............................         32,207
  1,838 Valmont Industries, Inc..................................         33,658
                                                                    ------------
                                                                          99,305
                                                                    ------------

        CONSTRUCTION MATERIALS--0.4%
  3,572 Amcol International Corp.................................         16,967
  4,590 Carlisle Companies, Inc..................................        197,083
  1,403 Centex Construction Products, Inc. ......................         38,319
  2,990 Florida Rock Industries, Inc. (c)........................        116,984
  2,535 Texas Industries, Inc. (c)...............................         76,050
  4,246 Walter Industries, Inc...................................         31,845
                                                                    ------------
                                                                         477,248
                                                                    ------------

        CONTAINERS & GLASS--0.5%
  3,282 Caraustar Industries, Inc................................         31,487
    840 Chesapeake Corp. ........................................         17,273

                See accompanying notes to financial statements.

                                    MSF-108

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        CONTAINERS & GLASS--(CONTINUED)
  2,513 Gaylord Container Corp. (b)..............................   $      2,513
  2,075 Greif Brothers Corp. (b).................................         59,202
  2,200 Ivex Packaging Corp. (b).................................         24,063
    829 Liqui Box Corp. (b)......................................         30,595
  5,813 Longview Fibre Co. (b)...................................         78,475
  2,200 Myers Indiana, Inc.......................................         31,900
  5,973 Packaging Corp of America (b)............................         96,315
 21,827 Pactiv Corp. (b).........................................        270,109
                                                                    ------------
                                                                         641,932
                                                                    ------------

        COSMETICS & TOILETRIES--0.1%
  3,147 Carter Wallace, Inc. ....................................        105,031
  4,991 NBTY, Inc. (b)...........................................         23,395
  2,198 Nu Skin Enterprises, Inc. (b)(c).........................         11,677
  5,941 Perrigo Co. (b)..........................................         49,106
                                                                    ------------
                                                                         189,209
                                                                    ------------

        DOMESTIC OIL--2.9%
  4,137 Barrett Resources Corp. (b)..............................        235,033
  1,733 Basin Exploration, Inc. (b)..............................         44,354
  1,961 Belco Oil & Gas Corp. (b)................................         24,390
  2,285 Berry Petroleum Co. (b)..................................         30,562
  3,319 Cabot Oil & Gas Corp. (b)................................        103,511
 11,100 Chesapeake Energy Corp. (b)..............................        112,388
  2,486 Comstock Resources, Inc. (b).............................         36,669
  8,860 Cross Timbers Oil Co. (b)................................        245,865
  2,729 EEX Corp. (b)(c).........................................         13,304
  2,800 Evergreen Resources (b)(c)...............................        108,150
  3,102 Forest Oil Corp. (b).....................................        114,386
  3,525 Frontier Oil Corp. (b)...................................         24,234
 20,750 Grey Wolf, Inc. (b)......................................        121,906
  2,566 HS Resources, Inc. (b)(c)................................        108,734
  1,644 Houston Exploration Co. (b)..............................         62,678
  1,229 Key Production, Inc. (b)(c)..............................         41,248
  3,019 Louis Dreyfus Natural Gas Corp. (b)......................        138,308
  2,020 Mcmoran Exploration Co. (b)..............................         26,765
  3,134 Mitchell Energy & Development Corp. .....................        191,957
    939 Nuevo Energy Co. (b).....................................         16,256
  1,434 Patina Oil & Gas Corp. (c)...............................         34,416
  9,956 Pennzoil Quaker State Co. ...............................        128,184
 12,608 Pioneer Natural Resources Co. (b)........................        248,220
  1,998 Plains Resources, Inc. (b)...............................         42,208
  5,790 Pogo Producing Co. (c)...................................        180,214
  1,972 Prima Energy Corp. Co. (b)...............................         69,698
  6,413 Pure Resources, Inc......................................        129,863
  1,357 Spinnaker Exploration Co. (b)............................         57,673
  3,582 St. Mary Land & Exploration Co. .........................        119,437
  2,630 Stone Energy Corp. (b)(c)................................        169,766
  2,902 Swift Energy Co. (b).....................................        109,188
  3,381 Syntroleum Corp. ........................................         57,371

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DOMESTIC OIL--(CONTINUED)
  3,783 Tesoro Petroleum Corp. (b)(c)............................   $     43,977
  4,527 Tom Brown, Inc. (b)......................................        148,684
  2,873 Trico Marine Services, Inc. (b)..........................         44,442
  4,092 Unit Corp................................................         77,492
  1,412 Universal Compression Holdings (b).......................         53,215
  6,290 Vintage Petroleum, Inc. (b)..............................        135,235
    952 Williams Clayton Energy, Inc. (b)........................         25,853
                                                                    ------------
                                                                       3,675,834
                                                                    ------------

        DRUGS & HEALTH CARE--11.5%
  2,441 ATS Medical, Inc. (b)....................................         34,861
  2,766 Abiomed, Inc. (b)(c).....................................         66,903
  1,768 Accredo Health, Inc. (b).................................         88,787
  3,531 Advance Paradiam, Inc. (b)...............................        160,881
  2,150 Alexion Pharmaceuticals, Inc. (b)(c).....................        139,683
  3,601 Alpharma, Inc. (c).......................................        157,994
  2,692 Ameripath, Inc. (b)......................................         67,468
  7,801 Amerisource Health Corp. (b).............................        393,950
  7,167 Amylin Pharmaceuticals, Inc. (b).........................         55,992
  2,294 Aphton Corp. (b).........................................         41,292
  5,060 Apria Healthcare Group, Inc. (b).........................        150,535
  2,778 Aradigm Corp. (b)(c).....................................         41,236
  2,967 Ariad Pharmaceuticals, Inc. (b)..........................         14,279
  1,999 Arrow International, Inc.................................         75,025
  1,697 Arthrocare Corp. (b)(c)..................................         33,145
  2,813 Aviron (b)(c)............................................        188,383
  3,061 Barr Laboratories, Inc. (b)(c)...........................        223,262
 17,251 Bergen Brunswig Corp. (b)................................        273,083
 11,814 Beverly Enterprises, Inc. (b)............................         96,727
  4,009 Bindley Western Industries, Inc. (b).....................        166,624
  6,888 Bio Technology General Corp. (b).........................         49,508
  1,217 Bio-Rad Laboratories, Inc. (b)...........................         38,701
  1,637 Biocryst Pharmaceuticals, Inc. (b)(c)....................         10,589
  2,147 Biomarin Pharmaceutical, Inc. (b)........................         20,866
  2,757 Biopure Corp. (b)(c).....................................         56,088
  2,222 Biosite Diagnostics, Inc. (b)(c).........................         89,991
  2,273 CV Therapeutics, Inc. (b)(c).............................        161,241
  3,598 Cardiodynamics International Corp. (b)...................         12,424
 27,289 Caremark RX, Inc. (b)(c).................................        370,107
  4,039 Cell Therapeutics, Inc. (b)(c)...........................        181,881
  1,506 Cerus Corp. (b)(c).......................................        113,044
  1,818 Chromavision Medical Systems, Inc. (b)...................          4,829
    903 Closure Medical Corp. (b)................................         32,593
  3,894 Coherent, Inc. (b).......................................        126,677
  2,890 Columbia Laboratories, Inc. (b)..........................         12,463
  1,844 Conmed Corp. (b).........................................         31,751
  3,494 Connetics Corp. (b)(c)...................................         15,996
  2,419 Cooper Companies, Inc....................................         96,458
  5,387 Corixa Corp. (c).........................................        150,336
  1,223 Corvel Corp. (b).........................................         42,041

                See accompanying notes to financial statements.

                                    MSF-109

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS & HEALTH CARE--(CONTINUED)
  6,734 Covance, Inc. (b)(c)......................................  $     72,391
  7,511 Coventry Helath Care, Inc. (b)............................       201,858
  2,726 Cryolife, Inc. (b)........................................        82,446
  4,044 Cubist Pharmaceuticals, Inc. (b)..........................       119,172
  5,781 Cyber Care, Inc. (b)(c)...................................        12,194
  1,453 Cyberonics, Inc. (b)......................................        33,828
  2,992 Cygnus, Inc. (b)(c).......................................        14,773
  9,197 Cytogen Corp. (b).........................................        21,843
    388 DVI, Inc. (b).............................................         6,620
  2,077 Datascope Corp............................................        71,267
  6,499 Davita, Inc. (b)..........................................       111,295
  2,083 Diagnostic Products Corp..................................       113,784
  3,123 Diametrics Medical, Inc. (b)..............................        18,445
  2,640 Duane Reade, Inc. (b)(c)..................................        80,685
  1,457 Dusa Pharmaceuticals, Inc. (b)(c).........................        24,632
  4,962 Eclipsys Corp. (b)(c).....................................       121,724
  1,281 Endocare, Inc. (b)(c).....................................        16,373
  2,120 Entremed, Inc. (b)(c).....................................        36,371
  3,436 Enzo Biochem, Inc. (b)(c).................................        85,471
  1,760 Exelixis, Inc. (b)........................................        25,795
  1,544 Genomic Solutions, Inc. (b)...............................        11,677
    643 Gentiva Health Services, Inc. (b).........................         8,681
  1,319 Gliatech (b)(c)...........................................         5,400
  3,820 Guilford Pharmaceuticals, Inc. (b)(c).....................        69,238
  3,691 Haemonetics Corp. (b).....................................       113,960
 13,344 Health Net, Inc. .........................................       349,446
  3,069 Henry Schein, Inc. (b)....................................       106,264
  8,048 Hooper Holmes, Inc. (c)...................................        89,011
 17,949 Humana, Inc. (b)..........................................       273,722
  2,070 I Statutory Corp. (b).....................................        54,726
  5,188 IDEXX Laboratories, Inc. (b)..............................       113,974
    355 Igen International (b)(c).................................         4,360
  3,513 Ilex Oncology, Inc. (b)(c)................................        92,326
 11,643 Imatron, Inc. (b).........................................        16,373
  3,025 Immune Response Corp. (b)(c)..............................         7,846
  4,720 Immunogen, Inc. (b).......................................       101,333
  2,584 Impath, Inc. (b)(c).......................................       171,997
  2,225 Inamed Corp. (b)..........................................        45,682
  4,890 Inhale Therapeutic Systems, Inc. (b)(c)...................       244,653
  1,340 Intermune Pharmaceuticals, Inc. (b)(c)....................        59,546
    967 Intrabiotics Pharmaceuticals (b)..........................         9,156
  3,805 Invacare Corp.............................................       130,321
  4,500 Isis Pharmaceuticals, Inc. (b)(c).........................        47,813
  1,182 KOS Pharmaceuticals, Inc (b)(c)...........................        20,907
  2,748 Kingdom V Pharmaceutical Co. (Class B) (b)................        66,639
  2,485 Laboratory Corp. America Holdings (b).....................       437,360
  4,868 Lifepoint Hospitals, Inc. (b)(c)..........................       244,617
  5,942 Ligand Pharmaceuticals, Inc. (b)..........................        83,374
  5,606 Lincare Holdings, Inc. (b)................................       319,717
  2,633 MGI Pharma, Inc. .........................................        43,033
 10,310 Manor Care, Inc. (b)......................................       212,644

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS & HEALTH CARE--(CONTINUED)
  2,955 Matrix Pharmaceuticals (b)................................  $     50,604
  3,242 Maxim Pharmaceuticals, Inc. (b)(c)........................        20,870
  2,255 Maximus, Inc. (b).........................................        78,784
  4,402 Medicis Pharmaceutical Corp. (b)..........................       260,268
  1,860 Mentor Corp...............................................        36,677
  1,864 Microvision Inc. Washington (b)(c)........................        32,911
  5,400 Mid Atlantic Medical Services, Inc. (b)...................       106,987
  2,283 Molecular Devices Corp. (b)(c)............................       156,171
  2,782 Myriad Genetics, Inc. (b).................................       230,210
  3,114 NPS Pharmaceuticals, Inc. (b).............................       148,985
  4,315 Nabi, Inc. (b)............................................        20,092
  1,840 Nanogen, Inc. (b)(c)......................................        16,733
  2,521 Neorx Corp. (b)(c)........................................        13,275
  1,941 Neose Technologies, Inc. (b)..............................        63,992
  3,173 Neurocrine Biosciences, Inc. (b)..........................       105,006
  2,362 Neurogen Corp. (b)........................................        82,965
  2,799 Noven Pharmaceuticals, Inc. (b)(c)........................       104,263
  2,550 Novoste Corp. (b)(c)......................................        69,966
  3,607 OSI Pharmaceuticals, Inc. ................................       288,898
  1,975 Ocular Sciences, Inc. (b).................................        23,330
 11,819 Omnicare, Inc.............................................       255,586
  1,076 Oratec Interventions Inc. (b).............................         5,649
  5,832 Orthodontic Centers of America, Inc. (b)(c)...............       182,250
  4,111 Owens & Minor, Inc. (c)...................................        72,970
  8,906 PSS World Medical, Inc. ..................................        44,808
  1,547 Packard Bioscience Co. (b)................................        17,742
  3,147 Parexel International Corp. (b)...........................        34,125
 10,121 Peregrine Pharmaceuticals, Inc. (b).......................         9,647
  2,674 Pharmaceutical Product Development, Inc. (b)..............       133,115
  2,565 Pharmacyclics, Inc. (b)(c)................................        87,290
  1,819 Polymedica Corp. (b)(c)...................................        60,254
  1,382 Praecis Pharmaceuticals, Inc. (b).........................        40,251
  4,678 Province Healthcare Co. (b)(c)............................       184,050
  8,045 Quorum Health Group, Inc. (b).............................       126,960
  4,484 ResMed, Inc. (b)(c).......................................       178,799
  1,984 Rehabcare Group, Inc. (b).................................       101,928
  5,691 Renal Care Group, Inc. (b)................................       155,969
  2,434 Resources Care, Inc. (b)(c)...............................        11,029
  5,006 Respironics, Inc. (b).....................................       142,045
    850 Ribozyme Pharmaceuticals, Inc. (b)(c).....................        12,086
  1,877 Sangstat Medical Corp. (b)(c).............................        22,172
  3,895 Sciclone Pharmaceuticals, Inc. (b)(c).....................        15,397
  1,450 Scott Technologies, Inc. (b)..............................        32,534
 34,899 Service Corp. International...............................        61,073
  5,280 Sicor, Inc. (b)...........................................        76,395
  1,196 Sonosite, Inc. (b)(c).....................................        15,286
  1,515 Staar Surgical Co. (b)(c).................................        19,127
  2,185 Stericycle, Inc. (b)......................................        83,235
  8,612 Steris Corp. (b)..........................................       138,868
    776 Stewart Enterprises, Inc. ................................         1,491
  3,299 Sunrise Assisted Living, Inc. (b)(c)......................        82,578

                See accompanying notes to financial statements.

                                    MSF-110

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DRUGS & HEALTH CARE--(CONTINUED)
  5,271 Sunrise Technologies International (b)(c)................   $      9,307
  3,269 Supergen, Inc. (b)(c)....................................         44,847
  3,034 Syncor International Corp. (b)...........................        110,362
  2,026 Theragenics Corp. (b)....................................         10,130
  1,176 Thermo Cardiosystems, Inc. (b)...........................         10,290
  1,913 Thoratec Laboratories Corp. (b)(c).......................         21,163
  5,019 Triad Hosps, Inc. (b)(c).................................        163,431
  4,094 Triangle Pharmaceuticals, Inc. (b).......................         20,342
  2,344 Trimeris, Inc. (b).......................................        128,920
  1,832 Tularik, Inc. (b)(c).....................................         53,872
    635 Twinlab Corp. (b)........................................          1,081
  2,229 United Therapeutics Corp. (b)............................         32,947
  7,133 Us Oncology, Inc.........................................         45,250
  4,787 Varian Medical Systems, Inc. (b).........................        325,217
  6,369 Vasomedical, Inc. (b)....................................         14,231
  1,406 Vaxgen, Inc. (b)(c)......................................         27,285
  1,600 Ventana Medical Systems, Inc. (b)(c).....................         29,950
  3,074 Vical, Inc. (b)..........................................         57,926
  6,839 Visx, Inc. (b)...........................................         71,382
    796 Vital Signs, Inc.........................................         25,845
  4,132 Vivus (b)................................................          8,845
    533 West Pharmaceutical Services, Inc........................         13,092
  1,584 Zoll Medical Corp. (b)(c)................................         55,490
                                                                    ------------
                                                                      14,511,358
                                                                    ------------

        ELECTRIC UTILITIES--2.4%
  9,568 Allete...................................................        237,406
  3,224 Black Hills Corp. (b)....................................        144,274
  2,562 CH Energy Group, Inc.....................................        114,650
  3,427 Cleco Corp...............................................        187,628
 11,442 Conectiv, Inc............................................        229,555
  6,632 El Paso Electric Co. (b).................................         87,542
  2,553 Empire District Electric Co..............................         67,176
  4,658 Hawaiian Electric Industries, Inc. (c)...................        173,219
  5,682 Idacorp, Inc. ...........................................        278,773
  9,008 Kansas City Power & Light Co.............................        247,157
  8,947 MDU Resources Group, Inc.................................        290,778
  2,021 Madison Gas & Electric Co. ..............................         45,851
 10,033 OGE Energy Corp. (c).....................................        245,181
  3,358 Otter Tail Power Co. ....................................         91,925
  5,047 Public Service Co. (b)...................................        135,323
  5,124 RGS Energy Group, Inc. (c)...............................        166,210
  2,350 UIL Holdings Corp. ......................................        116,913
  2,831 Unisource Energy Corp. ..................................         53,258
  3,784 WPS Resources Corp. .....................................        139,299
                                                                    ------------
                                                                       3,052,118
                                                                    ------------

        ELECTRICAL EQUIPMENT--2.2%
  2,684 A.O. Smith Corp. ........................................         45,796
  1,784 Advanced Lighting Technologies, Inc. (b).................         11,540

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRICAL EQUIPMENT--(CONTINUED)
  4,044 Ametek Aerospace Products, Inc. .........................   $    104,891
  3,172 Anaren Microwave, Inc. (b)...............................        213,218
  4,685 Artesyn Technologies, Inc. (b)(c)........................         75,546
  3,758 Asyst Technologies, Inc. (b).............................         50,381
  1,875 Baldor Electric Co. (b)(c)...............................         39,609
  1,516 Bel Fuse, Inc. (b).......................................         51,639
  3,542 Belden, Inc. (b).........................................         89,878
  2,729 Benchmark Electronics, Inc. (b)(c).......................         61,573
  2,673 Brady Corp. (b)..........................................         90,381
  4,060 C&D Technologies, Inc. ..................................        175,341
  4,010 CTS Corp. (c)............................................        146,114
  4,143 Electro Scientific Industries, Inc. (b)..................        115,875
  1,688 Excel Technology, Inc. (b)...............................         33,707
    827 Franklin Electric, Inc...................................         56,779
    581 Generale Cable Corp. (b) ................................          2,578
  2,115 Genlyte Group, Inc. (b)..................................         50,760
  3,341 Littelfuse, Inc. (b)(c)..................................         95,845
     12 MKS Instruments, Inc.....................................            185
  1,839 Magnetek, Inc. (b).......................................         23,907
  5,224 National Service Industries, Inc. (c)....................        134,191
  4,126 Paxar Corp. (b)..........................................         42,034
  1,240 Penn Engineering & Manufacturing Corp....................         43,710
  5,432 Plexus Corp. (b).........................................        165,167
  2,064 Power Integrations (b)(c)................................         23,671
  3,455 Rayovac Corp. (b)(c).....................................         49,018
  1,367 Satcon Technology Corp. (b)..............................         13,585
  8,784 Sensormatic Electronics Corp. (b)........................        176,229
  2,300 SLI, Inc.................................................         14,806
  3,544 Technitrol, Inc. ........................................        145,747
  2,638 Tecumseh Products Co.....................................        110,714
  3,144 Three Five Systems, Inc. (b).............................         56,592
  2,074 Triumph Group, Inc. (b)..................................         85,034
  3,196 Vicor Corp. (b)..........................................         97,977
  2,285 Wesco International, Inc. (b)............................         16,566
  1,456 Woodhead Industries......................................         28,528
  2,529 Zixit Corp. (b)(c).......................................         21,813
                                                                    ------------
                                                                       2,760,925
                                                                    ------------

        ELECTRONICS--2.9%
  1,900 ACT Manufacturing, Inc. (b)..............................         29,866
  3,482 Anadigics, Inc. (b)(c)...................................         57,127
  1,232 Analogic Corp............................................         55,170
  2,985 Aurora Bioscience Corp. (b)..............................         93,934
  2,070 California Amplifier, Inc. (b)...........................         19,180
    900 Caliper Technologies Corp. (b)(c)........................         43,116
  3,456 Checkpoint Systems, Inc. (b)(c)..........................         25,704
  1,254 Cohu, Inc................................................         17,674
  1,013 Cubic Corp. (b)..........................................         26,021
  1,292 Cyberoptics Corp. (b)....................................         21,924
  1,890 DDi Corp. (b)............................................         51,739
  2,585 Emagin Corp. (b).........................................          5,480

                See accompanying notes to financial statements.

                                    MSF-111

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        ELECTRONICS--(CONTINUED)
  5,638 Exar Corp. (b)...........................................   $    174,602
  5,728 Fisher Scientific International, Inc. (b)................        211,220
  1,674 Fuelcell Energy, Inc. (b)(c).............................        114,721
  4,970 Harman International Industries, Inc.....................        181,405
  1,263 hi/fn, Inc (b)...........................................         34,772
    806 II-VI, Inc. (b)..........................................         12,266
    736 IXYS Corp. (b)...........................................         10,856
  2,857 Identix, Inc. (b)(c).....................................         22,427
  1,060 Interlogix, Inc. (b).....................................         20,239
  1,385 Keithley Instruments, Inc................................         59,642
  3,164 Kent Electronics Corp. (b)...............................         52,206
  2,052 Lightpath Technologies, Inc. (b).........................         28,536
  2,433 MEMC Electronic Materials, Inc...........................         23,570
  1,982 Mattson Technology, Inc. (b).............................         20,563
  1,074 Meade Instruments Co. (b)................................          6,947
  2,673 Mechanical Technology, Inc. (b)..........................          9,523
  5,352 Methode Electronics, Inc.................................        121,423
  5,865 Mettler Toledo International, Inc. (b)...................        318,909
  5,878 Mips Technologies, Inc. (b)(c)...........................        156,685
  1,132 Nanometrics, Inc. (b)....................................         15,424
  2,102 Network Access Solutions Corp. (b).......................          1,379
  2,583 PLX Technology, Inc......................................         21,512
  2,658 Park Electrochemical Corp. (c)...........................         81,567
  1,805 Photon Dynamics, Inc. (b)................................         40,669
  3,587 Pioneer Standard Electronics, Inc. (c)...................         39,345
  1,164 Pixelworks, Inc. (b)(c)..................................         26,190
  2,476 Quicklogic Corp. (b).....................................         17,255
  1,288 Research Frontiers, Inc. (b)(c)..........................         22,862
  4,405 Robotic Vision Systems, Inc. (b).........................         12,389
  1,035 Rudolph Technologies, Inc. (b)(c)........................         31,406
  2,306 SBS Technologies, Inc. (b)...............................         69,108
  3,264 Sipex Corp. (b)..........................................         77,724
  3,736 Somera Communications, Inc. (b)..........................         32,340
    703 Spectra Physics Lasers, Inc. (b).........................         17,751
    951 Stanford Microdevices, Inc. (b)(c).......................         34,206
  2,238 Superconductor Technologies (b)(c).......................          8,288
  1,469 Supertex, Inc. (b).......................................         29,059
  3,153 Symyx Technologies, Inc. (b).............................        113,607
  4,466 Teledyne Technologies, Inc. (b)..........................        105,509
  5,783 Teleflex, Inc............................................        255,536
  1,052 Therma Wave, Inc. (b)(c).................................         14,728
  1,756 Tollgrade Communications, Inc. (b).......................         64,149
  3,255 Trimble Navigation, Ltd. (b).............................         79,849
  1,764 Uniroyal Technologies Corp. (b)..........................         11,135
  5,082 Varian, Inc. (b).........................................        172,153
  3,572 Veeco Industries, Inc. (b)(c)............................        143,215
  5,597 Viasystems Group, Inc. (b)...............................         46,525
  2,164 X Rite, Inc..............................................         16,872
  1,905 Zygo Corp. (b)(c)........................................         53,280
                                                                    ------------
                                                                       3,682,479
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        FINANCIAL SERVICES--2.7%
  2,372 Acacia Research Corp. (b)(c).............................   $     42,177
  2,706 Advanta Corp. (c)........................................         23,847
  3,341 Affiliated Managers Group, Inc. (b)......................        183,337
  8,741 Allied Capital Corp. (c).................................        182,742
  2,266 American Capital Strategies, Ltd.........................         57,571
 10,643 Americredit Corp. (b)....................................        290,022
    744 Ampal American Israel Corp. (b)..........................          4,580
  2,927 Blackrock, Inc. (b)......................................        122,934
  3,100 Cash America International, Inc..........................         13,563
  2,587 Charter Municipal Mortgage Acceptance Co. ...............         34,769
  1,936 Dain Rauscher Corp. .....................................        183,315
  2,052 Donaldson Lufkin & Jenrette (c)..........................          7,695
  9,012 Eaton Vance Corp. .......................................        290,637
    646 Eplus, Inc. (b)(c).......................................          7,227
    984 Espeed, Inc. (b).........................................         15,590
    402 Financial Federal Corp. (b)(c)...........................          9,598
  7,862 Finova Group, Inc. (b)(c)................................          7,371
  2,900 Friedman Billings (b)(c).................................         19,031
  3,108 Frontline Capital Group (b)..............................         41,084
  1,115 Gabelli Asset Management, Inc. (b).......................         37,004
  2,787 Globalnet Financial Common, Inc. (b)(c)..................          4,268
  3,949 Investment Technology Group, Inc. (b)....................        164,871
  3,889 Jeffries Group, Inc......................................        121,531
  1,372 John Nuveen Co...........................................         78,890
  5,170 Labranche & Co., Inc. (b)(c).............................        158,008
  5,758 Leucadia National Corp...................................        204,049
  1,903 Liberty Financial Companies, Inc. (b)....................         84,802
  1,166 Medallion Financial Corp.................................         16,871
  8,820 Metris Companies, Inc....................................        232,076
  1,467 Morgan Keegan, Inc.......................................         38,876
  2,383 On2 Common, Inc. (b).....................................          1,382
    475 PFF Bancorp, Inc. (b)(c).................................          9,990
  1,977 Pennaco Energy, Inc. (b).................................         38,799
  4,800 Phoenix Investment Partners, Ltd.........................         75,300
  5,701 Raymond James Financial, Inc.............................        198,822
  2,669 Southwest Secs Group, Inc. (c)...........................         69,060
    974 Student Loan Corp. ......................................         53,022
  1,933 The Intercept Group, Inc. (c)............................         51,285
  2,407 Triad Guaranty, Inc......................................         80,860
  2,372 Tucker Anthony Sutro.....................................         58,262
  1,159 WFS Financial, Inc. (b)..................................         21,405
  2,821 Wit Soundview Group, Inc.................................         10,226
                                                                    ------------
                                                                       3,346,749
                                                                    ------------

        FOOD & BEVERAGES--2.2%
  1,962 Agribrands International, Inc. (b).......................        104,967
  1,295 American Italian Pasta Co. (b)(c)........................         34,722
  4,500 Cadiz, Inc. (b)..........................................         40,359
  4,700 Chiquita Brands International, Inc. (b)(c)...............          4,700
  2,453 Constellation Brands, Inc. (b)(c)........................        144,114
  4,750 Corn Products International, Inc.........................        138,047

                See accompanying notes to financial statements.

                                    MSF-112

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        FOOD & BEVERAGES--(CONTINUED)
  5,220 Dean Foods Co............................................   $    160,189
  5,719 Del Monte Foods Co. (b)..................................         41,463
  5,487 Delta & Pine Land Co. ...................................        114,884
  5,859 Dole Food, Inc...........................................         95,941
  2,218 Dreyer's Grand Ice Cream, Inc. ..........................         71,738
  5,344 Earthgrains Co...........................................         98,864
    240 Farmer Brothers Co. (b)..................................         48,120
  5,035 Fleming Cos., Inc........................................         59,476
  1,992 Great Atlantic & Pacific Tea, Inc. (b)...................         13,944
  4,901 Hain Celestial Group, Inc. (b)...........................        159,282
  1,900 International Multifoods Corp. ..........................         38,594
  3,187 Interstate Bakeries Corp. (b)............................         44,817
  2,700 Lance, Inc...............................................         34,425
  2,339 Michael Foods, Inc.......................................         70,535
  1,925 Performance Food Group Co. (b)...........................         98,837
  2,897 Pilgrim's Pride Corp.....................................         22,633
  2,106 Ralcorp Holdings, Inc. (b)...............................         34,486
    916 Rica Foods, Inc. (b).....................................          4,924
    922 Riviana Foods, Inc. .....................................         18,008
  4,996 Sensient Technologies Corp. .............................        113,659
  7,886 Smithfield Foods, Inc. (b)(c)............................        239,734
  4,406 Suiza Foods Corp. (b)(c).................................        211,488
    437 Tejon Ranch Co...........................................          8,408
  2,206 The J. M. Smucker Co.....................................         61,658
  1,200 The Robert Mondari Corp. (b).............................         64,763
  2,288 Triarc Cos, Inc. (b).....................................         55,484
  1,113 United Natural Foods, Inc. (b)(c)........................         19,234
  3,790 Whole Foods Market, Inc. (b)(c)..........................        231,308
  2,400 Wild Oats Markets, Inc. (b)..............................         10,350
                                                                    ------------
                                                                       2,714,155
                                                                    ------------

        GAS & PIPELINE UTILITIES--2.4%
  6,871 AGLl Resources, Inc......................................        151,591
  1,612 American State Water Co. ................................         59,443
  4,294 Atmos Energy Corp........................................        104,666
  6,042 Avista Corp..............................................        123,861
  4,960 Azurix Corp. (b).........................................         40,610
  1,388 Cascade Natural Gas Corp. ...............................         26,112
  4,098 Energen Corp. ...........................................        131,904
  1,477 Laclede Gas Co...........................................         34,525
  1,413 Midcoast Energy Resources, Inc...........................         30,821
  2,801 New Jersey Resources Corp. ..............................        121,143
  3,141 Northwest Natural Gas Co.................................         83,237
  2,900 Northwestern Corp........................................         67,063
  2,000 Nui Corp.................................................         64,375
  4,525 Oneok, Inc...............................................        217,766
  5,043 Peoples Energy Corp......................................        225,674
  6,811 Philadelphia Suburban Corp. (b)..........................        166,869
  4,552 Piedmont Natural Gas, Inc................................        173,829
    433 SJW Corp.................................................         44,166

                                                                     VALUE
 SHARES                                                            (NOTE 1A)

        GAS & PIPELINE UTILITIES--(CONTINUED)
  2,232 Semco Energy, Inc. ....................................   $     34,736
  9,918 Sierra Pacific Resources...............................        159,308
  1,971 South Jersey Industries, Inc. (c)......................         58,637
  3,540 Southern Union Co. (b).................................         93,810
  3,861 Southwest Gas Corp.....................................         84,459
  3,135 Southwestern Energy Co. ...............................         32,526
  3,283 Transmontaigne, Inc. (b)...............................          9,028
  7,703 Vectren Corp...........................................        197,389
  6,670 WGL Holdings, Inc......................................        203,018
  2,187 Western Gas Resources, Inc.............................         73,675
  8,805 Western Resources, Inc. ...............................        218,474
                                                                  ------------
                                                                     3,032,715
                                                                  ------------

        HOTELS & RESTAURANTS--1.8%
  1,115 American Classic Voyages Co. (b)(c)....................         14,948
  1,974 Anchor Gaming (b)......................................         77,171
  3,054 Applebee's International, Inc. (b).....................         96,678
  1,621 Argosy Gaming Corp. (b)................................         31,103
  3,409 Aztar Corp. (b)........................................         44,104
  3,567 Bally Total Fitness Holding Corp. (b)..................        120,832
  3,610 Bob Evans Farms, Inc. (b)..............................         76,825
  3,500 Boyd Gaming Corp. (b)..................................         12,031
    920 Buca, Inc. (b)(c)......................................         13,484
  6,990 CBRL Group, Inc. (b)...................................        127,349
  3,879 CEC Entertainment, Inc. (b)............................        132,371
  4,489 Choice Hotels, Inc. (b)................................         61,443
  1,621 Churchill Downs, Inc...................................         48,427
  2,999 Consolidated Products, Inc. (b)........................         20,618
  1,706 Dover Downs Entertainment, Inc.........................         19,086
  9,090 Extended Stay America, Inc. (b)........................        116,807
  4,465 Gtech Holdings Corp. (b)...............................         91,812
  1,553 IHOP Corp. (b).........................................         33,681
  3,265 Isle Capri Casinos, Inc. (b)...........................         34,895
  5,176 Jack In The Box, Inc. (b)..............................        152,368
    697 Krispy Kreme Doughnuts, Inc. (b)(c)....................         57,938
  3,226 Landry's Seafood Rest, Inc. (b)........................         32,058
     46 Lone Star Steakhouse & Saloon (b)......................            443
  2,800 Luby's Cafeterias, Inc. (b)............................         16,800
  2,400 Marcus Corp............................................         33,300
  2,112 Morrison Management Specialists, Inc...................         73,730
  1,739 O' Charley's, Inc. (b).................................         31,085
  1,252 P.F. Chang's China Bistro, Inc. (b)....................         39,399
  2,907 Papa John's International, Inc. (b)(c).................         64,953
  2,436 Pinnacle Entertainment, Inc. (b).......................         32,886
  5,300 Prime Hospitality Corp. (b)............................         61,613
  2,221 Rare Hospitality International, Inc. (b)...............         49,625
  7,895 Ruby Tuesday, Inc. (b).................................        120,399
  2,843 Ryan's Family Steak Houses, Inc. (b)...................         27,275
  4,182 Sonic Corp. (b)........................................         97,754
  3,180 Station Casinos, Inc. (b)..............................         47,501

                See accompanying notes to financial statements.

                                    MSF-113

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HOTELS & RESTAURANTS--(CONTINUED)
  3,994 The Cheesecake Factory (b)...............................   $    153,270
 15,500 Wyndham International, Inc. (b)..........................         27,125
                                                                    ------------
                                                                       2,293,187
                                                                    ------------

        HOUSEHOLD APPLIANCES & HOME FURNISHINGS--2.7%
  3,105 Applica, Inc. (b)........................................         15,137
  5,385 Blyth Industries, Inc. (b)...............................        129,913
  8,262 Centex Corp..............................................        310,341
  5,099 Champion Enterprises, Inc. (b)...........................         14,022
 12,688 Clayton Homes, Inc. (c)..................................        145,912
    922 Crossmann Comunities, Inc. (b)...........................         19,420
  6,301 D.R. Horton, Inc.........................................        153,981
  5,860 Ethan Allen Interiors, Inc. .............................        196,310
    987 Fedders Corp. ...........................................          4,565
  4,190 Fleetwood Enterprises, Inc. (c)..........................         43,995
  5,792 Furniture Brands International, Inc. (b).................        121,994
  2,766 Infogrames, Inc. (b).....................................         15,386
  4,263 Interface, Inc...........................................         37,168
  6,738 Kaufman & Broad Home Corp. (b)...........................        226,986
  4,653 Lancaster Colony Corp. ..................................        129,121
  6,723 Lennar Corp. ............................................        243,709
  2,545 Libbey, Inc. (b).........................................         77,304
  6,640 Louisiana Z Boy, Inc. (b)................................        104,580
  2,869 M.D.C. Holdings, Inc. ...................................         94,534
  4,262 Mohawk Industries, Inc. (b)..............................        116,672
  1,629 NVR, Inc. ...............................................        201,344
    769 National Presto Industries, Inc..........................         23,599
    359 Oneida, Ltd..............................................          6,664
  1,879 Palm Harbor Homes, Inc. (b)(c)...........................         29,888
  4,296 Pulte Corp...............................................        181,237
    271 Russ Berrie & Co., Inc. (b)..............................          5,725
  1,780 Ryland Group, Inc. ......................................         72,535
  1,587 Salton, Inc. (b)(c)......................................         32,831
    976 Skyline Corp.............................................         18,483
  2,453 Springs Industries, Inc. ................................         79,569
  2,709 Standard Pacific Corp....................................         63,323
  7,128 Sunbeam Corp. (b)(c).....................................          2,227
  3,112 Toll Brothers, Inc. (b)..................................        127,203
  4,643 Topps, Inc. (b)..........................................         42,803
  1,943 Toro Co..................................................         71,284
  6,396 Tupperware Corp..........................................        130,718
  8,025 U.S. Industries, Inc. ...................................         64,200
  1,365 Universal Electronics, Inc. (b)..........................         21,115
  4,273 Westpoint Stevens, Inc. (c)..............................         32,005
                                                                    ------------
                                                                       3,407,803
                                                                    ------------

        HOUSEHOLD PRODUCTS--0.6%
  5,006 Alberto Culver Co. (Class B) (b).........................        214,319
    864 Bacou USA, Inc. (b)......................................         22,464
  1,753 Block Drug, Inc. (b)(c)..................................         92,471

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        HOUSEHOLD PRODUCTS--(CONTINUED)
  7,587 Boyds Collection, Ltd. (b)...............................   $     70,654
  1,019 CSS Industries, Inc. ....................................         21,654
  3,566 Church & Dwight, Inc. ...................................         79,344
 10,956 Dial Corp................................................        120,516
  2,147 Herbalife International, Inc. (b)(c).....................         16,572
  2,450 Mathews International Corp. .............................         77,634
  2,269 Oakley, Inc. (b).........................................         30,632
  3,615 Playtex Products, Inc. (b)...............................         34,794
                                                                    ------------
                                                                         781,054
                                                                    ------------

        INDUSTRIAL MACHINERY--3.3%
    339 Actuant Corp. (b)........................................          1,017
  1,966 Advanced Energy Industries, Inc. (b)(c)..................         44,542
  6,851 Agco Corp................................................         83,068
    477 Albany International Corp. (b)...........................          6,410
  2,938 American Superconductor Corp. (b)........................         84,100
  1,255 Applied Industrial Technologies, Inc. ...................         25,806
  3,538 AptarGroup, Inc..........................................        103,929
  1,845 Astec Industries, Inc. ..................................         24,446
  2,149 Barnes Group, Inc. (b)...................................         42,711
  4,509 Blout International, Inc. (b)............................         34,663
  3,472 Briggs & Stratton Corp. (b)..............................        154,070
  3,111 Clarcor, Inc.............................................         64,359
  1,569 Columbus McKinnon Corp. (b) .............................         14,023
  5,840 Cummins Engine, Inc......................................        221,555
  2,362 Cuno, Inc. (b)...........................................         63,848
  3,166 Dionex Corp. (b)(c)......................................        109,326
  4,954 Donaldson, Inc. .........................................        137,783
  1,668 Dril-Quip, Inc. (b)......................................         57,025
  2,800 Energy Conversion Devices, Inc. (b)(c)...................         56,438
  1,459 Esco Technologies, Inc. (b)..............................         30,183
  2,180 Esterline Technologies Corp. (b).........................         57,225
  4,400 Flowserve Corp. (b)......................................         94,050
  1,611 Gardner Denver, Inc. (b).................................         34,314
  3,234 Graco, Inc. .............................................        133,807
  4,693 Harsco Corp..............................................        115,858
  4,407 Idex Corp................................................        145,982
  5,100 JLD Industries, Inc......................................         54,188
  3,831 Kaydon Corp. ............................................         95,296
  4,800 Kennametal, Inc..........................................        139,800
  2,948 Lincoln Electric Holdings, Inc...........................         57,947
    273 Lindsay Manufacturing Co. ...............................          6,177
  3,328 Manitowoc, Inc. .........................................         96,512
  1,685 Maverick Tube Corp. (b)(c)...............................         38,123
  4,433 Milacron, Inc............................................         71,205
  2,159 Mine Safety Appliances Co. ..............................         54,245
  4,676 Mueller Industries, Inc. (b).............................        125,375
  2,143 NS Group, Inc. (b).......................................         20,251
  1,407 Nacco Industries, Inc....................................         61,468
  3,913 Nordson Corp.............................................        100,271
  2,498 Oshkosh Truck Corp.......................................        110,068

                See accompanying notes to financial statements.

                                    MSF-114

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INDUSTRIAL MACHINERY--(CONTINUED)
  3,432 Presstek, Inc. (b).......................................   $     36,143
  2,636 Regal Beloit Corp. (b)...................................         44,970
  2,378 Reliance Steel & Aluminum Co. ...........................         58,856
  1,581 Robbins & Myers, Inc. (b)................................         38,142
  2,200 Rogers Corp. (b).........................................         90,337
  4,358 Roper Industries.........................................        144,086
  2,180 Sps Technologies, Inc. ..................................        119,491
  4,653 Stewart & Stevenson Services, Inc. ......................        105,710
  1,362 Tennant Co...............................................         65,376
  3,156 Terex Corp. (b)..........................................         51,088
    761 Thomas Industries, Inc...................................         17,693
  6,344 Timken Co. ..............................................         95,953
  3,884 Trinity Industries, Inc..................................         97,100
  8,914 Usec, Inc. (USD).........................................         38,442
  3,831 Valence Technology, Inc. (b)(c)..........................         36,155
  2,717 Wabash National Corp. (b)(c).............................         23,434
  2,110 Watts Industries, Inc. ..................................         29,276
  1,380 Woodward Governor Co.....................................         62,316
                                                                    ------------
                                                                       4,126,032
                                                                    ------------

        INSURANCE--2.9%
    666 EW Blanch Holdings, Inc. (b).............................         11,613
  4,013 Alfa Corp................................................         73,990
    689 Alleghany Corp. (b)......................................        141,590
      1 American International Group, Inc. ......................             87
  1,651 American National Insurance Co...........................        120,781
  2,105 Argonaut Group, Inc. (c).................................         44,468
  5,799 Arthur J. Gallagher & Co.................................        368,961
    446 Baldwin & Lyons, Inc. (b)................................         10,453
  3,625 Brown & Brown, Inc. (b)..................................        126,875
  1,736 CNA Surety Corp..........................................         24,738
  3,779 Commerce Group, Inc......................................        102,713
  4,530 Crawford & Co. (Class B) (b).............................         52,661
  2,607 Delphi Financial Group, Inc. (b).........................        100,370
  3,401 Enhance Financial Services Group, Inc. ..................         52,503
    173 FBI Financial Group, Inc. (b)............................          3,017
  7,848 Fidelity National Financial, Inc. .......................        289,886
  7,038 First American Financial Corp............................        231,374
  7,454 Fremont General Corp. (c)................................         20,964
    926 Great American Financial Resources, Inc..................         17,710
  5,035 HCC Insurance Holdings, Inc. ............................        135,630
  1,694 Harleysville Group, Inc. ................................         49,814
  2,166 Hilb Rogal & Hamilton Co. (b)............................         86,369
  5,157 Horace Mann Educators Corp...............................        110,231
  1,342 Kansas City Life Insurance Co............................         47,431
  1,775 Landamerica Financial Group, Inc. .......................         71,777
  2,636 Liberty Corp. (b)........................................        107,252
    878 Markel Corp. (b).........................................        158,918
  1,655 Medical Assurance, Inc. (b)..............................         27,618
  3,782 Mercury General Corp. (c)................................        165,935
    824 Midland Co. .............................................         22,892

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        INSURANCE--(CONTINUED)
    549 National Western Life Insurance Co. (b)..................   $     56,598
  7,565 Ohio Casualty Corp. .....................................         75,768
  1,263 Pico Holdings, Inc.......................................         15,985
    810 PMA Capital Corp. .......................................         13,998
  2,235 Presidential Life Corp. .................................         33,455
  1,623 RLI Corp. (c)............................................         72,528
    885 Rightchoice Manage Care, Inc. (b)........................         30,809
    995 Scpie Holdings, Inc. ....................................         23,507
  3,299 Selective Insurance Group, Inc. .........................         80,310
  4,702 Stancorp Financial Group, Inc. ..........................        224,521
  1,121 State Auto Financial Corp. ..............................         19,968
  1,455 Stewart Information Services Corp. ......................         32,283
  4,500 UICI, Inc................................................         26,719
  2,622 W.R. Berkley Corp. (b)(c)................................        123,808
    353 Zenith National Insurance Corp...........................         10,369
                                                                    ------------
                                                                       3,619,247
                                                                    ------------

        INTERNET--0.0%
  1,609 Brio Technology, Inc. (b)................................          6,914
                                                                    ------------

        LEISURE--0.7%
  2,100 Arctic Cat, Inc..........................................         24,609
  8,245 Callaway Golf Co. .......................................        153,563
  2,261 Championship Auto Racing Team (b)........................         47,481
  2,930 Concord Camera Corp. (b).................................         48,437
  1,950 Jakks Pacific, Inc. (b)(c)...............................         17,733
  3,235 Midway Games, Inc. (b)...................................         22,969
  2,232 Musicland Stores, Inc. (b)(c)............................         27,621
  1,155 Parkervision, Inc. (b)(c)................................         42,302
  1,024 Penn National Gaming, Inc. (b)...........................         10,336
  5,801 Pinnacle Systems, Inc. (b)...............................         43,507
  3,499 Polaris Industries, Inc..................................        139,085
  5,501 Polaroid Corp. (c).......................................         31,975
  2,446 SCP Pool Corp. ..........................................         73,456
  1,801 Speedway Motorsports, Inc. (b)(c)........................         43,224
  1,233 Sturm Ruger & Co., Inc. .................................         11,636
  2,666 Take Two Interactive Software (b)(c).....................         30,576
  3,265 The 3Do Co. (b)..........................................          8,673
  1,871 Vail Resorts, Inc. (b)(c)................................         43,852
  2,867 WMS Industries, Inc. (b)(c)..............................         57,698
  1,478 World Wrestling Federation Entertainment, Inc. (b)(c)....         23,648
                                                                    ------------
                                                                         902,381
                                                                    ------------

        MINING--1.3%
  8,287 Alaska Steel Holding Corp................................         72,511
  2,102 Arch Coal, Inc...........................................         29,691
  4,320 Ball Corp. (b)...........................................        198,990
 14,312 Battle Mountain Gold Co. (b).............................         24,152
 14,422 Bethlehem Steel Corp. (b)................................         25,238

                See accompanying notes to financial statements.

                                    MSF-115

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        MINING--(CONTINUED)
  2,052 Brush Engineered Materials, Inc. (b).....................   $     41,425
  2,598 Carpenter Technology Corp. ..............................         90,930
  1,576 Century Aluminum Co......................................         18,026
    651 Cleveland Cliffs, Inc. ..................................         14,037
  2,182 Commercial Metals Co.....................................         48,549
  3,000 Consol Energy, Inc.......................................         83,812
 14,244 Freeport-McMoran Copper & Gold, Inc., (Class B) (b)......        121,964
  1,400 Gibraltor Steel Corp. (b)................................         24,719
  3,673 Kaiser Aluminum Corp. (b)(c).............................         13,544
  1,421 Penn Virginia Corp.......................................         47,159
  1,642 Quanex Corp. (c).........................................         33,045
  1,913 RTI International Metals, Inc............................         27,380
  2,431 Ryerson Tull, Inc........................................         20,056
  5,072 Shaw Group, Inc. (b).....................................        253,600
  1,747 Southern Peru Copper Corp. ..............................         22,493
  4,235 Steel Dynamics, Inc. (b).................................         46,717
  5,632 Stillwater Mining Co. (b)................................        221,619
 12,564 The LTV Corp. (c)........................................          4,319
  5,729 UCAR International, Inc. (b).............................         55,858
  4,053 Weirton Steel Corp. (b)..................................          4,823
    700 Wolverine Tube, Inc. (b).................................          8,393
  8,733 Worthington Industries, Inc..............................         70,410
                                                                    ------------
                                                                       1,623,460
                                                                    ------------

        MISCELLANEOUS--0.0%
  4,947 Brightpoint, Inc. (b)(c).................................         17,237
      1 Catalytica Energy Systems, Inc...........................              9
  1,818 Convera Corp. (b)........................................         32,270
    438 Genzyme Corp.............................................          3,856
  1,973 Hollywood Media Corp. (b)(c).............................          7,769
                                                                    ------------
                                                                          61,141
                                                                    ------------

        MUTUAL FUNDS--2.8%
 36,421 iShares Russell 2000 Index Fund..........................      3,487,311
                                                                    ------------

        PAPER & FOREST--0.5%
  2,666 Buckeye Technologies, Inc. (b)...........................         37,490
    169 Deltic Timber Corp. (b)..................................          4,035
 13,359 Louisiana-Pacific Corp...................................        135,260
  2,900 P.H. Glatfelter Co.......................................         36,105
    167 Pope & Talbot, Inc. (b)..................................          2,808
  4,374 Potlatch Corp............................................        146,802
  4,049 Rayonier, Inc............................................        161,201
  2,114 Rock Tennessee Co........................................         15,723
  6,463 Wausau Mosinee Paper Corp................................         65,438
                                                                    ------------
                                                                         604,862
                                                                    ------------

        PUBLISHING--0.1%
  8,275 American Greetings Corp..................................         78,095
                                                                    ------------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RAILROADS & EQUIPMENT--0.6%
  2,719 American Freightways Corp. (b)...........................   $     75,962
  1,999 Arkansas Best Corp. (b)(c)...............................         36,669
  2,500 Arnold Industries, Inc...................................         45,234
    491 Heartland Express, Inc. (b)..............................         11,232
  1,629 JB Hunt Transport Services, Inc. (b).....................         27,286
  1,175 Knight Transportation, Inc. (b)..........................         22,729
  1,255 Landstar Systems, Inc. (b)...............................         71,025
  1,122 M S Carriers, Inc. (b)...................................         36,710
    391 Roadway Express Inc......................................          8,309
  4,894 Rollins Truck Leasing Corp. .............................         39,152
  5,249 Swift Transportation, Inc. (b)...........................        104,488
  3,856 USFreightways Corp.......................................        116,041
  3,550 Wabtec (b)...............................................         41,713
  1,822 Werner Enterprises, Inc..................................         30,917
  4,149 Wisconsin Central Transportation Corp. (b)...............         62,624
  3,125 Yellow Corp. (b).........................................         63,574
                                                                    ------------
                                                                         793,665
                                                                    ------------

        REAL ESTATE--1.0%
  3,236 Avis Group Holdings, Inc. (b)............................        105,372
  6,794 BRE Proporty's, Inc. (b).................................        215,285
  1,276 Bedford Property Investments, Inc. (b)...................         25,839
  2,158 CB Richard Ellis Services, Inc. (b)......................         31,561
 18,053 Corections Corporation of America........................          6,206
    661 Crestline Capital Corp. (b)..............................         17,021
  1,808 Electro Rental (b).......................................         25,651
  4,067 Fairfield Communities, Inc. (b)..........................         57,192
  7,468 Indymac Bancorp, Inc. (b)................................        220,306
  2,249 Insignia Financial Group, Inc. (b).......................         26,707
  2,049 Interpool, Inc...........................................         34,961
  3,795 Jones Lang Lasalle, Inc. (b).............................         52,656
  2,858 LNR Property Corp........................................         62,876
  1,707 Nationsrent, Inc. (b)....................................          2,667
  2,552 Rental A Center, Inc. (b)(c).............................         87,964
  2,711 Rental Way, Inc. (b).....................................         12,030
    437 Tejon Ranch Co...........................................             14
  3,040 Trammell Crow Co. (b)....................................         41,040
  3,248 United Rentals, Inc. (b)(c)..............................         43,645
  2,702 Webb Delaware Corp. (b)..................................         79,033
  2,062 Xtra Corp. (b)...........................................         98,976
                                                                    ------------
                                                                       1,247,002
                                                                    ------------
        REAL ESTATE INVESTMENT TRUST--5.7%
    713 Alexanders, Inc. (b).....................................         48,261
  2,163 Alexandria Real Estate Equity............................         80,437
  1,100 Amerco (b)...............................................         21,725
    822 American Industrial Property.............................         10,070
  1,208 Amli Residential Propertys Trust.........................         29,822
  8,720 Arden Realty, Inc........................................        219,090
  2,150 Boykin Lodging Co. (b)...................................         18,275
  3,229 Brandywine Realty Trust (b)..............................         66,800

                See accompanying notes to financial statements.

                                    MSF-116

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        REAL ESTATE INVESTMENT TRUST--(CONTINUED)
  3,700 Burnham Pacific Properties, Inc. (b)......................        17,113
  3,036 CBL & Associates Property's, Inc. (b).....................        76,849
  5,106 Cabot Industrial Trust (b)................................        97,971
  5,510 Camden Property Trust.....................................       184,585
  2,650 Capital Automotive........................................        36,437
  1,144 Capstead Mortgage Corp....................................        12,441
 13,651 Catellus Development Corp. (b)............................       238,892
  3,190 CenterPoint Properties Trust..............................       150,728
  3,201 Charles E. Smith Residential Realty, Inc..................       150,447
  3,205 Chateau Community's, Inc..................................        97,552
  2,618 Chelsea GCA Realty, Inc...................................        96,539
  3,353 Colonial Propertys Trust..................................        87,388
  3,400 Commercial Net Lease Reality, Inc.........................        34,637
  4,916 Cornerstone Realty Income Trust, Inc......................        51,925
  5,896 Cousins Propertys, Inc....................................       164,719
  5,665 Developers Diversified Realty.............................        75,415
  1,107 Eastgroup Property's, Inc. ...............................        24,769
  1,884 Entertainment Propertys Trust (c).........................        20,724
  4,200 Equity Inns, Inc..........................................        25,988
  2,774 Essex Property Trust......................................       151,876
  5,071 Federal Realty Investment Trust...........................        96,349
  6,052 Felcor Lodging Trust, Inc.................................       144,870
  5,544 First Industrial Realty Trust, Inc........................       188,496
  2,035 First Washington Realty Trust, Inc. ......................        52,528
  2,695 Forest City Enterprises, Inc. ............................       105,644
  7,271 Franchise Finance Corp. America...........................       169,505
  3,827 Gables Residential Trust (b)..............................       107,156
  3,398 Glenborough Realty Trust, Inc. (b)........................        59,040
  2,700 Glimcher Realty Trust.....................................        33,750
  2,069 Great Lakes Realty, Inc...................................        35,949
 16,921 HRPT Propertys Trust......................................       127,965
  7,107 Health Care Property Investments, Inc.....................       212,322
  3,665 Health Care Realty, Inc...................................        59,556
  5,027 Healthcare Realty Trust...................................       106,824
  7,570 Highwoods Properties, Inc.................................       188,304
  3,523 Home Properties New York, Inc.............................        98,424
  6,180 Hospitality Properties Trust..............................       139,822
  3,048 IRT Property Co. .........................................        24,765
  3,800 Innkeepers USA Trust (c)..................................        42,037
  2,081 JDN Realty Corp...........................................        21,981
    525 JP Realty, Inc............................................         8,269
  4,088 Kilroy Realty Corp........................................       114,719
  3,069 Koger Equity, Inc. .......................................        47,761
  1,517 Lasalle Hotel Properties..................................        23,039
  2,164 Lexington Corporate Property Trust........................        25,562
  3,790 Macerich Co...............................................        72,721
  2,688 Manufactured Home Communities, Inc........................        77,952
 18,279 Meditrust.................................................        46,840
  4,534 Meristar Hospitality Corp.................................        89,263
  1,865 Mid America Apartment Communities, Inc....................        42,079
  1,700 Mills Corp................................................        28,156

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        REAL ESTATE INVESTMENT TRUST--(CONTINUED)
    903 National Golf Properties, Inc............................         18,568
  3,063 National Health Investors, Inc. .........................         22,590
  4,525 Nationwide Health Properties, Inc........................         58,259
 11,294 New Plan Excel Realty Trust, Inc.........................        148,234
  3,657 PS Business Parks, Inc. (b)..............................        101,665
  3,078 Pacific Gulf Properties, Inc.............................         18,853
  2,413 Pan Pacific Retail Properties, Inc.......................         53,840
  1,473 Parkway Properties, Inc..................................         43,730
  1,489 Pennsylvania Real Estate Investment......................         28,477
  5,233 Prentiss Properties Trust................................        140,964
  1,122 Prime Group Realty Trust.................................         16,129
  2,542 RFS Hotel Investors, Inc.................................         33,205
  3,371 Realty Income Corp.......................................         83,854
  6,956 Reckson Associates Realty Corp. (c)......................        174,335
  3,758 Regency Realty Corp. ....................................         89,018
  1,332 Saul Centers, Inc........................................         24,809
  3,912 Security Capital Group, Inc. (b).........................         78,484
  3,648 Shurgard Storage Centers, Inc............................         89,148
  3,366 Sl Green Realty Corp.....................................         94,248
    591 Sovran Self Storage, Inc.................................         11,746
  4,121 Storage USA, Inc.........................................        130,842
  3,836 Summit Propertys, Inc....................................         99,736
  2,720 Sun Communities, Inc.....................................         91,120
    667 Tanger Factory Outlet Centers, Inc.......................         15,216
  4,339 Taubman Centers, Inc. (b)................................         47,458
  1,984 Town & Country Trust.....................................         38,316
 13,105 United Dominion Realty Trust, Inc........................        141,698
  5,207 Ventas, Inc. ............................................         29,289
  4,490 Washington Real Estate Investment Trust..................        106,076
  3,913 Weingarten Realty Investments............................        171,194
  3,632 Westfield America, Inc...................................         52,437
                                                                    ------------
                                                                       7,136,661
                                                                    ------------

        RETAIL--3.6%
  2,037 99 Cents Only Stores (b).................................         55,763
    698 Aaron Rents, Inc. (Class B) (b)..........................          9,816
 11,983 Abercrombie & Fitch Co. (b)..............................        239,660
  3,164 American Eagle Outfitters, Inc. (b)(c)...................        133,877
  2,468 Ames Department Stores, Inc. (b)(c)......................          3,586
  3,717 Ann Taylor Stores Corp. (b)..............................         92,693
  6,427 Barnes & Noble, Inc. (b).................................        170,315
 10,029 Borders Group, Inc. (b)..................................        117,214
  1,542 Buckle, Inc. (b).........................................         27,081
  2,200 Burlington Coat Factory Warehouse (b)....................         41,663
    735 CSK Auto Corp. (b)(c)....................................          2,848
  5,263 Casey's General Stores, Inc..............................         78,287
  1,081 Cato Corp................................................         14,931
    894 Central Garden & Pet Co. (b).............................          6,202
 10,296 Charming Shoppes, Inc. (b)...............................         61,937
  1,165 Cheap Tickets, Inc. (b)(c)...............................         11,250

                See accompanying notes to financial statements.

                                    MSF-117

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RETAIL--(CONTINUED)
  2,109 Chico's FAS, Inc. (b)(c)..................................  $     43,696
  1,843 Children's Place Retail Stores, Inc. (b)(c)...............        37,263
  5,201 Claire S Stores, Inc. (c).................................        93,293
    420 Coldwater Creek, Inc. (b)(c)..............................        13,033
  4,632 Copart, Inc. (b)..........................................        99,733
  3,195 Cost Plus, Inc. (b).......................................        95,451
 11,543 Dillard's, Inc............................................       136,352
  2,004 Dress Barn, Inc. (b)......................................        58,179
  2,308 Drugstore Common, Inc. (b)(c).............................         2,128
  7,361 Etoys, Inc. (b)(c)........................................         1,495
  1,897 Factory 2-U, Inc. (b)(c)..................................        62,779
  2,956 Footstar, Inc. (b)........................................       146,322
    632 Freds, Inc................................................        13,213
  2,400 Genesco, Inc. (b)(c)......................................        58,650
  2,000 Group 1 Automotive, Inc. (b)..............................        18,750
  2,774 Guitar Center, Inc. (b)...................................        31,468
  1,548 Handleman Co..............................................        11,610
 14,944 Hanover Direct, Inc. (b)..................................         5,604
  2,411 Hollywood Entertainment Corp. (b).........................         2,599
  3,042 Hot Topic, Inc. (b)(c)....................................        50,098
  3,026 Hughes Supply, Inc........................................        54,286
  4,865 Insight Enterprises, Inc. (b).............................        87,418
  3,700 Intertan, Inc. (b)........................................        43,013
  2,119 Lands End, Inc. (b)(c)....................................        53,229
  1,265 Lawson Products, Inc......................................        33,878
  5,412 Linens 'n Things, Inc. (b)................................       149,506
  2,675 Long's Drug Stores Corp...................................        64,534
  1,175 Mcgrath Rentcorp..........................................        22,362
  4,650 Men's Wearhouse, Inc. (b)(c)..............................       126,713
  5,167 Michaels Stores, Inc. (b)(c)..............................       136,764
  5,236 Neiman-Marcus Group, Inc..................................       186,205
  3,584 Network Commerce, Inc.....................................         2,744
  4,327 O'Reilly Automotive, Inc. (c).............................       117,235
 12,165 Office Max, Inc. (b)......................................        34,974
    690 PC Connection, Inc........................................         7,137
  2,988 Pacific Sunwear of California (b)(c)......................        76,474
  3,243 Payless Shoesource, Inc. (b)..............................       229,442
  3,872 Pep Boys Manny Moe & Jack (b).............................        14,036
 13,900 Petsmart, Inc. (b)(c).....................................        40,180
 11,790 Pier 1 Imports, Inc.......................................       121,584
    702 Pricesmart, Inc. (b)......................................        23,100
  1,900 Procurenet, Inc...........................................           285
  3,012 Regis Corp. Minnesota.....................................        44,521
  3,800 Ruddick Corp. (b).........................................        43,463
  2,191 School Specialty, Inc. (b)................................        44,025
  1,481 Shopko Stores, Inc. (b)(c)................................         7,405
  2,629 Sonic Automotive, Inc. (b)................................        18,074
    103 Spiegel, Inc. (b).........................................           457
  3,794 Stamps Common, Inc. (b)...................................        10,374
  2,325 Stein Mart, Inc. (b)......................................        27,319
  3,308 Sunglass Hut International, Inc. (b)......................        17,005

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RETAIL--(CONTINUED)
  3,538 Too, Inc. (b)............................................   $     44,225
  1,509 Transport World Entertainment Corp. (b)..................         13,722
  2,526 Tweeter Home Entertainment Group, Inc. (b)...............         30,944
  1,465 Ultimate Electronics, Inc. (b)(c)........................         32,093
  1,804 Value City Department Stores, Inc. (b)...................          9,471
  4,822 Valuevision International, Inc. (b)......................         61,028
 17,736 Venator Group, Inc. (b)..................................        274,908
  1,652 Whitehall Jewellers, Inc. (b)............................         11,667
  1,270 Wilsons Leather Experts, Inc. (b)........................         17,661
  1,867 Yankee Candle, Inc. (b)(c)...............................         20,654
  5,349 Zale Corp. (b)...........................................        155,455
                                                                    ------------
                                                                       4,558,409
                                                                    ------------

        SHIPBUILDING--0.2%
  5,928 Alexander & Baldwin, Inc. (b)............................        157,277
  2,026 Kirby Corp. (b)..........................................         42,546
                                                                    ------------
                                                                         199,823
                                                                    ------------

        SOFTWARE--6.2%
  1,295 AVT Corp. (b)............................................          6,414
  2,137 About.Com, Inc. (b)(c)...................................         57,632
  8,802 Actuate Corp. (b)........................................        168,613
  1,665 Adept Technology, Inc. (b)(c)............................         24,247
    950 Agency.Com, Ltd. (b)(c)..................................          3,711
    641 Allaire Corp. (b)........................................          3,255
  2,319 Allscripts, Inc. (b).....................................         21,704
  2,400 Analysts International Corp..............................          9,375
  3,135 Answerthink Consulting Group (b).........................         11,364
  1,710 Aremissoft Corp..........................................         72,675
  2,636 Ask Jeeves, Inc. (b).....................................          6,343
  4,129 Aspen Technology, Inc. (b)...............................        136,515
  5,017 Avant Corp. (b)..........................................         91,717
  4,490 Avenue A, Inc. (b).......................................          8,349
  6,196 Avocent Corp. (b)........................................        167,873
  2,651 Barra, Inc. (b)..........................................        125,153
  2,988 Be Free, Inc. (b)........................................          6,443
  1,892 Bell & Howell Co. (b)....................................         31,218
  1,408 Bindview Development Corp. (b)...........................         13,266
  2,902 Black Box Corp. (b)(c)...................................        140,294
  1,215 Bottomline Technologies, Inc. (b)(c).....................         31,248
  1,290 Breakaway Solutions, Inc. (b)(c).........................          1,149
  3,991 Broadbase Software, Inc. (b).............................         25,193
  1,452 Bsquare Corp. (b)........................................          8,689
    554 Caci, Inc. (b)...........................................         12,898
  2,084 Calico Commerce, Inc. (b)................................          2,051
  5,349 Cambridge Technology Partners, Inc. (b)..................         13,456
    634 Caminus Corp. (b)........................................         14,780
  3,693 Cerner Corp. (b)(c)......................................        170,917
  2,990 Ciber, Inc. (b)..........................................         14,576
  3,311 Clarent Corp. (b)........................................         37,973

                See accompanying notes to financial statements.

                                    MSF-118

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  1,378 Clarus Corp. (b)(c).......................................  $      9,603
  1,178 Click2Learn Common, Inc. (b)(c)...........................        11,780
  1,218 Cognizant Technology Solutions (b)........................        43,620
  1,269 Com21, Inc. (b)...........................................         6,048
  1,649 Complete Busines Solutions, Inc. (b)......................        16,954
  3,858 Computer Horizons Corp. (b)...............................         9,344
  1,156 Concord Communications, Inc. (b)(c).......................        10,133
  2,265 Corsair Communications, Inc. (b)..........................        16,280
  2,425 Cybersource Corp. (b).....................................         5,797
    931 Cysive, Inc. (b)..........................................         3,826
  1,215 DSET Corp. (b)............................................         2,088
  3,513 DSL Net, Inc. (b).........................................         1,921
  1,253 Daleen Technologies, Inc. (b)(c)..........................         4,660
  1,603 Data Return Corp. (b).....................................         5,911
  1,976 Datastream Systems, Inc. (b)(c)...........................        19,328
  3,494 Dendrite International, Inc...............................        78,287
  3,023 Diamondcluster International, Inc. (b)....................        92,107
  1,055 Digimarc Corp. (b)(c).....................................        16,748
  3,168 Digital Insight Corp. (b)(c)..............................        57,519
  8,579 Digital Islands Inc. (c)..................................        34,986
  1,898 Digital River, Inc. (b)...................................         4,567
  1,168 Digitas, Inc. (b)(c)......................................         6,023
  2,300 Direct Focus, Inc. (b)(c).................................        77,122
  5,152 Documentum, Inc. (b)......................................       255,829
  1,084 Embarcadero Technologies, Inc. (b)(c).....................        50,101
    912 Emerge Interactive, Inc. (b)(c)...........................         3,306
  1,185 Epicedge, Inc. (b)........................................           444
  1,257 Epresence, Inc. (b).......................................         5,401
  3,261 Excelon Corp. (b).........................................         4,790
  3,092 Exchange Applications, Inc. (b)...........................         3,865
    733 Expedia, Inc. (b)(c)......................................         7,101
    527 Extensity, Inc. (b)(c)....................................         3,170
  2,591 F5 Networks, Inc. (b)(c)..................................        24,736
  1,721 Fair Issac & Co., Inc.....................................        87,771
  4,634 Filenet Corp. (b).........................................       126,711
    625 Firepond, Inc. (b)(c).....................................         5,908
  1,722 Forrester Research, Inc. (b)..............................        86,154
  7,386 Gartner Group, Inc. (b)...................................        50,963
  1,546 Geoworks Corp. (b)........................................         4,590
  2,240 Gerber Scientific, Inc. (b)...............................        19,180
  1,281 Globix Corp. (b)..........................................         3,503
  3,158 Goto.Com, Inc. (b)(c).....................................        23,142
  1,729 Great Plains Software, Inc. (b)(c)........................        81,371
  5,053 HNC Software, Inc. (b)(c).................................       149,853
  4,062 High Speed Access Corp. (b)...............................         4,379
  2,047 Hotjobs.com, Ltd. (b)(c)..................................        23,349
  3,842 Hyperion Solutions Corp. (b)..............................        59,431
  2,515 IDX Systems Corp. (b)(c)..................................        63,111
  5,305 IXL Enterprises, Inc. (b)(c)..............................         5,222
  1,362 Ibeam Broadcasting Corp. (b)(c)...........................         1,426
  4,115 Igate Capital Corp. (b)...................................        11,509

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  3,526 Imation Corp. (b).........................................  $     54,653
  2,473 Imrglobal Corp. (b).......................................        13,408
  1,747 Indus International, Inc. (b).............................         3,767
  7,236 Informatica Corp..........................................       286,048
  2,638 Information Architects Corp. (b)..........................         4,534
    754 Inforte Corp. (b)(c)......................................        10,297
  2,819 Infousa, Inc. (b).........................................         9,690
  7,032 Inprise Corp. (b).........................................        39,006
  1,812 Interact Commerce Corp. (b)...............................        14,836
  1,001 Interactive Intelligence, Inc. (b)........................        23,742
  6,084 Interliant, Inc. (b)(c)...................................        19,963
  5,930 Internet Pictures Corp. (b)...............................         5,837
  1,103 Internet.Com Corp. (b)(c).................................         6,584
  7,822 Intertrust Technologies Corp. (b).........................        26,155
  1,934 Intervoice, Inc. (b)......................................        13,901
  2,347 Interworld Corp. (b)(c)...................................         1,210
  5,130 Interwoven, Inc. (b)......................................       338,099
  2,563 Intranet Solutions, Inc. (b)..............................       130,313
  1,980 Intraware, Inc. (b).......................................         2,939
  1,931 Intrusion.Com, Inc. (b)...................................         9,353
  2,617 Ivillage, Inc. (b)........................................         2,862
  7,597 J.D. Edwards & Co. (b)....................................       135,796
  2,562 JDA Software Group, Inc...................................        33,706
  2,247 Juno Online Services, Inc. (b)(c).........................         1,510
  2,607 Keynote Systems, Inc. (b).................................        37,068
  1,839 Kronos, Inc. (b)..........................................        56,952
  5,052 Lante Corp. (b)(c)........................................         8,052
  1,642 Latitude Communications, Inc. (b).........................         6,414
 11,126 Legato Systems, Inc. (b)..................................        83,097
    731 Level 8 Systems, Inc. (b)(c)..............................         4,523
  2,178 Lightbridge, Inc. (b)(c)..................................        28,654
  5,175 Looksmart, Ltd. (b)(c)....................................        12,695
  5,768 Loudeye Technologies, Inc. (b)(c).........................         6,940
  1,834 MCSI, Inc.................................................        39,144
  5,143 Mail Common, Inc. (b).....................................         3,857
    907 Manhattan Associates, Inc. (b)(c).........................        38,774
  6,652 Manugistics Group, Inc. (b)...............................       378,956
  2,713 Mapinfo Corp. (b)(c)......................................       128,274
  1,827 Marimba, Inc. (b).........................................         8,393
  1,168 Matrixone, Inc. (b)(c)....................................        21,206
    785 Mcafee Common Corp. (b)(c)................................         3,950
  9,033 Mentor Graphics Corp. (b).................................       247,561
  2,164 Mercator Software, Inc. (b)(c)............................        11,665
  1,691 Metasolv Software, Inc....................................        15,087
    625 Micros Systems, Inc. (b)(c)...............................        11,465
  4,077 Microstrategy, Inc. (b)(c)................................        38,795
  2,615 Mp3 Common, Inc. (b)(c)...................................         9,520
  4,452 NBC Internet, Inc. (b)(c).................................        15,652
  2,064 National Information Consortm (b).........................         3,193
  1,332 Net Perceptions, Inc. (b).................................         2,768
  3,934 Netegrity, Inc. (b).......................................       213,788

                See accompanying notes to financial statements.

                                    MSF-119

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  6,784 Netmanage, Inc. (b).......................................  $      6,148
  2,133 Netopia, Inc. (b).........................................         9,265
  1,648 Netscout Systems, Inc. (b)................................        16,583
    452 Netsol International, Inc. (b)(c).........................         3,086
    763 Netsolve, Inc. (b)........................................         5,818
  4,020 Netzero, Inc. (b).........................................         3,392
  2,773 New Era of Networks, Inc. (b)(c)..........................        16,205
    576 Niku Corp. ...............................................         4,203
  1,543 Novadigm, Inc.............................................         9,813
    720 Nuance Communications, Inc. (b)(c)........................        30,847
    323 Numerical Technologies, Inc. (b)(c).......................         5,824
  3,219 Nyfix, Inc. (b)...........................................        77,759
  1,280 OTG Software, Inc.........................................        20,680
  2,534 Objective Systems Integrators, Inc. (b)...................        44,741
  2,100 Onyx Software Corp. (b)...................................        22,509
    501 Open Market, Inc. (b)(c)..................................           556
  1,084 PCTEL, Inc. ..............................................        11,619
  2,640 Packeteer, Inc. (b).......................................        32,752
  1,373 Persistence Software, Inc. (b)............................         6,093
  1,623 Phoenix Technology, Ltd. (b)..............................        21,708
    519 Predictive Systems, Inc. (b)..............................         3,755
  1,520 Primus Knowledge Solutions, Inc. (c)......................         9,643
  3,602 Priority Healthcare Corp. (Class B) (b)...................       146,444
  2,677 Prodigy Communications Corp. (b)..........................         4,099
  4,000 Progress Software Corp. (b)...............................        57,875
    363 Project Software & Development, Inc. (b)..................         3,823
  3,994 Puma Technology, Inc. (b)(c)..............................        16,662
  3,578 PurchasePro.Com, Inc. (c).................................        62,503
  1,449 QRS Corp. (b).............................................        18,746
  2,241 Quintus Corp. (c).........................................         6,653
  2,786 Quokka Sports, Inc. (b)(c)................................         1,611
  1,900 Radiant Systems, Inc. (b).................................        38,831
  2,145 Radisys Corp. (b)(c)......................................        55,569
  3,736 Rainbow Technologies, Inc. (b)(c).........................        58,842
  1,852 Ramp Networks, Inc. (b)(c)................................        10,620
  3,580 Rare Medium Group, Inc. (b)...............................         6,880
  1,233 Razorfish, Inc. (b).......................................         1,946
    631 Register Common, Inc. (b)(c)..............................         4,437
  2,659 Remedy Corp. (b)..........................................        44,040
  6,764 Retek, Inc. (b)...........................................       165,295
    561 Saba Software, Inc. (b)(c)................................         8,871
  1,899 Saga Systems, Inc. (b)....................................        21,720
  1,635 Sagent Technology, Inc. (b)...............................         2,223
  1,575 Sanchez Computer Associates, Inc. (b).....................        13,141
  2,145 Savvis Communications Corp. (b)...........................         1,944
  2,291 Sciquest Common, Inc. (b).................................         3,079
  2,571 SeaChange International, Inc. (b)(c)......................        51,822
  2,706 Secure Computing Corp. (b)................................        26,806
    524 Seebeyond Technology Corp. (b)(c).........................         5,338
    921 Selectica, Inc. (b)(c)....................................        22,277
  2,408 Serena Software, Inc. (b).................................        82,399

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        SOFTWARE--(CONTINUED)
  1,226 Silverstream Software, Inc. (b)(c).......................   $     25,171
    900 Smartserv Online, Inc. (b)(c)............................          6,398
  2,443 Softnet Systems, Inc. (b)................................          4,504
  1,332 Sonic Foundry, Inc. (b)..................................          1,769
    612 Sportsline USA, Inc. (b).................................          3,242
    685 Spss, Inc. (c)...........................................         15,263
  5,561 Starbase Corp. (b)(c)....................................         12,860
  4,635 Starmedia Network, Inc. (b)..............................          9,053
  1,249 Startek, Inc. (b)(c).....................................         19,203
  4,511 Structural Dynamics Research Corp. (b)...................         45,392
  3,104 Sykes Enterprises, Inc. (b)..............................         13,920
  3,022 Systems & Computer Technology (b)........................         37,303
  1,860 THQ, Inc. (b)(c).........................................         45,396
  3,018 Technology Solutions Co. (b).............................          6,460
  1,703 Tenfold Corp. (b)........................................          2,581
  3,086 Transaction Systems Architects, Inc. (b)(c)..............         35,585
    336 Travelocity Common, Inc. (b)(c)..........................          4,085
  2,172 Tricord Systems, Inc. (b)................................         17,783
  1,664 Trizetto Group, Inc. (b).................................         27,716
  1,476 Tumbleweed Communications Corp. (b)(c)...................         25,230
  4,993 Unova, Inc. (b)..........................................         18,100
  2,214 Us Interactive, Inc. (c).................................            657
  2,802 Ventro Corp. (b)(c)......................................          2,714
  4,448 Verity, Inc. (b).........................................        106,891
     88 Versat, Inc. (b).........................................            784
  3,533 Vertel Corp. (b).........................................          8,004
  1,493 Vertex Industries, Inc. (b)(c)...........................          9,471
  1,899 Via Net Works, Inc. (b)..................................          7,299
  1,390 Viador, Inc. (b).........................................          1,803
  2,172 Vialink Co. (b)(c).......................................          6,143
  1,518 Viant Corp. .............................................          6,072
    899 Vicinity Corp. (b).......................................          2,655
  2,802 Viewpoint Corp. (b)......................................         15,280
  3,356 Visual Networks, Inc. (b)................................         10,959
  2,290 Webtrends Corp. (b)......................................         66,338
  2,772 Wink Communications, Inc. (b)(c).........................         16,805
    848 Worldgate Communications, Inc. (b)(c)....................          3,127
  1,592 Worldwide Xceed Group (b)(c).............................            174
  1,090 Xpedior, Inc. (b)........................................            324
  3,650 Zomax Optical Media, Inc. (b)............................         16,596
  2,789 Zoran Corp. (b)(c).......................................         41,835
  5,777 eLoyalty Corp. (b).......................................         37,641
                                                                    ------------
                                                                       7,810,792
                                                                    ------------

        TECHNOLOGY--0.0%
  1,560 Aperian, Inc. (b)(c).....................................          1,024
                                                                    ------------

        TOBACCO--0.2%
  1,867 Schweitzer Mauduit International, Inc. ..................         35,753

                See accompanying notes to financial statements.

                                    MSF-120

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        TOBACCO--(CONTINUED)
  4,518 Universal Corp. .........................................   $    158,130
  1,602 Vector Group, Ltd. (c)...................................         25,332
                                                                    ------------
                                                                         219,215
                                                                    ------------

        TRUCKING & FREIGHT FORWARDING--0.4%
  4,354 Airborne, Inc. (b).......................................         42,451
  2,302 Atlas Air, Inc. (b)......................................         75,103
  7,117 CNF Transportation, Inc..................................        240,644
  3,858 EGLl, Inc. (b)...........................................         91,748
  2,310 Forward Air Corp. (b)....................................         86,625
  2,477 Fritz Companies, Inc. (b)................................         15,094
                                                                    ------------
                                                                         551,665
                                                                    ------------

        UTILITIES--0.1%
  2,302 California Water Service Group...........................         62,154
  2,439 UGI Corp.................................................         61,737
                                                                    ------------
                                                                         123,891
                                                                    ------------
        Total Common Stocks
         (Identified Cost $123,763,502)..........................    119,853,918
                                                                    ------------

SHORT TERM INVESTMENT--5.0%

    FACE                                                               VALUE
   AMOUNT                                                            (NOTE !A)
            DISCOUNT NOTE--5.0%
 $6,325,000 Federal Home Loan Mortgage
             5.270%, 01/02/01....................................   $  6,324,074
                                                                    ------------
            Total Short Term Investment
             (Identified Cost $6,324,074)........................      6,324,074
                                                                    ------------
            Total Investment--100.3%
             (Identified Cost $130,087,576) (a)..................    126,177,992
            Other assets less liabilities........................      (440,052)
                                                                    ------------
            TOTAL NET ASSETS--100%...............................   $125,737,940
                                                                    ============

OPEN FUTURES CONTRACTS

                                                     VALUATION
                                                       AS OF       UNREALIZED
                    NUMBER OF EXPERATION  CONTRACT  DECEMBER 31,  APPRECIATION
 PURCHASED          CONTRACTS    DATE      AMOUNT       2000     (DEPRECIATION)
Russell 2000 Index      22     3/31/01   $5,197,115  $5,376,800     $179,685
                                                                    ========

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized depreciation on investments based on cost of $131,254,614 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost..............  $ 23,034,283
   Aggregate gross unrealized depreciation for all investments in
    which there is an excess of tax cost over value..............   (28,110,905)
                                                                   ------------
   Net unrealized depreciation...................................  $ (5,076,622)
                                                                   ============

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $10,586,528 with collateral backing valued at $11,702,040.

                See accompanying notes to financial statements.

                                    MSF-121

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.................................             $126,177,992
 Cash.................................................                   62,945
 Receivable for:
 Securities sold......................................                  137,845
 Fund shares sold.....................................                  708,219
 Dividends and interest...............................                  136,150
 Collateral for securities loaned.....................               11,702,040
                                                                   ------------
  Total Assets........................................              138,925,191
                                                                   ------------
LIABILITIES
 Payable for:
 Securities purchased.................................  $1,314,374
 Withholding taxes....................................          27
 Futures variation margin.............................     106,965
 Return of collateral for securities loaned...........  11,702,040
 Accrued expenses:
 Management fees......................................      32,416
 Other expenses.......................................      31,429
                                                        ----------
  Total Liabilities...................................               13,187,251
                                                                   ------------
NET ASSETS............................................             $125,737,940
                                                                   ============
Net assets consist of:
 Capital paid in......................................             $130,878,752
 Accumulated net realized gains (losses)..............               (1,410,913)
 Unrealized appreciation (depreciation) on investments
  and futures contracts...............................               (3,729,899)
                                                                   ------------
NET ASSETS............................................             $125,737,940
                                                                   ============
Computation of offering price:
Net asset value and redemption price per share
 ($125,737,940 divided by 12,127,775 shares of
 beneficial interest).................................             $      10.37
                                                                   ============
Identified cost of investments........................             $130,087,576
                                                                   ============

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
 Dividends.....................................                $  1,622,773 (a)
 Interest......................................                     206,720 (b)
                                                               ------------
                                                                  1,829,493
                                                               ------------
EXPENSES
 Management fees...............................  $    317,375
 Directors' fees and expenses..................        11,208
 Custodian.....................................       336,736
 Audit and tax services........................         3,306
 Legal.........................................         2,080
 Printing......................................        26,445
 Insurance.....................................         2,306
 Miscellaneous.................................         1,109
                                                 ------------
  Total expenses before Reimbursement..........       700,565
 Expense reimbursement.........................        (7,110)      693,455
                                                 ------------  ------------
NET INVESTMENT INCOME..........................                   1,136,038
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net..............................    15,850,967
 Futrures transactions--net....................      (341,470)   15,509,497
                                                 ------------
Unrealized appreciation (depreciation) on:
 Investments--net..............................   (21,611,019)
 Futures transactions--net.....................       179,685   (21,431,334)
                                                 ------------  ------------
Net gain (loss)................................                  (5,921,837)
                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS....................................                $ (4,785,799)
                                                               ============

(a) Net of foreign taxes of $674.
(b) Income on securites loaned $71,679.

                See accompanying notes to financial statements.

                                    MSF-122

METROPOLITAN SERIES FUND, INC.
RUSSELL 2000 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS


                                                     YEAR ENDED    YEAR ENDED
                                                    DECEMBER 31,  DECEMBER 31,
                                                        2000          1999
                                                    ------------  ------------
FROM OPERATIONS
 Net investment income............................. $  1,136,038  $    723,409
 Net realized gain (loss)..........................   15,509,497     2,646,293
 Unrealized appreciation (depreciation)............  (21,431,334)   15,821,726
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS.   (4,785,799)   19,191,428
                                                    ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income.............................   (1,132,875)     (687,519)
 Net realized gain.................................  (16,678,812)   (2,575,445)
                                                    ------------  ------------
 TOTAL DISTRIBUTIONS...............................  (17,811,687)   (3,262,964)
                                                    ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares......................   38,833,788    56,514,161
 Reinvestment of distributions.....................   17,811,687     3,262,964
 Cost of shares redeemed...........................  (20,038,681)   (2,123,722)
                                                    ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS...............................   36,606,794    57,653,403
                                                    ------------  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS...........   14,009,308    73,581,867
NET ASSETS
 Beginning of the year.............................  111,728,632    38,146,765
                                                    ------------  ------------
 End of the year................................... $125,737,940  $111,728,632
                                                    ============  ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT
 INCOME
 End of the year................................... $          0  $     46,205
                                                    ============  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares....................    3,312,235     5,200,149
 Issued in reinvestment of distributions...........    1,674,937       276,389
 Redeemed..........................................   (1,780,748)     (176,995)
                                                    ------------  ------------
 Net change........................................    3,206,424     5,299,543
                                                    ============  ============

FINANCIAL HIGHLIGHTS

                                                  YEAR ENDED DECEMBER 31,
                                                 ----------------------------
                                                   2000      1999    1998 (A)
                                                 --------  --------  --------
Net asset value, beginning of year.............  $  12.52  $  10.53  $ 10.00
                                                 --------  --------  -------
Income from investment operations
 Net investment income.........................      0.11      0.08     0.02
 Net realized and unrealized gain (loss) on
  investments..................................     (0.55)     2.29     0.53
                                                 --------  --------  -------
 Total from investment operations..............     (0.44)     2.37     0.55
                                                 --------  --------  -------
Less distributions
 Distributions from net investment income......     (0.11)    (0.08)   (0.02)
 Distributions from net realized capital gains.     (1.60)    (0.30)    0.00
                                                 --------  --------  -------
 Total distributions...........................     (1.71)    (0.38)   (0.02)
                                                 --------  --------  -------
Net asset value, end of year...................  $  10.37  $  12.52  $ 10.53
                                                 ========  ========  =======
 TOTAL RETURN (%)..............................      (3.8)     22.7      5.5 (b)
Ratio of operating expenses to average net
 assets (%)....................................      0.55      0.45     0.40 (c)
Ratio of net investment income to average net
 assets (%)....................................      0.89      1.04     1.46 (c)
Portfolio turnover rate (%)....................        78        67        3 (c)
Net assets, end of year (000)..................  $125,738  $111,729  $38,147
The ratios of operating expenses to average net
 assets without giving effect to the voluntary
 expense agreement would have been (%).........      0.55      0.89     1.04 (c)

(a) For the period November 9, 1998 (commencement of operations) through December 31, 1998.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-123

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--95.1% OF TOTAL NET ASSETS

                                                                     VALUE (NOTE
 SHARES                                                                  1A)
        BANKS--1.9%
 12,600 Bank of New York Co., Inc.................................   $   695,362
                                                                     -----------

        COMMUNICATION SERVICES--6.0%
  9,200 Nextel Communications, Inc. (b)(c)........................       227,412
 11,000 Time Warner, Inc..........................................       574,640
 21,500 Viacom, Inc. (b)..........................................     1,005,125
 23,900 XO Communications, Inc. (c)...............................       426,466
                                                                     -----------
                                                                       2,233,643
                                                                     -----------

        COMMUNICATIONS--0.7%
 10,700 Echostar Communications, Inc. (b)(c)......................       243,759
                                                                     -----------

        COMPUTERS & BUSINESS EQUIPMENT--18.9%
  7,000 Brocade Communications Systems, Inc. (b)(c)...............       642,469
 53,800 Cisco Systems, Inc. (b)...................................     2,057,850
 19,700 EMC Corp. (b).............................................     1,310,050
  4,900 Juniper Networks, Inc. (c)................................       618,012
  6,200 Network Appliance, Inc....................................       397,962
 12,500 Nokia Corp. (ADR).........................................       543,750
 11,000 Qualcomm, Inc. (b)(c).....................................       903,719
    300 Redback Networks, Inc. ...................................        12,291
 17,400 Sun Microsystems, Inc. ...................................       484,481
                                                                     -----------
                                                                       6,970,584
                                                                     -----------

        CONGLOMERATES--12.5%
 60,100 General Electric Co.......................................     2,881,044
 31,000 Tyco International, Ltd...................................     1,720,500
                                                                     -----------
                                                                       4,601,544
                                                                     -----------

        DRUGS & HEALTH CARE--24.3%
 10,500 Amgen, Inc. (b)...........................................       671,672
  7,800 Applera Corp. ............................................       733,687
  2,300 Cardinal Health, Inc......................................       229,138
  8,300 Eli Lilly & Co............................................       772,419
 12,600 Genentech, Inc. (c).......................................     1,026,900
 10,800 Immunex Corp..............................................       439,088
 11,000 Medimmune, Inc............................................       524,906
 10,500 Medtronic, Inc............................................       633,937
  5,900 Merck & Co, Inc. .........................................       552,387
 45,000 Pfizer, Inc...............................................     2,070,000
 12,450 Pharmacia Corp............................................       759,450
  3,000 Schering-Plough Corp. ....................................       170,250
  6,300 UnitedHealth Group, Inc. .................................       386,663
                                                                     -----------
                                                                       8,970,497
                                                                     -----------

                                                                     VALUE (NOTE
 SHARES                                                                  1A)

        ELECTRONICS--6.1%
 10,900 Applied Micro Circuits Corp...............................       819,203
  6,100 Corning, Inc. ............................................       322,156
 19,300 Intel Corp. (c)...........................................       580,207
 11,400 Maxim Integrated Products, Inc. (b)(c)....................       544,706
                                                                     -----------
                                                                       2,266,272
                                                                     -----------
        FINANCIAL SERVICES--4.0%
  5,300 Capital One Financial Corp................................   $   348,806
 14,600 Charles Schwab Corp.......................................       414,275
  9,200 Morgan Stanley Dean Witter & Co...........................       729,100
                                                                     -----------
                                                                       1,492,181
                                                                     -----------

        FOOD & BEVERAGES--0.9%
  6,400 PepsiCo, Inc..............................................       317,200
                                                                     -----------

        INSURANCE--2.5%
  9,450 American International Group, Inc.........................       931,416
                                                                     -----------

        INTERNET--1.1%
 11,400 America Online, Inc. (b)..................................       396,720
                                                                     -----------

        RETAIL--1.1%
  7,700 Wal-Mart Stores, Inc......................................       409,063
                                                                     -----------

        SOFTWARE--13.2%
 12,750 BEA Systems, Inc. (b)(c)..................................       858,234
  3,000 Comverse Technology, Inc. (b)(c)..........................       325,969
 20,300 Microsoft Corp. (b).......................................       881,147
  7,200 Oracle Corp. (b)..........................................       209,250
 11,000 Siebel Systems, Inc. (b)..................................       743,531
  5,400 VeriSign, Inc. (b)(c).....................................       400,275
 11,625 Veritas Software Corp. (b)................................     1,017,551
  8,300 i2 Technologies, Inc. (b)(c)..............................       451,053
                                                                     -----------
                                                                       4,887,010
                                                                     -----------

        TELEPHONE--1.9%
 22,500 AT&T Corp.--(Liberty Media) (b)(c)........................       305,156
 19,700 Sprint Corp. (PCS Group) (b)(c)...........................       402,619
                                                                     -----------
                                                                         707,775
                                                                     -----------
        Total Common Stocks
         (Identified Cost $41,924,653)............................    35,123,026
                                                                     -----------

                See accompanying notes to financial statements.

                                    MSF-124

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH

INVESTMENTS AS OF DECEMBER 31, 2000

SHORT TERM INVESTMENT--6.7%



    FACE
   AMOUNT
            COMMERCIAL PAPER--6.7%
 $2,487,000 American General Finance Corp. 6.400%, 01/02/01..     2,486,558
                                                                -----------
            Total Short Term Investment (Identified Cost
             $2,486,558).....................................     2,486,558
                                                                -----------
            Total Investments--101.8%
             (Identified Cost $44,411,211) (a)...............    37,609,584
            Other assets less liabilities....................     (677,836)
                                                                -----------
            TOTAL NET ASSETS--100%...........................   $36,931,748
                                                                ===========

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized depreciation on investments based on cost of $45,314,351 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in
    which there is an excess of value over tax cost............... $   638,171
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (8,342,938)
                                                                   -----------
   Net unrealized depreciation.................................... $(7,704,767)
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $3,623,944 with collateral backing valued at 3,926,375.

Key to Abbreviations:
ADR--An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities significantly influenced by trading on exchanges not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-125

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000


ASSETS
 Investments at value..................................             $37,609,584
 Cash..................................................                     484
 Receivable for:
 Securities sold.......................................                 144,581
 Fund shares sold......................................                 452,401
 Dividends and interest................................                  10,441
 Collateral for securities loaned......................               3,926,375
                                                                    -----------
  Total Assets.........................................              42,143,866
                                                                    -----------
LIABILITIES
 Payable for:
 Securities purchased..................................  $1,247,601
 Return of collateral for securities loaned............   3,926,375
 Accrued expenses:
 Management fees.......................................      27,468
 Other expenses........................................      10,674
                                                         ----------
  Total Liabilities....................................               5,212,118
                                                                    -----------
NET ASSETS.............................................             $36,931,748
                                                                    ===========
Net assets consist of:
 Capital paid in.......................................             $46,917,366
 Accumulated net realized gains (losses)...............              (3,183,991)
 Unrealized appreciation (depreciation) on investments.              (6,801,627)
                                                                    -----------
NET ASSETS.............................................             $36,931,748
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($36,931,748 divided by 5,065,967 shares of beneficial
 interest).............................................             $      7.29
                                                                    -----------
Identified cost of investments.........................             $44,411,211
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 (B)

INVESTMENT INCOME
 Dividends..........................................           $     32,437 (a)
 Interest...........................................                 68,363 (b)
                                                               ------------
                                                                    100,800
                                                               ------------
EXPENSES
 Management fees.................................... $104,812
 Directors' fees and expenses.......................    8,554
 Custodian..........................................   59,224
 Audit and tax services.............................    1,642
 Legal..............................................    1,256
 Printing...........................................    5,057
 Insurance..........................................      659
 Miscellaneous......................................      500
                                                     --------
 Total expenses before reimbursement................  181,704
 Expense reimbursement..............................  (50,282)      131,422
                                                     --------  ------------
NET INVESTMENT INCOME (LOSS)........................                (30,622)
                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net...................................             (3,183,991)
Unrealized appreciation (depreciation) on:
 Investments--net...................................             (6,801,627)
                                                               ------------
Net gain (loss).....................................             (9,985,618)
                                                               ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS.........................................           $(10,016,240)
                                                               ============

(a) Net of foreign taxes of $51.
(b) Income on securities loaned $40.
(c) For the period May 1, 2000 (commencement of operations) through December 31, 2000.

                See accompanying notes to financial statements.

                                    MSF-126

METROPOLITAN SERIES FUND, INC.
PUTNAM LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                    2000 (A)
                                                                  ------------
FROM OPERATIONS
 Net investment income (loss).................................... $    (30,622)
 Net realized gain (loss)........................................   (3,183,991)
 Unrealized appreciation (depreciation)..........................   (6,801,627)
                                                                  ------------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...............  (10,016,240)
                                                                  ------------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares....................................   48,463,032
 Cost of shares redeemed.........................................   (1,515,044)
                                                                  ------------
 Increase (decrease) in net assets from capital share
  transactions...................................................   46,947,988
                                                                  ------------
 TOTAL INCREASE (DECREASE) IN NET ASSETS.........................   36,931,748
NET ASSETS:
 Beginning of the year...........................................            0
                                                                  ------------
 End of the year................................................. $ 36,931,748
                                                                  ============
 NET INVESTMENT INCOME (LOSS)
 End of the year................................................. $          0
                                                                  ============
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares..................................    5,263,177
 Redeemed........................................................     (197,210)
                                                                  ------------
 Net change......................................................    5,065,967
                                                                  ============

FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                                  DECEMBER 31,
                                                                    2000 (A)
                                                                  ------------
Net asset value, beginning of year..............................    $ 10.00
                                                                    -------
Income from investment operations:
 Net investment income (loss)...................................      (0.01)
 Net realized and unrealized gain (loss) on investments.........      (2.70)
                                                                    -------
 Total from investment operations...............................      (2.71)
                                                                    -------
Net asset value, end of year....................................    $  7.29
                                                                    =======
 TOTAL RETURN (%)...............................................      (27.0) (b)
Ratio of operating expenses to average net assets (%)...........       1.00 (c)
Ratio of net investment income (loss) to average net assets (%).      (0.23) (c)
Portfolio turnover rate (%).....................................         70 (c)
Net assets, end of year (000)...................................    $36,932
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have
 been (%).......................................................       1.39 (c)

(a) For the period May 1, 2000 (commencement of operations) through December 31, 2000.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-127

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--86.8% OF TOTAL NET ASSETS

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

        AEROSPACE & DEFENSE--3.7%
 16,000 Alliant Techsystems, Inc. (b).............................   $ 1,068,000
 10,000 BE Aerospace, Inc. .......................................       160,938
 19,000 Doncasters Plc. (ADR).....................................       380,000
 30,000 Ladish, Inc. .............................................       323,437
  3,000 Primex Technologies, Inc. ................................        95,719
                                                                     -----------
                                                                       2,028,094
                                                                     -----------

        AIR TRAVEL--1.4%
 10,000 Airnet Systems, Inc. (c)..................................        38,125
 27,300 America West Holding Corp. (Class B) (b)..................       349,781
 52,000 Mesa Air Group, Inc. (b)..................................       363,188
                                                                     -----------
                                                                         751,094
                                                                     -----------

        APPAREL & TEXTILES--0.1%
  2,500 Oshkosh B Gosh, Inc. (b)..................................        46,094
                                                                     -----------

        AUTO PARTS--6.7%
 35,000 American Axle & Manufacturing Holdings,
         Inc. (b).................................................       277,813
 45,000 Borg Warner Automotive, Inc. (b)..........................     1,800,000
  9,300 Dura Automotive Systems, Inc. (b).........................        48,534
 31,000 Hawk Corp. ...............................................       168,563
 55,000 Lear Corp. (b)............................................     1,364,687
                                                                     -----------
                                                                       3,659,597
                                                                     -----------

        AUTOMOBILES--1.2%
 20,000 Dollar Thrifty Automotive Group (b).......................       375,000
 11,100 Navistar International Corp. (b)..........................       290,681
                                                                     -----------
                                                                         665,681
                                                                     -----------

        BANKS--1.6%
  2,200 Astoria Financial Corp. (c)...............................       119,556
 40,700 PBOC Holdings, Inc. ......................................       388,558
  1,500 Richmond County Financial Corp. ..........................        39,141
 14,700 Staten Islands Bancorp, Inc. (b)..........................       314,212
                                                                     -----------
                                                                         861,467
                                                                     -----------

        BUILDING & CONSTRUCTION--1.4%
 40,000 Elcor Chemical Corp. .....................................       675,000
  4,000 Nortek, Inc. (b)..........................................        94,750
                                                                     -----------
                                                                         769,750
                                                                     -----------

        BUSINESS SERVICES--2.0%
  2,500 Dun & Bradstreet Corp. (b)................................        64,687
  2,100 Getty Images, Inc. (c)....................................        67,069
 16,000 NCO Group, Inc. (b).......................................       486,500
 30,000 Steelcase, Inc. ..........................................       416,250
  2,000 Watson Wyatt & Co. Holdings...............................        47,000
                                                                     -----------
                                                                       1,081,506
                                                                     -----------

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

         CHEMICALS--4.7%
   7,000 American Pacific Corp. .................................    $  38,938
  10,000 Cabot Microelectronics Corp. (b)........................      520,313
   6,000 Cambrex Corp. (b).......................................      271,500
 113,500 Methanex Corp. (c)......................................      734,203
  25,000 Minerals Technologies, Inc. ............................      854,687
  11,600 PolyOne Corp. ..........................................       68,150
   4,000 Stepan Co. .............................................       94,750
                                                                     ---------
                                                                     2,582,541
                                                                     ---------

         COMMUNICATION SERVICES--2.4%
  35,000 A.H. Belo Corp. ........................................      560,000
   1,100 Entravision Common Corp. ...............................       20,213
  25,000 Hollinger International, Inc. ..........................      396,875
  12,200 Interep National Radio Sales, Inc. .....................       43,081
  15,000 Westwood One, Inc. (b)..................................      289,687
                                                                     ---------
                                                                     1,309,856
                                                                     ---------

         COMMUNICATIONS--1.7%
   1,100 Core Laboratories NV....................................       30,044
  20,000 Newpark Resources, Inc. (b)(c)..........................      191,250
  35,000 WH Energy Services, Inc. ...............................      689,062
                                                                     ---------
                                                                       910,356
                                                                     ---------

         COMPUTERS & BUSINESS EQUIPMENT--1.2%
     400 Axcelis Technologies, Inc. .............................        3,556
   5,000 Exabyte Corp. ..........................................       17,891
   3,000 Hutchinson Technology, Inc. (b).........................       41,062
  24,200 Kulicke & Soffa Industries, Inc. (b)....................      271,494
   2,800 MCK Communications, Inc. (b)............................       23,712
  20,000 On Semiconductor Corp. .................................      104,375
   2,400 Simple Technology, Inc. ................................        9,225
   5,000 Spectrasite Holdings, Inc. .............................       66,094
  22,300 Tvia, Inc. .............................................       88,503
   1,500 UTStarcom, Inc. ........................................       23,297
                                                                     ---------
                                                                       649,209
                                                                     ---------

         CONGLOMERATES--0.2%
   4,500 Gentek, Inc. ...........................................       74,250
   2,800 Nova Measuring Instruments, Ltd. .......................       19,338
                                                                     ---------
                                                                        93,588
                                                                     ---------

         CONTAINERS & GLASS--0.3%
  10,000 Packaging Corp of America (b)...........................      161,250
                                                                     ---------

         DOMESTIC OIL--10.9%
   5,000 Barrett Resources Corp. (b)(c)..........................      284,062
  27,000 Basin Exploration, Inc. (b).............................      691,031
  35,000 Cabot Oil & Gas Corp. (b)...............................    1,091,562
 190,900 Canadian 88 Energy Corp. ...............................      515,430

                See accompanying notes to financial statements.

                                    MSF-128

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        DOMESTIC OIL--(CONTINUED)
 24,000 Chieftain International, Inc. ...........................    $ 663,000
 12,000 Cross Timbers Oil Co. (b)................................      333,000
 20,000 HS Resources, Inc. (b)(c)................................      847,500
 70,000 Ocean Energy, Inc. (b)...................................    1,216,250
    500 Plains Resources, Inc. (b)...............................       10,563
 10,000 Williams Clayton Energy, Inc. (b)........................      271,563
                                                                     ---------
                                                                     5,923,961
                                                                     ---------

        DRUGS & HEALTH CARE--3.3%
 14,600 Aradigm Corp. (b)........................................      216,719
  8,000 Arthrocare Corp. (b)(c)..................................      156,250
 30,000 Aspect Medical Systems, Inc. ............................      259,219
 25,000 Coherent, Inc. (b).......................................      813,281
  3,100 Dynacare, Inc. (c).......................................       33,422
 25,000 Sangstat Medical Corp. (b)...............................      295,312
                                                                     ---------
                                                                     1,774,203
                                                                     ---------

        ELECTRICAL EQUIPMENT--2.0%
 40,200 BEI Technologies, Inc. ..................................      469,837
  2,600 Benchmark Electronics, Inc. (b)..........................       58,663
 10,000 Penn Engineering & Manufacturing
         Corp. (c)...............................................      352,500
 12,000 Thomas & Betts Corp. ....................................      194,250
                                                                     ---------
                                                                     1,075,250
                                                                     ---------

        ELECTRONICS--0.6%
 20,000 ACT Manufacturing, Inc. (b)(c)...........................      314,375
  1,500 Teledyne Technologies, Inc. (b)..........................       35,438
                                                                     ---------
                                                                       349,813
                                                                     ---------

        FINANCE & BANKING--0.4%
  8,000 Dime Bancorp, Inc. ......................................      236,500
                                                                     ---------

        FINANCIAL SERVICES--1.3%
    200 Investment Technology Group, Inc. (b)....................        8,350
  5,000 Moody's Corp. ...........................................      128,437
 30,000 Pennaco Energy, Inc. (b).................................      588,750
                                                                     ---------
                                                                       725,537
                                                                     ---------
        FOOD & BEVERAGES--1.0%
  6,000 Corn Products International, Inc. .......................      174,375
 12,100 Del Monte Foods Co. (b)..................................       87,725
  5,000 Keebler Foods Co. .......................................      207,188
 60,000 Zapata Corp. ............................................       93,750
                                                                     ---------
                                                                       563,038
                                                                     ---------

        GAS & PIPELINE UTILITIES--1.3%
 17,000 Western Gas Resources, Inc. .............................      572,687
  5,000 Western Resources, Inc. .................................      124,063
                                                                     ---------
                                                                       696,750
                                                                     ---------

                                                                        VALUE
 SHARES                                                               (NOTE 1A)

         HOTELS & RESTAURANTS--14.4%
  43,000 Anchor Gaming (b).........................................   $1,681,031
  70,000 Argosy Gaming Corp. (b)...................................    1,343,125
  60,000 Harrah's Entertainment, Inc. (b)..........................    1,582,500
  20,000 International Game Technology (b).........................      960,000
 102,300 Mandalay Resort Group (b).................................    2,244,206
                                                                      ----------
                                                                       7,810,862
                                                                      ----------

         HOUSEHOLD APPLIANCES & HOME FURNISHINGS--0.6%
  15,000 Furniture Brands International, Inc. (b)..................      315,938
                                                                      ----------

         INDUSTRIAL MACHINERY--2.4%
  50,000 ABC-NACO, Inc. ...........................................      290,625
   2,600 CTB International Corp. ..................................       20,759
   7,600 Chase Industries, Inc. ...................................       79,325
   4,100 Cummins Engine, Inc. .....................................      155,544
   5,000 Denison International Plc. (ADR)..........................       75,156
  16,900 JLD Industries, Inc. .....................................      179,563
   2,700 Manitowoc, Inc. (c).......................................       78,300
  10,000 NS Group, Inc. (b)........................................       94,500
  20,000 Osmonics, Inc. ...........................................      137,500
  51,200 Titan International, Inc. ................................      217,600
                                                                      ----------
                                                                       1,328,872
                                                                      ----------

         INSURANCE--4.6%
  35,000 Ace, Ltd. ................................................    1,485,312
   2,300 American Physicians Capital, Inc. ........................       38,166
   7,000 Everest Reinsurance Group, Ltd. ..........................      501,375
   4,300 Partnerre, Ltd. ..........................................      262,300
   2,900 Renaissancere Holdings....................................      227,106
                                                                      ----------
                                                                       2,514,259
                                                                      ----------

         LEISURE--2.9%
  20,000 Championship Auto Racing Team (b).........................      420,000
   4,000 Six Flags, Inc. (b).......................................       68,750
  45,000 Steinway Musical Instructions, Inc. ......................      807,187
  16,300 World Wrestling Federation Entertainment,
          Inc. (b)(c)..............................................      260,800
                                                                      ----------
                                                                       1,556,737
                                                                      ----------

         MINING--0.3%
   8,000 Lindberg Corp. ...........................................      143,750
                                                                      ----------

         RADIO--0.5%
  12,700 Cox Radio, Inc. ..........................................      286,544
                                                                      ----------

         RAILROADS & EQUIPMENT--2.5%
   1,500 Genesee & Wyoming, Inc. ..................................       40,969
 110,000 Wabtec (b)................................................    1,292,500
                                                                      ----------
                                                                       1,333,469
                                                                      ----------


                See accompanying notes to financial statements.

                                    MSF-129

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                       VALUE
 SHARES                                                              (NOTE 1A)

        RETAIL--4.1%
 10,000 Abercrombie & Fitch Co. (b)..............................   $  200,000
 45,000 Agrium, Inc. ............................................      658,125
 15,000 Ann Taylor Stores Corp. (b)..............................      374,062
 20,000 Consolidated Stores Corp. (b)............................      212,500
 10,000 Michaels Stores, Inc. (b)................................      264,687
 20,000 Ross Stores, Inc. .......................................      338,125
 25,000 Whitehall Jewellers, Inc. (b)............................      176,563
                                                                    ----------
                                                                     2,224,062
                                                                    ----------

        SHIPBUILDING--0.7%
 60,000 Omi Corp. ...............................................      386,250
                                                                    ----------

        SOFTWARE--4.4%
 60,000 Bell & Howell Co. (b)....................................      990,000
  8,000 Eletronics For Imaging, Inc. ............................      111,750
 30,000 Entergris, Inc. .........................................      228,750
 10,300 Fair Issac & Co., Inc. (c)...............................      525,300
    700 Genomica Corp. (c).......................................        3,774
 23,500 Micros Systems, Inc. (b).................................      431,078
    100 Talarian Corp. ..........................................          359
 10,400 Versicor, Inc. ..........................................       87,100
                                                                    ----------
                                                                     2,378,111
                                                                    ----------
        Total Common Stocks
         (Identified Cost $41,302,847)...........................   47,193,989
                                                                    ----------

SHORT TERM INVESTMENTS--14.5%

    FACE                                                             VALUE (NOTE
   AMOUNT                                                                1A)
            COMMERCIAL PAPER--14.5%
 $  653,000 American Express Credit Corp.
             6.500%, 01/10/01.....................................   $   653,000
    986,000 Associates Corp. North America
             6.000%, 01/02/01.....................................       986,000
    892,000 Citicorp 6.540%, 01/02/01.............................       892,000
  2,000,000 Ford Motor Credit Corp.
             6.610%, 01/05/01.....................................     2,000,000
  1,790,000 Goldman Sachs Group L.P.
             6.620%, 01/10/01.....................................     1,787,047
  1,556,000 Household Finance Corp.
             6.580%, 01/03/01.....................................     1,556,000
                                                                     -----------
            Total Short Term Investments
             (Identified Cost $7,874,047).........................     7,874,047
                                                                     -----------
            Total Investments--101.3%
             (Identified Cost $49,176,894) (a)....................    55,068,036
            Other assets less liabilities.........................     (689,311)
                                                                     -----------
            TOTAL NET ASSETS--100%................................   $54,378,725
                                                                     ===========

(a) Federal Tax Information:
  At December 31, 2000 the net unrealized appreciation on investments based on cost of $49,176,894 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 7,100,927
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (1,209,785)
                                                                   -----------
   Net unrealized appreciation.................................... $ 5,891,142
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $913,237 with collateral backing valued at $955,172.

Key to Abbreviations:
ADR-- An American Depositary Receipt (ADR) is a certificate issued by a Custodian Bank representing the right to receive securities of the is significantly influenced by trading on exchanges not located in the not located in the United States or Canada.

                See accompanying notes to financial statements.

                                    MSF-130

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value.....................................           $55,068,036
 Receivable for:
 Securities sold..........................................                65,287
 Fund shares sold.........................................                54,314
 Dividends and interest...................................                41,448
 Collateral for securities loaned.........................               955,172
                                                                     -----------
  Total Assets                                                        56,184,257
                                                                     -----------
LIABILITIES
 Payable for:
 Securities purchased.....................................  $444,690
 Due to custodian bank....................................   354,551
 Withholding taxes........................................       370
 Return of collateral for securities loaned...............   955,172
 Accrued expenses:
 Management fees..........................................    39,955
 Other expenses...........................................    10,794
                                                            --------
  Total Liabilities.......................................             1,805,532
                                                                     -----------
NET ASSETS................................................           $54,378,725
                                                                     ===========
Net assets consist of:
 Capital paid in..........................................           $48,257,135
 Accumulated net realized gains (losses)..................               230,448
 Unrealized appreciation (depreciation) on investments....             5,891,142
                                                                     -----------
NET ASSETS................................................           $54,378,725
                                                                     ===========
Computation of offering price:
Net asset value and redemption price per share
 ($54,378,725 divided by 4,444,411 shares of beneficial
 interest)................................................           $     12.24
                                                                     ===========
Identified cost of investments............................           $49,176,894
                                                                     ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 (B)

INVESTMENT INCOME
 Dividends...........................................            $   58,965 (a)
 Interest............................................               202,999 (c)
                                                                 ----------
                                                                    261,964
                                                                 ----------
EXPENSES
 Management fees.....................................  $102,277
 Directors' fees and expenses........................     7,359
 Custodian...........................................    44,758
 Audit and tax services..............................     1,941
 Legal...............................................       940
 Printing............................................     3,532
 Miscellaneous.......................................       294
                                                       --------
 Total expenses before reimbursement.................   161,101
 Expense reimbursement...............................   (34,401)    126,700
                                                       --------  ----------
NET INVESTMENT INCOME................................               135,264
                                                                 ----------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net....................................   454,758
 Foreign currency transactions--net..................       (54)    454,704
                                                       --------
Unrealized appreciation (depreciation) on:
Investments--net.....................................             5,891,142
                                                                 ----------
Net gain (loss)......................................             6,345,846
                                                                 ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..........................................            $6,481,110
                                                                 ==========

(a) Net of foreign taxes of $371.
(b) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(c) Income on securities loaned $231.

                See accompanying notes to financial statements.

                                    MSF-131

METROPOLITAN SERIES FUND, INC.
STATE STREET RESEARCH AURORA SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                     2000 (A)
                                                                   ------------
FROM OPERATIONS
 Net investment income............................................ $   135,264
 Net realized gain (loss).........................................     454,704
 Unrealized appreciation (depreciation)...........................   5,891,142
                                                                   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS................   6,481,110
                                                                   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income............................................    (135,916)
 Net realized gain................................................    (223,604)
                                                                   -----------
 TOTAL DISTRIBUTIONS..............................................    (359,520)
                                                                   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares.....................................  50,079,216
 Reinvestment of distributions....................................     359,520
 Cost of shares redeemed..........................................  (2,181,601)
                                                                   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS....................................................  48,257,135
                                                                   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........................  54,378,725
NET ASSETS
 Beginning of the year............................................           0
                                                                   -----------
 End of the year.................................................. $54,378,725
                                                                   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.................................................. $         0
                                                                   ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares...................................   4,619,904
 Issued in reinvestment of distributions..........................      29,325
 Redeemed.........................................................    (204,818)
                                                                   -----------
 Net change.......................................................   4,444,411
                                                                   ===========

FINANCIAL HIGHLIGHTS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                     2000 (A)
                                                                   ------------
Net asset value, beginning of year...............................    $ 10.00
                                                                     -------
Income from investment operations
 Net investment income...........................................       0.03
 Net realized and unrealized gain (loss) on investments..........       2.29
                                                                     -------
 Total from investment operations................................       2.32
                                                                     -------
Less distributions
 Distributions from net investment income........................      (0.03)
 Distributions from net realized capital gains...................      (0.05)
                                                                     -------
 Total distributions.............................................      (0.08)
                                                                     -------
Net asset value, end of year.....................................    $ 12.24
                                                                     =======
 TOTAL RETURN (%)................................................       23.2 (c)
Ratio of operating expenses to average net assets (%)............       1.05 (c)
Ratio of net investment income to average net assets (%).........       1.12 (c)
Portfolio turnover rate (%)......................................         24 (c)
Net assets, end of year (000)....................................    $54,379
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have been
 (%).............................................................       1.34 (c)

(a) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                See accompanying notes to financial statements.

                                    MSF-132

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--97.6% OF TOTAL NET ASSETS

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            AEROSPACE & DEFENSE--0.9%
      3,036 Litton Industries, Inc. ..............................   $   238,895
      2,368 Newport News Shipbuilding, Inc. (b)...................       123,136
      3,399 Precision Castparts Corp. ............................       142,971
        702 Sequa Corp. (b).......................................        25,535
                                                                     -----------
                                                                         530,537
                                                                     -----------

            AIR TRAVEL--0.1%
      1,882 Alaska Air Group, Inc. (b)............................        55,989
                                                                     -----------

            APPAREL & TEXTILES--0.5%
      8,073 Jones Apparel Group, Inc. ............................       259,850
      3,593 Unifi, Inc. (b).......................................        32,112
                                                                     -----------
                                                                         291,962
                                                                     -----------

            AUTO PARTS--0.7%
      4,345 Arvinmeritor, Inc. ...................................        49,424
      1,372 Bandag, Inc. (b)......................................        55,652
      1,718 Borg Warner Automotive, Inc. (b)......................        68,720
      3,151 Federal Signal Corp. .................................        61,838
      4,306 Lear Corp. (b)........................................       106,843
      1,849 Modine Manufacturing Co. .............................        38,425
      1,823 Superior Industries International, Inc. ..............        57,538
                                                                     -----------
                                                                         438,440
                                                                     -----------

            BANKS--8.4%
      4,478 Associated Banc Corp. ................................       135,599
      3,419 Astoria Financial Corp. (c)...........................       185,801
      9,632 Banknorth Group Inc. .................................       191,436
      3,297 City National Corp. ..................................       127,965
      8,113 Compass Bancshares, Inc. .............................       193,444
      8,674 First Tennessee National Corp. .......................       251,004
      3,140 First Virginia Banks, Inc. ...........................       150,720
      5,986 Firstmerit Corp. .....................................       159,938
      2,641 Greater Bay Bancorp (b)...............................       108,198
      6,819 Greenpoint Financial Corp. ...........................       279,153
     10,277 Hibernia Corp. .......................................       131,032
      2,006 Investors Financial Services Corp. ...................       172,453
      6,230 M&T Bank Corp. .......................................       423,640
      6,977 Marshall & Ilsley Corp. ..............................       354,641
      4,714 Mercantile Bankshares Corp. ..........................       203,144
     13,802 National Commerce Bancorp.............................       342,031
     10,979 North Fork Bancorporation, Inc. ......................       269,672
      5,348 Pacific Century Financial Corp. ......................        94,593
      3,229 Provident Financial Group, Inc. ......................       120,987
      4,233 Roslyn Bancorp, Inc. (b)..............................       115,482
      3,291 Silicon Valley Bancshares (b).........................       113,642
     14,567 Sovereign Bancorp, Inc. ..............................       117,902
      5,368 TCF Financial Corp. ..................................       239,211
      3,280 Webster Financial Corp. (b)...........................        92,763

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            BANKS--(CONTINUED)
      2,509 Westamerica Bancorporation (b)(c).....................   $   107,965
      2,218 Wilmington Trust Corp. ...............................       137,655
      5,835 Zions Bancorp.........................................       364,140
                                                                     -----------
                                                                       5,184,211
                                                                     -----------

            BIOTECHNOLOGY--1.4%
      4,010 Edwards Lifesciences Corp. (b)........................        71,178
      6,364 Genzyme Corp. (b).....................................       572,163
      2,929 Protein Design Laboratories, Inc. ....................       251,619
                                                                     -----------
                                                                         894,960
                                                                     -----------

            BROADCASTING--0.3%
      7,278 Hispanic Broadcasting Corp. (b).......................       185,589
                                                                     -----------

            BUILDING & CONSTRUCTION--0.6%
      4,678 American Standard Companies, Inc. (b).................       230,684
      2,737 USG Corp. (c).........................................        61,582
      2,503 York International Corp. .............................        76,811
                                                                     -----------
                                                                         369,077
                                                                     -----------

            BUSINESS SERVICES--7.6%
      3,989 AC Nielson Corp. (b)..................................       144,601
      5,061 Apollo Group, Inc. (c)................................       248,938
      1,609 Banta Corp. ..........................................        40,901
      3,522 CSG Systems International, Inc. (b)...................       164,764
      5,133 Checkfree Corp. (b)(c)................................       218,313
      2,712 ChoicePoint, Inc. (b).................................       177,805
     11,381 Cintas Corp. (c)......................................       605,683
     14,483 Concord EFS, Inc. (b).................................       636,347
      4,709 Devry, Inc. (b)(c)....................................       177,765
      5,525 Dun & Bradstreet Corp. (b)............................       142,959
      8,277 Fiserv, Inc. (b)......................................       392,899
      5,819 Galileo International, Inc. ..........................       116,380
      4,140 HON Industries, Inc. .................................       105,570
      2,328 Kelly Services, Inc. .................................        55,436
      2,457 Korn/Ferry International (b)(c).......................        52,211
      5,087 Manpower, Inc. .......................................       193,306
      5,176 Miller Herman, Inc. ..................................       148,648
      6,090 Modis Professional Services, Inc. (b).................        25,121
        323 NCH Corp. ............................................        12,274
      1,820 NCO Group, Inc. (b)...................................        55,339
      4,380 Nova Corp. (b)........................................        87,326
      3,386 Ogden Corp. (b).......................................        52,060
      3,553 Pittston Brinks Group ................................        70,616
      5,234 Reynolds & Reynolds Co. ..............................       105,989
      2,099 Rollins, Inc. ........................................        42,111
      3,865 Sotheby's Holdings, Inc. (b)(c).......................        89,620
      2,353 Sylvan Learning Systems, Inc. (b).....................        34,633
      3,835 The Bisys Group, Inc. (b).............................       201,098
      3,592 Valassis Communications, Inc. (b).....................       113,372

                See accompanying notes to financial statements.

                                    MSF-133

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            BUSINESS SERVICES--(CONTINUED)
      6,132 Viad Corp. ...........................................   $   141,036
      2,755 Wallace Computer Series, Inc. ........................        46,835
                                                                     -----------
                                                                       4,699,956
                                                                     -----------

            CHEMICALS--2.1%
      1,863 A Schulman, Inc. .....................................        21,483
      4,186 Airgas, Inc. (b)......................................        28,517
      3,159 Albemarle Corp. (b)...................................        78,185
      4,388 Cabot Corp. (c).......................................       115,733
      1,570 Cabot Microelectronics Corp. (b)......................        81,689
      7,195 Crompton Corp. .......................................        75,547
      2,696 Cytec Industries, Inc. (b)............................       107,671
      2,399 Ferro Corp. ..........................................        55,177
        912 H.B. Fuller Co. (b)...................................        36,081
      7,698 IMC Global, Inc. .....................................       119,800
      3,464 Lubrizol Corp. (b)....................................        89,198
      7,909 Lyondell Chemical Co. ................................       121,107
      1,302 Minerals Technologies, Inc. ..........................        44,512
      3,108 Olin Corp. ...........................................        68,765
      6,645 RPM, Inc. ............................................        56,898
      6,727 Solutia, Inc. ........................................        80,724
      2,809 Valspar Corp. (c).....................................        90,394
                                                                     -----------
                                                                       1,271,481
                                                                     -----------

            COMMUNICATION SERVICES--5.2%
      7,639 A.H. Belo Corp. ......................................       122,224
     14,436 Broadwing, Inc. (b)...................................       329,321
      3,749 Catalina Marketing Corp. (b)(c).......................       145,977
      2,351 Chris Craft Industries, Inc. (b)......................       156,341
      3,085 Emmis Communications Corp. (b)(c).....................        88,308
      4,418 Harte Hanks, Inc. ....................................       104,651
      2,014 Houghton Mifflin Co. .................................        93,399
      2,888 Lee Enterprises, Inc..................................        86,099
      3,328 Macrovision Corp. (b).................................       246,376
      1,531 Media General, Inc....................................        55,728
      3,608 Price Communications Corp. (b)(c).....................        60,660
      1,211 Scholastic Corp. (b)..................................       107,249
      3,942 Telephone & Data Systems, Inc. .......................       354,780
      3,421 True North Communications.............................       145,393
     13,867 Univision Communications Inc. (b).....................       567,680
        634 Washington Post Co. (Class B).........................       391,099
      7,325 Westwood One, Inc. (b)................................       141,464
                                                                     -----------
                                                                       3,196,749
                                                                     -----------

            COMMUNICATIONS--3.4%
      3,635 Cooper Cameron Corp. (b)..............................       240,137
      2,884 Dycom Industries, Inc. (b)............................       103,644
      9,242 Ensco International, Inc. ............................       314,806
      1,933 Granite Construction, Inc. ...........................        55,936
      7,100 Grant Pride, Inc. (b).................................       155,756

                                                                      VALUE
   SHARES                                                           (NOTE 1A)

            COMMUNICATIONS--(CONTINUED)
      3,303 Helmerich And Payne, Inc. ..........................   $   144,919
      1,847 Jacobs Engineering Group, Inc. (b)..................        85,309
      3,830 Quanta Services, Inc. (b)(c)........................       123,278
      3,374 Smith International, Inc. (b).......................       251,574
      3,747 Tidewater, Inc. ....................................       166,273
      6,365 Varco International Inc. (b)........................       138,439
      7,385 Weatherford International, Inc. (b).................       348,941
                                                                   -----------
                                                                     2,129,012
                                                                   -----------

            COMPUTERS & BUSINESS EQUIPMENT--6.5%
     22,987 3Com Corp. (b)......................................       196,108
      2,481 Adtran, Inc. (b)....................................        52,799
      5,520 Advanced Fibre Communications (b)...................        99,878
      2,443 Antec Corp. (c).....................................        19,353
     30,990 Atmel Corp. (b).....................................       361,227
      5,281 Cirrus Logic, Inc. (b)..............................        99,184
      3,525 Commscope, Inc. ....................................        58,383
      3,638 Credence Systems Corp. (b)..........................        84,470
      8,817 Cypress Semiconductor Corp. (b).....................       173,585
      1,903 DSP Group, Inc. (b).................................        40,022
      4,123 Dallas Semiconductor Corp. .........................       105,652
      2,656 Infocus Corp. (b)(c)................................        38,844
      7,122 Integrated Device Technology (b)....................       234,803
      4,178 International Rectifier Corp. (b)...................       125,340
      2,243 L-3 Communications Holdings, Inc. ..................       172,711
      8,166 Lam Research Corp. (b)(c)...........................       118,917
      7,201 Lattice Semiconductor Corp. (b)(c)..................       132,093
      3,137 Mastec, Inc. (b)....................................        62,740
      5,764 Micrel, Inc. (b)....................................       193,995
      7,912 Microchip Technology, Inc. (b)......................       173,817
      2,575 Mips Technologies, Inc. (Class B) (b)...............        65,019
      3,284 Plantronics, Inc. (b)...............................       154,348
      5,059 Polycom, Inc. (b)...................................       163,627
      4,289 Powerwave Technologies, Inc. (b)....................       250,370
      9,738 Quantum Corp. (b)...................................       129,637
      4,501 Sandisk Corp. (b)...................................       125,043
      4,470 Semtech Corp. (b)(c)................................        98,340
      6,414 Storage Technology Corp. (b)........................        57,726
      5,606 Transwitch Corp. (b)................................       219,510
      5,336 TriQuint Semiconductor, Inc. (b)....................       233,283
                                                                   -----------
                                                                     4,040,824
                                                                   -----------

            CONSTRUCTION MATERIALS--0.6%
      2,014 Carlisle Companies, Inc. ...........................        86,476
      4,003 Hanover Compressor Co. (b)(c).......................       178,384
      3,190 Martin Marietta Materials, Inc. ....................       134,937
                                                                   -----------
                                                                       399,797
                                                                   -----------


                See accompanying notes to financial statements.

                                    MSF-134

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            CONTAINERS & GLASS--0.3%
      3,465 Longview Fibre Co. (b)................................   $    46,778
      6,548 Sonoco Products Co. ..................................       141,600
                                                                     -----------
                                                                         188,378
                                                                     -----------

            COSMETICS & TOILETRIES--0.2%
      3,141 Carter Wallace, Inc. .................................       104,831
      4,634 Perrigo Co. (b).......................................        38,303
                                                                     -----------
                                                                         143,134
                                                                     -----------

            DOMESTIC OIL--1.8%
      3,031 Murphy Oil Corp. .....................................       183,186
      5,383 National-Oilwell, Inc. (b)(c).........................       208,255
      3,783 Noble Affiliates, Inc. (c)............................       174,018
     11,234 Ocean Energy, Inc. (b)................................       195,191
      4,961 Pennzoil Quaker State Co. ............................        63,873
      6,809 Pioneer Natural Resources Co. (b).....................       134,052
      4,043 Valero Energy Corp. ..................................       150,349
                                                                     -----------
                                                                       1,108,924
                                                                     -----------

            DRUGS & HEALTH CARE--11.9%
      3,512 Amerisource Health Corp. (b)..........................       177,356
      7,054 Apogent Technologies, Inc. ...........................       144,607
      3,639 Apria Healthcare Group, Inc. (b)......................       108,260
      2,355 Barr Laboratories, Inc. (b)...........................       171,768
      3,991 Beckman Coulter, Inc. ................................       167,373
      8,829 Bergen Brunswig Corp. (b).............................       139,763
      3,739 COR Therapeutics, Inc. (b)(c).........................       131,449
      3,619 Covance, Inc. (b).....................................        38,904
      3,539 Dentsply International, Inc. .........................       138,795
      2,621 Express Scripts, Inc. (b)(c)..........................       267,915
      3,270 First Health Group Corp. (b)..........................       152,157
      3,192 Gilead Sciences, Inc. (b).............................       264,737
     16,211 Health Management Associates (b)......................       336,378
      8,189 Health Net, Inc. (b)(c)...............................       214,449
      4,183 Hillenbrand Industries, Inc. .........................       215,425
      5,336 ICN Pharmaceuticals, Inc. ............................       163,749
      3,219 IDEC Pharmaceuticals Corp. (b)(c).....................       610,101
      4,403 Incyte Genomics, Inc. (b).............................       109,387
     10,659 Ivax Corp. (b)........................................       408,240
      3,492 Lincare Holdings, Inc. (b)(c).........................       199,153
     14,254 Millennium Pharmaceuticals (b)(c).....................       881,966
      4,388 MiniMed, Inc. (b) ....................................       184,433
      8,333 Mylan Laboratories, Inc. .............................       209,887
      6,012 Omnicare, Inc. .......................................       130,010
      5,778 Oxford Health Plans, Inc. (b).........................       228,412
      2,292 Pacificare Health Systems (b).........................        34,452
      3,118 Quest Diagnostics, Inc. (c)...........................       442,756
      4,867 Quorum Health Group, Inc. (b).........................        76,807
      4,936 Sepracor, Inc. (b)(c).................................       395,188
      4,593 Steris Corp. (b)......................................        74,062

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            DRUGS & HEALTH CARE--(CONTINUED)
         93 Sybron Dental Specialties.............................   $     1,569
      2,530 Trigon Healthcare, Inc. (c)...........................       196,866
      3,962 Vertex Pharmaceuticals Inc. ..........................       283,407
      3,823 Visx, Inc. (b)........................................        39,903
                                                                     -----------
                                                                       7,339,684
                                                                     -----------

            ELECTRIC UTILITIES--5.0%
      4,902 Allete................................................       121,631
      5,318 Alliant Corp. ........................................       169,511
      1,517 Black Hills Corp. (b).................................        67,886
      1,581 Cleco Corp. ..........................................        86,560
      5,853 Conectiv, Inc. .......................................       117,426
      8,590 DPL, Inc. ............................................       285,081
      3,750 DQE, Inc. ............................................       122,812
      7,915 Energy East Corp. ....................................       155,826
      2,270 Hawaiian Electric Industries, Inc. ...................        84,416
      2,580 Idacorp, Inc. ........................................       126,581
      5,836 Ipalco Enterprises, Inc. .............................       141,158
      4,089 Kansas City Power & Light Co. ........................       112,192
      7,122 Montana Power Co. (b).................................       147,781
      3,534 NSTAR.................................................       151,520
      9,632 Northeast Utilities...................................       233,576
      5,132 OGE Energy Corp. .....................................       125,413
      7,379 Potomac Electric Power Co. ...........................       182,335
      2,540 Public Service Co. (b)................................        68,104
      5,767 Puget Sound Energy, Inc. .............................       160,395
      8,386 Teco Energy, Inc. ....................................       271,497
      8,154 Wisconsin Energy Corp. ...............................       183,975
                                                                     -----------
                                                                       3,115,676
                                                                     -----------

            ELECTRICAL EQUIPMENT--2.1%
      2,246 Ametek Aerospace Products, Inc. ......................        58,256
      9,849 Comdisco, Inc. (c)....................................       112,648
      4,505 Harris Corp...........................................       137,965
      3,978 Hubbell, Inc. ........................................       105,417
      2,717 Plexus Corp. (b)......................................        82,614
     10,880 RF Micro Devices, Inc. (b)(c).........................       298,860
      2,126 SPX Corp. (b).........................................       230,006
      5,278 Sensormatic Electronics Corp. (b).....................       105,890
      1,260 Tecumseh Products Co..................................        52,881
      9,254 Vishay Intertechnology, Inc. (b)......................       139,967
                                                                     -----------
                                                                       1,324,504
                                                                     -----------

            ELECTRONICS--3.6%
      6,566 Arrow Electronics, Inc. ..............................       187,952
      6,234 Avnet, Inc. ..........................................       134,031
      4,824 Diebold, Inc. ........................................       161,001
     12,785 Jabil Circuit, Inc. (b)(c)............................       324,419
      5,961 Kemet Corp. (b).......................................        90,160
      9,877 SCI Systems, Inc. (b)(c)..............................       260,506

                See accompanying notes to financial statements.

                                    MSF-135

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            ELECTRONICS--(CONTINUED)
      2,859 Sawtek, Inc. (b)(c)...................................   $   132,139
      3,665 Technologies Data Corp. (b)...........................        99,070
      2,645 Teleflex, Inc. .......................................       116,876
      8,670 Waters Corp. (b)(c)...................................       723,945
                                                                     -----------
                                                                       2,230,099
                                                                     -----------

            FINANCE & BANKING--0.3%
      7,309 Dime Bancorp, Inc. ...................................       216,072
                                                                     -----------

            FINANCIAL SERVICES--3.0%
      5,425 A.G. Edwards, Inc.....................................       257,348
      5,260 Americredit Corp. (b).................................       143,335
     20,936 E*Trade Group, Inc. (b) ..............................       154,730
      2,188 Investment Technology Group, Inc. (b).................        91,349
      4,184 Legg Mason, Inc. (c)..................................       228,028
      3,680 Leucadia National Corp. ..............................       130,410
      3,271 Neuberger Berman, Inc. ...............................       265,156
      3,577 SEI Investments Co. ..................................       400,736
      5,672 Waddell & Reed Financial, Inc. .......................       213,409
                                                                     -----------
                                                                       1,884,501
                                                                     -----------

            FOOD & BEVERAGES--2.4%
      2,483 Dean Foods Co. .......................................        76,197
      3,805 Dole Food, Inc. ......................................        62,307
      1,854 Dreyer's Grand Ice Cream, Inc. .......................        59,965
      6,506 Flowers Industries, Inc. .............................       102,470
      9,412 Hormel Foods Corp. ...................................       175,298
      7,063 IBP, Inc. ............................................       188,935
      3,379 Interstate Bakeries Corp. (b).........................        47,517
      1,829 Lance, Inc. ..........................................        23,320
      4,601 McCormick & Co., Inc..................................       165,924
      3,349 Sensient Technologies Corp. ..........................        76,190
      1,822 Suiza Foods Corp. (b)(c)..............................        87,456
      1,709 The J. M. Smucker Co. ................................        47,767
     15,052 Tyson Foods, Inc. ....................................       191,913
     10,513 Whitman Corp. ........................................       172,150
                                                                     -----------
                                                                       1,477,409
                                                                     -----------

            GAS & PIPELINE UTILITIES--2.9%
      3,730 AGLl Resources, Inc. .................................        82,293
      6,585 American Water Works, Inc. ...........................       193,434
      6,072 MCN Energy Group, Inc. ...............................       168,119
      2,655 National Fuel Gas Co. ................................       167,099
      5,418 Questar Corp. ........................................       162,879
      7,001 Scana Corp. ..........................................       206,967
      5,278 Sierra Pacific Resources..............................        84,778
      5,854 Ultramar Diamond Shamrock.............................       180,742
      6,635 Utilicorp United, Inc. (c)............................       205,685
      4,213 Vectren Corp. ........................................       107,958

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            GAS & PIPELINE UTILITIES--(CONTINUED)
      3,218 WGL Holdings, Inc. ...................................   $    97,948
      4,599 Western Resources, Inc. ..............................       114,113
                                                                     -----------
                                                                       1,772,015
                                                                     -----------

            HOTELS & RESTAURANTS--2.0%
      2,272 Bob Evans Farms, Inc. ................................        48,351
      4,389 Brinker International, Inc. (b).......................       185,435
      3,677 CBRL Group, Inc. (b)..................................        66,990
      2,210 Gtech Holdings Corp. (b)(c)...........................        45,443
      4,848 International Game Technology (b).....................       232,704
      3,608 International Speedway Corp. .........................       138,570
      1,220 Lone Star Steakhouse & Saloon (b).....................        11,762
      5,088 Mandalay Resort Group (b).............................       111,618
      5,135 Outback Steakhouse, Inc. (b)..........................       132,868
      1,492 Papa John's International, Inc. (b)...................        33,337
     19,979 Park Place Entertainment Corp. (b)....................       238,499
                                                                     -----------
                                                                       1,245,577
                                                                     -----------

            HOUSEHOLD APPLIANCES & HOME FURNISHINGS--1.2%
      3,305 Blyth Industries, Inc. (b)............................        79,733
      9,223 Clayton Homes, Inc. ..................................       106,065
      3,135 Furniture Brands International, Inc. (b) .............        66,031
      2,531 Lancaster Colony Corp. ...............................        70,235
      4,167 Lennar Corp. .........................................       151,054
      3,486 Mohawk Industries, Inc. (b)...........................        95,429
      8,265 Shaw Industries, Inc. (b).............................       156,518
      3,137 Westpoint Stevens, Inc. ..............................        23,496
                                                                     -----------
                                                                         748,561
                                                                     -----------

            HOUSEHOLD PRODUCTS--0.4%
      2,490 Church & Dwight, Inc. ................................        55,402
      5,992 Dial Corp. ...........................................        65,912
      6,240 Energizer Holdings, Inc. .............................       133,380
                                                                     -----------
                                                                         254,694
                                                                     -----------

            INDUSTRIAL MACHINERY--1.2%
      3,764 Agco Corp. ...........................................        45,639
      1,936 Albany International Corp. (b)........................        26,015
      2,952 Donaldson, Inc. ......................................        82,102
      2,575 Fastenal Co. .........................................       141,223
      2,614 Flowserve Corp. (b)...................................        55,874
      2,783 Harsco Corp. .........................................        68,705
      1,952 Kaydon Corp. .........................................        48,556
      1,997 Kennametal, Inc. .....................................        58,163
      2,117 Nordson Corp. ........................................        54,248
      3,372 Pentair, Inc. ........................................        81,560
      1,768 Stewart & Stevenson Services, Inc. ...................        40,167
      2,436 Trinity Industries, Inc. .............................        60,900
                                                                     -----------
                                                                         763,152
                                                                     -----------


                See accompanying notes to financial statements.

                                    MSF-136

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            INSURANCE--3.2%
      3,564 Allmerica Financial Corp. ............................   $   258,390
      4,446 American Financial Group, Inc. (c)....................       118,097
      2,642 Arthur J. Gallagher & Co. ............................       168,097
      3,075 Everest Reinsurance Group, Ltd. ......................       220,247
      2,812 Horace Mann Educators Corp. ..........................        60,106
      3,132 MONY Group, Inc. .....................................       154,838
      3,794 Ohio Casualty Corp. ..................................        37,999
      7,840 Old Republic International Corp. .....................       250,880
      2,973 PMI Group, Inc. ......................................       201,235
      4,259 Protective Life Corp. ................................       137,353
      2,538 Radian Group, Inc. ...................................       190,509
      4,591 Unitrin, Inc. ........................................       186,653
                                                                     -----------
                                                                       1,984,404
                                                                     -----------

            LEISURE--0.3%
      4,906 Callaway Golf Co. ....................................        91,374
      5,298 Six Flags, Inc. (b)...................................        91,060
                                                                     -----------
                                                                         182,434
                                                                     -----------

            MINING--0.3%
      6,926 Alaska Steel Holding Corp. ...........................        60,603
      1,454 Carpenter Technology Corp. ...........................        50,890
        452 Maxxam, Inc. (b)......................................         6,865
      1,177 Ryerson Tull, Inc. (c)................................         9,710
      2,851 UCAR International, Inc. (b)..........................        27,797
                                                                     -----------
                                                                         155,865
                                                                     -----------

            PAPER & FOREST--0.8%
      3,363 Bowater, Inc. ........................................       189,589
      5,420 Georgia Pacific (Timber Group) Corp. .................       162,261
      2,675 P.H. Glatfelter Co. ..................................        33,304
      1,805 Rayonier, Inc. .......................................        71,862
      3,244 Wausau Mosinee Paper Corp. ...........................        32,845
                                                                     -----------
                                                                         489,861
                                                                     -----------

            PETROLEUM SERVICES--1.8%
      5,570 BJ Services Co. ......................................       383,634
     11,732 Global Marine, Inc. ..................................       332,895
      9,067 Noble Drilling Corp. (b)(c)...........................       393,848
                                                                     -----------
                                                                       1,110,377
                                                                     -----------

            PUBLISHING--0.4%
      6,887 Readers Digest Association, Inc. .....................       269,454
                                                                     -----------

            RAILROADS & EQUIPMENT--0.9%
      5,685 CH Robinson Worldwide.................................       178,900
      3,209 GATX Corp. ...........................................       160,049
      5,421 Gartner Group, Inc. (Class B) (b).....................        34,369
      2,292 JB Hunt Transport Services, Inc. (b)..................        38,391

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            RAILROADS & EQUIPMENT--(CONTINUED)
      4,341 Swift Transportation, Inc. (b)........................   $    86,413
      2,973 Wisconsin Central Transportation Corp. (b)............        44,874
                                                                     -----------
                                                                         542,996
                                                                     -----------

            REAL ESTATE--0.1%
      4,793 United Rentals, Inc. (b)(c)...........................        64,406
                                                                     -----------

            RETAIL--3.0%
      6,631 Abercrombie & Fitch Co. (b)...........................       132,620
      3,193 American Eagle Outfitters, Inc. (b)...................       135,104
      4,926 BJ's Wholesale Club, Inc. ............................       189,035
      4,234 Barnes & Noble, Inc. (b)..............................       112,201
      5,272 Borders Group, Inc. (b)...............................        61,617
      5,857 CDW Computer Centers., Inc. (b).......................       163,264
      3,544 Claire S Stores, Inc. ................................        63,570
      7,197 Dollar Tree Stores, Inc. (b)..........................       176,551
     11,437 Family Direct Stores, Inc. (b)........................       245,181
      2,116 Lands End, Inc. (b)(c)................................        53,154
      3,159 Neiman-Marcus Group, Inc. (b).........................       112,342
      1,481 Payless Shoesource, Inc. (b)..........................       104,781
      5,589 Ross Stores, Inc. ....................................        94,489
      2,919 Ruddick Corp. (b).....................................        33,386
      9,481 Saks, Inc. (b)........................................        94,810
      3,799 Williams Sonoma, Inc. (b).............................        75,980
                                                                     -----------
                                                                       1,848,085
                                                                     -----------

            SHIPBUILDING--0.2%
      2,648 Alexander & Baldwin, Inc. (b).........................        70,255
      2,371 Overseas Shipholding Group, Inc. .....................        54,385
                                                                     -----------
                                                                         124,640
                                                                     -----------

            SOFTWARE--7.6%
      6,039 Acxiom Corp. (b)......................................       234,955
      3,563 Affiliated Computer Services, Inc. (b)(c).............       216,229
      2,921 Avocent Corp. (b).....................................        79,141
     16,564 Cadence Design Systems, Inc. (b)......................       455,510
      8,374 DST Systems, Inc. (b).................................       561,058
      8,866 Electronic Arts, Inc. (b)(c)..........................       378,190
      2,889 Jack Henry & Associates, Inc. ........................       179,389
      2,433 Imation Corp. (b).....................................        37,711
     17,934 Informix Corp. (b)....................................        53,522
      4,397 Keane, Inc. (b).......................................        42,871
      5,492 Legato Systems, Inc. (b)..............................        41,018
      3,576 Macromedia, Inc. (b)(c)...............................       217,130
      4,415 Mentor Graphics Corp. (b)(c)..........................       120,999
      3,390 National Instruments Corp. (b)(c).....................       164,521
      8,925 Networks Associates, Inc. (b).........................        37,234
      4,458 Nvidia Corp. (b)......................................       146,557
     12,686 Rational Software Corp. (b)...........................       493,565
      3,172 Retek, Inc. (b).......................................        77,516

                See accompanying notes to financial statements.

                                    MSF-137

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

INVESTMENTS AS OF DECEMBER 31, 2000

COMMON STOCKS--(CONTINUED)

                                                                        VALUE
   SHARES                                                             (NOTE 1A)

            SOFTWARE--(CONTINUED)
      2,290 Structural Dynamics Research Corp. (b)................   $    23,043
      8,974 Sungard Data Systems, Inc. (b)........................       422,900
      5,866 Sybase, Inc. (b)......................................       116,037
      1,965 Sykes Enterprises, Inc. (b)...........................         8,812
      5,023 Symantec Corp. (b)....................................       167,172
      4,336 Synopsys, Inc. .......................................       205,553
      3,394 Titan Corp. (b).......................................        55,152
      2,118 Transaction Systems Architects, Inc. (b)..............        24,423
      4,971 Wind River Systems, Inc. (b)..........................       169,480
                                                                     -----------
                                                                       4,729,688
                                                                     -----------

            TOBACCO--0.6%
      6,799 RJ Reynolds Holdings (c)..............................       331,451
      1,846 Universal Corp. ......................................        64,610
                                                                     -----------
                                                                         396,061
                                                                     -----------

            TRUCKING & FREIGHT FORWARDING--0.8%
      3,096 Airborne, Inc. (b)....................................        30,186
      2,537 Atlas Air, Inc. (b)...................................        82,770
      3,206 CNF Transportation, Inc. (c)..........................       108,403
      3,225 EGLl, Inc. (b)........................................        76,694
      3,453 Expeditors International Washington, Inc. (c).........       186,138
                                                                     -----------
                                                                         484,191
                                                                     -----------

            UNIT INVESTMENT TRUST--1.0%
      6,289 S&P Mid-Cap 400 Trust.................................       593,524
            Total Common Stocks
             (Identified Cost $60,734,374)........................    60,476,950
                                                                     -----------

SHORT TERM INVESTMENTS--2.1%

    FACE                                                                VALUE
   AMOUNT                                                             (NOTE 1A)

            DISCOUNT NOTE--2.1%
 $1,300,000 Federal Home Loan Mortgage 5.270%, 01/02/01...........   $ 1,299,810
                                                                     -----------
            Total Short Term Investment
             (Identified Cost $1,299,810).........................     1,299,810
                                                                     -----------
            Total Investments--99.7%
             (Identified Cost $62,034,184) (a)....................    61,776,760
            Other assets less liabilities.........................       157,248
                                                                     -----------
            TOTAL NET ASSETS--100%................................   $61,934,008
                                                                     ===========


OPEN FUTURES CONTRACTS

           NUMBER OF EXPIRATION  CONTRACT   VALUATION AS OF  UNREALIZED APPRECIATION
 PURCHASED CONTRACTS    DATE      AMOUNT   DECEMBER 31, 2000     (DEPRECIATION)
S&P
 Midcap
 400
 Index          5     3/31/01   $1,275,888    $1,306,625            $(25,125)

(a) Federal Tax Information:
    At December 31, 2000 the net unrealized depreciation on investments based on cost of $62,443,433 for federal income tax purposes was as follows:

   Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............... $ 5,596,432
   Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value...............  (6,263,105)
                                                                   -----------
   Net unrealized depreciation.................................... $  (666,673)
                                                                   ===========

(b) Non-Income producing security.
(c) A portion or all of the security was on loan. As of December 31, 2000, the market value of securities loaned was $5,050,601 with collateral backing valued at $5,298,300.

                See accompanying notes to financial statements.

                                    MSF-138

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 2000

ASSETS
 Investments at value..................................             $61,776,760
 Cash..................................................                  28,584
 Receivable for:
 Fund shares sold......................................                 269,401
 Dividends and interest................................                  33,172
 Due from Investment Adviser...........................                   4,589
 Prepaid Expense.......................................                   2,275
 Collateral for securities loaned......................               5,298,300
                                                                    -----------
  Total Assets.........................................              67,413,081
                                                                    -----------
LIABILITIES
 Payable for:
 Securities purchased..................................  $  135,882
 Futures variation margin..............................      25,125
 Return of collateral for securities loaned............   5,298,300
 Accrued expenses:
 Other expenses........................................      19,766
                                                         ----------
  Total Liabilities....................................               5,479,073
                                                                    -----------
NET ASSETS.............................................             $61,934,008
                                                                    ===========
Net assets consist of:
 Capital paid in.......................................             $62,339,509
 Undistributed net investment income...................                   2,588
 Accumulated net realized gains
  (losses).............................................                (181,403)
 Unrealized appreciation (depreciation) on investments.                (226,686)
                                                                    -----------
NET ASSETS.............................................             $61,934,008
                                                                    ===========
Computation of offering price:
Net asset value and redemption price per share
 ($61,934,008 divided by 5,819,979 shares of beneficial
 interest).............................................             $     10.64
                                                                    ===========
Identified cost of investments.........................             $62,034,184
                                                                    ===========

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 (A)

INVESTMENT INCOME
 Dividends.............................................            $ 165,374
 Interest..............................................               61,870 (b)
                                                                   ---------
                                                                     227,244
                                                                   ---------
EXPENSES
 Management fees.......................................  $ 41,219
 Directors' fees and expenses..........................     7,359
 Custodian.............................................    81,087
 Audit and tax services................................     2,061
 Legal.................................................       948
 Printing..............................................     4,244
 Miscellaneous.........................................       368
                                                         --------
 Total expenses before reimbursement...................   137,286
 Expense reimbursement.................................   (62,764)    74,522
                                                         --------  ---------
NET INVESTMENT INCOME..................................              152,722
                                                                   ---------
REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
 Investments--net......................................    (6,890)
 Futures contracts--net................................   (64,800)   (71,690)
                                                         --------
Unrealized appreciation (depreciation) on:
 Investments--net......................................  (257,424)
 Futures contracts--net................................    30,738   (226,686)
                                                         --------  ---------
Net gain (loss)........................................             (298,376)
                                                                   ---------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS..            $(145,654)
                                                                   =========

(a) For the period July 5, 2000 (commencement of operations) through December 31, 2000.
(b) Security loan income $248.

                See accompanying notes to financial statements.

                                    MSF-139

METROPOLITAN SERIES FUND, INC.
METLIFE MID CAP STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                     2000(C)
                                                                   ------------
FROM OPERATIONS
 Net investment income............................................ $   152,722
 Net realized gain (loss).........................................     (71,690)
 Unrealized appreciation (depreciation)...........................    (226,686)
                                                                   -----------
 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS................    (145,654)
                                                                   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income............................................    (150,134)
 Net realized gain................................................    (109,713)
                                                                   -----------
 TOTAL DISTRIBUTIONS..............................................    (259,847)
                                                                   -----------
FROM CAPITAL SHARE TRANSACTIONS
 Proceeds from sale of shares.....................................  65,462,750
 Reinvestment of distributions....................................     259,847
 Cost of shares redeemed..........................................  (3,383,088)
                                                                   -----------
 Increase (decrease) in net assets from capital share
  transactions....................................................  62,339,509
                                                                   -----------
 TOTAL INCREASE (DECREASE) IN NET ASSETS..........................  61,934,008
NET ASSETS
 Beginning of the year............................................           0
                                                                   -----------
 End of the year.................................................. $61,934,008
                                                                   ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
 End of the year.................................................. $     2,588
                                                                   ===========
NUMBER OF SHARES OF THE FUND
 Issued from the sale of shares...................................   6,106,689
 Issued in reinvestment of distributions..........................      23,971
 Redeemed.........................................................    (310,681)
                                                                   -----------
 Net change.......................................................   5,819,979
                                                                   ===========

FINANCIAL HIGHLIGHTS


                                                                    YEAR ENDED
                                                                   DECEMBER 31,
                                                                     2000(C)
                                                                   ------------
Net asset value, beginning of year...............................    $ 10.00
                                                                     -------
Income from investment operations
 Net investment income...........................................       0.03
 Net realized and unrealized gain (loss) on investments..........       0.66
                                                                     -------
 Total from investment operations................................       0.69
                                                                     -------
Less distributions
 Distributions from net investment income........................      (0.03)
 Distributions from net realized capital gains...................      (0.02)
                                                                     -------
 Total distributions.............................................      (0.05)
                                                                     -------
Net asset value, end of year.....................................    $ 10.64
                                                                     =======
 TOTAL RETURN (%)................................................       6.8 (b)
Ratio of operating expenses to average net assets (%)............       0.45 (a)
Ratio of net investment income to average net assets (%).........       0.92 (a)
Portfolio turnover rate (%)......................................        124 (a)
Net assets: end of year (000)....................................    $61,934
The ratio of operating expenses to average net assets without giving effect to the voluntary expense agreement would have been
 (%).............................................................       0.83 (a)

(a)  Computed on an annualized basis.
(b)  Periods less than one year are not computed on an annualized basis.
(c) For the period July 5, 2000 (commencement of operations) through December 31, 2000.

                See accompanying notes to financial statements.

                                    MSF-140

METROPOLITAN SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 2000

1.SIGNIFICANT ACCOUNTING POLICIES:

  The Metropolitan Series Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified open end investment company. The Fund is a "series" type of mutual fund, which issues separate classes (or series) of stock. Each class or series represents an interest in a separate portfolio of Fund investments ("Portfolio"). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NELICO"), General American Life Insurance Company, Security First Group Life Insurance Company and other affiliated insurance companies, as an investment vehicle for variable life insurance or variable annuity products, although not all Portfolios are available to all such separate accounts. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.INVESTMENT SECURITY VALUATION:

  Portfolio securities that are traded on domestic stock exchanges are valued at the last price as of the close of business on the day the securities are being valued, or, lacking any sales, at the mean between closing bid and asked prices (except for the Loomis Sayles High Yield Bond Portfolio, which in the latter case would value such securities at the last bid price). Securities trading primarily on non-domestic exchanges are valued at the preceding closing price on the exchange where it primarily trades (or, in the case of the Loomis Sayles High Yield Bond and Scudder Global Equity Portfolios, the last sale). A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last current bid and asked prices or, second, by using the last available closing price (except for the Scudder Global Equity Portfolio which second values such securities at the last current bid, and third by using the last available price). Domestic securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from two or more dealers that make markets in the securities (except for the Loomis Sayles High Yield Bond Portfolio, which, in the latter case, would value such security at the last bid price; or the Scudder Global Equity and the Neuberger Berman Partners Mid Cap Value Portfolios which would value such security first at the last sale, and second at the bid price). All non-U.S. securities traded in the over-the-counter securities market are valued at the last sale quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day (except for the Neuberger Berman Partners Mid Cap Value Portfolio, which would be valued at the mean between closing bid and asked price). Where market quotations are not readily available for such non-domestic over-the-counter securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believe accurately reflects fair value. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available (e.g. certain long-term bonds and notes) are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained for this purpose and typically utilized by other institutional-sized trading organizations. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Short-term instruments with a remaining maturity of sixty days or less are valued utilizing the amortized cost method of valuation. If for any reason the fair value of any security is not fairly reflected by such method, such security will be valued by the same methods as securities having a maturity of more than sixty days. As permitted under Rule 2a-7 of the 1940 Act, and subject to certain conditions therein, the State Street Research Money Market Portfolio employs the amortized cost method of security valuation which approximates fair market value.

  Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily. The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

                                    MSF-141

METROPOLITAN SERIES FUND, INC.

B.INVESTMENT SECURITY TRANSACTIONS:

  Portfolio security transactions are recorded on the trade date. Securities denominated in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified; interest income is accrued as earned. Transactions denominated in foreign currencies are recorded at the rate prevailing when earned or incurred. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates prevailing on the respective dates traded.

C.FEDERAL INCOME TAXES:

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code and regulations thereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. As of December 31, 2000, the following portfolios had capital loss carryovers.

                                                                 EXPIRING
                                                          ----------------------
                                                 TOTAL     12/31/08    12/31/07
                                              ----------- ----------- ----------
   State Street Research Income.............. $19,696,362 $11,872,641 $7,823,721
   Loomis Sayles High Yield Bond.............   1,407,199         --   1,407,199
   Harris Oakmark Large Cap Value............   3,319,650   3,319,650        --
   Lehman Brothers Aggregate Bond Index......   1,783,984   1,343,164    440,820
   Putnam Large Cap Growth...................   1,237,977   1,237,977        --

D.FOREIGN CURRENCY TRANSLATION:

  The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

  Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by each Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by each Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

  A forward foreign currency exchange contract is an agreement between two parties to buy or sell a specific currency for a set price on a future date. The Fund may enter into forward foreign currency exchange contracts to hedge security transactions on holdings denominated in a foreign currency. Should foreign currency exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the forward foreign currency exchange contracts

                                    MSF-142

METROPOLITAN SERIES FUND, INC.

  and may realize a loss. The use of forward foreign currency exchange contracts involves the risk of imperfect correlation in movements in the price of the underlying hedged assets and foreign currency exchange rates. During the period that a contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking to market" on a daily basis. A realized gain or loss will be recognized when a contract is completed or canceled.

E.REPURCHASE AGREEMENTS:

  The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults, and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

F.ESTIMATES AND ASSUMPTIONS:

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G.EXPENSE REDUCTIONS:

  Certain portfolio trades are directed to brokers who paid a portion of the Portfolio's expenses. Amounts paid for each Portfolio are shown as expense reductions in the Statement of Operations of the respective Portfolio.

H."WHEN-ISSUED" SECURITIES:

  Purchasing securities "when-issued" is a commitment by a Portfolio to buy a security before the security is actually issued. The amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

I.CHANGE IN ACCOUNTING POLICY:

  The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for its year beginning January 1, 2001. As required, the Fund began amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change has no impact on the total net assets of the affected Portfolios, but as shown below, results in a decrease to the cost of securities and corresponding increase in net unrealized appreciation based on securities held as of December 31, 2000.

                                                                        NET
                                                                     UNREALIZED
  PORTFOLIO                                                COST     APPRECIATION
  ---------                                             ----------  ------------
 State Street Research Income.......................... $ (136,777)  $ 136,777
 State Street Research Diversified.....................   (408,324)    408,324
 Loomis Sayles High Yield Bond......................... (1,147,831)  1,147,831
 Lehman Brothers Aggregate Bond Index..................   (523,630)    523,630


                                    MSF-143

METROPOLITAN SERIES FUND, INC.

2.PURCHASES AND SALES:

  For the year ended December 31, 2000, purchases and sales of securities (excluding short-term investments) for each of the Portfolios were as follows:

                                       PURCHASES                       SALES
                             ----------------------------- -----------------------------
                                  U.S.                          U.S.
                               GOVERNMENT       OTHER        GOVERNMENT       OTHER
                             -------------- -------------- -------------- --------------
   State Street Research
    Growth.................  $           -- $2,948,729,590 $           -- $3,232,770,916
   State Street Research
    Income.................     604,028,141    259,651,081    573,567,486    332,757,940
   State Street Research
    Diversified............   1,506,675,251  2,025,676,929  1,430,724,580  2,279,537,310
   State Street Research
    Aggressive Growth......              --  2,702,548,751             --  2,671,593,642
   Metlife Stock Index.....              --    493,468,758             --    284,793,404
   Putnam International
    Stock..................              --    666,196,348             --    532,829,635
   Loomis Sayles High Yield
    Bond...................              --     39,506,430             --     27,644,138
   Janus Mid Cap...........              --  3,164,295,342             --  2,558,747,338
   T. Rowe Price Small Cap
    Growth.................              --    335,810,040             --    221,261,164
   Scudder Global Equity...      11,806,097    132,257,009     12,195,274     94,779,390
   Harris Oakmark Large Cap
    Value..................              --     44,808,677             --     32,713,458
   Neuberger Berman
    Partners Mid Cap Value.              --    186,495,584             --    121,821,881
   T. Rowe Price Large Cap
    Growth.................              --    201,973,387             --     74,259,648
   Lehman Brothers
    Aggregate Bond Index...      29,663,795     15,431,218     15,346,340      5,303,906
   Morgan Stanley EAFE
    Index..................              --     42,959,746             --      9,270,394
   Russell 2000 Index......              --    110,486,609             --     96,732,657
   Putnam Large Cap Growth.              --     54,548,646             --      9,440,002
   State Street Research
    Aurora Small Cap Value.              --     43,598,219             --      2,750,077
   Metlife Mid Cap Stock
    Index..................              --     82,126,474             --     21,385,234

3.EXPENSES:

A. INVESTMENT MANAGEMENT AGREEMENTS: The Fund has entered into investment management agreements with Metropolitan Life. For providing investment management services to the Fund, Metropolitan Life receives monthly compensation at the annual rate of:

                             MANAGEMENT FEES EARNED   ANNUAL
                              BY METROPOLITAN LIFE  PERCENTAGE               BASED ON
                               FOR THE YEAR ENDED   RATES PAID         SERIES AVERAGE DAILY
          PORTFOLIO            DECEMBER 31, 2000    TO ADVISER        NET ASSET VALUE LEVELS
          ---------          ---------------------- ---------- ------------------------------------
   State Street Research
    Growth.................       $17,076,256         0.550%   Of the first $500 mill.
                                                      0.500%   Of the next $500 mill.
                                                      0.450%   On amounts in excess of $1 billion

   State Street Research
    Income.................         1,507,360         0.350%   Of the first $250 mill.
                                                      0.300%   Of the next $250 mill.
                                                      0.250%   On amounts in excess of $500 million

   State Street Research
    Money Market...........           152,251         0.250%   Of all assets

   State Street Research
    Diversified............        12,148,236         0.500%   Of the first $500 mill.
                                                      0.450%   Of the next $500 mill.
                                                      0.400%   On amounts in excess of $1 billion

   State Street Research
    Aggressive Growth......        11,798,675         0.750%   Of the first $500 mill.
                                                      0.700%   Of the next $500 mill.
                                                      0.650%   On amounts in excess of $1 billion

   MetLife Stock Index.....        10,575,467         0.250%   Of all assets

   Putnam International
    Stock (1)..............         2,861,103         0.900%   Of the first $500 mill.
                                                      0.850%   Of the next $500 mill.
                                                      0.800%   On amounts in excess of $1 billion

   Loomis Sayles High Yield
    Bond...................           476,609         0.700%   Of all assets

                                    MSF-144

METROPOLITAN SERIES FUND, INC.

                             MANAGEMENT FEES EARNED   ANNUAL
                              BY METROPOLITAN LIFE  PERCENTAGE               BASED ON
                               FOR THE YEAR ENDED   RATES PAID         SERIES AVERAGE DAILY
          PORTFOLIO            DECEMBER 31, 2000    TO ADVISER        NET ASSET VALUE LEVELS
          ---------          ---------------------- ---------- ------------------------------------
   Janus Mid Cap...........       $15,330,298         0.750%   Of the first $100 mill.
                                                      0.700%   Of the next $400 mill.
                                                      0.650%   On amounts in excess of $500 million

   T. Rowe Price Small Cap
    Growth.................         1,749,910         0.550%   Of the first $100 mill.
                                                      0.500%   Of the next $300 mill.
                                                      0.450%   On amounts in excess of $400 million

   Scudder Global Equity...         1,213,183         0.900%   Of the first $50 mill.
                                                      0.550%   Of the next $50 mill.
                                                      0.500%   Of the next $400 mill
                                                      0.475%   On amounts in excess of $500 million

   Harris Oakmark Large Cap
    Value..................           316,530         0.750%   Of the first $250 mill.
                                                      0.700%   On amounts in excess of $250 million

   Neuberger Berman
    Partners Mid Cap Value.           438,080         0.700%   Of the first $100 mill.
                                                      0.675%   Of the next $250 mill.
                                                      0.650%   Of the next $500 mill
                                                      0.625%   Of the next $750 mill
                                                      0.600%   On amounts in excess of $1.6 billion

   T. Rowe Price Large Cap
    Growth.................           803,995         0.700%   Of the first $50 mill
                                                      0.600%   On amounts in excess of $50 million

   Lehman Brothers
    Aggregate Bond Index...           340,601         0.250%   Of all assets

   Morgan Stanley EAFE
    Index..................           274,174         0.300%   Of all assets

   Russell 2000 Index......           317,375         0.250%   Of all assets

   Putnam Large Cap Growth.           104,812         0.800%   Of the first $500 mill.
                                                      0.750%   Of the next $500 mill.
                                                      0.700%   On amounts in excess of $1 billion

   State Street Research
    Aurora Small Cap Value.           102,277         0.850%   Of the first $500 mill.
                                                      0.800%   Of the next $500 mill.
                                                      0.750%   On amounts in excess of $1 billion

   MetLife Mid Cap Stock
    Index..................            41,219         0.250%   Of all assets

(1) From January 1, 2000 through April 30, 2000, a lower investment management fee schedule was in effect for the Putnam International Stock Portfolio. During this period, Metropolitan Life was paid at an annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% of the next $500 million of such assets and 0.65% of such assets in excess of $1 billion.

  The Fund and Metropolitan Life have entered into various sub-investment management agreements. State Street Research & Management Company, a subsidiary of Metropolitan Life, is compensated to provide sub-investment management services for the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, and State Street Research Aurora Small Cap Value Portfolios.

                                         FEES EARNED BY STATE STREET RESEARCH
                                                 & MANAGEMENT COMPANY
                                         FOR THE YEAR ENDED DECEMBER 31, 2000
PORTFOLIO                                ------------------------------------
State Street Research Growth                         $11,636,377
State Street Research Income                           1,138,731
State Street Research Money Market                       152,251
State Street Research Diversified                      7,874,504
State Street Research Aggressive Growth                8,398,181
State Street Research Aurora Small Cap
 Value                                                    65,819

                                    MSF-145

METROPOLITAN SERIES FUND, INC.

  Santander Global Advisors, Inc., an affiliated company of Metropolitan Life Insurance Co. for part of the year, was compensated to provide sub-investment management services for the Santander International Stock Portfolio. The sub-advisor was changed from Santander Global Advisors, Inc. to Putnam Investment Management, Inc., effective January 24, 2000. Consequently, the Santander International Stock Portfolio name was changed to Putnam International Stock Portfolio. Putnam Investment Management, Inc. is compensated to provide sub-investment management services for the Putnam Large Cap Growth Portfolio. Loomis, Sayles & Company, L.P. is compensated to provide sub-investment management services for the Loomis Sayles High Yield Bond Portfolio. Janus Capital Corporation is compensated to provide sub-investment management services for the Janus Mid Cap Portfolio. T. Rowe Price Associates, Inc. is compensated to provide sub-investment management services for the T. Rowe Price Small Cap Growth and the T. Rowe Price Large Cap Growth Portfolios. Scudder Kemper Investments, Inc. is compensated to provide sub-investment management services for the Scudder Global Equity Portfolio. Harris Associates, L.P., is compensated to provide sub-investment management services for the Harris Oakmark Large Cap Value Portfolio. Neuberger Berman Management, Inc. is compensated to provide sub-investment management services for the Neuberger Berman Partners Mid Cap Value Portfolio.

B.VOLUNTARY SUBSIDIZATION OF PORTFOLIOS:

  Metropolitan Life has voluntarily agreed to subsidize all expenses, excluding those listed below, in excess of 0.20% of the net assets of Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Russell 2000 Index, Metlife Mid Cap Stock Index, State Street Research Aurora Small Cap Value, and Putnam Large Cap Growth Portfolios. Subsidization of expenses will continue until either each Portfolio's total net assets are at least $100 million, or after two years from inception, whichever is earlier. Subsidization ceased for Harris Oakmark Large Cap Value and Neuberger Berman Partners Mid Cap Value on November 9, 2000, two years from their inception; December 3, 1999 for Russell 2000 Index, and April 25, 2000 for the T. Rowe Price Large Cap Growth Portfolios when those Portfolios exceeded the $100 million threshold. Metropolitan Life agreed to resume the subsidization of Russell 2000, effective February 22, 2000. All expenses, excluding those listed below, in excess of .30% of the net assets will be subsidized until the Russell 2000 Index Portfolio total net assets are at least $200 million, or April 30, 2001, whichever is earlier.

  For the Morgan Stanley EAFE Index Portfolio, subsidization was capped at 0.25% until November 9, 2000. Metropolitan Life agreed to extend a new expense cap for Morgan Stanley EAFE Index effective November 9, 2000. All expenses, excluding those listed below, in excess of 0.40% will be subsidized until the Portfolio's total net assets are at least $200 million or April 30, 2001, whichever is earlier.

  Expenses excluded from subsidization are: investment management fees payable to Metropolitan Life, brokerage commissions on portfolio transactions (including any other direct costs related to the acquisition, disposition, lending or borrowing of portfolio investments), taxes payable by the Fund, interest and other costs related to borrowings by the Fund, and any extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto). Amounts reimbursed by Metropolitan Life for the year ended December 31, 2000 are shown as Expense Reimbursements in the Statement of Operations of the respective Portfolios.

4.DIVIDEND DISTRIBUTIONS:

  The Fund distributes, at least annually, substantially all net investment income, if any, of each Portfolio, which will then be reinvested in additional full and fractional shares of the Portfolio. All net realized long-term or short-term capital gains of the Fund, if any, are declared and distributed at least annually to the shareholders of the Portfolio(s) to which such gains are attributable.

                                    MSF-146

METROPOLITAN SERIES FUND, INC.

5.SECURITIES LENDING:

  The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Co. (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Fund's behalf. In exchange, the Fund receives collateral against the loaned securities. Each Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The collateral is invested in the Navigator Securities Lending Prime Portfolio, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Fund receives 70% of the annual net income from lending transactions, which is included in interest income of the respective Portfolios. The remaining 30% is used to defray the costs of securities lending. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Portfolios with outstanding loans at December 31, 2000 are footnoted at the end of each applicable Portfolio's schedule of investments.

6.FUTURES CONTRACTS:

  The Fund may buy and sell futures contracts (on recognized exchanges) on equity securities or stock indices as a hedge or to enhance return.

  Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. A Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when a Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

7.SUBSTITUTION:

  On December 1, 2000, the New England Zenith Morgan Stanley International Magnum Equity Series (the "Substituted Portfolio") transferred all of its net assets to the Putnam International Stock Portfolio (the "Replacement Portfolio") in accordance with an order issued by the Securities and Exchange Commission, pursuant to Section 26(b) of the Investment Company Act of 1940, as amended (the "1940 Act"), approving the substitution of shares of the Replacement Portfolio for shares of the Substituted Portfolio. The substitution was accomplished by exchanging 8,251,275 shares of the Replacement Portfolio's shares valued at $98,173,123 for 8,191,259 shares outstanding of the Substituted Portfolio on December 1, 2000. The aggregate net assets of the Replacement Portfolio and the Substituted Portfolio immediately before the substitution were $314,193,975 and $98,173,123, respectively.


                                    MSF-147

METROPOLITAN SERIES FUND, INC.

INDEPENDENT AUDITORS REPORT

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE METROPOLITAN SERIES FUND,
INC.:

  We have audited the accompanying statements of assets and liabilities of the Metropolitan Series Fund, Inc. (including the State Street Research Growth, State Street Research Income, State Street Research Money Market, State Street Research Diversified, State Street Research Aggressive Growth, MetLife Stock Index, Putnam International Stock, Loomis Sayles High Yield Bond, Janus Mid Cap, T. Rowe Price Small Cap Growth, Scudder Global Equity, Harris Oakmark Large Cap Value, Neuberger Berman Partners Mid Cap Value, T. Rowe Price Large Cap Growth, Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, Russell 2000 Index, Putnam Large Cap Growth, State Street Research Aurora Small Cap Value and MetLife Mid Cap Stock Index Portfolios, collectively, the "Fund"), including the schedule of investments as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for years ended December 31, 2000 and 1999, and the financial highlights for the period January 1, 1996 (or inception date) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for the years ended December 31, 2000 and 1999, and the financial highlights for each of the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

February 16, 2001
Boston, Massachusetts

                                    MSF-148

METROPOLITAN SERIES FUND, INC.

SHAREHOLDER MEETING (UNAUDITED)

At a special meeting of Shareholders, of the Loomis Sayles High Yield Bond Portfolio and the Harris Oakmark Large Cap Value Portfolio, held on November 17, 2000 such Shareholders voted for the following proposals:

                               FOR        AGAINST     ABSTAIN       TOTAL
                          ------------- ----------- ----------- -------------
1) That with respect to
 the Loomis Sayles High
 Yield Bond Portfolio the
 new proposed Sub-
 Investment Management
 Agreement is hereby
 approved................ 6,888,726.044 158,495.225 430,891.635 7,478,112.904

2) That with respect to the
 Harris Oakmark Large Cap
 Value Portfolio the new
 proposed Sub-Investment
 Management Agreement is
 hereby approved...........  4,492,965.063 86,066.529 365,081.681 4,944,113.273

                                    MSF-149

METROPOLITAN SERIES FUND, INC.

DIRECTORS AND OFFICERS


AS OF FEBRUARY 1, 2001

DIRECTORS:                                OFFICERS:
--------------------------------------    --------------------------------------
STEVE A. GARBAN--DIRECTOR

                                          CHRISTOPHER P. NICHOLAS--PRESIDENT
DEAN O. MORTON--DIRECTOR                  AND CHIEF OPERATING OFFICER


MICHAEL S. SCOTT MORTON--DIRECTOR

                                          BARBARA A. HUME--VICE-PRESIDENT

LINDA STRUMPF--DIRECTOR

                                          DAPHNE THOMAS-JONES--VICE-PRESIDENT

ARTHUR G. TYPERMASS--DIRECTOR
                                          HUGH MCHAFFIE--VICE-PRESIDENT

                                          LAWRENCE A. VRANKA--VICE-PRESIDENT

                                          PETER DUFFY--CONTROLLER

                                          JANET M. MORGAN--TREASURER

                                          DANNE BULLOCK-JOHNSON--SECRETARY

                                          PATRICIA S. WORTHINGTON--ASSISTANT
                                          SECRETARY

                                          TERRENCE SANTRY--ASSISTANT CONTROLLER

                                          ALLISON TROIANI--ASSISTANT CONTROLLER

                                    MSF-150

In an effort to minimize duplicate mailings to our customers, we are sending one copy of our Metropolitan Series Fund Annual Report to a customer with more than one individual life insurance policy or variable annuity contract with the same address of record. Please note that the portfolio performance information provided in this report does not include withdrawal or surrender charges or Separate Account, policy or contract charges (general administrative expenses and mortality and expense risk charges or cost of insurance charges). For information regarding performance for your variable annuity contract or variable life insurance policy, please contact your sales representative. Additional information regarding MetLife products and services is available by calling 1-800-METLIFE or by visiting our Web site at www.metlife.com.


This report has been prepared for the owners and prospective owners of various insurance policies and annuity contracts issued by Metropolitan Life Insurance Company and Metropolitan Tower Life Insurance Company, a wholly-owned subsidiary of Metropolitan Life, and shareholders of Metropolitan Series Fund, Inc. This report is not authorized for distribution to prospective purchases of any of those policies or contracts unless preceded or accompanied by the current prospectuses for the appropriate contract or policy and for Metropolitan Series Fund, Inc., which contain other important information including applicable fees and charges.


                         If you want more information,
                   please contact you sales representative.


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Metropolitan Life Insurance Company                             PRSRT STD
Johnstown Office, 500 Schoolhouse Road                       U.S. Postage Paid
Johnstown, PA 15904-2914                                         METLIFE






MSFAnnual(0201)                                       E01028VLO(exp0801)MLIC-LD
Date of First Use: 2/28/2001                 1900017115 (0201) Printed in U.S.A.